As filed with the Securities and Exchange Commission on November 30, 2004

1933 Act Registration No. 033-69904

1940 Act Registration No. 811-8066

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.

Post-Effective Amendment No. 27	☒

and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 28	☒

(Check appropriate box or boxes.)

AIM COMBINATION STOCK & BOND FUNDS

(Exact Name of Registrant as Specified in Charter)

11 Greenway Plaza, Suite 100,

Houston, TX 77046

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code (713) 626-1919

Robert H. Graham

11 Greenway Plaza, Suite 100, Houston, TX 77046

(Name and Address of Agent for Service)

Copy to:

Stephen R. Rimes, Esquire	Martha J. Hays, Esquire
A I M Advisors, Inc.	Ballard Spahr Andrews & Ingersoll, LLP
11 Greenway Plaza, Suite 100	1735 Market Street, 51st Floor
Houston, Texas 77046-1173	Philadelphia, Pennsylvania 19103-7599

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on December 3, 2004 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (Date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS | December 3, 2004

AIM CORE STOCK FUND — INVESTOR CLASS, CLASS A, B, C, AND K

AIM TOTAL RETURN FUND — INVESTOR CLASS, CLASS A, B, C, AND K

Two mutual funds designed for investors seeking capital appreciation and current income.

Investor Class shares offered by this Prospectus are offered only to grandfathered investors. Please see the section of the Prospectus entitled “Shareholder Information—Purchasing Shares—Grandfathered Investors”

Class A, B, and C shares are sold primarily through financial intermediaries. Class K shares are sold to qualified retirement plans, retirement savings programs, educational savings programs, and wrap programs primarily through financial intermediaries.

Investment Goals, Strategies, And Risks	2
Fund Performance	4
Fee Table And Expense Example	7
Investment Risks	9
Principal Risks Associated With The Funds	9
Temporary Defensive Positions	10
Portfolio Turnover	11
Fund Management	11
Portfolio Managers	11
Other Information	12
Dividends And Capital Gain Distributions	12
Financial Highlights	13
Shareholder Information	A-1
Choosing a Share Class	A-1
Tools Used to Combat Excessive Short-Term Trading Activity	A-4
Purchasing Shares	A-5
Redeeming Shares	A-7
Exchanging Shares	A-10
Pricing of Shares	A-12
Taxes	A-13
Obtaining Additional Information	Back Cover

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals. Our solutions are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, AIM Investments and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.

The Securities and Exchange Commission has not approved or disapproved the shares of these Funds. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.

AIM COMBINATION STOCK & BOND FUNDS

A I M Advisors, Inc. (“AIM” or the “Advisor”) is the investment advisor for AIM Core Stock Fund (formerly INVESCO Core Equity Fund) and AIM Total Return Fund (formerly INVESCO Total Return Fund) (each a “Fund” and collectively, the “Funds”). INVESCO Institutional (N.A.), Inc. (“INVESCO Institutional”) is the sub-advisor for each Fund. On November 25, 2003, the series portfolios of AIM Combination Stock & Bond Funds, Inc., a Maryland Corporation the (“Company”), were redomesticated as the Funds, which are series portfolios of AIM Combination Stock & Bond Funds, a Delaware statutory trust. Prior to November 25, 2003, INVESCO Funds Group, Inc. (“INVESCO”) served as the investment advisor for each series portfolio of the Company. INVESCO Institutional is an affiliate of AIM and INVESCO.

This Prospectus contains important information about the Funds’ Investor Class, Class A, B, C, and K shares. Class A, B, and C shares are sold primarily through financial intermediaries. Class K shares are sold to qualified retirement plans, retirement savings programs, educational savings programs, and wrap programs primarily through financial intermediaries. If you invest through a financial intermediary, please contact your financial intermediary or, with respect to Class K shares, your plan or program sponsor, for detailed information on suitability and transactional issues (i.e., how to purchase or sell shares, minimum investment amounts, and fees and expenses). AIM Total Return Fund also offers an additional class of shares through a separate Prospectus. Each of the Fund’s classes has varying expenses, with resulting effects on their performance. You can choose the class of shares that is best for you, based on how much you plan to invest and other relevant factors discussed in “Shareholder Information—Choosing a Share Class, Purchasing Shares.” To obtain additional information about the other class of Total Return Fund’s shares, contact A I M Distributors, Inc. (“ADI”) at 1-800-347-4246.

This Prospectus will tell you more about:

Investment Goals & Strategies
Potential Investment Risks
Past Performance

Investment Goals, Strategies, And Risks

FACTORS COMMON TO ALL THE FUNDS

FOR MORE DETAILS ABOUT EACH FUND’S CURRENT INVESTMENTS AND MARKET OUTLOOK, PLEASE SEE THE MOST RECENT ANNUAL OR SEMIANNUAL REPORT.	The Funds seek to provide you with high total return through both growth and current income. They are actively managed. The Funds invest in a mix of equity securities and debt securities, as well as in options and other investments whose value is based upon the values of these securities. Often, but not always, when stock markets are up, debt markets are down and vice versa. By investing in both types of securities, the Funds attempt to cushion against sharp price movements in both equity and debt securities.

Although the Funds are subject to a number of risks that could affect their performance, their principal risk is market risk — that is, that the price of the securities in a portfolio will rise and fall due to price movements in the securities markets, and the securities held in a Fund’s portfolio may decline in value more than the overall securities markets. Since the Advisor has discretion to allocate the amounts of equity securities and debt securities held in each Fund, there is an additional risk that the portfolio of a Fund may not be allocated in the most advantageous way between equity and debt securities, particularly in times of significant market movements.

At any given time, the Funds may be subject to sector risk. Companies that have similar lines of business (for example, financial services, health, or technology) are grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. The Funds are not limited with respect to sectors in which they can invest. If the portfolio managers allocate more of their respective Fund’s portfolio holdings to a particular economic sector, the Fund’s overall performance will be more susceptible to the economic, business, or other developments which generally affect that sector. A Fund can still be diversified, even if it is heavily weighted in one or more sectors.

The Funds are subject to other principal risks such as credit, debt securities, foreign securities, interest rate, liquidity, prepayment, counterparty, and lack of timely information risks. These risks are described and discussed later in the Prospectus under the headings “Investment Risks” and “Principal Risks Associated With The Funds.” An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. As with any mutual fund, there is always a risk that you may lose money on your investment in a Fund.

2

AIM Core Stock Fund — Investor Class, Class A, B, C, and K

The Fund normally invests at least 80% of its net assets in common and preferred stocks. At least 50% of common stocks which the Fund holds will be dividend-paying common and preferred stocks. Stocks selected for the Fund generally are expected to produce income and consistent, stable returns. Although the Fund focuses on the stocks of larger companies with a history of paying dividends, it also may invest in companies that have not paid regular dividends. The Fund’s equity investments are limited to stocks that can be traded easily in the United States. It may, however, invest in foreign securities in the form of American Depositary Receipts (“ADRs”).

Core Stock Fund may invest up to 25% of its assets in foreign debt securities, provided that all such securities are denominated and pay interest in U.S. dollars (such as Eurobonds and Yankee bonds). Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

The Fund will be primarily invested in large-capitalization stocks that possess one of three attributes that are attractive relative to the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500”): (i) a low price-to-earnings ratio, (ii) a high dividend yield, or (iii) consistent growth.

The Fund is managed in a blend of the growth and value investing styles. To be managed in the growth investing style means that we focus on company fundamentals and growth prospects. Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company’s growth potential. To be managed in the value investing style means that we seek securities, particularly stocks, that are currently undervalued by the market — companies that are performing well, or have solid management and products, but whose stock prices do not reflect that value.

AIM Total Return Fund — Investor Class, Class A, B, C, and K

The Fund normally invests at least 65% of its net assets in a combination of common stocks of companies with a history of paying regular dividends and in debt securities. Debt securities include corporate obligations and obligations of the U.S. government and government agencies. Normally at least 30% of the Fund’s net assets will be invested in debt securities that are investment grade at the time of purchase and at least 30% of the Fund’s net assets will be invested in equity securities. The remaining assets of the Fund are allocated to other investments at the Advisor’s discretion, based upon current business, economic, and market conditions.

Total Return Fund may invest up to 25% of its total assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

The portion of the Fund’s portfolio invested in equity securities will be primarily invested in large-capitalization stocks that possess one of three attributes that are attractive relative to the S&P 500: (i) a low price-to-earnings ratio, (ii) a high dividend yield, or (iii) consistent growth.

The portion of the Fund’s portfolio invested in equity securities is managed in a blend of the growth and value investing styles. To be managed in the growth investing style means that we focus on company fundamentals and growth prospects. Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company’s growth potential. To be managed in the value investing style means that we seek securities, particularly stocks, that are currently undervalued by the market — companies that are performing well, or have solid management and products, but whose stock prices do not reflect that value.

The Fund may invest in obligations issued by certain agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations, such as those of the Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so.

3

Fund Performance

Performance information in the bar charts below is that of the Funds’ Investor Class shares, which has the longest operating history of the Funds’ classes. Information included in the table is that of Investor Class, Class A, Class B, Class C, and, with respect to Core Stock Fund, Class K shares. Performance information with respect to Total Return Fund, Class K shares, is not shown in the table as that class has not yet commenced operations. Investor Class and Class A, B, C, and K returns are similar because all classes of shares invest in the same portfolio of securities. The returns of the classes differ, however, to the extent of differing levels of expenses. In this regard, the returns reflected in the bar charts and table reflect only the applicable total expenses of the class shown. If the effect of the other classes’ total expenses were reflected, the returns would be lower than those shown because the other classes have higher total expenses.

The bar charts below show the Funds’ Investor Class actual yearly performance (commonly known as their “total return”) for the years ended December 31 over the past decade. The returns in the bar charts do not reflect a 12b-1 fee in excess of 0.25% or sales loads; if they did, the total returns shown would be lower. The table below shows the pre-tax and after-tax average annual total returns of Investor Class and pre-tax average annual total returns for Class A, B and C shares, and, with respect to Core Stock Fund, Class K shares, for various periods ended December 31, 2003. The after-tax returns are shown only for the Investor Class shares. After-tax returns for other classes of shares offered in this Prospectus will vary.

The information in the bar charts and table illustrates the variability of each Fund’s total return. The table shows each Fund’s performance compared to a broad-based securities market index, a style specific index and/or a peer group index. The indices may not reflect payment of fees, expenses or taxes. The Funds are not managed to track the performance of any particular index, including the indices shown below and consequently, the performance of the Funds may deviate significantly from the performance of the indices shown below. Remember, past performance (before and after taxes) does not indicate how a Fund will perform in the future.

CORE STOCK FUND — INVESTOR CLASS ACTUAL ANNUAL TOTAL RETURN[1,2,3]	TOTAL RETURN FUND — INVESTOR CLASS ACTUAL ANNUAL TOTAL RETURN[1,2,3]

Best Calendar Qtr. 6/03 15.28% Worst Calendar Qtr. 9/02 (17.94%)	Best Calendar Qtr. 6/97 11.86% Worst Calendar Qtr. 9/02 (11.31%)

4

	AVERAGE ANNUAL TOTAL RETURN[4]
(for the periods ended December 31, 2003)	1 YEAR	5 YEARS	10 YEARS OR SINCE INCEPTION
CORE STOCK FUND[1]
Investor Class[3,10]
Return Before Taxes	23.61%	0.56%	7.80%
Return After Taxes on Distributions	22.95%	-0.86%	5.47%
Return After Taxes on Distributions and Sale of Fund Shares	16.17%	-0.01%	5.64%
Class A
Return Before Taxes	16.95%	—	-5.00%[11]
Class B
Return Before Taxes	17.06%	—	-5.12%[11]
Class C
Return Before Taxes	21.24%	—	-2.07%[12]
Class K
Return Before Taxes	22.23%	—	-5.35%[13]
S&P 500 Index[5] (reflects no deduction for fees, expenses, or taxes)	28.67%	-0.57%	11.06%
Lipper Large-Cap Core Fund Index[6] (reflects no deduction for fees, expenses, or taxes)	24.80%	-1.08%	9.27%

TOTAL RETURN FUND[1]
Investor Class[3,10]
Return Before Taxes	16.42%	-0.82%	7.35%
Return After Taxes on Distributions	16.04%	-2.10%	5.87%
Return After Taxes on Distributions and Sale of Fund Shares	10.90%	-1.31%	5.61%
Class A
Return Before Taxes	9.82%	—	-2.94%[11]
Class B
Return Before Taxes	10.56%	—	-2.49%[11]
Class C
Return Before Taxes	14.45%	—	-0.37%[12]
S&P 500 Index[5] (reflects no deduction for fees, expenses, or taxes)	28.67%	-0.57%	11.06%
Custom Total Return Index[7,8] (reflects no deduction for fees, expenses, or taxes)	18.47%	2.67%	9.74%
Lipper Balance Fund Index7,[9] (reflects no deduction for fees, expenses, or taxes)	19.94%	2.95%	8.27%

After-tax returns are provided on a pre-redemption and post-redemption basis. Pre-redemption returns assume you continue to hold your shares and pay taxes on Fund distributions (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon selling or exchanging shares. Post-redemption returns assume payment of taxes on fund distributions and also that you close your account and pay remaining federal taxes. After-tax returns are calculated using the highest individual federal income tax rates in effect at the time the distribution is paid. State and local taxes are not considered. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For investors holding their shares in tax-deferred arrangements such as 401(k) plans or individual retirement accounts, the after-tax returns shown are not relevant.

[1]	Total return figures include reinvested dividends and capital gain distributions and the effect of each class’s expenses.
[2]	The year-by-year returns are for Investor Class only and do not include the effect of a 12b-1 fee in excess of 0.25%, Class A’s front-end sales charge, Class B’s or Class C’s CDSC, or other expenses specific to the other classes. If the effect of the other classes’ total expenses, including 12b-1 fees, front-end sales charge for Class A, and CDSC for Class B and Class C were reflected, returns would be lower than those shown.
[3]	Return before taxes for Investor Class shares of Core Stock and Total Return Funds year-to-date as of the calendar quarter ended September 30, 2004 were -3.18% and -1.32%, respectively.
[4]	The total returns are for those classes of shares with a full calendar year of performance. The effect of each class total expenses, including 12b-1 fees, front-end sales charge for Class A, and CDSC for Class B are reflected.
[5]	The S&P 500 Index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance. In addition, with respect to Core Stock Fund, the Lipper Large-Cap Core Fund Index (which may or may not include Core Stock Fund) is included for comparison to a peer group.

5

[6]	The Lipper Large-Cap Core Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Large Cap Core category. These funds typically invest in stocks with market capitalizations greater than $5 billion at the time of purchase and have an average price-to-earnings ratio, price-to-book, and a three year sales-per-share growth value, compared to the S&P 500 Index.
[7]	The Total Return Fund has also included the Custom Total Return Index which the Fund believes more closely reflects the performance of the types of securities in which the Fund invests. In addition, the Lipper Balanced Fund Index (which may or may not include the Total Return Fund) is included for comparison to a peer group.
[8]	The Custom Total Return Index is an index created by AIM to benchmark the Total Return Fund. The index consists of 60% S&P 500 Index and 40% Lehman Brothers U.S. Aggregate Bond Index. The Lehman Brothers U.S. Aggregate Bond Index measures the performance of U.S. investment-grade fixed rate bonds with components for government and corporate securities, mortgage pass-throughs and asset-backed securities of treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
[9]	The Lipper Balanced Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Balanced category. These funds invest to conserve principal by maintaining at all times a balanced portfolio of stocks and bonds. Typically the stock/bond ratio is approximately 60/40.
[10]	Inception dates of Investor Class shares for Core Stock Fund and Total Return Fund are February 1, 1960 and September 22, 1987, respectively.
[11]	Since inception of Class A and B shares on March 28, 2002.
[12]	Since inception of Class C shares on February 14, 2000.
[13]	Since inception of Class K shares on December 13, 2000.

6

Fee Table And Expense Example

This table describes the fees and expenses that you may pay if you buy and hold Investor Class, Class A, Class B, Class C, or Class K shares of the Funds.

SHAREHOLDER FEES PAID DIRECTLY FROM YOUR INVESTMENT

	Investor Class	Class A	Class B	Class C	Class K
Maximum Front-End Sales Charge on purchases as a percentage of offering price	None	5.50%	None	None	None
Maximum Contingent Deferred Sales Charge (CDSC) as a percentage of the lower of the total original cost or current market value of the shares	None	None[1]	5.00%[2]	1.00%[2]	None[3]
Maximum Sales Charge on reinvested dividends/distributions	None	None	None	None	None

ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS4

CORE STOCK FUND	Investor Class	Class A	Class B	Class C	Class K
Management Fees	0.51%	0.51%	0.51%	0.51%	0.51%
Distribution and Service (12b-1) Fees	0.16%	0.35%	1.00%	1.00%	0.45%
Other Expenses[5]	0.27%	0.27%	0.27%	0.27%	0.27%

Total Annual Fund Operating Expenses[6,7]	0.94%	1.13%	1.78%	1.78%	1.23%

TOTAL RETURN FUND	Investor Class	Class A	Class B	Class C	Class K
Management Fees	0.71%	0.71%	0.71%	0.71%	0.71%
Distribution and Service (12b-1) Fees	0.25%	0.35%	1.00%	1.00%	0.45%
Other Expenses[5]	0.40%	0.40%	0.40%	0.40%	0.40%[8]

Total Annual Fund Operating Expenses[6,7]	1.36%	1.46%	2.11%	2.11%	1.56%

[1]	If you buy $1,000,000 or more of Class A shares and redeem those shares within eighteen months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.
[2]	A 5.00% and 1.00% CDSC may be charged on Class B and Class C shares respectively. Please see the section entitled “Shareholder Information—Contingent Deferred Sales Charges for Class B and Class C Shares.”
[3]	If you are a retirement plan participant, you may pay a 0.70% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan’s initial purchase.
[4]	There is no guarantee that actual expenses will be the same as those shown in the table.
[5]	Effective April 1, 2004, the Board of Trustees approved a revised expense allocation methodology for the fund. Effective July 1, 2004, the Board of Trustees approved an amendment to the administrative services and transfer agency agreements. Other expenses have been restated to reflect these changes.
[6]	The Fund’s Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 2.00%, 2.65%, 2.65%, 2.10% and 1.90% on Class A, Class B, Class C, Class K and Investor Class shares, respectively. In determining the Advisor’s obligation to waive advisory fees and/or reimburse expenses, this following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limits: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund’s day-to-day operations), or items designated as such by the Fund’s Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. This expense limitation agreement is in effect through August 31, 2005.

7

[7]	The Fund’s Advisor has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed above) as follows: (i) AIM Core Stock Fund’s Class A, Class B, Class C, Class K and Investor Class shares to 1.50%, 2.15%, 2.15%, 1.60% and 1.40% of average net assets respectively; and (ii) AIM Total Return Fund’s Class A, Class B, and Class C and Investor Class shares to 1.34%, 1.99%, 1.99% and 1.24% of average net assets respectively. These expense limitation agreements may be modified or discontinued upon consultation with the Board of Trustees without further notice to investors. Further, at the direction of the Trustees of the Trust, AMVESCAP PLC has assumed expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds. Total Annual Fund Operating Expenses restated for those items in Note 5 above and net of this arrangement for the year ended August 31, 2004 was 1.34%, 1.99%, 1.99% and 1.24% for Class A, Class B, Class C and Investor Class shares, respectively, for AIM Total Return Fund.
[8]	Other Expenses for Class K shares is based on estimated average net assets for the current fiscal year.

If a financial institution is managing your account, you may also be charged a transaction or other fee by such financial institution.

As a result of 12b-I fees long-term shareholders in the Fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

The Example is intended to help you compare the cost of investing in the Investor Class, Class A, Class B, Class C, and Class K shares of the Funds to the cost of investing in other mutual funds.

The Example assumes that you invested $10,000 in Investor Class, Class A, Class B, Class C, or Class K shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that a Fund’s Investor Class, Class A, Class B, Class C, and Class K shares’ operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs of a Fund’s Investor Class, Class A, Class B, Class C, and Class K shares may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Core Stock Fund
Investor Class	$96	$300	$520	$1,155
Class A	$659	$889	$1,138	$1,849
Class B - With Redemption	$681	$860	$1,164	$1,924
Class B - Without Redemption	$181	$560	$964	$1,924
Class C - With Redemption	$281	$560	$964	$2,095
Class C - Without Redemption	$181	$560	$964	$2,095
Class K	$125	$390	$676	$1,489

Total Return Fund
Investor Class	$138	$431	$745	$1,635
Class A	$690	$986	$1,304	$2,200
Class B - With Redemption	$714	$961	$1,334	$2,276
Class B - Without Redemption	$214	$661	$1,134	$2,276
Class C - With Redemption	$314	$661	$1,134	$2,441
Class C - Without Redemption	$214	$661	$1,134	$2,441
Class K	$159	$493	$850	$1,856

8

Investment Risks

BEFORE INVESTING IN A FUND, YOU SHOULD DETERMINE THE LEVEL OF RISK WITH WHICH YOU ARE COMFORTABLE. TAKE INTO ACCOUNT FACTORS LIKE YOUR AGE, CAREER, INCOME LEVEL, AND THE HORIZON

You should determine the level of risk with which you are comfortable before you invest. The principal risks of investing in any mutual fund, including these Funds, are:

Not Insured. Mutual funds are not insured by the FDIC or any other government agency, unlike bank deposits such as CDs or savings accounts.

No Guarantee. No mutual fund can guarantee that it will meet its investment objectives.

Possible Loss Of Investment. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Funds will not reimburse you for any of these losses.

Volatility. The price of your mutual fund shares will increase or decrease with changes in the value of a Fund’s underlying investments and changes in the equity markets as a whole.

Not A Complete Investment Plan. An investment in any mutual fund does not constitute a complete investment plan. The Funds are designed to be only a part of your personal investment plan.

Principal Risks Associated With The Funds

You should consider the special risk factors discussed below associated with the Funds’ policies in determining the appropriateness of investing in a Fund. See the Statement of Additional Information for a discussion of additional risk factors.

MARKET RISK

Equity stock prices vary and may fall, thus reducing the value of a Fund’s investments. Certain stocks selected for any Fund’s portfolio may decline in value more than the overall stock market. In general, the securities of small companies are more volatile than those of mid-size or large companies.

CREDIT RISK

The Funds may invest in debt instruments, such as notes and bonds. There is a possibility that the issuers of these instruments will be unable to meet interest payments or repay principal. Changes in the financial strength of an issuer may reduce the credit rating of its debt instruments and may affect their value.

DEBT SECURITIES RISK

Debt securities include bonds, notes, and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which the Fund invests. A decline in interest rates tends to increase the market values of debt securities in which the Fund invests.

Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s (“S&P”) ratings provide a useful but not certain guide to the credit risk of many debt securities. The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. In addition to poor individual company performance in the marketplace or in its internal management, a significant economic downturn or increase in interest rates may cause issuers of debt securities to experience increased financial problems which could hurt their ability to pay principal and interest obligations, to meet projected business goals, and to obtain additional financing.

FOREIGN SECURITIES RISKS

Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks.

Currency Risk. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of a Fund’s investment in a security valued in the foreign currency, or based on that currency value.

Political Risk. Political actions, events, or instability may result in unfavorable changes in the value of a security.

Regulatory Risk. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.

Diplomatic Risk. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.

9

INTEREST RATE RISK

Changes in interest rates will affect the resale value of debt securities held in a Fund’s portfolio. In general, as interest rates rise, the resale value of debt securities decreases; as interest rates decline, the resale value of debt securities generally increases. Debt securities with longer maturities usually are more sensitive to interest rate movements.

LIQUIDITY RISK

A Fund’s portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

PREPAYMENT RISK

AIM Total Return Fund may invest in Government Agency mortgage-backed securities. In the event that a high volume of mortgages are prepaid, thereby reducing income from interest on the principal of such mortgages, the opportunity for the Fund to earn income may be decreased. If interest rates rise, mortgages may be prepaid at a slower-than-expected rate. This may effectively lengthen the life of mortgage-backed securities, which may cause the securities to be more sensitive to changes in interest rates.

COUNTERPARTY RISK

This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with a Fund.

LACK OF TIMELY INFORMATION RISK

Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.

PORTFOLIO TURNOVER RISK

A Fund’s investments may be bought and sold relatively frequently. A high turnover rate may affect the Fund’s performance because it results in higher brokerage commissions and may result in taxable gain distributions to the Fund’s shareholders.

Although each Fund generally invests in equity and debt securities, the Funds also may invest in other types of securities and other financial instruments, indicated in the chart below. Although these investments typically are not part of any Fund’s principal investment strategy, they may constitute a significant portion of a Fund’s portfolio, thereby possibly exposing a Fund and its investors to the following additional risks.

INVESTMENT	RISKS	APPLIES TO THESE FUNDS
American Depositary Receipts (ADRs)
These are securities issued by U.S. banks that represent shares of foreign corporations held by those banks. Although traded in U.S. securities markets and valued in U.S. dollars, ADRs carry most of the risks of investing directly in foreign securities.	Market, Information, Political, Regulatory, Diplomatic, Liquidity, and Currency Risks	Core Stock Total Return
Government Agency Mortgage-Backed Securities
These are securities issued by the FHLMC and the FNMA or guaranteed by the GNMA and backed by mortgages. The Fund receives payments out of the interest and principal on the underlying mortgages.	Prepayment and Interest Rate Risks	Total Return
Repurchase Agreements
A contract under which the seller of a security agrees to buy it back at an agreed-upon price and time in the future.	Credit and Counterparty Risks	Core Stock Total Return
Rule 144A Securities
Securities that are not registered, but which are bought and sold solely by institutional investors. The Fund considers many Rule 144A securities to be “liquid,” although the market for such securities typically is less active than the public securities markets.	Liquidity Risk	Core Stock Total Return

Temporary Defensive Positions

When securities markets or economic conditions are unfavorable or unsettled, we might try to protect the assets of a Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of any Fund. We have the right to invest up to 100% of a Fund’s assets in these securities, although we are unlikely to do so. Even though the

10

securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, a Fund’s performance could be comparatively lower if it concentrates in defensive holdings.

Portfolio Turnover

We actively manage and trade Total Return Fund’s portfolio. Therefore, the Fund may have a higher portfolio turnover rate than many other mutual funds. The Fund’s portfolio turnover for the fiscal year ended August 31, 2004 was 156%.

A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of the securities in its portfolio two times in the course of a year. A comparatively high turnover rate may affect the Fund’s performance because it results in higher brokerage commissions and may result in taxable capital gain distributions to the Fund’s shareholders.

Fund Management

INVESTMENT ADVISOR

INVESCO, AIM, INVESCO INSTITUTIONAL AND ADI ARE SUBSIDIARIES OF AMVESCAP PLC, AN INTERNATIONAL INVESTMENT MANAGEMENT COMPANY THAT MANAGES MORE THAN $363 BILLION IN ASSETS WORLDWIDE AS OF SEPTEMBER 30, 2004. AMVESCAP IS BASED IN LONDON, WITH MONEY MANAGERS LOCATED IN EUROPE, NORTH AND SOUTH AMERICA, AND THE FAR EAST.

AIM is the investment advisor for each Fund, and INVESCO Institutional is the sub-advisor for each Fund. INVESCO Institutional is an affiliate of AIM and INVESCO. AIM is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM has acted as an investment advisor since its organization in 1976. Today, AIM, together with its subsidiaries, advises or manages over 200 investment portfolios, encompassing a broad range of investment objectives.

INVESCO Institutional (N.A.), Inc.- National Asset Division and Fixed Income/Stable Value Division, is located at The Aegon Center, 400 West Market Street, Louisville, Kentucky 40402. As sub-advisor, INVESCO Institutional is responsible for the Funds’ day-to-day management, including the Funds’ investment decisions and the execution of securities transactions with respect to the Funds.

ADI is the Funds’ distributor and is responsible for the sale of the Funds’ shares.

AIM, INVESCO Institutional and ADI are subsidiaries of AMVESCAP PLC.

Prior to November 25, 2003, INVESCO served as the investment advisor for each series portfolio of the Company. The following table shows the fees the Funds paid to AIM and INVESCO for its advisory services in the fiscal year ended August 31, 2004.

FUND	ADVISORY FEE AS A PERCENTAGE OF AVERAGE ANNUAL NET ASSETS UNDER MANAGEMENT
Core Stock	0.51%
Total Return	0.67%

Portfolio Managers

CORE STOCK

The Fund is managed using a team approach. The investment team includes portfolio managers who concentrate on stock selection, investment personnel who concentrate on portfolio strategies, as well as research analysts.

TOTAL RETURN

The equity portion of the Fund is managed using a team approach. The investment team includes portfolio managers who concentrate on stock selection, investment personnel who concentrate on portfolio strategies, as well as research analysts.

The following individuals are primarily responsible for the day-to-day management of the Fund’s fixed income portfolio holdings:

KENNETH R. BOWLING, Portfolio Manager and Director, U.S. Fixed Income of INVESCO Institutional, is a Portfolio Manager of the Fund and has been responsible for the Fund since July 1, 2003. He has been affiliated with INVESCO Institutional and/or its affiliates since 1993 and is a Chartered Financial Analyst.

RICHARD J. KING, Senior Portfolio Manager and Head of Portfolio Management of INVESCO Institutional, is a Portfolio Manager of the Fund and has been responsible for the Fund since July 1, 2003. He has been affiliated with INVESCO Institutional and/or its affiliates since 2000 and is a Chartered Financial Analyst. Prior to joining INVESCO Institutional and/or its affiliates, Richard spent 10 years with Criterion Investment Management, where he served as Chairman of the Core Sector Group.

STEPHEN M. JOHNSON, Portfolio Manager and Chief Investment Officer, Fixed Income of INVESCO Institutional, is a Portfolio Manager of the Fund and has been responsible for the Fund since July 1, 2003. He has been affiliated with INVESCO Institutional and/or its affiliates since 1991 and is a Chartered Financial Analyst.

More information on the Fund’s portfolio managers may be found on our website (http://www.aiminvestments.com/teams). The website is not a part of this prospectus.

11

Other Information

SUITABILITY FOR INVESTORS

Only you can determine if an investment in a Fund is right for you based upon your own economic situation, the risk level with which you are comfortable and other factors. Like most mutual funds, each Fund seeks to provide higher returns than the market or its competitors, but cannot guarantee that performance. Each Fund seeks to minimize risk by investing in many different companies in a variety of industries. In general, the Funds are most suitable for investors who:

■	are willing to grow their capital over the long-term (at least five years).
■	understand that shares of a Fund can, and likely will, have daily price fluctuations.
■	are investing through tax-deferred retirement accounts, such as traditional and Roth Individual Retirement Accounts (“IRAs”), as well as employer-sponsored qualified retirement plans, including 401(k)s and 403(b)s, all of which have longer investment horizons.

You probably do not want to invest in the Funds if you are:

■	primarily seeking current dividend income.
■	unwilling to accept potential daily changes in the price of Fund shares.
■	speculating on short-term fluctuations in the stock markets.

SALES CHARGES

Purchases of Class A shares of Core Stock Fund and AIM Total Return Fund are subject to the maximum 5.50% initial sales charge as listed under the heading “Category I Initial Sales Charges” in the “Shareholder Information—Choosing a Share Class” section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section. Certain purchases of Class K shares may be subject to the contingent deferred sales charge listed in that section.

Dividends And Capital Gain Distributions

The Funds earn ordinary or investment income primarily from dividends and interest on their investments. The Funds expect to distribute substantially all of this investment income, less Fund expenses, to shareholders quarterly. All Funds can make distributions at other times, if they choose to do so. Please note that classes with higher expenses are expected to have lower dividends.

NET INVESTMENTS INCOME AND NET REALIZED CAPITAL GAIN ARE
DISTRIBUTED TO SHAREHOLDERS AT LEAST ANNUALLY. DISTRIBUTIONS ARE TAXABLE WHETHER REINVESTED IN ADDITIONAL SHARES OR PAID TO YOU IN CASH (EXCEPT FOR TAX-EXEMPT OR TAX-DEFERRED ACCOUNTS)

Each Fund also realizes capital gains or losses when it sells securities in its portfolio for more or less than it had paid for them. If total gains on sales exceed total losses (including losses carried forward from previous years), a Fund has a net realized capital gain. Net realized capital gain, if any, is distributed to shareholders at least annually, usually in December. Dividends and capital gain distributions are paid to you if you hold shares on the record date of the distribution regardless of how long you have held your shares.

Under present federal income tax laws, capital gains may be taxable at different rates, depending on how long a Fund has held the underlying investment. Short-term capital gains which are derived from the sale of assets held one year or less are taxed as ordinary income.

Long-term capital gains which derived from the sale of assets held for more than one year are taxed at up to the maximum capital gains rate, currently 15% for individuals.

A Fund’s daily NAV reflects all realized capital gains that have not yet been distributed to shareholders. Therefore, a Fund’s NAV will drop by the amount of a distribution, net of market fluctuations, on the day the distribution is declared. If you buy shares of a Fund just before a distribution is declared, you may wind up “buying a distribution.” This means that if the Fund declares a dividend or capital gain distribution shortly after you buy, you will receive some of your investment back as a taxable distribution. Although purchasing your shares at the resulting higher NAV may mean a smaller capital gain or greater loss upon sale of the shares, most shareholders want to avoid the purchase of shares immediately before the distribution record date. However, keep in mind that your basis in the Fund will be increased to the extent such distributions are reinvested in the Fund. If you sell your shares of a Fund at a loss for tax purposes and then replace those shares with a substantially identical investment either thirty days before or after that sale, the transaction is usually considered a “wash sale” and you will not be able to claim a tax loss at the time of sale. Instead, the loss will be deferred to a later date.

Dividends and capital gain distributions paid by each Fund are automatically reinvested in additional Fund shares at the NAV on the ex-distribution date, unless you choose to have them automatically reinvested in another AIM Fund or paid to you by check or electronic funds transfer. Dividends and other distributions, whether received in cash or reinvested in additional Fund shares, are generally subject to federal income tax.

12

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of the various classes of each Fund for the past five years (or, if shorter, the period of the class’ operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the financial statements, is included in each Fund’s annual report, which is available without charge by contacting ADI at the address or telephone number on the back cover of this Prospectus.

	INVESTOR CLASS
	YEAR ENDED AUGUST 31,		THREE MONTHS ENDED AUGUST 31,		YEAR ENDED MAY 31,
	2004		2003		2003	2002	2001	2000
CORE STOCK FUND
Net Asset Value — Beginning of Period	$10.95		$10.43		$11.60	$13.91	$15.45	$15.85
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income	0.06	(a)	0.02		0.10	0.16	0.22	0.24
Net Gains (Losses) on Securities (Both Realized and Unrealized)	0.25		0.52		(1.17)	(1.88)	(0.31)	1.05
Total from Investment Operations	0.31		0.54		(1.07)	(1.72)	(0.09)	1.29
LESS DISTRIBUTIONS:
Dividends from Net Investment Income	(0.05)		(0.02)		(0.10)	(0.59)	(1.45)	(1.69)
Distributions from Net Realized Gains	(0.31)		—		—	—	—	—
Total Distributions	(0.36)		(0.02)		(0.10)	(0.59)	(1.45)	(1.69)
Net Asset Value — End of Period	$10.90		$10.95		$10.43	$11.60	$13.91	$15.45

TOTAL RETURN(b)	2.83%		5.22%		(9.18% )	(12.42% )	(0.45% )	8.46%

RATIOS/SUPPLEMENTAL DATA:
Net Assets — End Of Period (000s Omitted)	$2,038,931		$2,554,020		$2,518,441	$3,184,866	$4,120,025	$4,405,739
Ratio of Expenses to Average Net Assets	0.89%	(c)(d)	1.05%	(e)	1.08%	1.02%	0.96%	0.93%
Ratio of Net Investment Income to Average Net Assets	0.54%	(c)	0.91%	(e)	0.99%	1.27%	1.47%	1.52%
Portfolio Turnover Rate(f)	104%		14%		36%	25%	36%	50%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $2,380,820,638.
(d)	After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.03%.
(e)	Annualized.
(f)	Not annualized for periods less than one year.

13

Financial Highlights (continued)

	CLASS A
	YEAR ENDED AUGUST 31,		THREE MONTHS ENDED AUGUST 31,		YEAR ENDED MAY 31,	APRIL 1, 2002 (DATE SALES COMMENCED) TO MAY 31,
	2004		2003		2003	2002
CORE STOCK FUND
Net Asset Value — Beginning of Period	$10.86		$10.35		$11.56	$12.34
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income	0.02	(a)	0.00		0.15	0.01
Net Gains (Losses) on Securities (Both Realized and Unrealized)	0.25		0.53		(1.21)	(0.71)
Total from Investment Operations	0.27		0.53		(1.06)	(0.70)
LESS DISTRIBUTIONS:
Dividends from Net Investment Income	(0.02)		(0.02)		(0.15)	(0.08)
Distributions from Net Realized Gains	(0.31)		—		—	—
Total Distributions	(0.33)		(0.02)		(0.15)	(0.08)
Net Asset Value — End of Period	$10.80		$10.86		$10.35	$11.56

TOTAL RETURN(b)	2.48%		5.09%		(9.09% )	(5.67% )

RATIOS/SUPPLEMENTAL DATA:
Net Assets — End of Period (000s Omitted)	$8,159		$3,893		$4,674	$297
Ratio of Expenses to Average Net Assets	1.25%	(c)(d)	1.26%	(e)	1.23%	0.99% (e)
Ratio of Net Investment Income to Average Net Assets	0.18%	(c)	0.64%	(e)	0.92%	1.41% (e)
Portfolio Turnover Rate(f)	104%		14%		36%	25%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not include sales charges.
(c)	Ratios are based on average daily net assets of $8,866,420.
(d)	After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.26%.
(e)	Annualized.
(f)	Not annualized for periods less than one year.

14

Financial Highlights (continued)

	CLASS B
	YEAR ENDED AUGUST 31,		THREE MONTHS ENDED AUGUST 31,		YEAR ENDED MAY 31,	APRIL 1, 2002 (DATE SALES COMMENCED) TO MAY 31,
	2004		2003		2003	2002
CORE STOCK FUND
Net Asset Value — Beginning of Period	$10.76		$10.27		$11.54	$12.34
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	(0.06	)(a)	0.00		0.00 (a)	0.01
Net Gains (Losses) on Securities (Both Realized and Unrealized)	0.25		0.49		(1.17)	(0.73)
Total from Investment Operations	0.19		0.49		(1.17)	(0.72)
LESS DISTRIBUTIONS:
Dividends from Net Investment Income	—		—		(0.10)	(0.08)
Distributions from Net Realized Gains	(0.31)		—		—	—
Total Distributions	(0.31)		—		(0.10)	(0.08)
Net Asset Value — End of Period	$10.64		$10.76		$10.27	$11.54

TOTAL RETURN(b)	1.71%		4.77%		(10.11% )	(5.83%	)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s Omitted)	$1,390		$1,390		$1,264	$258
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
With Fee Waivers and/or Expense Reimbursements	1.98%	(c)	2.16%	(d)	2.16%	1.62%	(d)
Without Fee Waivers and/or Expense Reimbursements	2.41%	(c)	2.35%	(d)	2.57%	1.62%	(d)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.55%	)(c)	(0.19%	)(d)	(0.05% )	0.84%	(d)
Portfolio Turnover Rate(e)	104%		14%		36%	25%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not include sales charges.
(c)	Ratios are based on average daily net assets of $1,774,393.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

15

Financial Highlights (continued)

	CLASS C
	YEAR ENDED AUGUST 31,		THREE MONTHS ENDED AUGUST 31,		YEAR ENDED MAY 31,			FEBRUARY 15, 2000 (DATE SALES COMMENCED) TO MAY 31,
	2004		2003		2003	2002	2001	2000
CORE STOCK FUND
Net Asset Value — Beginning of Period	$10.85		$10.34		$11.51	$13.77	$15.32	$14.55
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	(0.08	)(a)	0.00		(0.01)	0.05	0.18	0.12
Net Gains (Losses) on Securities (Both Realized and Unrealized)	0.25		0.51		(1.16)	(1.86)	(0.38)	0.84
Total from Investment Operations	0.17		0.51		(1.17)	(1.81)	(0.20)	0.96
LESS DISTRIBUTIONS:
Dividends from Net Investment Income	—		(0.00)		—	(0.45)	(1.35)	(0.19)
Distributions from Net Realized Gains	(0.31)		—		—	—	—	—
Total Distributions	(0.31)		—		—	(0.45)	(1.35)	(0.19)
Net Asset Value — End of Period	$10.71		$10.85		$10.34	$11.51	$13.77	$15.32

TOTAL RETURN(b)	1.50%		4.94%		(10.17% )	(13.17% )	(1.22% )	6.66%

RATIOS/SUPPLEMENTAL DATA:
Net Assets — End of Period (000s Omitted)	$7,952		$10,435		$8,912	$9,747	$10,404	$1,388
Ratio of Expenses to Average Net Assets	2.13%	(c)(d)	2.12%	(e)	2.20%	1.90%	1.73%	1.67%	(e)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.70%	)(c)	(0.15%	)(e)	(0.12% )	0.40%	0.75%	0.94%	(e)
Portfolio Turnover Rate(f)	104%		14%		36%	25%	36%	50%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not include sales changes.
(c)	Ratios are based on average daily net assets of $9,480,511.
(d)	After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.14%.
(e)	Annualized.
(f)	Not annualized for periods less than one year.

16

Financial Highlights (continued)

	CLASS K
	YEAR ENDED AUGUST 31,		THREE MONTHS ENDED AUGUST 31,		YEAR ENDED MAY 31,		DECEMBER 14, 2000 (DATE SALES COMMENCED) TO MAY 31,
	2004		2003		2003	2002	2001
CORE STOCK FUND
Net Asset Value — Beginning of Period	$10.75		$10.25		$11.41	$13.84	$14.38
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)	(0.07	)(a)	0.00	(a)	0.01 (a)	0.20	(0.05)
Net Gains (Losses) on Securities (Both Realized and Unrealized)	0.28		0.50		(1.16)	(1.98)	(0.48)
Total from Investment Operations	0.21		0.50		(1.15)	(1.78)	(0.53)
LESS DISTRIBUTIONS:
Dividends from Net Investment Income	—		—		(0.01)	(0.65)	(0.01)
Distributions from Net Realized Gains	(0.31)		—		—	—	—
Total Distributions	(0.31)		—		(0.01)	(0.65)	(0.01)
Net Asset Value — End of Period	$10.65		$10.75		$10.25	$11.41	$13.84

TOTAL RETURN(b)	1.90%		4.88%		(10.07% )	(12.91% )	(3.68%	)

RATIOS/SUPPLEMENTAL DATA:
Net Assets — End of Period (000s Omitted)	$2,003		$25,351		$22,450	$28,372	$1
Ratio of Expenses to Average Net Assets	2.11%	(c)(d)	2.11%	(e)	1.98% (d)	1.18%	3.00%	(e)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.68%	)(c)	(0.14%	)(e)	0.08%	1.08%	(0.71%	)(e)
Portfolio Turnover Rate(f)	104%		14%		36%	25%	36%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $15,721,533.
(d)	After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.34%. and 2.63% for the years ended August 31, 2004 and May 31,2003, respectively.
(e)	Annualized.
(f)	Not annualized for periods less than one year.

17

Financial Highlights (continued)

	INVESTOR CLASS
	YEAR ENDED AUGUST 31,		THREE MONTHS ENDED AUGUST 31,		YEAR ENDED MAY 31,
	2004		2003		2003	2002	2001	2000
TOTAL RETURN FUND
Net Asset Value — Beginning of Period	$22.53		$21.96		$24.28	$26.75	$27.74	$32.37
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income	0.29		0.09		0.40	0.39	0.55	0.81
Net Gains (Losses) on Securities (Both Realized and Unrealized)	0.73		0.57		(1.63)	(1.74)	(0.29)	(3.47)
Total from Investment Operations	1.02		0.66		(1.23)	(1.35)	0.26	(2.66)
LESS DISTRIBUTIONS:
Dividends from Net Investment Income	(0.25)		(0.09)		(0.40)	(0.39)	(0.55)	(0.81)
Distributions from Net Realized Gain	—		—		(0.69)	(0.73)	(0.70)	(1.16)
Total distributions	(0.25)		(0.09)		(1.09)	(1.12)	(1.25)	(1.97)
Net Asset Value — End of Period	$23.30		$22.53		$21.96	$24.28	$26.75	$27.74

TOTAL RETURN(a)	4.50%		2.99%		(4.85% )	(5.13% )	1.08%	(8.29% )

RATIOS/SUPPLEMENTAL DATA:
Net Assets — End of Period (000s Omitted)	$675,936		$786,180		$810,787	$1,080,197	$1,462,543	$2,326,899
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
With Fee Waivers and/or Expense Reimbursements	1.23%	(b)	1.24%	(c)	1.26%	1.49%	1.27%	1.00%
Without Fee Waivers and/or Expense Reimbursements	1.47%	(b)	1.41%	(c)	1.50%	1.49%	1.27%	1.00%
Ratio of Net Investment Income to Average Net Assets	1.25%	(b)	1.48%	(c)	1.90%	1.57%	1.98%	2.60%
Portfolio Turnover Rate(d)	156%		47%		45%	54%	76%	49%
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(b)	Ratios are based on average daily net assets of $874,402,937.
(c)	Annualized.
(d)	Not annualized for periods less than one year.

18

Financial Highlights (continued)

	CLASS A
	YEAR ENDED AUGUST 31,		THREE MONTHS ENDED AUGUST 31,		YEAR ENDED MAY 31,	MARCH 28, 2002 (DATE SALES COMMENCED) TO MAY 31,
	2004		2003		2003	2002
TOTAL RETURN FUND
Net Asset Value — Beginning of Period	$22.02		$21.47		$24.08	$25.28
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income	0.22		0.05		0.63	0.03
Net Gains (Losses) on Securities (Both Realized and Unrealized)	0.74		0.59		(1.89)	(0.95)
Total from Investment Operations	0.96		0.64		(1.26)	(0.92)
LESS DISTRIBUTIONS:
Dividends from Net Investment Income	(0.22)		(0.09)		(0.66)	(0.28)
Distributions from Net Realized Gain	—		—		(0.69)	—
Total Distributions	(0.22)		(0.09)		(1.35)	(0.28)
Net Asset Value — End of Period	$22.76		$22.02		$21.47	$24.08

TOTAL RETURN(a)	4.34%		3.00%		(4.99% )	(3.64%	)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000s Omitted)	$4,393		$513		$546	$93
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
With Fee Waivers and/or Expense Reimbursements	1.34%	(b)	1.34%	(c)	1.34%	1.18%	(c)
Without Fee Waivers and/or Expense Reimbursements	1.58%	(b)	2.57%	(c)	1.94%	1.18%	(c)
Ratio of Net Investment Income to Average Net Assets	1.14%	(b)	1.40%	(c)	1.76%	2.11%	(c)
Portfolio Turnover Rate(d)	156%		47%		45%	54%
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(b)	Ratios are based on average daily net assets of $5,704,863.
(c)	Annualized.
(d)	Not annualized for periods less than one year.

19

Financial Highlights (continued)

	CLASS B
	YEAR ENDED AUGUST 31,		THREE MONTHS ENDED AUGUST 31,		YEAR ENDED MAY 31,	MARCH 28, 2002 (DATE SALES COMMENCED) TO MAY 31,
	2004		2003		2003	2002
TOTAL RETURN FUND
Net Asset Value — Beginning of Period	$21.85		$21.31		$24.08	$25.28
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income	0.10		0.05		0.54	0.02
Net Gains (Losses) on Securities (both Realized and Unrealized)	0.71		0.54		(1.94)	(0.96)
Total from Investment Operations	0.81		0.59		(1.40)	(0.94)
LESS DISTRIBUTIONS:
Dividends from Net Investment Income	(0.07)		(0.05)		(0.68)	(0.26)
Distributions from Net Realized Gain	—		—		(0.69)	—
Total Distributions	(0.07)		(0.05)		(1.37)	(0.26)
Net Asset Value — End of Period	$22.59		$21.85		$21.31	$24.08

TOTAL RETURN(a)	3.71%		2.79%		(5.54% )	(3.76%	)

RATIOS/SUPPLEMENTAL DATA:
Net Assets — End of Period (000s Omitted)	$1,676		$604		$570	$91
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
With Fee Waivers and/or Expense Reimbursements	1.99%	(b)	1.99%	(c)	2.01%	1.86%	(c)
Without Fee Waivers and/or Expense Reimbursements	2.56%	(b)	3.07%	(c)	3.33%	1.86%	(c)
Ratio of Net Investment Income to Average Net Assets	0.49%	(b)	0.73%	(c)	1.13%	1.27%	(c)
Portfolio Turnover Rate(d)	156%		47%		45%	54%
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(b)	Ratios are based on average daily net assets of $1,240,287.
(c)	Annualized.
(d)	Not annualized for periods less than one year.

20

Financial Highlights (continued)

	CLASS C
	YEAR ENDED AUGUST 31,		THREE MONTHS ENDED AUGUST 31,		YEAR ENDED MAY 31,			FEBRUARY 14, 2000 (DATE SALES COMMENCED) TO MAY 31,
	2004		2003		2003	2002	2001	2000
TOTAL RETURN FUND
Net Asset Value — Beginning of Period	$22.03		$21.47		$23.60	$26.07	$27.30	$26.71
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income	0.10		0.03		0.12	0.05	0.43	0.29
Net Gains (Losses) on Securities (Both Realized and Unrealized)	0.71		0.57		(1.54)	(1.71)	(0.94)	0.87
Total from Investment Operations	0.81		0.60		(1.42)	(1.66)	(0.51)	1.16
LESS DISTRIBUTIONS:
Dividends from Net Investment Income	(0.07)		(0.04)		(0.02)	(0.08)	(0.02)	(0.57)
Distributions from Net Realized Gain	—		—		(0.69)	(0.73)	(0.70)	—
Total Distributions	(0.07)		(0.04)		(0.71)	(0.81)	(0.72)	(0.57)
Net Asset Value — End of Period	$22.77		$22.03		$21.47	$23.60	$26.07	$27.30

TOTAL RETURN(a)	3.68%		2.79%		(5.91% )	(6.44% )	(1.78% )	4.40%

RATIOS/SUPPLEMENTAL DATA:
Net Assets — End of Period (000s Omitted)	$2,449		$847		$787	$591	$334	$10
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
With Fee Waivers and/or Expense Reimbursements	1.99%	(b)	1.99%	(c)	2.24%	2.59%	2.30%	2.94%	(c)
Without Fee Waivers and/or Expense Reimbursements	2.52%	(b)	3.26%	(c)	3.49%	2.59%	2.30%	2.94%	(c)
Ratio of Net Investment Income to Average Net Assets	0.49%	(b)	0.60%	(c)	0.89%	0.46%	0.84%	1.46%	(c)
Portfolio Turnover Rate(d)	156%		47%		45%	54%	76%	49%
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(b)	Ratios are based on average daily net assets of $2,623,404.
(c)	Annualized.
(d)	Not annualized for periods less than one year.

21

THE AIM FUNDS

Shareholder Information

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM funds). The following information is about all the AIM funds.

CHOOSING A SHARE CLASS

Most of the AIM funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. Certain classes have higher expenses than other classes which may lower the return on your investment. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan applicable to the class, if any, (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. Your financial advisor can help you decide among the various classes. Please contact your financial advisor.

Class A1	Class A3	Class B3	Class C	Class K	Class R	Investor Class
• Initial sales charge	• No initial sales charge	• No initial sales charge	• No initial sales charge	• No initial sales charge	• No initial sales charge	• No initial sales charge

• Reduced or waived initial sales charge for certain purchases[2]	• No contingent deferred sales charge	• Contingent deferred sales charge on redemptions within six years	• Contingent deferred sales charge on redemptions within one year[6]	• Generally, no contingent deferred sales charge[2]	• Generally, no contingent deferred sales charge[2]	• No contingent deferred sales charge

• Generally, lower distribution and service (12b-1) fee than Class B, Class C, Class K or Class R shares (See ”Fee Table and Expense Example”)	• 12b-1 fee of 0.35%	• 12b-1 fee of 1.00%	• 12b-1 fee of 1.00%	• 12b-1 fee of 0.45%	• 12b-1 fee of 0.50%	• 12b-1 fee of 0.25%[8]

	• Does not convert to Class A shares	• Converts to Class A shares at the end of the month which is eight years after the date on which shares were purchased along with a pro rata portion of its reinvested dividends and distributions[4]	• Does not convert to Class A shares	• Does not convert to Class A shares	• Does not convert to Class A shares	• Does not convert to Class A shares

• Generally more appropriate for long-term investors	• Generally more appropriate for short-term investors	• Purchase orders limited to amount less than $100,000[5]	• Generally more appropriate for short-term investors	• Generally, only available to retirement plans, educational savings programs and wrap programs	• Generally, only available to employee benefit plans[7]	• Closed to new investors, except as described in the “Purchasing Shares — Grandfathered Investors” section of your prospectus

Certain AIM funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund’s Statement of Additional Information for details.

[1]	As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.
[2]	A contingent deferred sales charge may apply in some cases.
[3]	Effective September 30, 2003, Class B shares will not be made available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code. These plans include 401(k) plans (including AIM Solo 401(k) plans), money purchase pension plans and profit sharing plans. Plans that have existing accounts invested in Class B shares will continue to be allowed to make additional purchases.
[4]	AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.
AIM Global Equity Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.
[5]	Any purchase order for Class B shares in excess of $100,000 will be rejected. Although our ability to monitor or enforce this limitation for underlying shareholders of omnibus accounts is severely limited, we have advised the administrators of omnibus accounts maintained by brokers, retirement plans and approved fee-based programs of this limitation.
[6]	A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM fund that are subject to a CDSC into AIM Short Term Bond Fund.

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[7]	Generally, Class R shares are only available to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403, 457 of the Internal Revenue Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Internal Revenue Code, respectively; and voluntary employees’ beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Internal Revenue Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Internal Revenue Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs, with the exception of traditional IRAs established in connection with the rollover of assets from an employer-sponsored retirement plan in which an AIM fund was offered as an investment option.
[8]	Investor Class shares of AIM Money Market Fund and AIM Tax-Exempt Cash Fund do not have a 12b-1 fee.

Distribution and Service (12b-1) Fees

Each AIM fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares and AIM Money Market Fund and AIM Tax-Exempt Cash Fund with respect to their Investor Class shares) has adopted 12b-1 plans that allow the AIM fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Sales Charges

Sales charges on the AIM funds and classes of those funds are detailed below. As used below, the term “offering price” with respect to all categories of Class A shares includes the initial sales charge.

Certain categories of persons are permitted to purchase Class A shares of AIM funds without paying an initial sales charge because their transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase. For more detailed information regarding eligibility to purchase or redeem shares at reduced or without sales charges, please consult the fund’s website at www.aiminvestments.com and click on the links “My Account”, Service Center, or consult the fund’s Statement of Additional Information, which is available upon request free of charge.

Initial Sales Charges

The AIM funds (except AIM Short Term Bond Fund) are grouped into three categories with respect to initial sales charges. The “Other Information” section of your prospectus will tell you in what category your particular AIM fund is classified.

Category I Initial Sales Charges

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

	Investor’s Sales Charge
Amount of investment in single transaction	As a % of offering price	As a % of investment
Less than $ 25,000	5.50%	5.82%
$ 25,000 but less than $ 50,000	5.25	5.54
$ 50,000 but less than $ 100,000	4.75	4.99
$100,000 but less than $ 250,000	3.75	3.90
$250,000 but less than $ 500,000	3.00	3.09
$500,000 but less than $1,000,000	2.00	2.04

Category II Initial Sales Charges

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

	Investor’s Sales Charge
Amount of investment in single transaction	As a % of offering price	As a % of investment
Less than $ 50,000	4.75%	4.99%
$ 50,000 but less than $ 100,000	4.00	4.17
$100,000 but less than $ 250,000	3.75	3.90
$250,000 but less than $ 500,000	2.50	2.56
$500,000 but less than $1,000,000	2.00	2.04

Category III Initial Sales Charges

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

	Investor’s Sales Charge
Amount of investment in single transaction	As a % of offering price	As a % of investment
Less than $ 100,000	1.00%	1.01%
$100,000 but less than $ 250,000	0.75	0.76
$250,000 but less than $1,000,000	0.50	0.50

AIM Short Term Bond Fund Initial Sales Charges

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

	Investor’s Sales Charge
Amount of investment in single transaction	As a % of offering price	As a % of investment
Less than $ 100,000	2.50%	2.56%
$100,000 but less than $ 250,000	2.00	2.04
$250,000 but less than $ 500,000	1.50	1.52
$500,000 but less than $1,000,000	1.25	1.27

Shares Sold without a Sales Charge

You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

You will not pay an initial sales charge or a CDSC on Investor Class shares of any AIM fund.

Contingent Deferred Sales Charges for Class A Shares and AIM Cash Reserve Shares of AIM Money Market Fund

You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II AIM funds and AIM Short Term Bond Fund at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

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THE AIM FUNDS

If you currently own Class A shares of a Category I, II or III AIM fund or AIM Short Term Bond Fund and make additional purchases (through October 30, 2002 for Category III AIM funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II AIM fund and AIM Short Term Bond Fund shares, and a 12-month, 0.25% CDSC for Category III AIM fund shares). The CDSC for Category III AIM fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

Some retirement plans can purchase Class A shares at their net asset value per share. If the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan’s initial purchase.

You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

Contingent Deferred Sales Charges for Class B and Class C Shares

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

Year since purchase made	Class B	Class C
First	5%	1%
Second	4	None
Third	3	None
Fourth	3	None
Fifth	2	None
Sixth	1	None
Seventh and following	None	None

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

Contingent Deferred Sales Charges for Class K and Class R Shares

You can purchase Class K and Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class K shares are subject to a 0.70% CDSC, and the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan’s initial purchase.

Computing a CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you are redeeming shares on which there is no CDSC first and, then, shares in the order of purchase.

Reduced Sales Charges and Sales Charge Exceptions

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must notify the transfer agent at the time of purchase that your purchase qualifies for such treatment. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the transfer agent can verify your eligibility for the reduction or exception. Consult the fund’s Statement of Additional Information for details.

Reduced Sales Charges

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any AIM fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

Rights of Accumulation

You may combine your new purchases of Class A shares of an AIM fund with AIM fund shares currently owned (Class A, B, C, K or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the public offering price of all other shares you own. The transfer agent may automatically link certain accounts registered in the same name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

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Initial Sales Charge Exceptions

You will not pay initial sales charges

■	on shares purchased by reinvesting dividends and distributions;

■	when exchanging shares among certain AIM funds; and

■	when a merger, consolidation, or acquisition of assets of an AIM fund occurs.

Contingent Deferred Sales Charge (CDSC) Exceptions

You will not pay a CDSC

■	if you redeem Class B shares you held for more than six years;

■	if you redeem Class C shares you held for more than one year;

■	if you redeem Class C shares of an AIM fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

■	if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM fund and the original purchase was subject to a CDSC;

■	if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class K or Class R shares held through such plan that would otherwise be subject to a CDSC;

■	if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan’s initial purchase, all of the Class K or Class R shares held through such plan that would otherwise be subject to a CDSC;

■	if you are a participant in a qualified retirement plan and redeem Class C, Class K or Class R shares in order to fund a distribution;

■	if you participate in the Systematic Redemption Plan and withdraw up to 12% of the value of your shares that are subject to a CDSC in any twelve-month period;

■	if you redeem shares to pay account fees;

■	for redemptions following the death or post-purchase disability of a shareholder or beneficial owner;

■	if you redeem shares acquired through reinvestment of dividends and distributions; and

■	on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund’s Statement of Additional Information for details.

TOOLS USED TO COMBAT EXCESSIVE SHORT-TERM TRADING ACTIVITY

While the funds provide their shareholders with daily liquidity, their investment programs are designed to serve long-term investors. Excessive short-term trading activity in the funds’ shares (i.e., a purchase of fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of certain funds by requiring them to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time. A I M Advisors, Inc. and its affiliates (collectively, the “AIM Affiliates”) currently use the following tools designed to discourage excessive short-term trading in the retail AIM funds (the “funds”):

(1)	trade activity monitoring;

(2)	trading guidelines;

(3)	redemption fee on trades in certain funds; and

(4)	selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

Trade Activity Monitoring

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s accounts other than exchanges into a money market fund. In making such judgments, the AIM Affiliates seek to act in a manner that they believe is consistent with the best interests of shareholders.

The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

Trading Guidelines

If you exceed four exchanges out of a fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and Premier INVESCO U.S. Government Money Portfolio) per calendar year, or a fund or the distributor determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each fund and the distributor reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one fund and into (purchase) another fund.

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The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

Redemption Fee

You may be charged a 2% redemption fee if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to AIM S&P 500 Index Fund) shares of certain funds within 30 days of purchase. The AIM Affiliates expect to charge the redemption fee on other classes of shares when the funds’ transfer agent system has the capability of processing the fee across these other classes. See “Redeeming Shares — Redemption Fee” for more information.

The ability of a fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. Additionally, the AIM Affiliates maintain certain retirement plan accounts on a record keeping system that is currently incapable of processing the redemption fee. The provider of this system is working to enhance the system to facilitate the processing of this fee. These are two reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

Fair Value Pricing

The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the fund’s net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant change in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees of the fund. The overall pricing methodology and pricing services can change from time to time as approved by the Board of Trustees. See “Pricing of Shares — Determination of Net Asset Value” for more information.

Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially “stale” prices of portfolio holdings. However, if cannot eliminate the possibility of excessive short-term trading.

PURCHASING SHARES

If you hold your shares through a broker/dealer or other financial institution, your eligibility to purchase those shares, the conditions for purchase and sale, and the minimum and maximum amounts allowed may differ depending on that institution’s policies.

Minimum Investments Per AIM Fund Account

There are no minimum investments with respect to Class K and Class R shares for AIM fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for AIM fund accounts are as follows:

Type of Account	Initial Investments		Additional Investments
Employer-Sponsored Retirement Plans (includes section 401, 403 and 457 plans, and SEP, SARSEP and SIMPLE IRA plans)	$0	($25 per AIM fund investment for salary deferrals from Employer-Sponsored Retirement Plans)	$50
Systematic Purchase Plan	50		50
IRA, Roth IRA or Coverdell ESA	250		50
All other accounts	1,000		50

How to Purchase Shares

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the AIM fund verify and record your identifying information.

Purchase Options

_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _

	Opening An Account	Adding To An Account
Through a Financial Consultant	Contact your financial consultant.	Same
By Mail	Mail completed account application and check to the transfer agent, AIM Investment Services, Inc., P.O. Box 4739, Houston, TX 77210-4739.	Mail your check and the remittance slip from your confirmation statement to the transfer agent.

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	Opening An Account	Adding To An Account
By Wire	Mail completed account application to the transfer agent. Call the transfer agent at (800) 959-4246 to receive a reference number. Then, use the following wire instructions:	Call the transfer agent to receive a reference number. Then, use the wire instructions at left.
Beneficiary Bank ABA/Routing #: 113000609
Beneficiary Account Number: 00100366807
Beneficiary Account Name: AIM Investment Services, Inc.
RFB: Fund Name, Reference #
OBI: Your Name, Account #
By Telephone	Open your account using one of the methods described above.

Select the AIM Bank ConnectionSM option on your completed account application or complete an AIM Bank Connection form. Mail the application or form to the transfer agent. Once the transfer agent has received the form, call the transfer agent to place your purchase order.

Call the AIM 24-hour Automated Investor Line at 1-800-246-5463. You may place your order after you have provided the bank instructions that will be requested.

By Internet	Open your account using one of the methods described above.	Access your account at www.aiminvestments.com. The proper bank instructions must have been provided on your account. You may not purchase shares in AIM prototype retirement accounts on the internet.

Grandfathered Investors

Investor Class shares of a fund may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by A I M Distributors, Inc. (the “Grandfathered Funds”) and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries; (3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with A I M Distributors, Inc. and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) AIM fund trustees, employees of AMVESCAP PLC and its subsidiaries, AMVESCAP directors, and their immediate families.

Special Plans

Systematic Purchase Plan

You can arrange for periodic investments in any of the AIM funds by authorizing the AIM fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

Dollar Cost Averaging

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM fund account to one or more other AIM fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM fund is $50.

Automatic Dividend Investment

All of your dividends and distributions may be paid in cash or invested in any AIM fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM fund. You may invest your dividends and distributions (1) into another AIM fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM fund:

(1)	Your account balance (a) in the AIM fund paying the dividend must be at least $5,000; and (b) in the AIM fund receiving the dividend must be at least $500;

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(2)	Both accounts must have identical registration information; and

(3)	You must have completed an authorization form to reinvest dividends into another AIM fund.

Portfolio Rebalancing Program

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM funds for shares of the same class of one or more other AIM funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

Retirement Plans

Shares of most of the AIM funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Roth IRAs, SIMPLE IRA plans, SEP/SARSEP plans, 403(b) plans, 401(k) plans and Money Purchase/Profit Sharing plans, or another sponsor’s retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

Redemption Fee

You may be charged a 2% redemption fee (on total redemption proceeds) if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to AIM S&P 500 Index Fund) shares of the following funds (either by selling or exchanging to another AIM fund) within 30 days of their purchase:

AIM Asia Pacific Growth Fund	AIM Global Value Fund
AIM Developing Markets Fund	AIM High Yield Fund
AIM European Growth Fund	AIM International Core Equity Fund
AIM European Small Company Fund	AIM International Emerging Growth Fund
AIM Global Aggressive Growth Fund	AIM International Growth Fund
AIM Global Equity Fund	AIM S&P 500 Index Fund
AIM Global Growth Fund	AIM Trimark Fund

The redemption fee will be retained by the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

The 2% redemption fee will not be charged on transactions involving the following:

(1)	total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;

(2)	total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;

(3)	total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the “Code”) where the systematic capability to process the redemption fee does not exist;

(4)	total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the funds;

(5)	total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;

(6)	total or partial redemption of shares acquired through investment of dividends and other distributions; or

(7)	redemptions initiated by a fund.

The AIM Affiliates’ goals are to apply the redemption fee on all classes of shares regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Currently, the redemption fee may be applied on Class A and Investor Class shares (and Institutional Shares for AIM S&P 500 Index Fund). AIM expects to charge the redemption fee on all other classes of shares when the funds’ transfer agent system has the capability of processing the fee across these other classes. In addition, AIM intends to develop a plan to encourage brokers that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to the terms above to modify computer programs to impose the redemption fee or to develop alternate processes to monitor and restrict short-term trading activity in the funds. Lastly, the provider of AIM’s retirement plan record keeping system is working to enhance the system to facilitate the processing of the redemption fee. Until such computer programs are

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modified or alternate processes are developed, the fund’s ability to assess a redemption fee on these types of share classes and accounts is severely limited. These are reasons why the redemption fees cannot eliminate the possibility of excessive short-term trading activity.

The funds have the discretion to waive the 2% redemption fee if a fund is in jeopardy of failing the 90% income test or losing its registered investment company qualification for tax purposes.

Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

Redemption of Class A Shares and AIM Cash Reserve Shares Acquired by Exchange for Purchases Made Prior to November 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase $1,000,000 or more of Class A shares of a Category I, II or III AIM fund at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

Shares Initially Purchased	Shares Held After an Exchange	CDSC Applicable Upon Redemption of Shares
• Class A shares of Category I or II Fund	• Class A shares of Category I or II Fund or AIM Short Term Bond Fund • Class A shares of Category III Fund[1] • AIM Cash Reserve Shares of AIM Money Market Fund	• 1% if shares are redeemed within 18 months of initial purchase of Category I or II Fund or AIM Short Term Bond Fund shares

• Class A shares of Category III Fund1	• Class A shares of Category III Fund[1] • Class A shares of AIM Tax-Exempt Cash Fund • AIM Cash Reserve Shares of AIM Money Market Fund	• No CDSC
[1]	Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund.

Redemption of Class A Shares and AIM Cash Reserve Shares Acquired by Exchange for Purchases Made On and After November 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III AIM funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III AIM funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

Shares Initially Purchased	Shares Held After an Exchange	CDSC Applicable Upon Redemption of Shares
• Class A shares of Category I or II Fund or AIM Short Term Bond Fund	• Class A shares of Category I or II Fund or AIM Short Term Bond Fund • Class A shares of Category III Fund[1] • AIM Cash Reserve Shares of AIM Money Market Fund	• 1% if shares are redeemed within 18 months of initial purchase of Category I or II Fund or AIM Short Term Bond Fund shares

• Class A shares of Category III Fund	• Class A shares of Category I or II Fund or AIM Short Term Bond Fund	• 1% if shares are redeemed within 18 months of initial purchase of Category III Fund shares

• Class A shares of Category III Fund	• Class A shares of Category III Fund[1] • Class A shares of AIM Tax-Exempt Cash Fund • AIM Cash Reserve Shares of AIM Money Market Fund	• 0.25% if shares are redeemed within 12 months of initial purchase of Category III Fund shares
[1]	Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of a Category III Fund.

Redemption of Class A Shares and AIM Cash Reserve Shares Acquired by Exchange for Purchases Made After October 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

Shares Initially Purchased	Shares Held After an Exchange	CDSC Applicable Upon Redemption of Shares
• Class A shares of Category I or II Fund or AIM Short Term Bond Fund	• Class A shares of Category I or II Fund or AIM Short Term Bond Fund • Class A shares of Category III Fund[2] • AIM Cash Reserve Shares of AIM Money Market Fund	• 1% if shares are redeemed within 18 months of initial purchase of Category I or II Fund or AIM Short Term Bond Fund shares

• Class A shares of Category III Fund1	• Class A shares of Category I or II Fund or AIM Short Term Bond Fund	• 1% if shares are redeemed within 18 months of initial purchase of Category III Fund shares

• Class A shares of Category III Fund[1]	• Class A shares of Category III Fund[2] • Class A shares of AIM Tax-Exempt Cash Fund • AIM Cash Reserve Shares of AIM Money Market	• No CDSC
[1]	As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
[2]	Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund may not be exchanged for Class A shares of Category III Fund.

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Redemption of Class B Shares Acquired by Exchange from AIM Floating Rate Fund

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

How to Redeem Shares
Through a Financial Consultant	Contact your financial consultant, including your retirement plan or program sponsor.

By Mail	Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners; (2) the name of the AIM fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone	Call the transfer agent at 1-800-959-4246 or our AIM 24-hour Automated Investor Line at 1-800-246-5463. You will be allowed to redeem by telephone if (1) the proceeds are to be mailed to the address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold physical share certificates; (3) you can provide proper identification information; (4) the proceeds of the redemption do not exceed $250,000; and (5) you have not previously declined the telephone redemption privilege. Certain accounts, including retirement accounts and 403(b) plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours of the customary trading session of the New York Stock Exchange (NYSE) in order to effect the redemption at that day’s closing price. You may, with limited exceptions, redeem from an IRA account by telephone. Redemptions from other types of retirement accounts must be requested in writing.

By Internet	Place your redemption request at www.aiminvestments.com. You will be allowed to redeem by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; (3) the proceeds of the redemption do not exceed $250,000; and (4) you have already provided proper bank information. AIM prototype retirement accounts may not be redeemed on the internet. The transfer agent must confirm your transaction during the hours of the customary trading session of the NYSE in order to effect the redemption at that day’s closing price.

Timing and Method of Payment

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

Redemption by Mail

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

Redemption by Telephone

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

Redemption by Internet

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and we are not liable for internet instructions that are reasonably believed to be genuine.

Payment for Systematic Redemptions

You may arrange for regular monthly or quarterly withdrawals from your account of at least $100. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

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Expedited Redemptions

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

Redemptions by Check

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

Signature Guarantees

We require a signature guarantee when you redeem by mail and

(1)	the amount is greater than $250,000;

(2)	you request that payment be made to someone other than the name registered on the account;

(3)	you request that payment be sent somewhere other than the bank of record on the account; or

(4)	you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

Redemptions in Kind

Although the AIM funds generally intend to pay redemption proceeds solely in cash, the AIM funds reserve the right to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

Redemptions by the AIM Funds

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM funds have the right to redeem the account after giving you 60 days’ prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

If an AIM fund determines that you have not provided a correct Social Security or other tax ID number on your account application, or the AIM fund is not able to verify your identity as required by law, the AIM fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM fund for those of another AIM fund. An exchange is the movement out of (redemption) one fund and into (purchase) another fund. Before requesting an exchange, review the prospectus of the AIM fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

You may be charged a redemption fee on certain redemptions, including exchanges. See “Redeeming Shares — Redemption Fee.”

Permitted Exchanges

Except as otherwise stated under “Exchanges Not Permitted,” you generally may exchange your shares for shares of the same class of another AIM fund.

You may also exchange:

(1)	Class A shares of an AIM fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2)	Class A shares of an AIM fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) for Class A3 shares of an AIM fund;

(3)	Class A3 shares of an AIM fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4)	Class A3 shares of an AIM fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund);

(5)	AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM fund;

(6)	AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective February 17, 2003, and AIM Tax-Exempt Cash Fund);

(7)	Investor Class shares of an AIM fund for Class A shares of any AIM fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) or Class A3 shares of an AIM fund; or

(8)	Class A or A3 shares of an AIM fund for Investor Class shares of any AIM fund as long as you are eligible to purchase Investor Class shares of any AIM fund at the time of exchange.

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You may be required to pay an initial sales charge when exchanging from a fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

Exchanges Not Subject to a Sales Charge

You will not pay an initial sales charge when exchanging:

(1)	Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for
(a)	Class A shares of another AIM fund;
(b)	AIM Cash Reserve Shares of AIM Money Market Fund; or
(c)	Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2)	Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for
(a)	AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or
(b)	Class A shares of another AIM Fund, but only if
(i)	you acquired the original shares before May 1, 1994; or
(ii)	you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3)	AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for
(a)	Class A shares of an AIM fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares
(i)	prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;
(ii)	on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

(4)	Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for
(a)	AIM Cash Reserve Shares of AIM Money Market Fund; or
(b)	Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1)	Class A shares for other Class A shares;

(2)	Class B shares for other Class B shares;

(3)	Class C shares for other Class C shares;

(4)	Class K shares for other Class K shares;

(5)	Class R shares for other Class R shares.

Exchanges Not Permitted

Certain classes of shares are not covered by the exchange privilege. You may not exchange:

(1)	Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund for Class A shares of a Category III AIM fund after February 16, 2003; or

(2)	Class A shares of a Category III AIM fund for Class A shares of another Category III AIM fund after February 16, 2003.

For shares purchased prior to November 15, 2001, you may not exchange:

(1)	Class A shares of Category I or II AIM funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2)	Class A shares of Category III AIM funds purchased at net asset value for Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund;

(3)	AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM fund;

(4)	AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of a Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund that are subject to a CDSC; or

(5)	on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III AIM Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1)	Class A shares of Category I or II AIM fund, Class A shares of AIM Short Term Bond Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2)	Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

(3)	AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM fund or for Class A shares of any AIM fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II AIM fund or AIM Short Term Bond Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II AIM fund or AIM Short Term Bond Fund.

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Exchange Conditions

The following conditions apply to all exchanges:

■	You must meet the minimum purchase requirements for the AIM fund into which you are exchanging;

■	Shares of the AIM fund you wish to acquire must be available for sale in your state of residence;

■	Exchanges must be made between accounts with identical registration information;

■	The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

■	Shares must have been held for at least one day prior to the exchange; and

■	If you have physical share certificates, you must return them to the transfer agent prior to the exchange.

Terms of Exchange

Under unusual market conditions, an AIM fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM funds or the distributor may modify or terminate this privilege at any time. The AIM fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

By Mail

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM funds from which and into which the exchange is to be made.

By Telephone

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

By Internet

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

Exchanging Class B, Class C and Class R Shares

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

Each AIM fund and its agents reserve the right at any time to:

•	reject or cancel all or any part of any purchase or exchange order;
•	modify any terms or conditions of purchase of shares of any AIM fund;
•	reject or cancel any request to establish the Systematic Purchase Plan and Systematic Redemption Plan options on the same account; or
•	suspend, change or withdraw all or any part of the offering made by this prospectus.

PRICING OF SHARES

Determination of Net Asset Value

The price of each AIM fund’s shares is the fund’s net asset value per share. The AIM funds value portfolio securities for which market quotations are readily available at market value. The AIM funds’ short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

The AIM funds value all other securities and assets at their fair value. Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the AIM funds’ shares are determined as of the close of the respective markets. Events affecting the values of such securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the AIM fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of the effect that the development/event has actually

MCF—11/04—A

THE AIM FUNDS

caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds. Because some of the AIM funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM funds do not price their shares, the value of those funds’ assets may change on days when you will not be able to purchase or redeem fund shares.

Each AIM fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

Timing of Orders

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM fund during the prior year.

Any long-term or short-term capital gains realized from redemptions of AIM fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

Investors in tax-exempt funds should read the information under the heading “Other Information — Special Tax Information Regarding the Fund” in their prospectus.

The foreign, state and local tax consequences of investing in AIM fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

MCF—11/04—A

Obtaining Additional Information

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the Funds and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the Funds’ investments. The Funds’ annual report also discusses the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year. Beginning with fiscal periods ending after July 9, 2004, the Funds also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about these Funds, another fund in The AIM Family of Funds® or your account, or wish to obtain free copies of the Funds’ current SAI or annual or semiannual reports, please contact us

You also can review and obtain copies of the fund’s SAI, financial reports, the Funds’ Forms N-Q and other information at the SEC’s Public Reference Room in Washington, D.C.; on the EDGAR database on the SEC’s internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC’s Public Reference Room, Washington, D.C. 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

AIM Core Stock Fund

AIM Total Return Fund

SEC 1940 Act file number: 811-8066

By Mail:	AIM Investment Services, Inc. P. O. Box 4739 Houston, TX 77210-4739

By Telephone:	(800) 959-4246

On the Internet:	You can send us a request by e-mail or download prospectuses, annual or semiannual reports via our website: http://www.aiminvestments.com

The Funds’ most recent portfolio holdings, as filed on Form N-Q, are also available at www.aiminvestments.com.

AIMinvestments.com	I-CSB-PRO-1

PROSPECTUS | DECEMBER 3, 2004

AIM TOTAL RETURN FUND — INSTITUTIONAL CLASS

A no-load class of shares of a mutual fund designed for investors seeking capital appreciation and current income.

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA, Invest with DISCIPLINE, The AIM College Savings Plan, AIM Solo 401(k), AIM Investments and Design and Your goals, Our solutions, are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, AIM Investments and myaim.com are service marks of A I M Management Group Inc. AIM Trimark is a service mark of A I M Management Group Inc. and AIM Funds Management Inc.

The Securities and Exchange Commission has not approved or disapproved the shares of the Fund. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.

AIM COMBINATION STOCK & BOND FUNDS

A I M Advisors, Inc. (“AIM” or the “Advisor”) is the investment advisor for AIM Total Return Fund (formerly INVESCO Total Return Fund (the “Fund”). INVESCO Institutional (N.A.), Inc. (“INVESCO International”) is the sub-advisor for the Fund. On November 25, 2003, the series portfolio of AIM Combination Stock & Bond Fund, Inc., a Maryland corporation the (“Company”), were redomesticated as the Funds, which are series portfolios of AIM Combination Stock & Bond Funds, a Delaware statutory trust. Prior to November 25, 2003, INVESCO Funds Group, Inc., (“INVESCO”) served as the investment advisor for each series portfolio of the Company. INVESCO Institutional is an affiliate of INVESCO.

This Prospectus contains important information about the Fund’s Institutional Class shares, which are offered only to institutional investors and qualified retirement plans. The Fund also offers one or more additional classes of shares through a separate prospectus. Each of the Fund’s classes has varying expenses, with resulting effects on their performance. You can choose the class of shares that is best for you based on how much you plan to invest and other relevant factors discussed in “How To Buy Shares.” To obtain additional information about other classes of shares, contact A I M Distributors, Inc. (“ADI”) at 1-800-347-4246.

This Prospectus will tell you more about:

Investment Goals & Strategies
Potential Investment Risks
Past Performance

Investment Goals, Strategies, And Risks

FOR MORE DETAILS ABOUT THE FUND’S CURRENT INVESTMENTS AND MARKET OUTLOOK, PLEASE SEE THE MOST RECENT ANNUAL OR SEMIANNUAL REPORT.

The Fund seeks to provide you with high total return through both growth and current income. It is actively managed. The Fund invests in a mix of equity securities and debt securities, as well as in options and other investments whose values are based upon the values of these securities. Often, but not always, when stock markets are up, debt markets are down and vice versa. By investing in both types of securities, the Fund attempts to cushion against sharp price movements in both equity and debt securities.

The Fund normally invests at least 65% of its net assets in a combination of common stocks of companies with a history of paying regular dividends and in debt securities. Debt securities include corporate obligations and obligations of the U.S. government and government agencies. Normally, at least 30% of the Fund’s net assets will be invested in debt securities that are rated investment grade at the time of purchase and at least 30% of the Fund’s net assets will be invested in equity securities. The remaining assets of the Fund are allocated to other investments at the Advisor’s discretion, based upon current business, economic, and market conditions.

The Fund may invest up to 25% of its total assets in securities of non U.S. issuers. Securities of Canadian issuers and American Depositary Receipts are not subject to this 25% limitation.

The portion of the Fund’s portfolio invested in equity securities will be primarily invested in large-capitalization stocks that possess one of three attributes that are attractive relative to the S&P 500: (i) a low price-to-earnings ratio, (ii) a high dividend yield, or (iii) consistent growth.

The portion of the Fund’s portfolio invested in equity securities is managed in a blend of the growth and value investing styles. To be managed in the growth investing style means that we focus on company fundamentals and growth prospects. Growth investing may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company’s growth potential. To be managed in the value investing style means that we seek securities, particularly stocks, that are currently undervalued by the market — companies that are performing well, or have solid management and products, but whose stock prices do not reflect that value.

The Fund may invest in obligations issued by certain agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations, such as those of the Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so.

Although the Fund is subject to a number of risks that could affect its performance, its principal risk is market risk — that is, that the price of the securities in a portfolio will rise and fall due to price movements in the securities markets, and the securities held in the Fund’s portfolio may decline in value more than the overall securities markets. Since the Advisor has discretion to allocate the amounts of equity securities and debt securities held by the Fund, there is an additional risk that the portfolio of the Fund may not be allocated in the most advantageous way between equity and debt securities, particularly in times of significant market movements.

At any given time, the Fund may be subject to sector risk. Companies that have similar lines of business (for example, financial services, health, or technology) are grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. The Fund is not limited with respect to the sectors in which it can invest. If the portfolio managers allocate more of the Fund’s portfolio holdings to a particular economic sector, the Fund’s overall performance will be more susceptible to the economic, business, or other developments which generally affect that sector. The Fund can still be diversified, even if it is heavily weighted in one or more sectors.

The Fund is subject to other principal risks such as credit, debt securities, foreign securities, interest rate, liquidity, prepayment, counterparty, and lack of timely information risks. These risks are described and discussed later in the Prospectus under the headings “Investment Risks” and “Principal Risks Associated With The Fund.” An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. As with any mutual fund, there is always a risk that you may lose money on your investment in the Fund.

Fund Performance

Since the Fund’s Institutional Class shares commenced investment operations on November 3, 2003, the bar chart below shows the Fund’s Investor Class shares’ actual yearly performance for the years ended December 31 (commonly known as its “total return”) since inception. Investor Class shares are not offered in this Prospectus. Investor Class and Institutional Class returns would be similar because both classes of shares invest in the same portfolio of securities. The returns of the Classes would differ, however, to the extent of differing levels of expenses. In this regard, the returns reflected in the bar chart and table reflect only the applicable total expenses of the class shown. If the effect of the Institutional Class shares total expenses were reflected, the returns would be higher than those shown because the Investor Class shares have higher total expenses. The table below shows pre-tax and after-tax average annual total returns for various periods ended December 31, 2003 for the Fund’s Investor Class shares.

The information in the bar chart and table illustrates the variability of the Fund’s Investor Class shares’ total return. The table shows the Fund’s Investor Class shares performance compared to a broad-based securities market index, a style specific index and/or a peer group index. The indices may not reflect payment of fees, expenses or taxes. The Fund is not managed to track the performance of any particular index, including the indices shown below, and consequently, the performance of the Fund may deviate significantly from the performance of the indices shown below. Remember, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

TOTAL RETURN FUND — INVESTOR CLASS ACTUAL ANNUAL TOTAL RETURN[1,2,3]

Best Calendar Qtr. 6/97 11.86% Worst Calendar Qtr. 9/02 (11.31%)

3

	AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31, 2003)	1 YEAR	5 YEARS		10 YEARS
Total Return Fund - Investor Class[1,2]
Return Before Taxes	16.42%	(0.82%	)	7.35%
Return After Taxes on Distributions	16.04%	(2.10%	)	5.87%
Return After Taxes on Distributions and Sale of Fund Shares	10.90%	(1.31%	)	5.61%

S&P 500 Index[4] (reflects no deduction for fees, expenses, or taxes)	28.67%	(0.57%	)	11.06%
Custom Total Return Index[4,5] (reflects no deduction for fees, expenses, or taxes)	18.47%	2.67%		9.74%
Lipper Balanced Fund Index[4,6] (reflects no deduction for fees, expenses, or taxes)	19.94%	2.95%		8.27%

After-tax returns are provided on a pre-redemption and post-redemption basis. Pre-redemption returns assume you continue to hold your shares and pay taxes on Fund distributions (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon selling or exchanging shares. Post-redemption returns assume payment of taxes on fund distributions and also that you close your account and pay remaining federal taxes. After-tax returns are calculated using the highest individual federal income tax rates in effect at the time the distribution is paid. State and local taxes are not considered. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For investors holding their shares in tax-deferred arrangements such as 401(k) plans or individual retirement accounts, the after-tax returns shown are not relevant.

[1]	Total return figures include reinvested dividends and capital gain distributions and the effect of the Investor Class expenses.
[2]	The total returns are for Investor Class shares that are not offered in this Prospectus. Total returns of Investor Class shares will differ only to the extent that the classes do not have the same expenses.
[3]	Return before taxes for Investor Class shares of the Fund year-to-date as of the calendar quarter ended September 30, 2004 was -1.32%.
[4]	The S&P 500 Index measures the performance of the 500 most widely held common stocks and is considered one of the best indicators of U.S. stock market performance. The Fund has also included the Custom Total Return Index which the Fund believes more closely reflects the performance of the types of securities in which the Fund invests. In addition, the Lipper Balanced Fund Index (which may or may not include the Fund) is included for comparison to a peer group.
[5]	The Custom Total Return Index is an index created by A I M Advisors, Inc. to benchmark the Total Return Fund. The index consists of 60% S&P 500 Index and 40% Lehman Brothers U.S. Aggregate Bond Index. The Lehman Brothers U.S. Aggregate Bond Index measures the performance of U.S. investment-grade fixed rate bonds with components for government and corporate securities, mortgage pass-throughs and asset-backed securities of treasury issues, agency issues, corporate bond issues and mortgage-backed securities.
[6]	The Lipper Balanced Fund Index is an equally weighted representation of the 30 largest funds in the Lipper Balanced category. These funds invest to conserve principal by maintaining at all times a balanced portfolio of stocks and bonds. Typically the stock/bond ratio is approximately 60/40.

Fee Table And Expense Example

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

SHAREHOLDER FEES PAID DIRECTLY FROM YOUR INVESTMENT

You pay no fees to purchase Institutional Class shares of the Fund or AIM, to exchange to another AIM fund, or to sell your shares. Accordingly, no fees are paid directly from your shareholder account.

ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS1

TOTAL RETURN FUND — INSTITUTIONAL CLASS
Management Fees	0.71%
Distribution and Service (12b-1) Fees	None
Other Expenses[2]	0.43%

Total Annual Fund Operating Expenses[3,4]	1.14%

[1]	There is no guarantee that actual expenses will be the same as those shown in the table.
[2]	Effective April 1, 2004 the Board of Trustees approved a revised expense allocation methodology for the Fund. Effective July 1, 2004, the Board of Trustees approved an amendment to the administrative services and transfer agency agreements. Other expenses have been restated to reflect these changes.
[3]	The Fund’s Advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 1.65% on Institutional Class shares. In determining the Advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause the Total Annual Fund Operating Expenses to exceed the limits: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund’s day-to-day operations), or items designated as such by the Fund’s Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. This expense limitation agreement is in effect through August 31, 2005.
[4]	The Fund’s Advisor has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed above) to 0.99% on Institutional Class shares. This expense limitation agreement may be modified or discontinued upon consultation with the Board of Trustees without further notice to investors. Further, at the direction of the Trustees of the Trust, AMVESCAP PLC has assumed expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM Funds. Total Annual Fund Operating Expenses restated for those items in Note 2 above and net of this arrangement for the year ended August 31, 2004 was 0.99%.

You should also consider the effect of any account fees charged by the financial institution managing your account.

4

EXPENSE EXAMPLE

The Example is intended to help you compare the cost of investing in the Institutional Class shares of the Fund to the cost of investing in other mutual funds.

The Example assumes that you invested $10,000 in the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s Institutional Class shares’ operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs of the Fund’s Institutional Class shares may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$116	$362	$628	$1,386

Investment Risks

You should determine the level of risk with which you are comfortable before you invest. The principal risks of investing in any mutual fund, including the Fund, are:

BEFORE INVESTING IN THE FUND, YOU SHOULD DETERMINE THE LEVEL OF RISK WITH WHICH YOU ARE COMFORTABLE. TAKE INTO ACCOUNT FACTORS LIKE YOUR AGE, CAREER, INCOME LEVEL, AND TIME HORIZON.

Not Insured. Mutual funds are not insured by the FDIC or any other government agency, unlike bank deposits such as CDs or savings accounts.

No Guarantee. No mutual fund can guarantee that it will meet its investment objectives.

Possible Loss Of Investment. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Fund will not reimburse you for any of these losses.

Volatility. The price of your mutual fund shares will increase or decrease with changes in the value of the Fund’s underlying investments and changes in the equity markets as a whole.

Not A Complete Investment Plan. An investment in any mutual fund does not constitute a complete investment plan. The Fund is designed to be only a part of your personal investment plan.

Principal Risks Associated With The Fund

You should consider the special risk factors discussed below associated with the Fund’s policies in determining the appropriateness of investing in the Fund. See the Statement of Additional Information for a discussion of additional risk factors.

MARKET RISK

Equity stock prices vary and may fall, thus reducing the value of the Fund’s investments. Certain stocks selected for any Fund’s portfolio may decline in value more than the overall stock market.

CREDIT RISK

The Fund may invest in debt instruments, such as notes and bonds. There is a possibility that the issuers of these instruments will be unable to meet interest payments or repay principal. Changes in the financial strength of an issuer may reduce the credit rating of its debt instruments and may affect their value.

DEBT SECURITIES RISK

Debt securities include bonds, notes, and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which the Fund invests. A decline in interest rates tends to increase the market values of debt securities in which the Fund invests.

Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s (“S&P”) ratings provide a useful but not certain guide to the credit risk of many debt securities. The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. In addition to poor individual company performance in the marketplace or in its internal management, a significant economic downturn or increase in interest rates may cause issuers of debt securities to experience increased financial problems which could hurt their ability to pay principal and interest obligations, to meet projected business goals, and to obtain additional financing.

5

FOREIGN SECURITIES RISK

Investments in foreign and emerging markets carry special risks, including currency, political, regulatory, and diplomatic risks.

Currency Risk. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of the Fund’s investment in a security valued in the foreign currency, or based on that currency value.

Political Risk. Political actions, events, or instability may result in unfavorable changes in the value of a security.

Regulatory Risk. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.

Diplomatic Risk. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.

INTEREST RATE RISK

Changes in interest rates will affect the resale value of debt securities held in the Fund’s portfolio. In general, as interest rates rise, the resale value of debt securities decreases; as interest rates decline, the resale value of debt securities generally increases. Debt securities with longer maturities usually are more sensitive to interest rate movements.

LIQUIDITY RISK

The Fund’s portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

PREPAYMENT RISK

The Fund may invest in Government Agency mortgage-backed securities. In the event that a high volume of mortgages are prepaid, thereby reducing income from interest on the principal of such mortgages, the opportunity for the Fund to earn income may be decreased. If interest rates rise, mortgages may be prepaid at a slower-than-expected rate. This may effectively lengthen the life of mortgage-backed securities, which may cause the securities to be more sensitive to changes in interest rates.

COUNTERPARTY RISK

This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.

LACK OF TIMELY INFORMATION RISK

Timely information about a security or its issuer may be unavailable, incomplete, or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.

PORTFOLIO TURNOVER RISK

The Fund’s investments may be bought and sold relatively frequently. A high turnover rate may affect the Fund’s performance because it results in higher brokerage commissions and may result in taxable gain distributions to the Fund’s shareholders.

Although the Fund generally invests in equity and debt securities, the Fund also may invest in other types of securities and other financial instruments indicated in the chart below. Although these investments typically are not part of the Fund’s principal investment strategy, they may constitute a significant portion of the Fund’s portfolio, thereby possibly exposing the Fund and its investors to the following additional risks.

INVESTMENT	RISKS
American Depositary Receipts (ADRs)
These are securities issued by U.S. banks that represent shares of foreign corporations held by those banks. Although traded in U.S. securities markets and valued in U.S. dollars, ADRs carry most of the risks of investing directly in foreign securities.	Market, Information, Political, Regulatory, Diplomatic, Liquidity, and Currency Risks
Government Agency Mortgage-Backed Securities
These are securities issued by the FHLMC and the FNMA or guaranteed by the GNMA and backed by mortgages. The Fund receives payments out of the interest and principal on the underlying mortgages.	Prepayment and Interest Rate Risks
Repurchase Agreements
A contract under which the seller of a security agrees to buy it back at an agreed-upon price and time in the future.	Credit and Counterparty Risks
Rule 144A Securities
Securities that are not registered, but which are bought and sold solely by institutional investors. The Fund considers many Rule 144A securities to be “liquid,” although the market for such securities typically is less active than the public securities markets.	Liquidity Risk

6

Temporary Defensive Positions

When securities markets or economic conditions are unfavorable or unsettled, we might try to protect the assets of the Fund by investing in securities that are highly liquid, such as high-quality money market instruments like short-term U.S. government obligations, commercial paper, or repurchase agreements, even though that is not the normal investment strategy of the Fund. We have the right to invest up to 100% of the Fund’s assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, the Fund’s performance could be comparatively lower if it concentrates in defensive holdings.

Portfolio Turnover

We actively manage and trade the Fund’s portfolio. Therefore, the Fund may have a higher portfolio turnover rate than many other mutual funds. The Fund’s portfolio turnover for the fiscal year ended August 31, 2004 was 156%.

A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of the securities in its portfolio two times in the course of a year. A comparatively high turnover rate may affect the Fund’s performance because it results in higher brokerage commissions and may result in taxable capital gain distributions to the Fund’s shareholders.

Fund Management

AIM, INVESCO INSTITUTIONAL AND ADI ARE SUBSIDIARIES OF AMVESCAP PLC, AN INTERNATIONAL INVESTMENT COMPANY THAT MANAGES MORE THAN $363 BILLION IN ASSETS WORLDWIDE AS OF SEPTEMBER 30, 2004. AMVESCAP IS BASED IN LONDON, WITH MONEY MANAGERS LOCATED IN EUROPE, NORTH AND SOUTH AMERICA, AND THE FAR EAST.

INVESTMENT ADVISOR

AIM is the investment advisor for the Fund, and INVESCO Institutional is the sub-advisor for the Fund. INVESCO Institutional is an affiliate of AIM and INVESCO. AIM is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM has acted as an investment advisor since its organization in 1976. Today, AIM, together with its subsidiaries, advises or manages over 200 investment portfolios, encompassing a broad range of investment objectives.

INVESCO Institutional (N.A.) Inc. — National Asset Division and Fixed Income/Stable Value Division, is located at The Aegon Center, 400 West Market Street, Louisville, Kentucky 40402. As sub-advisor, INVESCO Institutional is responsible for the Fund’s day-to-day management, including the Fund’s investment decisions and the execution of securities transactions with respect to the Fund.

ADI is the Fund’s distributor and is responsible for the sale of the Fund’s shares.

AIM, INVESCO Institutional and ADI are subsidiaries of AMVESCAP PLC.

Prior to November 25, 2003, INVESCO served as the investment advisor for each series portfolio of the company. The following table shows the fee the Fund paid to AIM and INVESCO for its advisory services in the fiscal year ended August 31, 2004:

FUND	ADVISORY FEE AS A PERCENTAGE OF AVERAGE ANNUAL NET ASSETS UNDER MANAGEMENT
Total Return	0.67%

Portfolio Managers

The equity portion of the Fund is managed using a team approach. The investment team includes portfolio managers who concentrate on stock selection, investment personnel who concentrate on portfolio strategies, as well as research analysts.

The following individuals are primarily responsible for the day-to-day management of the Fund’s fixed income portfolio holdings:

Kenneth R. Bowling, Portfolio Manager and Director, U.S. Fixed Income of INVESCO Institutional, is a Portfolio Manager of the Fund and has been responsible for the Fund since July 1, 2003. He has been affiliated with INVESCO Institutional and/or its affiliates since 1993 and is a Chartered Financial Analyst.

Richard J. King, Senior Portfolio Manager and Head of Portfolio Management of INVESCO Institutional, is a Portfolio Manager of the Fund and has been responsible for the Fund since July 1, 2003. He has been affiliated with INVESCO Institutional and/or its affiliates since 2000 and is a Chartered Financial Analyst. Prior to joining INVESCO Institutional and/or its affiliates, Richard spent 10 years with Criterion Investment Management, where he served as Chairman of the Core Sector Group.

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Stephen M. Johnson, Portfolio Manager and Chief Investment Officer, Fixed Income of INVESCO Institutional, is a Portfolio Manager of the Fund and has been responsible for the Fund since July 1, 2003. He has been affiliated with INVESCO Institutional and/or its affiliates since 1991 and is a Chartered Financial Analyst.

More information on the Fund’s portfolio managers may be found on our website (http://www.aiminvestments.com/teams). The website is not a part of this prospectus.

Potential Rewards

NO SINGLE FUND SHOULD REPRESENT YOUR COMPLETE INVESTMENT PROGRAM NOR SHOULD YOU ATTEMPT TO USE THE FUND FOR SHORT-TERM TRADING PURPOSES.

SUITABILITY FOR INVESTORS

Only you can determine if an investment in the Fund is right for you based upon your own economic situation, the risk level with which you are comfortable, and other factors. Like most mutual funds, the Fund seeks to provide higher returns than the market or its competitors, but cannot guarantee that performance. The Fund seeks to minimize risk by investing in many different companies in a variety of industries. In general, the Fund is most suitable for investors who:

■	are willing to grow their capital over the long-term (at least five years).
■	understand that shares of the Fund can, and likely will, have daily price fluctuations.
■	are investing through tax-deferred retirement accounts, such as traditional and Roth Individual Retirement Accounts (“IRAs”), as well as employer-sponsored qualified retirement plans, including 401(k)s and 403(b)s, all of which have longer investment horizons.

You probably do not want to invest in the Fund if you are:

■	primarily seeking current dividend income.
■	unwilling to accept potentially significant changes in the price of Fund shares.
■	speculating on short-term fluctuations in the stock markets.

Share Price

CURRENT MARKET VALUE OF FUND ASSETS +ACCRUED INTEREST AND DIVIDENDS - FUND DEBTS INCLUDING ACCRUED EXPENSES ÷ NUMBER OF SHARES = YOUR SHARE PRICE (NAV)

Determination of Net Asset Value

The price of the Fund’s shares is the Fund’s net asset value per share. The Fund values portfolio securities for which market quotations are readily available at market value. The Fund’s short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

The Fund values all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the New York Stock Exchange (“NYSE”), events occur that may materially affect the value of the security, the Funds may value the security at its fair value as determined in good faith by or under the supervision of the Funds’ Board of Trustees. The effect of using fair value pricing is that the Fund’s net asset value will include some security prices that are not exclusively determined by the market. Because the Fund may invest in securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the Fund’s assets may change on days when you will not be able to purchase or redeem Fund shares.

The Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. Because the Institutional Class expenses vary from other classes of the Fund, NAV is calculated separately for that class.

Timing of Orders

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The Fund prices purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. The Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

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Tools Used to Combat Excessive Short-Term Trading Activity

While the Fund provides its shareholders with daily liquidity, its investment program is designed to serve long-term investors. Excessive short-term trading activity in the Fund’s shares (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa) may hurt the long-term performance of the Fund by requiring it to maintain an excessive amount of cash or to liquidate portfolio holdings at a disadvantageous time. AIM and its affiliates (collectively, the “AIM Affiliates”) currently use the following tools designed to discourage excessive short-term trading in the retail funds within The AIM Family of Funds® (the “AIM Funds”):

■	trade activity monitoring;
■	trading guidelines;
■	redemption fee on trades in certain AIM Funds; and
■	selective use of fair value pricing.

Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, you should understand that none of these tools alone nor all of them taken together eliminate the possibility that excessive short-term trading activity in the AIM Funds will occur. Moreover, each of these tools involves judgments that are inherently subjective. The AIM Affiliates seek to make these judgments to the best of their abilities in a manner that they believe is consistent with shareholder interests.

TRADE ACTIVITY MONITORING

The AIM Affiliates monitor selected trades on a daily basis in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the AIM Affiliates believe that a shareholder has engaged in excessive short-term trading, they may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s accounts other than exchanges into a money market fund. In making such judgments, the AIM Affiliates seek to act in a manner that they believe is consistent with the best interests of shareholders.

The ability of the AIM Affiliates to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

TRADING GUIDELINES

If you exceed four exchanges per calendar year out of an AIM Fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and Premier U.S. Government Money Portfolio), or an AIM Fund or ADI determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each AIM Fund and ADI reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) of another AIM Fund.

The ability of the AIM Affiliates to monitor exchanges made by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder accounts. This is one reason why this tool cannot eliminate the possibility of excessive short-term trading.

REDEMPTION FEE

Certain shareholders may be charged a 2.00% redemption fee if the shareholders redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to AIM S&P 500 Index Fund) shares of certain funds within 30 days of purchase. The AIM Affiliates expect to charge the redemption fee on other classes of shares when the AIM Funds’ transfer agent system has the capability of processing the fee across these other classes. Please see the section entitled “How to Buy Shares — Redemption Fee” for more information.

The ability of an AIM Fund to assess a redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by systems limitations applicable to these types of accounts. Additionally, the AIM Affiliates maintain certain retirement plan accounts on a record keeping system that is currently incapable of processing the redemption fee. The provider of this system is working to enhance the system to facilitate the processing of this fee. These are two reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

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FAIR VALUE PRICING

The trading hours for most foreign securities end prior to the close of the NYSE, the time the AIM Fund’s net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant change in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the AIM Fund may value foreign securities at fair value, taking into account such events, when it calculates its net asset value. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees of the AIM Fund. The overall pricing methodology and pricing services can change from time to time as approved by the Board of Trustees. Please see the section entitled “Share Price” for more information.

Fair value pricing results in an estimated price and may reduce the possibility that short-term traders could take advantage of potentially “stale” prices of portfolio holdings. However, it cannot eliminate the possibility of excessive short-term trading.

How To Buy Shares

TO BUY SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE THE CLOSE OF THE NYSE, NORMALLY 4:00 P.M. EASTERN TIME.

The Fund offers multiple classes of shares. The chart in this section shows several convenient ways to invest in the Institutional Class shares of the Fund if you invest directly through AIM Investment Services, Inc. (“AIS”).

There is no charge to invest, exchange, or redeem shares when you make transactions directly through AIS. However, if you invest in the Fund through a securities broker or any other third party, you may be charged a commission or transaction fee for purchases of Fund shares.

For all new accounts, please send a completed application form, and specify the Fund or Funds and class or classes of shares you wish to purchase. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA Patriot Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the Fund verify and record your identifying information.

A share of each class represents an identical interest in the Fund and has the same rights, except that each class bears its own distribution and shareholder servicing charges, and other expenses. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee or service fee, if applicable, and the other expenses payable by that class.

AIS reserves the right to increase, reduce, or waive the Fund’s minimum investment requirements in its sole discretion, if it determines this action is in the best interests of the Fund’s shareholders. AIS also reserves the right in its sole discretion to reject any order to buy Fund shares, including purchases by exchange. If the Fund determines that you have not provided a correct social security or other tax ID number on your account application, or the Fund is not able to verify your identity as required by law, the Fund may, at its discretion, redeem the account and distribute the proceeds to you.

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Please remember that if you pay by check or wire and your funds do not clear, you will be responsible for any related loss to the Fund or AIS. If you are already an AIM Funds shareholder, the Fund may seek reimbursement for any loss from your existing account(s).

Institutional Investors
Minimum Initial Investment	$10,000,000
Minimum Balance	$5,000,000
Minimum Subsequent Investment	$1,000,000

Retirement Plans or Employee Benefit Plans
Minimum Total Plan Assets	$100,000,000
Minimum Initial Investment	$10,000,000
Minimum Balance	$5,000,000
Minimum Subsequent Investment	$1,000,000

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In Accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed. Additionally, Federal law requires that the Fund verify and record your identifying information.

PURCHASE OPTIONS

The following chart shows several ways to invest in the Fund if you invest directly through the AIS.

	OPENING AN ACCOUNT	ADDING TO ACCOUNT
Through a Financial Consultant‘

Contact your financial consultant.

The financial consultant should mail your completed account application to the transfer agent,

AIM Investment Services, Inc.

P.O. Box 0843

Houston, TX 77210-0843

The financial consultant should call the transfer agent at 1-800-659-1005 to receive a reference number. Then, use the following wire instructions:

Beneficiary Bank

ABA/Routing #1: 113000609

Beneficiary Account Number: 00100366732

Beneficiary Account Name: AIM

Investment Services, Inc.

RFB: Fund Name, Reference #

OBI: Your Name, Account #

Same.

These shares are offered only to institutional investors and qualified retirement plans. These shares are not available to retail investors. AIS does not accept cash, credit cards, travelers’ cheques, credit card checks, instant loan checks, money orders, or third party checks unless they are from another financial institution related to a retirement plan transfer.

By Telephone	Open your account as described above.	Call the transfer agent at 1-800-659-1005 and wire payment for your purchase order in accordance with the wire instructions noted above.

Exchange Policy. You may generally exchange your shares in the Fund for shares of the same class in another AIM Fund on the basis of their respective NAVs at the time of the exchange.

FUND EXCHANGES CAN BE A CONVENIENT WAY FOR YOU TO DIVERSIFY YOUR INVESTMENTS, OR TO REALLOCATE YOUR INVESTMENTS WHEN YOUR OBJECTIVES CHANGE.

Before making any exchange, be sure to review the prospectuses of the funds involved and consider the differences between the funds. Also, be certain that you qualify to purchase certain classes of shares in the new fund. An exchange is the sale of shares from one fund immediately followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, you or your account qualifies as tax-deferred under the Internal Revenue Code). If the shares of the fund you are selling have gone up in value since you bought them, the sale portion of an exchange may result in taxable income to you.

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We have the following policies governing exchanges:

■	Both AIM Fund accounts involved in the exchange must be registered in exactly the same name(s) and Social Security or federal tax I.D. number(s).
■	If you exceed four exchanges out of an AIM Fund (other than AIM Money Market Fund, AIM Tax-Exempt Cash Fund, AIM Limited Maturity Treasury Fund and Premier U.S. Government Money Portfolio) per calendar year, or an AIM Fund or ADI determines, in its sole discretion, that your short-term trading activity is excessive (regardless of whether or not you exceed such guidelines), it may, in its discretion, reject any additional purchase and exchange orders. Each AIM Fund and ADI reserves the discretion to accept exchanges in excess of these guidelines on a case-by-case basis if it believes that granting such exceptions would be consistent with the best interests of shareholders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund
■	Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or terminate this privilege at any time. The AIM Fund or ADI will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

In addition, the ability to exchange may be temporarily suspended at any time that sales of the AIM Fund into which you wish to exchange are temporarily stopped.

REDEMPTION FEE

You may be charged a 2.00% redemption fee (on total redemption proceeds) if you redeem, including redeeming by exchange, Class A, Investor Class or Institutional Class (applicable only to AIM S&P 500 Index Fund) shares of the following Funds (either by selling or exchanging to another AIM Fund) within 30 days of their purchase:

AIM Asia Pacific Growth Fund	AIM Global Equity Fund
AIM Developing Markets Fund	AIM High Yield Fund
AIM European Growth Fund	AIM International Core Equity Fund
AIM European Small Company Fund	AIM International Emerging Growth Fund
AIM Global Aggressive Growth Fund AIM Global Growth Fund AIM Global Trends Fund	AIM International Growth Fund AIM S&P 500 Index Fund AIM Trimark Fund

The redemption fee will be paid to the AIM Fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the AIM Fund. The redemption fee is imposed to the extent that the number of AIM Fund shares you redeem exceeds the number of AIM Fund shares that you have held for more than 30 days. In determining whether the minimum 30 days holding period has been met, only the period during which you have held shares of the AIM Fund from which you are redeeming is counted. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

The 2.00% redemption fee will not be charged on transactions involving the following:

■	total or partial redemptions of shares by omnibus accounts maintained by brokers that do not have the systematic capability to process the redemption fee;
■	total or partial redemptions of shares by approved fee-based programs that do not have the systematic capability to process the redemption fee;
■	total or partial redemptions of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the “Code”) where the systematic capability to process the redemption fee does not exist;
■	total or partial redemptions effectuated pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan set up in the AIM Funds;
■	total or partial redemptions requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability;
■	total or partial redemption of shares acquired through reinvestment of dividends and other distributions; or
■	redemptions initiated by an AIM Fund.

The AIM Affiliates’ goal is to apply the redemption fee on all classes of shares regardless of the type of account in which such shares are held. This goal is not immediately achievable because of systems limitations and marketplace resistance. Currently, the redemption fee may be applied on Class A, Investor Class or Institutional Class (applicable only to AIM S&P 500 Index Fund.) shares. AIM expects to charge the redemption fee on all other classes of shares when the AIM Fund’s transfer agent system has the capability of processing the fee across these other classes. In addition, AIM intends to develop a plan to encourage brokers

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that maintain omnibus accounts, sponsors of fee-based program accounts and retirement plan administrators for accounts that are exempt from the redemption fee pursuant to the terms above to modify computer programs to impose the redemption fee or to develop alternate processes to monitor and restrict short-term trading activity in the AIM Funds. Lastly, the provider of AIM’s retirement plan record keeping system is working to enhance the system to facilitate the processing of the redemption fee. Until such computer programs are modified or alternate processes are developed, the AIM Fund’s ability to assess a redemption fee on these types of share classes and accounts is severely limited. These are reasons why this tool cannot eliminate the possibility of excessive short-term trading activity.

The AIM Funds have the discretion to waive the 2.00% redemption fee if a fund is in jeopardy of failing the 90% income test or losing its registered investment company qualification for tax purposes.

Choosing a Share Class. In deciding which class of shares to purchase, you should consider, among other things, (i) the length of time you expect to hold your shares, (ii) the provisions of the distribution plan applicable to the class, if any, (iii) the eligibility requirements that apply to purchases of a particular class, and (iv) any services you may receive in making your investment determination. Institutional Class shares are intended for use by institutions such as employee benefit plans, retirement plan sponsors, and banks acting for themselves or in a fiduciary or similar capacity. Institutional Class shares of the Fund are available for the collective and common trust funds of banks, banks investing for their own accounts, and banks investing for the accounts of public entities (e.g., Taft-Hartley funds, states, cities, or government agencies) that do not pay commissions or distribution fees.

Your Account Services

AIS PROVIDES YOU WITH SERVICES DESIGNED TO MAKE IT SIMPLE FOR YOU TO BUY, SELL OR EXCHANGE YOUR SHARES OF ANY MUTUAL FUND.

Shareholder Accounts. Unless your account is held at a brokerage firm, AIS maintains your share account, which contains your current Fund holdings. The Fund does not issue share certificates.

Quarterly Investment Summaries. Each calendar quarter, you receive a written statement which consolidates and summarizes account activity and value at the beginning and end of the period for each of your AIM funds.

Transaction Confirmations. You receive detailed confirmations of individual purchases, exchanges, and sales. If you choose certain recurring transaction plans, your transactions are confirmed on your quarterly Investment Summaries.

YOU CAN CONDUCT MOST TRANSACTIONS AND CHECK ON YOUR ACCOUNT THROUGH OUR TOLL-FREE TELEPHONE NUMBER YOU MAY ALSO ACCESS PERSONAL ACCOUNT INFORMATION AT AIM’S WEBSITE, AIMINVESTMENTS.COM

Telephone Transactions. You may buy, exchange, and sell Fund shares by telephone, unless you specifically decline these privileges when you fill out your new account Application.

Unless you decline the telephone transaction privileges when you fill out and sign the new account Application, a Telephone Transaction Authorization Form, or use your telephone transaction privileges, you lose certain rights if someone gives fraudulent or unauthorized instructions to AIS that result in a loss to you. In general, if AIS has followed reasonable procedures, such as recording telephone instructions and sending written transaction confirmations, AIS is not liable for following telephone instructions that it believes to be genuine. Therefore, you have the risk of loss due to unauthorized or fraudulent instructions.

IRAs and Other Retirement Plans. Shares of any AIM mutual fund may be purchased for IRAs and many other types of tax-deferred retirement plans. Please call AIS for information and forms to establish or transfer your existing retirement plan or account.

How To Sell Shares

The chart in this section shows several convenient ways to sell your Fund shares if you invest directly through AIS. If you invest in the Fund through a securities broker or any other third party, you may be charged a commission or transaction fee for sales of Fund shares. Shares of the Fund may be sold at any time at the next NAV calculated after your request to sell is received by AIS in proper form. Depending on Fund performance, the NAV at the time you sell your shares may be more or less than the price you paid to purchase your shares.

TO SELL SHARES AT THAT DAY’S CLOSING PRICE, YOU MUST CONTACT US BEFORE 4:00 P.M. EASTERN TIME	If you own shares in more than one Fund, please specify the fund whose shares you wish to sell and specify the class of shares. Remember that any sale or exchange of shares in a non-retirement account will likely result in a taxable gain or loss.

While AIS attempts to process telephone redemptions promptly, there may be times — particularly in periods of severe economic or market disruption — when you may experience delays in redeeming shares by telephone.

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AIS usually forwards the proceeds from the sale of fund shares within seven days after we receive your request to sell in proper form. However, payment may be postponed under unusual circumstances — for instance, if normal trading is not taking place on the NYSE, or during an emergency as defined by the Securities and Exchange Commission. If your Fund shares were purchased by a check which has not yet cleared, payment will be made promptly when your purchase check does clear; that can take up to twelve business days.

Although the AIM Funds generally intend to pay redemption proceeds solely in cash, the AIM Funds reserve the right to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind).

HOW TO REDEEM SHARES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. The following chart shows several ways to sell your Fund shares if you invest directly through AIS.

Through a Financial Consultant

Contact your financial consultant.

Redemption proceeds will be sent in accordance with the wire instructions specified in the account application provided to the transfer agent. The transfer agent must receive your financial intermediary’s call before the close of the customary trading session on the New York Stock Exchange (NYSE) on days when the NYSE is open for business in order to effect the redemption at the day’s closing price.

By Telephone	A person who has been authorized in the account application to effect transactions may make redemptions by telephone. You must call the transfer agent before the close of the customary trading session on the NYSE on days when the NYSE is open for business in order to effect the redemption at the day’s closing price.

Taxes

Everyone’s tax status is unique. We manage the Fund in an effort to provide maximum total returns to all shareholders of the Fund. We generally focus on pre-tax results and ordinarily do not manage the Fund to minimize taxes. We may, nevertheless, take advantage of opportunities to mitigate taxes through management of capital gains and losses. We encourage you to consult your own tax adviser on the tax impact to you of investing directly or indirectly in the Fund.

TO AVOID BACKUP WITHHOLDING, BE SURE WE HAVE YOUR CORRECT SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER.

The Fund customarily distributes to its shareholders substantially all of its net investment income, net capital gain and net gain from foreign currency transactions, if any. You receive a proportionate part of these distributions, depending on the percentage of the Fund's shares that you own. These distributions are required under federal tax laws governing mutual funds. It is the intent of the Fund to distribute all investment company taxable income and net capital gain. As a result of this policy and the Fund's qualification as a regulated investment company, it is anticipated that the Fund will not pay any federal income or excise taxes. Instead, the Fund will be accorded conduit or "pass through" treatment for federal income tax purposes.

However, unless you are (or your account is) exempt from income taxes, you must include all dividends and capital gain distributions paid to you by the Fund in your taxable income for federal, state and local income tax purposes. You also may realize capital gains or losses when you sell shares of the Fund at more or less than the price you originally paid. An exchange is treated as a sale, and is a taxable event. Dividends and other distributions usually are taxable whether you receive them in cash or automatically reinvest them in shares of the Fund or other AIM Funds.

If you have not provided AIS with complete, correct tax information, the Fund is required by law to withhold from your distributions and any money that you receive from the sale of shares of the Fund, backup withholding tax at the rate in effect on the date of the transaction.

Unless your account is held at a brokerage firm, we will provide you with detailed information every year about your dividends and capital gain distributions. Depending on the activity in your individual account, we may also be able to assist with cost basis figures for shares you sell.

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Dividends And Capital Gain Distributions

The Fund earns ordinary or investment income primarily from dividends and interest on its investments. The Fund expects to distribute substantially all of this investment income, less Fund expenses, to shareholders annually. The Fund can make distributions at other times, if it chooses to do so.

NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAIN ARE
DISTRIBUTED TO SHAREHOLDERS AT LEAST ANNUALLY. DISTRIBUTIONS ARE TAXABLE WHETHER REINVESTED IN ADDITIONAL SHARES OR PAID TO YOU IN CASH (EXCEPT FOR TAX-EXEMPT OR TAX DEFERRED ACCOUNTS)

The Fund also realizes capital gains or losses when it sells securities in its portfolio for more or less than it had paid for them. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gain, if any, is distributed to shareholders at least annually, usually in December. Dividends and capital gain distributions are paid to you if you hold shares on the record date of the distribution regardless of how long you have held your shares.

Under present federal income tax laws, capital gains may be taxable at different rates, depending on how long the Fund has held the underlying investment. Short-term capital gains which are derived from the sale of assets held one year or less are taxed as ordinary income. Long-

term capital gains which are derived from the sale of assets held for more than one year are taxed at up to the maximum capital gains rate, currently 15% for individuals.

The Fund’s daily NAV reflects all ordinary income and realized capital gains that have not yet been distributed to shareholders. Therefore, the Fund’s NAV will drop by the amount of a distribution, net of market fluctuations, on the day the distribution is declared. If you buy shares of the Fund just before a distribution is declared, you may wind up “buying a distribution.” This means that if the Fund declares a dividend or capital gain distribution shortly after you buy, you will receive some of your investment back as a taxable distribution. Although purchasing your shares at the resulting higher NAV may mean a smaller capital gain or greater loss upon sale of the shares, most shareholders want to avoid the purchase of shares immediately before the distribution record date. However, keep in mind that your basis in the Fund will be increased to the extent such distributions are reinvested in the Fund. If you sell your shares at a loss for tax purposes and then replace those shares with a substantially identical investment either thirty days before or after that sale, the transaction is usually considered a “wash sale” and you will not be able to claim a tax loss at the time of sale. Instead the loss will be deferred to a later date.

Dividends and capital gain distributions paid by the Fund are automatically reinvested in additional Fund shares at the NAV on the ex-distribution date, unless you choose to have them automatically reinvested in the same share class of another AIM Fund or paid to you by check or electronic funds transfer. If you choose to be paid by check, the minimum amount of the check must be at least $10; amounts less than that will be automatically reinvested. Dividends and other distributions, whether received in cash or reinvested in additional Fund shares, are generally subject to federal income tax.

15

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of Institutional Class shares of the Fund for the period of the Class’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represents the annual percentage that an investor would have earned (or lost) on an investment in Institutional Class shares of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the financial statements, is included in the Fund’s 2004 annual report. This report is available without charge by contacting AIS at the address or telephone number on the back cover of this Prospectus.

	Institutional Class
	November 3, 2003 (Date sales commenced) to August 31, 2004
TOTAL RETURN FUND
Net asset value, beginning of period	$22.77
Income from investment operations:
Net investment income	0.28
Net gains on securities (both realized and unrealized)	0.01
Total from investment operations	0.29
Less dividends from net investment income	(0.27)
Net asset value, end of period	$22.79
Total return(a)	1.27%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$11
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	0.99	%(b)
Without fee waivers and/or expense reimbursements	20.48	%(b)
Ratio of net investment income to average net assets	1.49	%(b)
Portfolio turnover rate(c)	156%
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(b)	Ratios are annualized and based on average daily net assets of $10,630.
(c)	Not annualized for periods less than one year.

16

Obtaining Additional Information

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the Funds and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the Funds’ investments. The Funds’ annual report also discusses the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year. Beginning with fiscal periods ending after July 9, 2004, the Funds also files its complete schedule of portfolio holdings with the SEC for the 1st and 3rd quarters of each fiscal year on Form N-Q.

If you have questions about this Fund, another fund in The AIM Family of Funds® or your account, or wish to obtain free copies of the Funds’ current SAI or annual or semiannual reports, please contact us

You also can review and obtain copies of the fund’s SAI, financial reports, the Funds’ Forms N-Q and other information at the SEC’s Public Reference Room in Washington, D.C.; on the EDGAR database on the SEC’s internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC’s Public Reference Room, Washington, D.C. 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

AIM Total Return Bond Fund

SEC 1940 Act file number: 811-8066

By Mail:	AIM Investment Services, Inc. P. O. Box 4739 Houston, TX 77210-4739

By Telephone:	(800) 659-1005

On the Internet:	You can send us a request by e-mail or download prospectuses, annual or semiannual reports via our website: http://www.aiminvestments.com

The Funds’ most recent portfolio holdings, as filed on Form N-Q, are also available at www.aiminvestments.com.

AIMinvestments.com	I-TRE-PRO-2

STATEMENT OF ADDITIONAL INFORMATION

AIM COMBINATION STOCK & BOND FUNDS

AIM Core Stock Fund - Investor Class, Class A, B, C, and K

AIM Total Return Fund -Investor Class, Institutional Class, Class A, B, C, and K

Address:	Mailing Address:
11 Greenway Plaza	P.O. Box 4739
Suite 100	Houston, TX 77210-4739
Houston, TX 77046

Telephone:

In continental U.S., call:

1-800-959-4246

December 3, 2004

A Prospectus for the Investor Class, Class A, B, C, and K shares of AIM Core Stock Fund and AIM Total Return Fund, and a Prospectus for the Institutional Class shares of AIM Total Return Fund, each dated December 3, 2004, provide the basic information you should know before investing in a Fund. This Statement of Additional Information (“SAI”) is incorporated by reference into the Funds’ Prospectuses; in other words, this SAI is legally part of the Funds’ Prospectuses. Although this SAI is not a prospectus, it contains information in addition to that set forth in the Prospectuses. It is intended to provide additional information regarding the activities and operations of the Funds and should be read in conjunction with the Prospectuses.

You may obtain, without charge, the current Prospectuses, SAI, annual and semiannual reports and most recent portfolio holdings, as filed on Form N-Q of the Funds by writing to AIM Investment Services, Inc. (“AIS”), P.O. Box 4739, Houston, Texas 77210-4739, or by calling 1-800-959-4246. The Prospectus, annual report, and semiannual report of the Investor Class, Class A, B, C, and K shares of the Funds are also available through AIM’s website at www.aiminvestments.com.

GENERAL INFORMATION ABOUT THE TRUST

AIM Combination Stock & Bond Funds (the “Trust”) was organized as a Delaware statutory trust on July 24, 2003. Pursuant to shareholder approval obtained at a shareholder meeting held on October 21, 2003, each series portfolio of AIM Combination Stock & Bond Funds, Inc. (“the Company”) was redomesticated as a new series of the Trust on November 25, 2003. The Company was incorporated under the laws of Maryland as INVESCO Multiple Asset Funds, Inc. on August 19, 1993. On September 10, 1998, the Company changed its name to INVESCO Flexible Funds, Inc. and on October 29, 1998 to INVESCO Combination Stock & Bond Funds, Inc. On May 28, 1999, the Company assumed all of the assets and liabilities of INVESCO Core Equity Fund and INVESCO Total Return Fund, a series of INVESCO Value Trust. On October 1, 2003, the Company’s name was changed to AIM Combination Stock & Bond Funds, Inc. On October 15, 2004 the INVESCO Core Equity Fund and the INVESCO Total Return Fund changed their names to AIM Core Stock Fund and AIM Total Return Fund, respectively.

The Trust is an open-end, diversified, management investment company currently consisting of two portfolios of investments: AIM Core Stock Fund - Investor Class, Class A, B, C, and K; and AIM Total Return Fund - Investor Class, Institutional Class, Class A, B, C, and K (each a “Fund” and collectively, the “Funds”). Additional funds and classes may be offered in the future.

“Open-end” means that each Fund issues an indefinite number of shares which it continuously offers to redeem at net asset value per share (“NAV”). A “management” investment company actively buys and sells securities for the portfolio of each Fund at the direction of a professional manager. Open-end management investment companies (or one or more series of such companies, such as the Funds) are commonly referred to as mutual funds.

Shares Of Beneficial Interest

The Trust is authorized to issue an unlimited number of shares of beneficial interest of each class of shares of each Fund.

Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge or redemption fee) at the option of the shareholder or at the option of the Trust in certain circumstances.

A share of each class of a Fund represents an identical interest in that Fund’s investment portfolio and has the same rights, privileges, and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, conversion features, if any, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the Funds will affect the performance of those classes. Each share of a Fund is entitled to participate equally in dividends for that class, other distributions and the proceeds of any liquidation of a class of that Fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Institutional Class, Investor Class, Class A, B, C, and K shares will differ. All shares of a Fund will be voted together, except that only the shareholders of a particular class of a Fund may vote on matters exclusively affecting that class, such as the terms of a Rule 12b-1 Plan as it relates to the class. All shares issued and outstanding are, and all shares offered hereby when issued will be, fully paid and nonassessable. The Board of Trustees of the Trust (the “Board”) has the authority to designate additional classes of beneficial interest without seeking the approval of shareholders.

Because Class B shares automatically convert to Class A shares at month-end eight years after the date of purchase, the Funds’ distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (“1940 Act”) requires that Class B shareholders must also approve any material increase in distribution fees submitted to Class A shareholders of that Fund. A pro rata portion of shares from reinvested dividends and distributions convert along with the Class B shares.

Shares have no preemptive rights and are freely transferable on the books of each Fund.

All shares of the Trust have equal voting rights based on one vote for each share owned. The Trust is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Trust or as may be required by applicable law or the Trust’s Agreement and Declaration of Trust, the Board will call special meetings of shareholders.

Trustees may be removed by action of the holders of a majority of the outstanding shares of the Trust. The Funds will assist shareholders in communicating with other shareholders as required by the 1940 Act.

Fund shares have noncumulative voting rights, which means that the holders of a majority of the shares of the Trust voting for the election of trustees of the Trust can elect 100% of the trustees if they choose to do so. If that occurs, the holders of the remaining shares voting for the election of trustees will not be able to elect any person or persons to the Board.

Share Certificates. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates.

INVESTMENTS, POLICIES, AND RISKS

The principal investments and policies of the Funds are discussed in the Prospectuses of the Funds. The Funds also may invest in the following securities and engage in the following practices.

ADRs and EDRs — American Depositary Receipts, or ADRs, are receipts typically issued by U.S. banks. ADRs are receipts for the shares of foreign corporations that are held by the bank issuing the receipt. An ADR entitles its holder to all dividends and capital gains on the underlying foreign securities, less any fees paid to the bank. Purchasing ADRs gives a Fund the ability to purchase the functional equivalent of foreign securities without going to the foreign securities markets to do so. ADRs are bought and sold in U.S. dollars, not foreign currencies. An ADR that is “sponsored” means that the foreign corporation whose shares are represented by the ADR is actively involved in the issuance of the ADR, and generally provides material information about the corporation to the U.S. market. An “unsponsored” ADR program means that the foreign corporation whose shares are held by the bank is not obligated to disclose material information in the United States, and, therefore, the market value of the ADR may not reflect important facts known only to the foreign company. Since they mirror their underlying foreign securities, ADRs generally have the same risks as investing directly in the underlying foreign securities. European Depositary Receipts, or EDRs, are similar to ADRs, except that they are typically issued by European banks or trust companies.

Certificates of Deposit in Foreign Banks and U.S. Branches of Foreign Banks — The Funds may maintain time deposits in and invest in U.S. dollar denominated certificates of deposit (“CDs”) issued by foreign banks and U.S. branches of foreign banks. The Funds limit investments in foreign bank obligations to U.S. dollar denominated obligations of foreign banks which have more than $10 billion in assets, have branches or agencies in the U.S., and meet other criteria established by the Board. Investments in foreign securities involve special considerations. There is generally less publicly available information about foreign issuers since many foreign countries do not have the same disclosure and reporting requirements as are imposed by the U.S. securities laws. Moreover, foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Such investments may also entail the risks of possible imposition of dividend withholding or confiscatory taxes, possible currency blockage or transfer restrictions, expropriation, nationalization, or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries.

The Funds may also invest in bankers’ acceptances, time deposits, and certificates of deposit of U.S. branches of foreign banks and foreign branches of U.S. banks. Investments in instruments of U.S. branches of foreign banks will be made only with branches that are subject to the same regulations as U.S. banks. Investments in instruments issued by a foreign branch of a U.S. bank will be made only if the investment risk associated with such investment is the same as that involving an investment in instruments issued by the U.S. parent, with the U.S. parent unconditionally liable in the event that the foreign branch fails to pay on the investment for any reason.

Commercial Paper — Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation’s assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the commercial paper’s creditworthiness. The issuer is directly responsible for payment but the bank “guarantees” that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. The Fund’s investment advisor, A I M Advisors, Inc. (“AIM or the “Advisor”) and/or INVESCO Institutional (N.A.), Inc. (the “Sub-advisor”) will consider the creditworthiness of the institution issuing the letter of credit, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit. Commercial paper is sold either in an interest-bearing form or on a discounted basis, with maturities not exceeding 270 days.

Debt Securities — Debt securities include bonds, notes, and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which a Fund has invested. A decline in interest rates tends to increase the market values of debt securities in which a Fund has invested.

Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s (“S&P”) ratings provide a useful guide to the credit risk of many debt securities. The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated debt securities tend to offer higher interest rates. Although Core Stock Fund may invest up to 15% of its portfolio in lower-rated debt securities, which are often referred to as “junk bonds,” the Fund does not currently intend to invest more than 5% of its assets in debt securities. These debt securities will generally be U.S. government and corporate bonds that are rated investment grade at the time of purchase. Increasing the amount of Fund assets invested in unrated or lower-grade straight debt securities may increase the yield produced by a Fund’s debt securities but will also increase the credit risk of those securities. A debt security is considered lower grade if it is rated Ba or less by Moody’s, or BB or less by S&P at the time of purchase. Never, under any circumstances, does Core Stock Fund invest in bonds rated below Caa by Moody’s, or CCC by S&P at the time of purchase. Lower-rated and non-rated debt securities of comparable quality are subject to wider fluctuations in yields and market values than higher-rated debt securities and may be considered speculative. Although Core Stock Fund may invest in debt securities assigned lower grade ratings by S&P or Moody’s, at the time of purchase, the Funds’ investments have generally been limited to debt securities rated B or higher by S&P or Moody’s. Total Return Fund may invest only in investment grade debt securities, which are those rated BBB or higher by S&P, or Baa or higher by Moody’s, or if unrated, are judged by INVESCO to be of equivalent quality at the time of purchase. At the time of purchase, AIM and/or the Sub-advisor will limit Fund investments to debt securities which AIM and/or the Sub-advisor believes are not highly speculative.

A significant economic downturn or increase in interest rates may cause issuers of debt securities to experience increased financial problems which could adversely affect their ability to pay principal and interest obligations, to meet projected business goals, and to obtain additional financing. These conditions more severely impact issuers of lower-rated debt securities. The market for lower-rated straight debt securities may not be as liquid as the market for higher-rated straight debt securities. Therefore, the Advisor attempts to limit Core Stock Fund’s purchases of lower-rated securities to securities having an established secondary market.

Debt securities rated Caa by Moody’s may be in default or may present risks of non-payment of principal or interest. Lower-rated securities by S&P (categories BB, B, or CCC) include those which are predominantly speculative because of the issuer’s perceived capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds will likely have some quality and protective characteristics, these are usually outweighed by large uncertainties or major risk exposures to adverse conditions.

Although bonds in the lowest investment grade debt category (those rated BBB by S&P, Baa by Moody’s or the equivalent) are regarded as having adequate capability to pay principal and interest, they have speculative characteristics. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-rated bonds. Lower-rated bonds by Moody’s (categories Ba, B, or Caa) are of poorer quality and also have speculative characteristics. Bonds rated Caa may be in default or there may be present elements of danger with respect to principal or interest. Lower-rated bonds by S&P (categories BB, B, CCC) include those that are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds having equivalent ratings from other rating services will have characteristics similar to those of the corresponding S&P and Moody’s ratings. For a specific description of S&P and Moody’s corporate bond rating categories, please refer to Appendix A.

The Funds may invest in zero coupon bonds, step-up bonds, mortgage-backed securities, and asset-backed securities. Zero coupon bonds do not make regular interest payments. Zero coupon bonds are sold at a discount from face value. Principal and accrued discount (representing interest earned but not paid) are paid at maturity in the amount of the face value. Step-up bonds initially make no (or low) cash interest payments but begin paying interest (or a higher rate of interest) at a fixed time after issuance of the bond. The market values of zero coupon and step-up bonds generally fluctuate more in response to changes in interest rates than interest-paying securities of comparable term and quality. A Fund may be required to distribute income recognized on these bonds, even though no cash may be paid to the Fund until the maturity or call date of a bond, in order for the Fund to maintain its qualification as a regulated investment company. These required distributions could reduce the amount of cash available for investment by a Fund. Mortgage-backed securities represent interests in pools of mortgages while asset-backed securities generally represent interests in pools of consumer loans. Both of these are usually set up as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans, although the securities may be supported, at least in part, by letters of credit or other credit enhancements or, in the case of mortgage-backed securities, guarantees by the U.S. government, its agencies or instrumentalities. The underlying loans are subject to prepayments that may shorten the securities’ weighted average lives and may lower their returns.

Domestic Bank Obligations — U.S. banks (including their foreign branches) issue CDs and bankers’ acceptances which may be purchased by the Funds if an issuing bank has total assets in excess of $5 billion and the bank otherwise meets the Funds’ credit rating requirements. CDs are issued against deposits in a commercial bank for a specified period and rate and are normally negotiable. Eurodollar CDs are certificates issued by a foreign branch (usually London) of a U.S. domestic bank, and, as such, the credit is deemed to be that of the domestic bank. Bankers’ acceptances are short-term credit instruments evidencing the promise of the bank (by virtue of the bank’s “acceptance”) to pay at maturity a draft which has been drawn on it by a customer (the “drawer”). Bankers’ acceptances are used to finance the import, export, transfer, or storage of goods and reflect the obligation of both the bank and the drawer to pay the face amount. Both types of securities are subject to the ability of the issuing bank to meet its obligations, and are subject to risks common to all debt securities. In addition, Eurodollar CDs and banker’s acceptances may be subject to foreign currency risk and certain other risks of investment in foreign securities.

Equity Securities — The Funds may invest in common, preferred, and convertible preferred stocks, and securities whose values are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common stocks and preferred stocks represent equity ownership in a corporation. Owners of stock, such as the Funds, share in a corporation’s earnings through dividends which may be declared by the corporation, although the receipt of dividends is not the principal benefit that the Funds seek when they invest in stocks and similar instruments.

Instead, the Funds seek to invest in stocks that will increase in market value and may be sold for more than a Fund paid to buy them. Market value is based upon constantly changing investor perceptions of what the company is worth compared to other companies. Although dividends are a factor in the changing market value of stocks, many companies do not pay dividends, or pay comparatively small dividends. The principal risk of investing in equity securities is that their market values fluctuate constantly, often due to factors entirely outside the control of the Funds or the company issuing the stock. At any given time, the market value of an equity security may be significantly higher or lower than the amount paid by a Fund to acquire it.

Owners of preferred stocks are entitled to dividends payable from the corporation’s earnings, which in some cases may be “cumulative” if prior dividends on the preferred stock have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have a priority on the distribution of assets in the event of the corporation’s liquidation. Preferred stocks may be “participating,” which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The holders of a company’s debt securities generally are entitled to be paid by the company before it pays anything to its stockholders.

Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period. The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer.

The Funds also may purchase convertible securities including convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

A convertible security has an “investment value” which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. It also has a “conversion value,” which is the market value the convertible security would have if it were exchanged for the underlying equity security. Convertible securities may be purchased at varying price levels above or below their investment values or conversion values.

Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security. However, if the conversion value is substantially below the investment value, the market value of the convertible security is governed principally by its investment value. If the conversion value is near or above the investment value, the market value of the convertible security generally will rise above the investment value. In such cases, the market value of the convertible security may be higher than its conversion value, due to the combination of the convertible security’s right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

Eurobonds and Yankee Bonds — The Funds may invest in bonds issued by foreign branches of U.S. banks (“Eurobonds”) and bonds issued by a U.S. branch of a foreign bank and sold in the United States (“Yankee bonds”). These bonds are bought and sold in U.S. dollars, but generally carry with them the same risks as investing in foreign securities.

Foreign Securities — Investments in the securities of foreign companies, or companies that have their principal business activities outside the United States, involve certain risks not associated with investments in U.S. companies. Non-U.S. companies generally are not subject to the same uniform accounting, auditing, and financial reporting standards that apply to U.S. companies. Therefore, financial information about foreign companies may be incomplete, or may not be comparable to the information available on U.S. companies. There may also be less publicly available information about a foreign company.

Although the volume of trading in foreign securities markets is growing, securities of many non-U.S. companies may be less liquid and have greater swings in price than securities of comparable U.S. companies. The costs of buying and selling securities on foreign securities exchanges are generally significantly higher than similar costs in the United States. There is generally less government supervision and regulation of exchanges, brokers, and issuers in foreign countries than there is in the United States. Investments in non-U.S. securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, confiscatory taxation, and imposition of withholding taxes on dividends or interest payments. If it becomes necessary, it may be more difficult for a Fund to obtain or to enforce a judgment against a foreign issuer than against a domestic issuer.

Securities traded on foreign markets are usually bought and sold in local currencies, not in U.S. dollars. Therefore, the market value of foreign securities acquired by a Fund can be affected — favorably or unfavorably — by changes in currency rates and exchange control regulations. Costs are incurred in converting money from one currency to another. Foreign currency exchange rates are determined by supply and demand on the foreign exchange markets. Foreign exchange markets are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation, and other factors, all of which are outside the control of each Fund. Generally, the Funds’ foreign currency exchange transactions will be conducted on a cash or “spot” basis at the spot rate for purchasing or selling currency in the foreign currency exchange markets.

Futures, Options, and Other Financial Instruments

General. AIM and/or the Sub-advisor, may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of a Fund’s investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). These financial instruments include options, futures contracts (sometimes referred to as “futures”), forward contracts, swaps, caps, floors, and collars (collectively, “Financial Instruments”). The policies in this section do not apply to other types of instruments sometimes referred to as derivatives, such as indexed securities, mortgage-backed and other asset-backed securities, and stripped interest and principal of debt.

Hedging strategies can be broadly categorized as “short” hedges and “long” or “anticipatory” hedges. A short hedge involves the use of a Financial Instrument in order to partially or fully offset potential variations in the value of one or more investments held in a Fund’s portfolio. A long or anticipatory hedge involves the use of a Financial Instrument in order to partially or fully offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. In an anticipatory hedge transaction, the Fund does not already own a corresponding security. Rather, the hedge relates to a security or type of security that the Fund intends to acquire. If the Fund does not eliminate the hedge by purchasing the security as anticipated, the effect on the Fund’s portfolio is the same as if a long position were entered into. Financial Instruments may also be used, in certain circumstances, for investment (e.g., as a substitute for investing in securities).

Financial Instruments on individual securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a Fund already owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge all or a portion of a portfolio against price movements of the securities within a market sector in which the Fund has invested or expects to invest.

The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission (“SEC”), the several exchanges upon which they are traded, and the Commodity Futures Trading Commission (“CFTC”). In addition, the Funds’ ability to use Financial Instruments will be limited by tax considerations. See “Tax Consequences of Owning Shares of a Fund.”

In addition to the instruments and strategies described below, AIM and/or the Sub-advisor may use other similar or related techniques to the extent that they are consistent with a Fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. The Funds’ Prospectuses or SAI will be supplemented to the extent that new products or techniques become employed involving materially different risks than those described below or in the Prospectuses.

Special Risks. Financial Instruments and their use involve special considerations and risks, certain of which are described below.

(1) Financial Instruments may increase the volatility of a Fund. If AIM and/or the Sub-advisor employs a Financial Instrument that correlates imperfectly with a Fund’s investments, a loss could result, regardless of whether or not the intent was to manage risk. In addition, these techniques could result in a loss if there is not a liquid market to close out a position that a Fund has entered.

(2) There might be imperfect correlation between price movements of a Financial Instrument and price movement of the investment(s) being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment(s), the hedge would not be fully successful. This might be caused by certain kinds of trading activity that distorts the normal price relationship between the security being hedged and the Financial Instrument. Similarly, the effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

The Funds are authorized to use options and futures contracts related to securities with issuers, maturities or other characteristics different from the securities in which it typically invests. This involves a risk that the options or futures position will not track the performance of a Fund’s portfolio investments.

The direction of options and futures price movements can also diverge from the direction of the movements of the prices of their underlying instruments, even if the underlying instruments match a Fund’s investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may take positions in options and futures contracts with a greater or lesser face value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.

(3) If successful, the above-discussed hedging strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements of portfolio securities. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because AIM and/or the Sub-advisor projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase would likely be wholly or partially offset by a decline in the value of the short position in the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.

(4) A Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the degree of liquidity of the market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

(5) As described below, the Funds are required to maintain assets as “cover,” maintain segregated accounts or make margin payments when they take positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If a Fund is unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or segregated accounts or make such payments until the position expired. These requirements might impair a Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

Cover. Positions in Financial Instruments, other than purchased options, expose the Funds to an obligation to another party. A Fund will not enter into any such transaction unless it owns (1) an offsetting (“covered”) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its obligations to the extent not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid assets as segregated in the prescribed amount as determined daily.

Assets used as cover or held as segregated cannot be sold while the position in the corresponding Financial Instrument is open unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover or to hold as segregated could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options. Each Fund may engage in certain strategies involving options to attempt to manage the risk of its investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). A call option gives the purchaser the right to buy, and obligates the writer to sell the underlying investment at the agreed-upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy the underlying investment at the agreed-upon exercise price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. See “Options on Indexes” below with regard to cash settlement of option contracts on index values.

The purchase of call options can serve as a hedge against a price rise of the underlying security and the purchase of put options can serve as a hedge against a price decline of the underlying security. Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund will be obligated to sell the security or currency at less than its market value.

Writing put options can serve as a limited long or anticipatory hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the security or currency at more than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions. Options that expire unexercised have no value.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option, which is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option, which is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities. Options embody the possibility of large amounts of exposure, which will result in a Fund’s net asset value being more sensitive to changes in the value of the related investment. A Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit from the transaction.

The Funds’ ability to establish and close out positions in options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to the option’s expiration. If a Fund is not able to enter into an offsetting closing transaction on an option it has written, it will be required to maintain the securities subject to the call or the liquid assets underlying the put until a closing purchase transaction can be entered into or the option expires. However, there can be no assurance that such a market will exist at any particular time.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indexes. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and changes in value depend on changes in the index in question. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, upon exercise of the call, the purchaser will receive from the Fund an amount of cash equal to the positive difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put to deliver to the Fund an amount of cash equal to the positive difference between the exercise price of the put and the closing price of the index times the multiplier. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the positive difference between the exercise price of the put and the closing level of the index times the multiplier.

The risks of purchasing and selling options on indexes may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot fulfill its potential settlement obligations by delivering the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level. As with other kinds of options, a Fund as the call writer will not learn what it has been assigned until the next business day. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because in that case the writer’s obligation is to deliver the underlying security, not to pay its value as of a moment in the past. In contrast, the writer of an index call will be required to pay cash in an amount based on the difference between the closing index value on the exercise date and the exercise price. By the time a Fund learns what it has been assigned, the index may have declined. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund nevertheless will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded.

Generally, OTC foreign currency options used by a Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

Futures Contracts and Options on Futures Contracts. When a Fund purchases or sells a futures contract, it incurs an obligation respectively to take or make delivery of a specified amount of the obligation underlying the contract at a specified time and price. When a Fund writes an option on a futures contract, it becomes obligated to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, on exercise it assumes a short futures position. If it writes a put, on exercise it assumes a long futures position.

The purchase of futures or call options on futures can serve as a long or an anticipatory hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long or anticipatory hedge.

In addition, futures strategies can be used to manage the “duration” (a measure of anticipated sensitivity to changes in interest rates, which is sometimes related to the weighted average maturity of a portfolio) and associated interest rate risk of a Fund’s fixed-income portfolio. If AIM and/or the Sub-advisor wishes to shorten the duration of a Fund’s fixed-income portfolio (i.e., reduce anticipated sensitivity), the Fund may sell an appropriate debt futures contract or a call option thereon, or purchase a put option on that futures contract. If AIM and/or the Sub-advisor wishes to lengthen the duration of a Fund’s fixed-income portfolio (i.e., increase anticipated sensitivity), the Fund may buy an appropriate debt futures contract or a call option thereon, or sell a put option thereon.

At the inception of a futures contract, a Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Initial margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures or written option position varies, a process known as “marking-to-market.” Unlike margin in securities transactions, initial margin on futures contracts and written options on futures contracts does not represent a borrowing on margin, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required to increase the level of initial margin deposits. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities in order to do so at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. However, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to continue to maintain the position being hedged by the futures contract or option or to continue to maintain cash or securities in a segregated account.

To the extent that a Fund enters into futures contracts, options on futures contracts, and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund’s assets that are at risk in futures contracts, options on futures contracts, and currency options.

Risks of Futures Contracts and Options Thereon. The ordinary spreads at a given time between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Due to the possibility of distortion, a hedge may not be successful. Although stock index futures contracts do not require physical delivery, under extraordinary market conditions, liquidity of such futures contracts also could be reduced. Additionally, AIM and/or the Sub-advisor may be incorrect in its expectations as to the extent of various interest rates, currency exchange rates or stock market movements or the time span within which the movements take place.

Index Futures. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of a hedge increases as the composition of a Fund’s portfolio diverges from the index. The price of the index futures may move proportionately more than or less than the price of the securities being hedged. If the price of the index futures moves proportionately less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective. Assuming the price of the securities being hedged has moved in an unfavorable direction, as anticipated when the hedge was put into place, the Fund would be in a better position than if it had not hedged at all, but not as good as if the price of the index futures moved in full proportion to that of the hedged securities. However, if the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by movement of the price of the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge.

Where index futures are purchased in an anticipatory hedge, it is possible that the market may decline instead. If a Fund then decides not to invest in the securities at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

Foreign Currency Hedging Strategies—Special Considerations. A Fund may use options and futures contracts on foreign currencies, as mentioned previously, and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund’s securities are denominated or, in certain circumstances, for investment (e.g., as a substitute for investing in securities denominated in foreign currency). Currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated.

A Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, a Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction may be increased when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes, and charges associated with such delivery assessed in the issuing country.

Forward Currency Contracts and Foreign Currency Deposits. The Funds may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered. Forward currency contracts are negotiated directly between currency traders (usually large commercial banks) and their customers.

Such transactions may serve as long or anticipatory hedges. For example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contracts may also serve as short hedges. For example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

The Funds may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund’s existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Funds may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if AIM and/or the Sub-advisor anticipates that there will be a positive correlation between the two currencies.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to segregate cash or liquid assets.

The precise matching of forward currency contract amounts and the value of the securities, dividends, or interest payments involved generally will not be possible because the value of such securities, dividends or interest payments, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Forward currency contracts may substantially change a Fund’s investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as AIM and/or the Sub-advisor anticipates. There is no assurance that AIM’s and/or the Sub-advisor’s use of forward currency contracts will be advantageous to a Fund or that it will hedge at an appropriate time.

The Funds may also purchase and sell foreign currency and invest in foreign currency deposits. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

Combined Positions. A Fund may purchase and write options or futures in combination with each other, or in combination with futures or forward currency contracts, to manage the risk and return characteristics of its overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs.

Turnover. The Funds’ options and futures activities may affect their turnover rates and brokerage commission payments. The exercise of calls or puts written by a Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Fund may also cause the sale of related investments, increasing turnover. Although such exercise is within the Fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

Swaps, Caps, Floors, and Collars. The Funds are authorized to enter into swaps, caps, floors, and collars. Swaps involve the exchange by one party with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of a cap or a floor entitles the purchaser, to the extent that a specified index exceeds in the case of a cap, or falls below in the case of a floor, a predetermined value, to receive payments on a notional principal amount from the party selling such instrument. A collar combines elements of buying a cap and selling a floor.

HOLDRs — Holding Company Depositary Receipts, or HOLDRs, are trust-issued receipts that represent a Fund’s beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stock. For example, a Fund’s investment will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

Illiquid Securities — Securities which do not trade on stock exchanges or in the over-the-counter market, or have restrictions on when and how they may be sold, are generally considered to be “illiquid.” An illiquid security is one that a Fund may have difficulty — or may even be legally precluded from — selling at any particular time. A Fund may invest in illiquid securities, including restricted securities and other investments which are not readily marketable. A Fund will not purchase any such security if the purchase would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of this restriction.

The principal risk of investing in illiquid securities is that a Fund may be unable to dispose of them at the time desired or at a reasonable price. In addition, in order to resell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the security with the SEC, and otherwise obtaining listing on a securities exchange or in the over-the- counter market.

Initial Public Offerings (“IPOs”) — The Funds may invest a portion of their assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a Fund for as long as it has a small asset base. The impact of IPOs on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s total returns. IPOs may not be consistently available to a Fund for investment, particularly as the Fund’s asset base grows. Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time. This may increase the turnover of a Fund’s portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling shares, the Funds may realize taxable gains they will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Shareholders in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

A Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

Interfund Borrowing and Lending Program — Pursuant to an exemptive order issued by the SEC dated December 21, 1999, the Funds may lend money to, and borrow money for temporary purposes from, other funds advised by Fund’s investment advisor, AIM (the “AIM Funds”). The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day’s notice. The Funds may have to borrow from a bank at a higher interest rate if an interfund loan is unavailable, called or not renewed.

Investment Company Securities — To manage their daily cash positions, the Funds may invest in securities issued by other investment companies, including investment companies advised by AIM and its affiliates (pursuant to an exemptive order dated June 9, 1999) that invest in short-term debt securities and seek to maintain a net asset value of $1.00 per share (“money market funds”). The Funds also may invest in Exchange-Traded Funds (“ETFs”). ETFs are investment companies that are registered under the 1940 Act as open-end funds or Unit Investment Trusts (“UITs”). ETFs are based on specific domestic and foreign indices. ETF shares are sold and redeemed at net asset value only in large blocks. In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual shares among themselves at market prices throughout the day. The 1940 Act, limits investments in securities of other investment companies. These limitations include, among others, that, subject to certain exceptions: (i) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) and a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company.

Mortgage-Backed Securities — Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related, and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers, and the mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. AIM and/or Sub-advisor will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Government National Mortgage Association (GNMA). GNMA is the principal governmental guarantor of mortgage-related securities. GNMA is a wholly-owned corporation of the U.S. government and it falls within the Department of Housing and Urban Development. Securities issued by GNMA are considered the equivalent of treasury securities and are backed by the full faith and credit of the U.S. government. GNMA guarantees the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of FHA-insured or VA-guaranteed mortgages. GNMA does not guarantee the market value or yield of mortgage-backed securities or the value of the Fund’s shares. To buy GNMA securities, a Fund may have to pay a premium over the maturity value of the underlying mortgages, which the Fund may lose if prepayment occurs.

Federal National Mortgage Association (FNMA). FNMA is a government-sponsored corporation owned entirely by private stockholders. FNMA is regulated by the Secretary of Housing and Urban Development. FNMA purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Securities issued by FNMA are agency securities, which means FNMA, but not the U.S. government, guarantees their timely payment of principal and interest.

Federal Home Loan Mortgage Corporation (FHLMC). FHLMC is a stockholder owned corporation chartered by Congress in 1970 to increase the supply of funds that mortgage lenders, such as commercial banks, mortgage bankers, savings institutions, and credit unions, can make available to homebuyers and multifamily investors. FHLMC issues Participation Certificates (PCs) which represent interests in conventional mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

Commercial Banks, Savings And Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers, and Other Secondary Market Issuers. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA & FHLMC because they are not guaranteed by a government agency.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest (“interest only” or “IO” class) while the other class will receive the entire principal (“principal only” or “PO class”). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

Collateralized Mortgage Obligations (CMOs). CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While whole mortgage loans may collateralize CMOs, mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams more typically collateralize them.

A Real Estate Mortgage Investment Conduit (“REMIC”) is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and is an investment in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a “tranche,” is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

Risks of Mortgage-Backed Securities. Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable. In addition, a variety of economic, geographic, social, and other factors, such as the sale of the underlying property, refinancing, or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. If the prepayment rates increase, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

Asset-Backed Securities. These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases, and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool in a timely fashion (“liquidity protection”). In addition, asset-backed securities may include insurance, such as guarantees, policies, or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Funds may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses.

The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Real Estate Investment Trusts - To the extent consistent with their investment objectives and policies, the Funds may invest in securities issued by real estate investment trusts (“REITs”).

REITs are trusts which sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the Southeastern United States, or both.

To the extent that the Funds have the ability to invest in REITs, a Fund could conceivably own real estate directly as a result of a default on the securities it owns. The Funds, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

In addition to the risks described above, REITs may be affected by any changes in the value of the underlying property in their portfolios. REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs.

Repurchase Agreements — A Fund may enter into repurchase agreements, or “REPOs”, on debt securities that the Fund is allowed to hold in its portfolio. This is a way to invest money for short periods. A REPO is an agreement under which the Fund acquires a debt security and then resells it to the seller at an agreed-upon price and date (normally, the next business day). The repurchase price represents an interest rate effective for the short period the debt security is held by the Fund, and is unrelated to the interest rate on the underlying debt security. A repurchase agreement is often considered as a loan collateralized by securities. The collateral securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement. The collateral securities are held by a Fund’s custodian bank until the repurchase agreement is completed.

The Funds may enter into repurchase agreements with financial institutions that are creditworthy under standards established by AIM. AIM and/or the Sub-advisor must use these standards to review the creditworthiness of any financial institution that is a party to a REPO. REPOs maturing in more than seven days are considered illiquid securities. A Fund will not enter into repurchase agreements maturing in more than seven days if as a result more than 15% of the Fund’s net assets would be invested in these repurchase agreements and other illiquid securities.

As noted above, the Funds use REPOs as a means of investing cash for short periods of time. Although REPOs are considered to be highly liquid and comparatively low-risk, the use of REPOs does involve some risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss on the sale of the collateral security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Rule 144A Securities — A Fund also may invest in securities that can be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). In recent years, a large institutional market has developed for many Rule 144A Securities. Institutional investors generally cannot sell these securities to the general public but instead will often depend on an efficient institutional market in which Rule 144A Securities can readily be resold to other institutional investors, or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions does not necessarily mean that a Rule 144A Security is illiquid. Institutional markets for Rule 144A Securities may provide both reliable market values for Rule 144A Securities and enable a Fund to sell a Rule 144A investment when appropriate. For this reason, the Board has concluded that if a sufficient institutional trading market exists for a given Rule 144A security, it may be considered “liquid,” and not subject to a Fund’s limitations on investment in restricted securities. The Board has given AIM the day-to-day authority to determine the liquidity of Rule 144A Securities, according to guidelines approved by the Board. The principal risk of investing in Rule 144A Securities is that there may be an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A Security held by a Fund, and the Fund might be unable to dispose of such security promptly or at reasonable prices.

Securities Lending — Each Fund may from time to time loan securities from its portfolio to brokers, dealers and financial institutions to earn income or generate cash for liquidity. When a Fund lends securities it will receive collateral in cash or U.S. Treasury obligations which will be maintained, and with regard to cash, invested, at all times in an amount equal to at least 100% of the current market value of the loaned securities. All such loans will be made according to the guidelines of the SEC and Board. A Fund may at any time call such loans to obtain the securities loaned. If the borrower of the securities should default on its obligation to return the securities borrowed, the value of the collateral may be insufficient to permit a Fund to reestablish its position by making a comparable investment due to changes in market conditions or a Fund may be unable to exercise certain ownership rights. A Fund will be entitled to earn interest paid upon investment of the cash collateral or to the payment of a premium or fee for the loan. A Fund may pay reasonable fees in connection with such loans, including payments to the borrower and to one or more securities lending agents (each an “Agent”).

AIM provides the following services in connection with the securities lending activities of each Fund: (a) oversees participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assists the Agent in determining which specific securities are available for loan; (c) monitors the Agent’s loan activities to ensure that securities loans are effected in accordance with AIM’s instructions and with procedures adopted by the Board; (d) prepares appropriate periodic reports for, and seeks appropriate approvals from, the Board with respect to securities lending activities; (e) responds to Agent inquiries; and (f) performs such other duties as necessary.

The Funds rely on an exemptive order from the SEC allowing them to invest uninvested cash balances and cash collateral received in connection with securities lending in money market funds that have AIM or an affiliate of AIM as an investment advisor.

Sovereign Debt — In certain emerging countries, the central government and its agencies are the largest debtors to local and foreign banks and others. Sovereign debt involves the risk that the government, as a result of political considerations or cash flow difficulties, may fail to make scheduled payments of interest or principal and may require holders to participate in rescheduling of payments or even to make additional loans. If an emerging country government defaults on its sovereign debt, there is likely to be no legal proceeding under which the debt may be ordered repaid, in whole or in part. The ability or willingness of a foreign sovereign debtor to make payments of principal and interest in a timely manner may be influenced by, among other factors, its cash flow, the magnitude of its foreign reserves, the availability of foreign exchanges on the payment date, the debt service burden to the economy as a whole, the debtor’s then current relationship with the International Monetary Fund and its then current political constraints. Some of the emerging countries issuing such instruments have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance government programs, and may have other adverse social, political, and economic consequences, including effects on the willingness of such countries to service their sovereign debt. An emerging country government’s willingness and ability to make timely payments on its sovereign debt also are likely to be heavily affected by the country’s balance of trade and its access to trade and other international credits. If a country’s exports are concentrated in a few commodities, such country would be more significantly exposed to a decline in the international prices of one or more of such commodities. A rise in protectionism on the part of its trading partners, or unwillingness by such partners to make payment for goods in hard currency, could also adversely affect the country’s ability to export its products and repay its debts. Sovereign debtors may also be dependent on expected receipts from such agencies and others abroad to reduce principal and interest arrearages on their debt. However, failure by the sovereign debtor or other entity to implement economic reforms negotiated with multilateral agencies or others, to achieve specified levels of economic performance, or to make other debt payments when due, may cause third parties to terminate their commitments to provide funds to the sovereign debtor, which may further impair such debtor’s willingness or ability to service its debts.

The Funds may invest in debt securities issued under the “Brady Plan” in connection with restructurings in emerging country debt markets or earlier loans. These securities, often referred to as “Brady Bonds,” are, in some cases, denominated in U.S. dollars and collateralized as to principal by U.S. Treasury zero coupon bonds having the same maturity. At least one year’s interest payments, on a rolling basis, are collateralized by cash or other investments. Brady Bonds are actively traded on an over-the-counter basis in the secondary market for emerging country debt securities. Brady Bonds are lower-rated bonds and highly volatile.

Unseasoned Issuers — The Funds may purchase securities in unseasoned issuers. Securities in such issuers may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

U.S. Government Securities — Each Fund may, from time to time, purchase debt securities issued by the U.S. government. These securities include Treasury bills, notes, and bonds. Treasury bills have a maturity of one year or less, Treasury notes generally have a maturity of one to ten years, and Treasury bonds generally have maturities of more than ten years.

U.S. government debt securities also include securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some obligations of U.S. government agencies, which are established under the authority of an act of Congress, such as GNMA Participation Certificates, are supported by the full faith and credit of the U.S. Treasury. GNMA Certificates are mortgage backed securities representing part ownership of a pool of mortgage loans. These loans issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. The market value of GNMA Certificates is not guaranteed. GNMA Certificates are different from bonds because principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity, as is the case with a bond. GNMA Certificates are called “pass-through” securities because both interest and principal payments (including prepayments) are passed through to the holder of the GNMA Certificate.

Other United States government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by Fannie Mae, a federally chartered private corporation, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. The U.S. government may choose not to provide financial support to U.S.

government-sponsored agencies or instrumentalities if it is not legally obligated to do so. A Fund will invest in securities of such instrumentalities only when the Advisor is satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

When-Issued/Delayed Delivery — The Funds normally buy and sell securities on an ordinary settlement basis. That means that the buy or sell order is sent, and a Fund actually takes delivery or gives up physical possession of the security on the “settlement date,” which is three business days later. However, the Funds also may purchase and sell securities on a when-issued or delayed delivery basis.

When-issued or delayed delivery transactions occur when securities are purchased or sold by a Fund and payment and delivery take place at an agreed-upon time in the future. The Funds may engage in this practice in an effort to secure an advantageous price and yield. However, the yield on a comparable security available when delivery actually takes place may vary from the yield on the security at the time the when-issued or delayed delivery transaction was entered into. When a Fund engages in when-issued and delayed delivery transactions, it relies on the seller or buyer to consummate the sale at the future date. If the seller or buyer fails to act as promised, that failure may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. No payment or delivery is made by a Fund until it receives delivery or payment from the other party to the transaction. However, fluctuation in the value of the security from the time of commitment until delivery could adversely affect a Fund.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below have been adopted by each respective Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of that Fund. As provided in the Investment Company Act of 1940, as amended (the “1940 Act”), a “vote of a majority of the outstanding voting securities of the Fund” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of a particular Fund’s assets will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by such Fund at the time it purchases any security. Each Fund may not:

1.	purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or municipal securities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry;

2.	with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

3.	underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the 1933 Act in connection with the disposition of the Fund’s portfolio securities;

4.	borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

5.	issue senior securities, except as permitted under the 1940 Act;

6.	lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;

7.	purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments;

8.	purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); or

9.	each Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by AIM or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies, and limitations as the Fund.

In addition, each Fund has the following non-fundamental policies, which may be changed without shareholder approval:

A.	The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (i) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments, (ii) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments.

B.	The Fund may borrow money only from a bank or from an open-end management investment company managed by AIM or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of fundamental limitation (4)).

C.	The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

D.	The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act.

E.	With respect to fundamental limitation (1), domestic and foreign banking will be considered to be different industries.

F.	A fund may not acquire any securities of registered open-end investment companies or registered unit investment trust in reliance on Sections 1(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

In addition, with respect to a Fund that may invest in municipal securities, the following non-fundamental policy applies, which may be changed without shareholder approval:

Each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate “issuer.” When the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from the government creating the subdivision and the security is backed only by assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by a Fund exceeds 10% of the Fund’s total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity. With respect to a Fund that is not a money market fund, securities issued or guaranteed by a bank or subject to financial guaranty insurance are not subject to the limitations set forth in the preceding sentence.

MANAGEMENT OF THE FUNDS

The Investment Advisor and Sub-Advisor

AIM is the investment advisor for each Fund, and INVESCO Institutional (N.A.), Inc. (“INVESCO Institutional”) is the sub-advisor for each Fund. On November 25, 2003, the series portfolios of AIM Combination Stock & Bond Funds, Inc., a Maryland Corporation, (the “Company”), were redomesticated as the Funds, which are series portfolios of AIM Combination Stock & Bond Funds, a Delaware statutory trust. Prior to November 25, 2003, INVESCO Funds Group, Inc. (“INVESCO”) served as the investment adviser for each series portfolio of the Company.

AIM, located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, was organized in 1976, and along with its subsidiaries, manages or advises over 200 investment portfolios, encompassing a broad range of investment objectives. AIM is a direct wholly-owned subsidiary of A I M Management Group Inc. (“AIM Management”), a holding company that has been engaged in the financial services business since 1976.

INVESCO Institutional, located at The Aegon Center, 400 West Market Street, Louisville, Kentucky 40402, is responsible for the Funds’ day-to-day management, including the Funds’ investment decisions and the execution of securities transactions with respect to the Funds. INVESCO Institutional is an affiliate of INVESCO.

AIM, AIM Management and INVESCO Institutional are each an indirect wholly owned subsidiary of AMVESCAP PLC, a publicly traded holding company. Through its subsidiaries, AMVESCAP PLC engages in the business of investment management on an international basis. AMVESCAP PLC is one of the largest independent investment management businesses in the world, with approximately $363 billion in assets under management as of September 30, 2004.

Investment Advisory Agreement

As investment advisor, AIM supervises all aspects of the Funds’ operations and provides investment advisory services to the Fund. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. The Master Investment Advisory Agreement provides that, in fulfilling its responsibilities, AIM may engage the services of other investment managers with respect to the Funds. The investment advisory services of AIM and the investment sub-advisory services of INVESCO Institutional are not exclusive and AIM and INVESCO Institutional are free to render investment advisory services to others, including other investment companies.

AIM is also responsible for furnishing to the Funds, at AIM’s expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of the Funds’ accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

The Master Investment Advisory Agreement provides that the Funds will pay or cause to be paid all expenses of the Funds not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds’ shareholders.

AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

Pursuant to its investment advisory agreement with the Trust, AIM receives a monthly fee from each Fund calculated at the following annual rates, based on the average daily net assets of the Fund during the year:

Core Stock Fund

•	0.60% on the first $350 million of each Fund’s average net assets;

•	0.55% on the next $350 million of each Fund’s average net assets;

•	0.50% of each Fund’s average net assets from $1.3 billion;

•	0.45% of each Fund’s average net assets from $2 billion;

•	0.40% of each Fund’s average net assets from $4 billion;

•	0.375% of each Fund’s average net assets from $6 billion; and

•	0.35% of each Fund’s average net assets over $8 billion.

Total Return Fund

•	0.75% on the first $500 million of the Fund’s average net assets;

•	0.65% on the next $500 million of the Fund’s average net assets;

•	0.50% of the Fund’s average net assets from $1 billion;

•	0.45% of the Fund’s average net assets from $2 billion;

•	0.40% of the Fund’s average net assets from $4 billion;

•	0.375% of the Fund’s average net assets from $6 billion; and

•	0.35% of the Fund’s average net assets over $8 billion.

The management fees payable by each Fund, the amounts waived by AIM or INVESCO and the net fees paid by each Fund for the fiscal year ended August 31, 2004 are as follows:

	August 31, 2004
	Management Fee Payable	Management Fee Waivers	Net Management Fee Paid
AIM Core Stock Fund	$12,399,986	$9,587	$12,390,399
AIM Total Return Fund	$6,245,872	$368,769	$5,877,103

Prior to November 25, 2003, INVESCO served as investment advisor to the Funds. During the periods ended August 31, 2003 and May 31, 2003 and 2002, the Funds paid INVESCO advisory fees in the dollar amounts shown. If applicable, the advisory fees were offset by credits in the amounts shown below, so that a Fund’s fees were not in excess of the expense limitations shown, which were voluntarily agreed to by the Company and INVESCO. The fee is allocated daily to each class based on the relative proportion of net assets represented by such class.

Investor Class	Advisory Fee Dollars	Total Expense Reimbursements	Total Expense Limitations

Core Stock Fund
Period Ended August 31, 2003[1]	$3,259,074	N/A	N/A
Year Ended May 31, 2003	$12,748,828	N/A	N/A
Year Ended May 31, 2002	$17,273,680	N/A	N/A

Total Return Fund
Period Ended August 31, 2003[1]	$1,443,706	$350,616	1.24%
Year Ended May 31, 2003	$6,147,015	$2,080,446	1.24%[2]
Year Ended May 31, 2002	$8,260,344	N/A	N/A

Class A

Core Stock Fund
Period Ended August 31, 2003[1]	$5,658	$0	1.50%
Year Ended May 31, 2003	$14,226	$0	1.50%
Period Ended May 31, 2002[3]	$104	$0	1.50%

Total Return Fund
Period Ended August 31, 2003[1]	$900	$1,566	1.34%
Year Ended May 31, 2003	$3,059	$2,592	1.34%[4]
Period Ended May 31, 2002[3]	$51	$0	1.50%

Class B

Core Stock Fund
Period Ended August 31, 2003[1]	$1,727	$661	2.15%
Year Ended May 31, 2003	$2,950	$2,300	2.15%
Period Ended May 31, 2002[3]	$109	$0	2.15%

Investor Class	Advisory Fee Dollars	Total Expense Reimbursements	Total Expense Limitations

Total Return Fund
Period Ended August 31, 2003[1]	$1,033	$1,562	1.99%
Year Ended May 31, 2003	$1,903	$3,513	1.99%[5]
Period Ended May 31, 2002[3]	$51	$0	2.15%

Class C

Core Stock Fund
Period Ended August 31, 2003[1]	$12,342	$0	2.75%[6]
Year Ended May 31, 2003	$40,955	N/A	N/A
Year Ended May 31, 2002	$49,474	N/A	N/A

Total Return Fund
Period Ended August 31, 2003[1]	$1,703	$3,121	1.99%
Year Ended May 31, 2003	$4,908	$8,666	1.99%[7]
Year Ended May 31, 2002	$4,615	N/A	N/A

Class K

Core Stock Fund
Period Ended August 31, 2003[1]	$30,741	$0	2.20%
Year Ended May 31, 2003	$103,385	$130,653	2.20%[7]
Year Ended May 31, 2002	$70,870	N/A	N/A

1.	For the period June 1, 2003, change in Funds year end, through August 31, 2003.
2.	Effective June 28, 2002.
3.	For the period April 1, 2002, commencement of operations, through May 31, 2002.
4.	1.34% as of August 1, 2002, 1.50% prior to August 1, 2002.
5.	1.99% as of August 1, 2002, 2.15% prior to August 1, 2002.
6.	Effective June 1, 2003, contractual through May 31, 2005.
7.	Effective August 1, 2002.

AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds’ detriment during the period stated in the agreement between AIM and the Fund.

AIM has voluntarily agreed to waive a portion of advisory fees payable by the Funds. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of a Fund’s investment of uninvested cash in an Affiliated Money Market Fund. Termination of this agreement requires approval by the Board. See “INVESTMENTS, POLICIES, AND RISKS – Other Investment Company Securities.”

AIM has contractually agreed each to waive advisory fees or reimburse expenses to the extent necessary to limit the Funds’ Total Annual Fund Operating Expenses (excluding certain items each discussed below) to 2.00%, 2.65%, 2.65%, 2.10% and 1.90% on Class A, Class B, Class C, Class K and Investor Class shares, respectively. In determining the Advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Funds’ day-to-day operations), or items designated as such by the Fund’s Board; (v) expenses related to a merger or reorganization, as approved by the Funds’ Board; (vi) expenses that the Funds’ have incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Funds benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by each Fund. This expense limitation agreement is in effect through August 31, 2005.

Securities Lending Arrangements. If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The advisory agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the “agent”) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM’s instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

AIM’s compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

The Sub-Advisory Agreement

AIM has entered into a Master Intergroup Sub-Advisory Contract for Mutual Funds with INVESCO Institutional to provide investment sub-advisory services to the AIM Core Stock Fund and AIM Total Return Fund.

INVESCO Institutional is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). INVESCO Institutional provides investment supervisory services on both discretionary and non-discretionary bases to pension and profit sharing plans, endowments and educational institutions, investment companies, insurance companies, and individuals and personal holding companies.

For the services to be rendered by INVESCO Institutional under its Master Intergroup Sub-Advisory Contract for Mutual Funds, AIM will pay to INVESCO Institutional a fee which will be computed daily and paid as of the last day of each month on the basis of a Fund’s daily net asset value, using for each daily calculation the most recently determined net asset value of the Fund. On an annual basis, the sub-advisory fee is equal to 40% of AIM’s compensation of the sub-advised assets per year.

Administrative Services Agreement

AIM and the Trust have entered into a Master Administrative Services Agreement pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to the Funds which are not required to be performed by AIM under the advisory agreement. The Master Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Trust’s Board, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Master Administrative Services Agreement, AIM is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board. Currently, AIM is reimbursed for the services of the Trust’s principal financial officer and her staff, and any expenses related to fund accounting services.

Administrative Services Fees

INVESCO delegated its duties as administrator to the Funds to AIM pursuant to an agreement dated August 12, 2003.

The Funds paid AIM and INVESCO the following amounts for administrative services for the fiscal year ended August 31, 2004.

Fund Name

AIM Core Stock Fund	$1,012,518
AIM Total Return Fund	$386,543

During the periods outlined in the table below, the Funds paid the following fees to INVESCO (if applicable, prior to the voluntary absorption of certain Fund expenses by INVESCO). The fees are allocated daily to each class based on the relative proportion of net assets represented by such class. Since Total Return Fund’s Institutional Class and Class K shares had not commenced operations as of August 31, 2003, no fees were paid with respect to Total Return Fund’s Institutional Class and Class K shares for the periods shown. The Advisor is entitled to reimbursement by a Fund if such reimbursement does not cause the Fund to exceed the current expense limitations and the reimbursement is made within three years after INVESCO incurred the expense.

Investor Class	Administrative Services
Core Stock Fund

Period Ended August 31, 2003[1]	$290,620
Year Ended May 31, 2003	$1,134,166
Year Ended May 31, 2002	$1,586,100

Total Return Fund

Period Ended August 31, 2003[1]	$93,763
Year Ended May 31, 2003	$401,453
Year Ended May 31, 2002	$214,921

Class A

Core Stock Fund
Period Ended August 31, 2003[1]	$505
Year Ended May 31, 2003	$1,261
Period Ended May 31, 20022	$9

Total Return Fund

Period Ended August 31, 2003[1]	$59
Year Ended May 31, 2003	$199
Period Ended May 31, 20022	$2

Investor Class	Administrative Services
Class B

Core Stock Fund

Period Ended August 31, 2003[1]	$154
Year Ended May 31, 2003	$262
Period Ended May 31, 2002[2]	$10

Total Return Fund

Period Ended August 31, 2003[1]	$67
Year Ended May 31, 2003	$124
Period Ended May 31, 2002[2]	$3

Class C

Core Stock Fund

Period Ended August 31, 2003[1]	$1,100
Year Ended May 31, 2003	$3,643
Year Ended May 31, 2002	$4,542

Total Return Fund

Period Ended August 31, 2003[1]	$110
Year Ended May 31, 2003	$320
Year Ended May 31, 2002	$120

Class K

Core Stock Fund

Period Ended August 31, 2003[1]	$2,741
Year Ended May 31, 2003	$9,203
Year Ended May 31, 2002	$6,489

[1]	For the period June 1, 2003, change in Fund’s year end, through August 21, 2003.
[2]	For the period April 1, 2002, commencement of operations, through May 31, 2002.

TRUSTEES AND OFFICERS OF THE TRUST

Board of Trustees

The overall management of the business and affairs of the Funds and the Trust is vested in the Board. The Board approves all significant agreements between the Trust, on behalf of one or more of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of each Fund are delegated to the officers of the Trust and to AIM, subject always to the objective(s), restrictions and policies of the applicable Fund and to the general supervision of the Board. Certain trustees and officers of the Trust are affiliated with AIM and AIM Management, the parent corporation of AIM. All of the Trust’s executive officers hold similar offices with some or all of the other AIM Funds.

Management Information

The trustees and officers of the Trust, their principal occupations during the last five years and certain other information concerning them are set forth in Appendix B.

The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee, the Valuation Committee and the Special Committee Relating to Market Timing Issues.

The current members of the Audit Committee are Bob R. Baker, James T. Bunch, Edward K. Dunn, Jr. (Chair), Lewis F. Pennock, Dr. Larry Soll, Dr. Prema Mathai-Davis and Ruth H. Quigley (Vice Chair). The Audit Committee is responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by the Fund (including monitoring the independence, qualifications and performance of such auditors and resolution of disagreements between the Funds’ management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services; (ii) overseeing the financial reporting process of the Funds; (iii) monitoring the process and the resulting financial statements prepared by management to promote accuracy and integrity of the financial statements and asset valuation; (iv) assisting the Board’s oversight of the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting and independent audits; (v) to the extent required by Section 10A of the Securities Exchange Act of 1934, pre-approving all permissible non-audit services that are provided to the Funds by its independent auditors; (vi) pre-approving, in accordance with Item 2.01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Fund’s independent auditors to the Fund’s investment advisor and certain other affiliated entities; and (vii) to the extent required by Regulation 14A, preparing an audit committee report for inclusion in the Funds’ annual proxy statement. During the fiscal year ended August 31, 2004, the Audit Committee held eight meetings.

The members of the Compliance Committee are Frank S. Bayley, Bruce L. Crockett (Chair), Albert R. Dowden (Vice Chair) and Mr. Dunn. The Compliance Committee is responsible for: (i) recommending to the Board and the dis-interested trustees the appointment, compensation and removal of the Fund’s Chief Compliance Officer; (ii) recommending to the dis-interested trustees the appointment, compensation and removal of the Fund’s Senior Officer appointed pursuant to the terms of an Assurance of Discontinuance from the New York Attorney General that is applicable to AIM and/or INVESCO Funds Group, Inc. (the “Advisors”) (the “Senior Officer”); (iii) recommending to the dis-interested trustees the appointment and removal of the Advisors’ independent Compliance Consultant appointed pursuant to the terms of the Securities and Exchange Commission’s Order Instituting Administrative Proceedings (the “SEC Order”) applicable to the Advisors (the “Compliance Consultant”); (iv) receiving all reports from the Chief Compliance Officer, the Senior Officer and the Compliance Consultant that are delivered between meetings of the Board and that are otherwise not required to be provided to the full Board or to all of the dis-interested trustees; (v) overseeing all reports on compliance matters from the Chief Compliance Officer, the Senior Officer and the Compliance Consultant, and overseeing all reports from the third party retained by the Advisors to conduct the periodic compliance review required by the terms of the SEC Order that are required to be provided to the full Board; (vi) overseeing all of the compliance policies and procedures of the Fund and its service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (vii) risk management oversight with respect to the Fund and, in connection therewith, receiving and overseeing risk management reports from AMVESCAP PLC that are applicable to the Fund or its service providers; and (viii) overseeing potential conflicts of interest that are reported to the Committee by the Advisors, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant. During the fiscal year ended August 31, 2004, the Compliance Committee did not meet.

The members of the Governance Committee are Messrs. Bayley, Crockett, Dowden (Chair), and Jack M. Fields (Vice Chair), Gerald J. Lewis and Louis S. Sklar. The Governance Committee is responsible for: (i) nominating persons who are not interested persons of the Trust for election or appointment: (a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of the Trust at meetings called for the election of trustees; (ii) nominating persons for appointment as members of each committee of the Board, including, without limitation, the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee and the Valuation Committee, and to nominate persons for appointment as chair and vice chair of each such committee; (iii) reviewing from time to time the compensation payable to the trustees and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent trustees and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee and the Compliance Committee of the Trust.

The Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. During the fiscal year ended August 31, 2004, the Governance Committee held seven meetings.

Notice procedures set forth in the Trust’s bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust’s Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.

The members of the Investments Committee are Messrs. Baker (Vice Chair), Bayley (Chair), Bunch, Crockett, Dowden, Dunn, Fields, Lewis, Pennock, Sklar and Soll, and Carl Frischling, and Dr. Mathai-Davis (Vice Chair) and Miss Quigley (Vice Chair). The Investments Committee is responsible for: (i) overseeing AIM’s investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration. During the fiscal year ended August 31, 2004, the Investments Committee held five meetings.

The members of the Valuation Committee are Messrs. Dunn, Pennock (Chair) and Soll, and Miss Quigley (Vice Chair). The Valuation Committee is responsible for addressing issues requiring action by the Board in the valuation of the Funds’ portfolio securities that arise during periods between meetings of the Board. During periods between meetings of the Board, the Valuation Committee: (i) receives the reports of AIM’s internal valuation committee requesting pre-approval or approval of any changes to pricing vendors or pricing methodologies as required by AIM’s Procedures for Valuing Securities (Pricing Procedures) (the “Procedures”), and approves changes to pricing vendors and pricing methodologies as provided in the Procedures; (ii) upon request of AIM, assists AIM’s internal valuation committee in resolving particular fair valuation issues; and (iii) receives reports on non-standard price changes on private equities. During the fiscal year ended August 31, 2004, the Valuation Committee did not meet.

The members of the Special Committee Relating to Market Timing Issues are Messrs. Crockett, Dowden, Dunn and Lewis (Chair). The purpose of the Special Committee Relating to Market Timing Issues is to remain informed on matters relating to alleged excessive short term trading in shares of the Fund (“market timing”) and to provide guidance to special counsel for the independent trustees on market timing issues and related matters between meetings of the independent trustees. During the fiscal year ended August 31, 2004, the Special Committee Relating to Market Timing Issues held seven meetings.

Trustee Ownership of Fund Shares

The dollar range of equity securities beneficially owned by each trustee (i) in the Fund’s and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex is set forth in Appendix B.

Factors Considered in Approving the Investment Advisory Agreement and Investment Sub-Advisory Agreement

The advisory agreement with AIM (the “Advisory Agreement”) and the sub-advisory agreement between AIM and INVESCO Institutional (collectively with AIM, the “Advisors”) for the Funds (the “Sub-Advisory Agreement”) (collectively with the Advisory Agreement, the “Advisory Agreements”) were reapproved for the Funds by the Trust’s Board at a meeting held on June 7-9, 2004. In evaluating the fairness and reasonableness of the Advisory Agreements, the Board considered a variety of factors for each Fund, as applicable, including: the requirements of each Fund for investment supervisory and administrative services; the quality of the Advisors’ services, including a review of each Fund’s investment performance, if applicable, and the Advisors’ investment personnel; the size of the fees in relationship to the extent and quality of the investment advisory services rendered; fees charged to the Advisors’ other clients; fees charged by competitive investment advisors; the size of the fees in light of services provided other than investment advisory services; the expenses borne by each Fund as a percentage of its assets and in relationship to contractual limitations; any fee waivers (or payments of Fund expenses) by the Advisors; the Advisors’ profitability; the benefits received by the Advisors from its relationship to each Fund, including soft dollar arrangements, and the extent to which each Fund shares in those benefits; the organizational capabilities and financial condition of the Advisors and conditions and trends prevailing in the economy, the securities markets and the mutual fund industry; and the historical relationship between each Fund and the Advisors.

In considering the above factors, the Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, “cash balances”) of each Fund may be invested in money market funds advised by AIM pursuant to the terms of an exemptive order. The Board found that each Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that each Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board further determined that the proposed securities lending program and related procedures with respect to each of the lending Funds is in the best interests of each lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of each lending Fund and its respective shareholders.

After consideration of these factors, the Board found that with respect to each Fund: (i) the services provided to the Fund and its shareholders were adequate; (ii) the Advisory Agreements were fair and reasonable under the circumstances; and (iii) the fees payable under the Advisory Agreements would have been obtained through arm’s length negotiations. The Board therefore concluded that the Advisory Agreements were in the best interests of each Fund and its shareholders and approved the Advisory Agreements.

Compensation

Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a trustee, which consists of an annual retainer component and a meeting fee component.

Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM or INVESCO during the year ended December 31, 2003 is found in Appendix C.

Retirement Plan For Trustees

The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a “Covered Fund”) who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the trustee’s annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of (i) ten or (ii) the number of such trustee’s credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee’s retirement benefits for the same length of time that the trustee would have received based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

Deferred Compensation Agreements

Messrs. Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (for purposes of this paragraph only, the “Deferring Trustees”) have each executed a Deferred Compensation Agreement (collectively, the “Compensation Agreements”). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account and deemed to be interested in one or more AIM Funds selected by the Deferring Trustee. Distributions from the Deferring Trustees’ deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Board, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee’s retirement benefits commence under the Plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee’s termination of service as a trustee of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

Purchases of Class A Shares of the AIM Funds at Net Asset Value

The trustees and other affiliated persons of the Trust may purchase Class A shares of the AIM Funds without paying an initial sales charge. AIM Distributors permits such purchases because there is a reduced sales effort involving in sales to such purchasers, thereby resulting in relatively low expenses of distribution.

CODE OF ETHICS

AIM, the Trust, AIM Distributors and INVESCO Institutional (the Sub-Advisor to the Funds) have each adopted a Code of Ethics governing, as applicable, personal trading activities of all directors/trustees, officers of the Trust, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by any of the Funds or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Trust that may arise from personal trading. Personal trading, including personal trading involving securities that may be purchased or held by a Fund, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or his designee and to report all transactions on a regular basis.

PROXY VOTING POLICIES

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to INVESCO Institutional. INVESCO Institutional will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed and approved by the Board, and which are found in Appendix D.

Any material changes to the proxy policies and procedures will be submitted to the Board for approval. The Board will be supplied with a summary quarterly report of each Fund’s proxy voting record.

Information regarding how the Funds voted proxies related to its portfolio securities during the 12 months ended June 30, 2004 is available at our Web site, http://www.AIMinvestments.com. This information is also available at the SEC Web site, http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Information about the ownership of each class of the Funds’ shares by beneficial or record owners of the Funds and by trustees and officers as a group is found in Appendix E. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to “control” that Fund.

DISTRIBUTION OF SECURITIES

Distributor

The Trust has entered into master distribution agreements, as amended, relating to the Funds (the “Distribution Agreements”) with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of the shares of the Funds. AIM Distributors became the distributor of the Funds effective July 1, 2003. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and offices of the Trust are affiliated with AIM Distributors.

AIM Distributors bears all expenses, including the cost of printing and distributing prospectuses, incident to marketing of the Funds’ shares, except for such distribution expenses as are paid out of Fund assets under the Trust’s Plans of Distribution (each individually a “Plan” and collectively, the “Plans”), which have been adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act.

The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through other broker-dealers with whom AIM Distributors has entered into selected dealer agreements. AIM Distributors has not undertaken to sell any specified number of shares of any class of the Funds.

Total sales charges (front end and CDSCs) paid to AIM Distributors, in connection with the sale of shares of each class of each Fund and the amount retained by AIM Distributors, for the fiscal year ended August 31, 2004 are listed in the charts below.

The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by AIM Distributors for the fiscal year ended August 31, 2004:

Fund	Sales Charges	Amount Retained
AIM Core Stock Fund	$23,670	$5,020
AIM Total Return Fund	26,828	5,214

The following chart reflects the contingent deferred sales charges paid by Class A, Class B, Class C, and Class K shareholders and retained by AIM Distributors for the year ended August 31, 2004:

Fund	Contingent Deferred Sales Charges
AIM Core Stock Fund	$3,165
AIM Total Return Fund	1,358

Investor Class. The Trust has adopted a reimbursement type Amended and Restated Master Distribution Plan - Investor Class pursuant to Rule 12b-1 under the 1940 Act relating to the Investor Class shares of the Funds (the “Reimbursement Investor Class Plan”). Under the Reimbursement Investor Class Plan, Investor Class shares of the Funds pay AIM Distributors an amount necessary to reimburse AIM Distributors for its actual allocated share of expenses incurred pursuant to the Reimbursement Investor Class Plan for the period, up to a maximum annual rate of 0.25% per annum of the average daily net assets attributable to Investor Class shares. These payments permit AIM Distributors, at its discretion, to engage in certain activities and provide services in connection with the distribution of a Fund’s Investor Class shares to investors. Payments by a Fund under the Reimbursement Investor Class Plan, for any month, may be made to reimburse AIM Distributors for permissible activities engaged in and services provided.

Class A. The Trust has adopted an Amended and Restated Master Distribution Plan - Class A pursuant to Rule 12b-1 under the 1940 Act relating to the Class A shares of the Funds (the “Class A Plan”). Under the Class A Plan, Class A shares of the Funds pay compensation to AIM Distributors at an annual rate of 0.35% per annum of the average daily net assets attributable to Class A shares for the purpose of financing any activity which is primarily intended to result in the sale of Class A shares. During any period in which a Fund is closed due to high asset levels, the Class A shares of the Fund will reduce this payment of 0.35% to 0.25% per annum.

The Class A Plan is designed to compensate AIM Distributors, on a monthly basis, for certain promotional and other sales-related costs, and to implement a financial intermediary incentive program which provides for periodic payments to selected financial intermediaries that have entered into service agreements and furnish continuing personal shareholder services to their customers who purchase and own Class A shares of the Funds. Payment can also be directed by AIM Distributors to financial intermediaries that have entered into service agreements with respect to Class A shares of the Funds and that provide continuing personal services to their customers who own Class A shares of the Funds. The service fees payable to financial intermediaries are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such financial intermediaries’ customers’ accounts.

Of the aggregate amount payable under the Class A Plan, payments to financial intermediaries that provide continuing personal shareholder services to their customers who purchase and own Class A shares of the Funds, in amounts up to 0.25% of the average daily net assets of the Class A shares of each Fund attributable to the customers of such financial intermediaries, are characterized as service fees. Payments to financial intermediaries in excess of such amount and payments to AIM Distributors would be characterized as an asset-based sales charge pursuant to the Class A Plan. The Class A Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to the Class A shares of a Fund.

Class B. The Trust has adopted an Amended and Restated Master Distribution Plan – Class B pursuant to Rule 12b-1 under the 1940 Act relating to Class B shares of the Funds (the “Class B Plan”). Under the Class B Plan, Class B shares of the Funds pay compensation monthly to AIM Distributors at an annual rate of 1.00% per annum of the average daily net assets attributable to Class B shares for the purpose of financing any activity which is primarily intended to result in the sale of Class B shares. Of such amount, each Fund pays a service fee of 0.25% of the average daily net assets attributable to Class B shares to selected financial intermediaries that have entered into service agreements with respect to Class B shares of the Funds and that provide continuing personal shareholder services to their customers who purchase and own Class B shares. Any amount not paid as a service fee would constitute an asset-based sales charge pursuant to the Class B Plan. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. The Class B Plan imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to the Class B shares of a Fund.

The Class B Plan may obligate the Class B shares to continue to make payments to AIM Distributors following termination of the Class B Plan with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors or its predecessor unless there has been a complete termination of the Class B Plan (as defined in such Plan). Additionally, the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan. The contingent deferred sales charge (CDSC) on Class B shares will continue to be applicable even in the event of a complete termination of the Class B Plan (as defined in such Plan).

Class C. The Trust has adopted an Amended and Restated Master Distribution Plan - Class C pursuant to Rule 12b-1 under the 1940 Act relating to the Class C shares of the Funds (the “Class C Plan”). Under the Class C Plan, Class C shares of the Funds pay compensation monthly to AIM Distributors at an annual rate of 1.00% per annum of the average daily net assets attributable to Class C shares for the purpose of financing any activity which is primarily intended to result in the sale of Class C shares. The Class C Plan is designed to compensate AIM Distributors for certain promotional and other sales-related costs, and to implement a financial intermediary incentive program which provides for periodic payments to selected financial intermediaries that have entered into service agreements and furnish continuing personal shareholder services to their customers who purchase and own Class C shares of a Fund.

Of the aggregate amount payable under the Class C Plan, payments to financial intermediaries that provide continuing personal shareholder services to their customers who purchase and own Class C shares of a Fund, in amounts of up to 0.25% of the average daily net assets of the Class C shares of each Fund attributable to the customers of such financial intermediaries, are characterized as a service fee. Payments to financial intermediaries in excess of such amount and payments to AIM Distributors would be characterized as an asset-based sales charge pursuant to the Class C Plan. The Class C Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to the Class C shares of a Fund.

AIM Distributors may pay sales commissions to financial intermediaries that sell Class C shares of the Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold or serviced by the financial intermediary, and will consist of an asset-based sales charge of 0.75% of the purchase price of Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first thirteen months after they are purchased. The portion of the payments to AIM Distributors under the Class C Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first thirteen months, AIM Distributors will make such payments quarterly to financial intermediaries based on the average net asset value of Class C shares which are attributable to shareholders for whom the financial intermediaries are designated as dealers of record. These commissions are not paid on sales to investors who may not be subject to payment of the CDSC and in circumstances where AIM Distributors grants an exemption on particular transactions. Should the financial intermediary elect to waive the asset-based sales charge, the 12b-1 fees will begin to be paid by AIM Distributors to the financial intermediary immediately.

Class K. The Trust has adopted an Amended and Restated Master Distribution Plan – Class K pursuant to Rule 12b-1 under the 1940 Act relating to Class K shares (the “Class K Plan”). Under the Class K Plan, Class K shares of the Funds pay compensation monthly to AIM Distributors at an annual rate of 0.45% of average net assets attributable to Class K shares for the purpose of financing any activity which is primarily intended to result in the sale of Class K shares. The Class K Plan is designed to compensate AIM Distributors for certain promotional and other sales-related costs, and to implement a financial intermediary incentive program which provides for periodic payments to selected financial intermediaries that have entered into service agreements and furnish continuing personal shareholder services to their customers who purchase and own Class K shares of a Fund.

Of the aggregate amount payable under the Class K Plan, payments to financial intermediaries that provide continuing personal shareholder services to their customers who purchase and own Class K shares of a Fund may be characterized as a service fee.

All Plans. Activities appropriate for financing under the Plans include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; and supplemental payments to financial intermediaries such as asset-based sales charges or as payments of service fees under shareholder service arrangements.

A significant expenditure under the Plans is compensation paid to financial intermediaries, which may include AIM or AIM-affiliated companies, in order to obtain various distribution-related and/or administrative services for the Funds. Each Fund is authorized by a Plan to use its assets to finance the payments made to obtain those services from selected financial intermediaries which may enter into agreements with AIM Distributors. Payments will be made by AIM Distributors to financial intermediaries who sell shares of a Fund and may be made to banks, savings and loan associations and other depository institutions (“Banks”). Although the Glass-Steagall Act limits the ability of certain Banks to act as underwriters of mutual fund shares, the Advisor does not believe that these limitations would affect the ability of such Banks to enter into arrangements with AIM Distributors but, can give no assurance in this regard. However, to the extent it is determined otherwise in the future, arrangements with Banks might have to be modified or terminated, and, in that case, the size of the Funds possibly could decrease to the extent that the Banks would no longer invest customer assets in the Funds. Neither the Trust nor its investment advisor will give any preference to Banks which enter into such arrangements when selecting investments to be made by a Fund. Financial institutions and any other person entitled to receive compensation for selling fund shares may receive different compensation for selling shares of one particular class instead of another.

Since Total Return Fund’s Class K shares had not commenced operations as of August 31, 2004, no payments were made under that Plan for the periods shown below.

The Funds made payments to AIM Distributors, under the Investor Class, Class A, Class B, Class C, and, if applicable, Class K Plans during the fiscal year ended August 31, 2004 in the following amounts:

Fund	Investor Class	Class A	Class B	Class C	Class K
Core Stock Fund	$3,893,759	$31,032	$17,744	$94,805	$70,747
Total Return Fund	$2,186,007	$19,967	$12,403	$26,234	N/A1

[1]	Class K had not commenced operations as of August 31, 2004.

For the fiscal year ended August 31, 2004, allocation of 12b-1 amounts paid by the Funds for the following categories of expenses were:

An estimate by category of the allocation of actual fees paid by Class A shares of the Funds during the fiscal year ended August 31, 2004 follows:

	Advertising	Printing & Mailing	Seminars	Underwriters Compensation	Dealer Compensation	Sales Personnel Compensation	Travel Expenses Related to Marketing
AIM Core Stock Fund	$-0-	$-0-	$-0-	$-0-	$25,491	$5,541	-0-
AIM Total Return Fund	-0-	-0-	-0-	-0-	16,895	3,072	-0-

An estimate by category of the allocation of actual fees paid by Class B shares of the Funds during the fiscal year ended August 31, 2004 follows:

	Advertising	Printing & Mailing	Seminars	Underwriters Compensation	Dealer Compensation	Sales Personnel Compensation	Travel Expenses Related to Marketing
AIM Core Stock Fund	$-0-	$-0-	$-0-	$13,308	$2,697	$1,739	-0-
AIM Total Return Fund	1,033	226	-0-	9,302	1,842	-0-	-0-

An estimate by category of the allocation of actual fees paid by Class C shares of the Funds during the fiscal year ended August 31, 2004 follows:

	Advertising	Printing & Mailing	Seminars	Underwriters Compensation	Dealer Compensation	Sales Personnel Compensation	Travel Expenses Related to Marketing
AIM Core Stock Fund	$-0-	$-0-	$-0-	$14,675	$76,706	$3,424	-0-
AIM Total Return Fund	-0-	-0-	-0-	3,865	21,081	1,288	-0-

An estimate by category of the allocation of actual fees paid by Class K shares of the Funds during the fiscal year ended August 31, 2004 follows:

	Advertising	Printing & Mailing	Seminars	Underwriters Compensation	Dealer Compensation	Sales Personnel Compensation	Travel Expenses Related to Marketing
AIM Core Stock Fund	$172	$-0-	$172	$2,886	$65,112	$2,233	172
AIM Total Return Fund[1]	-0-	-0-	-0-	-0-	-0-	-0-	-0-

1	Class K shares had not commenced operations as of August 31, 2004.

An estimate by category of the allocation of actual fees paid by Investor Class shares of the Funds during the fiscal year ended August 31, 2004 follows:

	Advertising	Printing & Mailing	Seminars	Underwriters Compensation	Dealer Compensation	Sales Personnel Compensation	Travel Expenses Related to Marketing
AIM Core Stock Fund	$184,229	$22,692	$99,983	$-0-	$2,537,470	$1,037,213	$12,172
AIM Total Return Fund	47,015	5,856	25,622	-0-	1,834,620	270,047	2,847

The services which are provided by financial intermediaries may vary by financial intermediary but include, among other things, processing new shareholder account applications, preparing and transmitting to the Trust’s Transfer Agent computer-processable tapes of all Fund transactions by customers, serving as the primary source of information to customers in answering questions concerning the Funds, and assisting in other customer transactions with the Funds.

The Plans provide that they shall continue in effect with respect to each Fund as long as such continuance is approved at least annually by the vote of the Board cast in person at a meeting called for the purpose of voting on such continuance, including the vote of a majority of the Independent Trustees. A Plan can be terminated at any time by a Fund, without penalty, if a majority of the Independent Trustees, or shareholders of the relevant class of shares of the Fund, vote to terminate a Plan. Unless a complete termination of the Class B Plan (as defined in such Plan) occurs, Class B shares will continue to make payments to AIM Distributors with respect to Class B Shares sold by or attributable to the distribution efforts of AIM Distributors or its predecessor. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, the Board intends to consider all relevant factors including, without limitation, the size of a Fund, the investment climate for a Fund, general market conditions, and the volume of sales and redemptions of a Fund’s shares. The Plans may continue in effect and payments may be made under a Plan following any temporary suspension or limitation of the offering of Fund shares; however, the Trust is not contractually obligated to continue a Plan for any particular period of time. Suspension of the offering of a Fund’s shares would not, of course, affect a shareholder’s ability to redeem his or her shares.

So long as the Plans are in effect, the selection and nomination of persons to serve as Independent Trustees of the Trust shall be committed to the Independent Trustees then in office at the time of such selection or nomination. The Plans may not be amended to increase the amount of a Fund’s payments under a Plan without approval of the shareholders of that Fund’s respective class of shares, and all material amendments to a Plan must be approved by the Board, including a majority of the Independent Trustees. Under the agreement implementing the Plans, AIM Distributors or a Fund, the latter by vote of a majority of the Independent Trustees, or a majority of the holders of the relevant class of a Fund’s outstanding voting securities, may terminate such agreement without penalty upon thirty days’ written notice to the other party. No further payments will be made by a Fund under a plan in the event of its termination.

To the extent that a Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it shall remain in effect as such, so as to authorize the use of Fund assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act, and rules thereunder. To the extent it constitutes an agreement pursuant to a plan, a Fund’s obligation to make payments to AIM Distributors shall terminate automatically, in the event of such “assignment.” In this event, a Fund may continue to make payments pursuant to a Plan only upon the approval of new arrangements regarding the use of the amounts authorized to be paid by a Fund under a Plan. Such new arrangements must be approved by the trustees, including a majority of the Independent Trustees, by a vote cast in person at a meeting called for such purpose. These new arrangements might or might not be with AIM Distributors. On a quarterly basis, the trustees review information about the distribution services that have been provided to each Fund and the 12b-1 fees paid for such services. On an annual basis, the trustees consider whether a Plan should be continued and, if so, whether any amendment to the Plan, including changes in the amount of 12b-1 fees paid by each class of a Fund, should be made.

The only trustees and interested persons, as that term is defined in Section 2(a)(19) of the 1940 Act, who have a direct or indirect financial interest in the operation of the Plans are the officers and trustees of the Trust who are also officers either of AIM Distributors or other companies affiliated with AIM Distributors. The benefits which the Trust believes will be reasonably likely to flow to a Fund and its shareholders under the Plans include the following:

•	Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objectives of the Funds;

•	The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of securities of the Funds in amounts and at times that are disadvantageous for investment purposes; and

•	Increased Fund assets may result in reducing each investor’s share of certain expenses through economies of scale (e.g. exceeding established breakpoints in an advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of a Plan.

The positive effect which increased Fund assets will have on the AIM’s revenues could allow AIM and its affiliated companies:

•	To have greater resources to make the financial commitments necessary to improve the quality and level of the Funds’ shareholder services (in both systems and personnel);

•	To increase the number and type of mutual funds available to investors from the Advisor and its affiliated companies (and support them in their infancy), and thereby expand the investment choices available to all shareholders; and

•	To acquire and retain talented employees who desire to be associated with a growing organization.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption of Shares

Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund

Initial Sales Charges. Each AIM Fund (other than AIM Tax-Exempt Cash Fund) is grouped into one of three categories to determine the applicable initial sales charge for its Class A Shares. Additionally, Class A shares of AIM Short Term Bond Fund are subject to an initial sales charge of 2.50%. The sales charge is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds’ shares. You may also be charged a transaction or other fee by the financial institution managing your account.

Class A shares of AIM Tax-Exempt Cash Fund, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund are sold without an initial sales charge.

Category I Funds

AIM Advantage Health Sciences Fund	AIM Large Cap Growth Fund
AIM Aggressive Allocation Fund	AIM Leisure Fund
AIM Aggressive Growth Fund	AIM Libra Fund
AIM Asia Pacific Growth Fund	AIM Mid Cap Basic Value Fund
AIM Basic Value Fund	AIM Mid Cap Core Equity Fund
AIM Blue Chip Fund	AIM Mid Cap Growth Fund
AIM Capital Development Fund	AIM Mid Cap Stock Fund
AIM Charter Fund	AIM Moderate Allocation Fund
AIM Conservative Allocation Fund	AIM Multi-Sector Fund
AIM Constellation Fund	AIM Opportunities I Fund
AIM Core Stock Fund	AIM Opportunities II Fund
AIM Dent Demographic Trends Fund	AIM Opportunities III Fund
AIM Diversified Dividend Fund	AIM Premier Equity Fund
AIM Dynamics Fund	AIM Select Equity Fund
AIM Emerging Growth Fund	AIM Small Cap Equity Fund
AIM Energy Fund	AIM Small Cap Growth Fund
AIM European Growth Fund	AIM Small Company Growth Fund
AIM European Small Company Fund	AIM Technology Fund
AIM Financial Services Fund	AIM Total Return Fund
AIM Global Value Fund	AIM Trimark Endeavor Fund
AIM Gold & Precious Metals Fund	AIM Trimark Fund
AIM Health Sciences Fund	AIM Trimark Small Companies Fund
AIM International Core Equity Fund	AIM Utilities Fund
AIM International Emerging Growth Fund	AIM Weingarten Fund
AIM Large Cap Basic Value Fund

	Investor’s Sales Charge		Dealer Concession
Amount of Investment in Single Transaction	As a Percentage of the Public Offering Price	As a Percentage of the Net Amount Invested	As a Percentage of the Public Offering Price
Less than $ 25,000	5.50%	5.82%	4.75%
$ 25,000 but less than $ 50,000	5.25	5.54	4.50
$ 50,000 but less than $ 100,000	4.75	4.99	4.00
$100,000 but less than $ 250,000	3.75	3.90	3.00
$250,000 but less than $ 500,000	3.00	3.09	2.50
$500,000 but less than $1,000,000	2.00	2.04	1.60

Category II Funds

AIM Balanced Fund	AIM High Income Municipal Fund
AIM Basic Balanced Fund	AIM High Yield Fund
AIM Developing Markets Fund	AIM Income Fund
AIM Global Aggressive Growth Fund	AIM Intermediate Government Fund
AIM Global Equity Fund	AIM Municipal Bond Fund
AIM Global Growth Fund	AIM Real Estate Fund
AIM Global Health Care Fund	AIM Total Return Bond Fund

	Investor’s Sales Charge		Dealer Concession
Amount of Investment in Single Transaction	As a Percentage of the Public Offering Price	As a Percentage of the Net Amount Invested	As a Percentage of the Public Offering Price
Less than $ 50,000	4.75%	4.99%	4.00%
$ 50,000 but less than $ 100,000	4.00	4.17	3.25
$100,000 but less than $ 250,000	3.75	3.90	3.00
$250,000 but less than $ 500,000	2.50	2.56	2.00
$500,000 but less than $1,000,000	2.00	2.04	1.60

Category III Funds

AIM Limited Maturity Treasury Fund

AIM Tax-Free Intermediate Fund

	Investor’s Sales Charge		Dealer Concession
Amount of Investment in Single Transaction	As a Percentage of the Public Offering Price	As a Percentage of the Net Amount Invested	As a Percentage of the Public Offering Price
Less than $ 100,000	1.00%	1.01%	0.75%
$100,000 but less than $ 250,000	0.75	0.76	0.50
$250,000 but less than $1,000,000	0.50	0.50	0.40

Beginning on October 31, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors. Current investors must maintain a share balance in order to continue to make incremental purchases.

Large Purchases of Class A Shares. Investors who purchase $1,000,000 or more of Class A Shares of a Category I, II or III Fund and Class A shares of AIM Short Term Bond Fund do not pay an initial sales charge. In addition, investors who currently own Class A shares of Category I, II, or III Funds and Class A shares of AIM Short Term Bond Fund and make additional purchases that result in account balances of $1,000,000 or more do not pay an initial sales charge on the additional purchases. The additional purchases, as well as initial purchases of $1,000,000 or more, are referred to as Large Purchases. If an investor makes a Large Purchase of Class A shares of a Category I or II Fund and Class A shares of AIM Short Term Bond Fund, however, each share issued will generally be subject to a 1.00% contingent deferred sales charge (“CDSC”) if the investor redeems those shares within 18 months after purchase.

AIM Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below. Exchanges between the AIM Funds may affect total compensation paid.

AIM Distributors may make the following payments to dealers of record for Large Purchases of Class A shares of Category I or II Funds or AIM Short Term Bond Fund by investors other than (i) retirement plans that are maintained pursuant to Sections 401 and 457 of the Internal Revenue

Code of 1986, as amended (the Code), and (ii) retirement plans that are maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code:

Percent of Purchase

1% of the first $2 million
plus 0.80% of the next $1 million
plus 0.50% of the next $17 million
plus 0.25% of amounts in excess of $20 million

If (i) the amount of any single purchase order plus (ii) the public offering price of all other shares owned by the same customer submitting the purchase order on the day on which the purchase order is received equals or exceeds $1,000,000, the purchase will be considered a “jumbo accumulation purchase.” With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same customer over the life of his or her account(s).

If an investor made a Large Purchase of Class A shares of a Category III Fund or AIM Short Term Bond Fund on and after November 15, 2001 and through October 31, 2002 and exchanges those shares for Class A shares of a Category I or II Fund or AIM Short Term Bond Fund, AIM Distributors will pay an additional dealer concession of 0.75% upon exchange.

If an investor made a Large Purchase of Class A shares and a Category I or II Fund or AIM Short Term Bond Fund on and after November 15, 2001 and through October 31, 2002 and exchanges those shares for Class A shares of a Category III Fund, AIM Distributors will not pay any additional dealer compensation upon the exchange. Beginning February 17, 2003, Class A shares of a Category I or II Fund may not be exchanged for Class A shares of a Category III Fund.

If an investor makes a Large Purchase of Class A3 shares of a Category III Fund on and after October 31, 2002 and exchanges those shares for Class A shares of a Category I or II Fund or AIM Short Term Bond Fund, AIM Distributors will pay 1.00% of such purchase as dealer compensation upon the exchange. The Class A shares of the Category I or II Fund or Short Term Bond Fund received in exchange generally will be subject to a 1.00% CDSC if the investor redeems such shares within 18 months from the date of exchange.

If an investor makes a Large Purchase of Class A shares of a Category III Fund and exchanges those shares for Class A shares of another Category III Fund, AIM Distributors will not pay any additional dealer concession upon the exchange. Beginning February 17, 2003, Class A shares of a Category III Fund may not be exchanged for Class A shares of another Category III Fund.

Purchases of Class A Shares by Certain Retirement Plans at NAV. For purchases of Class A shares of Category I and II Funds and AIM Short Term Bond Fund, AIM Distributors may make the following payments to investment dealers or other financial service firms for sales of such shares at net asset value (“NAV”) to certain retirement plans provided that the applicable dealer of record is able to establish that the retirement plan’s purchase of Class A shares is a new investment (as defined below):

Percent of Purchase

0.50% of the first $20 million
plus 0.25% of amounts in excess of $20 million

This payment schedule will be applicable to purchases of Class A shares at NAV by the following types of retirement plans: (i) all plans maintained pursuant to Sections 401 and 457 of the Code, and (ii) plans maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code.

A “new investment” means a purchase paid for with money that does not represent (i) the proceeds of one or more redemptions of AIM Fund shares, (ii) an exchange of AIM Fund shares, (iii) the repayment of one or more retirement plan loans that were funded through the redemption of AIM Fund shares, or (iv) money returned from another fund family. If AIM Distributors pays a dealer concession in connection with a plan’s purchase of Class A shares at NAV, such shares may be subject to a CDSC of 1.00% of net assets for 12 months, commencing on the date the plan first invests in Class A shares of an AIM Fund. If the applicable dealer of record is unable to establish that a plan’s purchase of Class A shares at NAV is a new investment, AIM Distributors will not pay a dealer concession in connection with such purchase and such shares will not be subject to a CDSC.

With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same plan over the life of the plan’s account(s).

Purchasers Qualifying For Reductions in Initial Sales Charges. As shown in the tables above, purchases of certain amounts of AIM Fund shares may reduce the initial sales charges. These reductions are available to purchasers that meet the qualifications listed below. We will refer to purchasers that meet these qualifications as “Qualified Purchasers.”

Definitions

As used herein, the terms below shall be defined as follows:

•	“Individual” refers to a person, as well as his or her Spouse or Domestic Partner and his or her Children;

•	“Spouse” is the person to whom one is legally married under state law;

•	“Domestic Partner” is an adult with whom one shares a primary residence for at least six-months, is in a relationship as a couple where one or each of them provides personal or financial welfare of the other without a fee, is not related by blood and is not married;

•	“Child” or “Children” include a biological, adopted or foster son or daughter, a Step-child, a legal ward or a Child of a person standing in loco parentis;

•	“Parent” is a person’s biological or adoptive mother or father;

•	“Step-child” is the child of one’s Spouse by a previous marriage or relationship;

•	“Step-parent” is the Spouse of a Child’s Parent; and

•	“Immediate Family” includes an Individual (including, as defined above, a person, his or her Spouse or Domestic Partner and his or her Children) as well as his or her Parents, Step-parents and the Parents of Spouse or Domestic Partner.

Individuals

•	an individual (including his or her spouse or domestic partner, and children);

•	any trust established exclusively for the benefit of an individual;

•	a retirement plan established exclusively for the benefit of an individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and

•	a qualified tuition plan account, maintained pursuant to Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an individual or have an individual named as the beneficiary thereof).

Employer-Sponsored Retirement Plans

•	a retirement plan maintained pursuant to Section 401, 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code), 408 (includes SEP, SARSEP and SIMPLE IRA plans) or 457 of the Code, if:

a.	the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal (the AIM Funds will not accept separate contributions submitted with respect to individual participants);

b.	each transmittal is accompanied by a single check or wire transfer; and

c.	if the AIM Funds are expected to carry separate accounts in the names of each of the plan participants, (i) the employer or plan sponsor notifies AIM Distributors in writing that the separate accounts of all plan participants should be linked, and (ii) all new participant accounts are established by submitting an appropriate Account Application on behalf of each new participant with the contribution transmittal.

How to Qualify For Reductions in Initial Sales Charges. The following sections discuss different ways that a Qualified Purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the AIM Funds.

Letters of Intent

A Qualified Purchaser may pay reduced initial sales charges by (i) indicating on the Account Application that he, she or it intends to provide a Letter of Intent (“LOI”), and (ii) subsequently fulfilling the conditions of that LOI.

The LOI confirms the total investment in shares of the AIM Funds that the Qualified Purchaser intends to make within the next 13 months. By marking the LOI section on the Account Application and by signing the Account Application, the Qualified Purchaser indicates that he, she or it understands and agrees to the terms of the LOI and is bound by the provisions described below:

Calculating the Initial Sales Charge

•	Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on “Initial Sales Charges” above).

•	It is the purchaser’s responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

•	The offering price may be further reduced as described below under “Rights of Accumulation” if the Transfer Agent is advised of all other accounts at the time of the investment.

•	Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.

Calculating the Number of Shares to be Purchased

•	Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

•	Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

•	If a purchaser meets the original obligation at any time during the 13-month period, he or she may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.

•	The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.

Fulfilling the Intended Investment

•	By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser will have to pay the increased amount of sales charge.

•	To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser’s name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

•	If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he or she irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

Canceling the LOI

•	If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to AIM Distributors.

•	If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

Other Persons Eligible for the LOI Privilege

The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.

LOIs and Contingent Deferred Sales Charges

If an investor entered into an LOI to purchase $1,000,000 or more of Class A shares of a Category III Fund on and after November 15, 2001 and through October 30, 2002, such shares will be subject to a 12-month, 0.25% CDSC. Purchases of Class A shares of a Category III Fund made pursuant to an LOI to purchase $1,000,000 or more of shares entered into prior to November 15, 2001 or after October 30, 2002 will not be subject to this CDSC. All LOIs to purchase $1,000,000 or more of Class A shares of Category I and II Funds and AIM Short Term Bond Fund are subject to an 18-month, 1% CDSC.

Rights of Accumulation

A Qualified Purchaser may also qualify for reduced initial sales charges based upon his, her or its existing investment in shares of any of the AIM Funds at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds owned by such purchaser, calculated at their then current public offering price.

If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint.

To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

If an investor’s new purchase of Class A shares of a Category I or II Fund or AIM Short Term Bond Fund is at net asset value, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the 18 month holding period (12 months for Category III Fund shares). For new purchases of Class A shares of Category III Funds at net asset value made on and after November 15, 2001 and through October 30, 2002, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 12 month holding period.

Other Requirements For Reductions in Initial Sales Charges. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of a Qualified Purchaser listed above. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to Qualified Purchasers.

Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund, and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any Fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

Purchases of Class A Shares at Net Asset Value. AIM Distributors permits certain categories of persons to purchase Class A shares of AIM Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as persons who have a relationship with the funds or with AIM and certain programs for purchase.

AIM Distributors believes that it is appropriate and in the Funds’ best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase shares through AIM Distributors without payment of a sales charge.

Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

•	AIM Management and its affiliates, or their clients;

•	Any current or retired officer, director, trustee or employee (and members of their Immediate Family) of AIM Management, its affiliates or The AIM Family of Funds®, and any foundation, trust, employee benefit plan or deferred compensation plan established exclusively for the benefit of, or by, such persons;

•	Any current or retired officer, director, or employee (and members of their Immediate Family) of DST Systems, Inc. or Personix, a division of Fiserv Solutions, Inc.;

•	Sales representatives and employees (and members of their Immediate Family) of selling group members of financial institutions that have arrangements with such selling group members;

•	Purchases through approved fee-based programs;

•	Employer-sponsored retirement plans that are Qualified Purchasers, as defined above provided that:

a.	a plan’s initial investment is at least $1 million;

b.	there are at least 100 employees eligible to participate in the plan;

c.	all plan transactions are executed through a single omnibus account per AIM Fund and the financial institution or service organization has entered into the appropriate agreement with the distributor; further provided that

d.	retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares at NAV based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code; and

e.	purchases of AIM Opportunities I Fund by all retirement plans are subject to initial sales charges;

•	Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds;

•	Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares having a market value of at least $500 and who purchase additional shares of the same Fund;

•	Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Weingarten Fund or AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Weingarten Fund and AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

•	A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

•	Shareholders of the GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;

•	Certain former AMA Investment Advisers’ shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time;

•	Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund;

•	Shareholders of Investor Class shares of an AIM Fund;

•	Qualified Tuition Programs created and maintained in accordance with Section 529 of the Code;

•	Initial purchases made by Qualified Purchasers, as defined above, within one (1) year after the registered representative who services their account(s) has become affiliated with a selling group member with which AIM Distributors has entered into a written agreement; and

•	Participants in select brokerage programs for retirement plans and rollover IRAs who purchase shares through an electronic brokerage platform offered by entities with which AIM Distributors has entered into a written agreement.

In addition, an investor may acquire shares of any of the AIM Funds at net asset value in connection with:

•	the reinvestment of dividends and distributions from a Fund;

•	exchanges of shares of certain Funds; or

•	a merger, consolidation or acquisition of assets of a Fund.

Payments to Dealers. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be “underwriters” as that term is defined under the 1933 Act.

In addition to, or instead of, amounts paid to dealers as a sales commission, AIM Distributors may, from time to time, at its expense out of its own financial resources or as an expense for which it may be compensated or reimbursed by an AIM Fund under a distribution plan, if applicable, make cash payments to dealer firms as an incentive to sell shares of the funds and/or to promote retention of their customers’ assets in the funds. Such cash payments may be calculated on sales of shares of AIM Funds (“Sales-Based Payments”), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all shares sold by the dealer firm during the applicable period. Such cash payments also may be calculated on the average daily net assets of the applicable AIM Fund(s) attributable to that particular dealer (“Asset-Based Payments’), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period. AIM Distributors may agree to make such cash payments to a dealer firm in the form of either or both Sales-Based Payments and Asset-Based Payments. AIM Distributors may also make other cash payments to dealer firms in addition to or in lieu of Sales-Based Payments and Asset-Based Payments, in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those dealer firms and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; or other amounts as determined in AIM Distributor’s discretion. In certain cases these other payments could be significant to the dealer firms. To the extent dealer firms sell more shares of the Funds or cause clients to retain their investment in the Funds, AIM benefits from management and other fees it is paid with respect to those assets. Any payments described above will not change the price paid by investors for the purchase of the applicable AIM Fund’s shares or the amount that any particular AIM Fund will receive as proceeds from such sales. AIM Distributors determines the cash payments described above in its discretion in response to requests from dealer firms, based on factors it deems relevant. Dealers may not use sales of the AIM Funds’ shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

Purchases of Class B Shares

Class B shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within six years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments will equal 4.00% of the purchase price and will consist of a sales commission equal to 3.75% plus an advance of the first year service fee of 0.25%.

Purchases of Class C Shares

Class C shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within the first year after purchase (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund). See the Prospectus for additional information regarding this CDSC. AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds (except for Class C shares of AIM Short Term Bond Fund) at the time of such sales. Payments will equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25%. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

AIM Distributors may pay dealers and institutions who sell Class C shares of AIM Short Term Bond Fund an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence immediately.

Purchases of Class K Shares

Class K shares are sold at net asset value, and are not subject to an initial sales charge. If AIM Distributors pays a concession to the dealer of record, however, the Class K shares are subject to a 0.70% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan’s initial purchase.

For purchases of Class K shares, AIM Distributors may make the following payments to dealers of record:

Percent of Cumulative Purchase

0.70% of the first $5 million
plus 0.45% of amounts in excess of $5 million

If the dealer of record receives the above payments, the trail commission will be paid out beginning in the 13th month. If no additional fee is paid to financial intermediaries, the trail commission will begin to accrue immediately.

Purchases of Class R Shares

Class R shares are sold at net asset value, and are not subject to an initial sales charge. If AIM Distributors pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan’s initial purchase. For purchases of Class R shares of Category I or II Funds or AIM Short Term Bond Fund, AIM Distributors may make the following payments to dealers of record provided that the applicable dealer of record is able to establish that the purchase of Class R shares is a new investment or a rollover from a retirement plan in which an AIM Fund was offered as an investment option:

Percent of Cumulative Purchases

0.75% of the first $5 million
plus 0.50% of amounts in excess of $5 million

With regard to any individual purchase of Class R shares, AIM Distributors may make payment to the dealer of record based on the cumulative total of purchases made by the same plan over the life of the plan’s account(s).

Purchases of Investor Class Shares

Investor Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC. AIM Distributors may pay dealers and institutions an annual fee of 0.25% of average daily net assets and such payments will commence immediately.

Purchases of Institutional Class Shares

Institutional Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSC.

Exchanges

Terms and Conditions of Exchanges. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

Exchanges by Telephone. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AIS at (800) 959-4246. If a shareholder is unable to reach AIS by telephone, he may also request exchanges by fax, telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by AIS as long as such request is received prior to the close of the customary trading session of the New York Stock Exchange (“NYSE”). AIS and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder’s Social Security Number and current address, and mailings of confirmations promptly after the transaction.

Redemptions

General. Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Funds’ obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received. Such an arrangement is subject to timely receipt by AIS, the Funds’ transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by AIM Distributors (other than any applicable contingent deferred sales charge) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed when (a) trading on the NYSE is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

Redemptions by Telephone. By signing an account application form, an investor appoints AIS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AIS in the designated account(s), present or future, with full power of substitution in the premises. AIS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that AIS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder’s Social Security Number and current address, and mailings of confirmations promptly after the transactions. AIS reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.

Systematic Redemption Plan. A Systematic Redemption Plan permits a shareholder of an AIM Fund to withdraw on a regular basis at least $100 per withdrawal. Under a Systematic Redemption Plan, all shares are to be held by AIS and all dividends and distributions are reinvested in shares of the applicable AIM Fund by AIS. To provide funds for payments made under the Systematic Redemption Plan, AIS redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

Payments under a Systematic Redemption Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of Class A shares, it is disadvantageous to effect such purchases while a Systematic Redemption Plan is in effect.

Each AIM Fund bears its share of the cost of operating the Systematic Redemption Plan.

Contingent Deferred Sales Charges Imposed upon Redemption of Shares

A CDSC may be imposed upon the redemption of Large Purchases of Class A shares of Category I and II Funds and AIM Short Term Bond Fund, or upon the redemption of Class B shares or Class C shares (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund) and, in certain circumstances, upon the redemption of Class K or Class R shares. See the Prospectus for additional information regarding CDSCs.

Contingent Deferred Sales Charge Exceptions for Large Purchases of Class A Shares. An investor who has made a Large Purchase of Class A shares of a Category I, II or III Fund or AIM Short Term Bond Fund will not be subject to a CDSC upon the redemption of those shares in the following situations:

•	Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund held more than 18 months;

•	Redemptions of shares of Category III Funds purchased prior to November 15, 2001 or after October 30, 2002;

•	Redemptions of shares of Category III Funds purchased on or after November 15, 2001 and through October 30, 2002 and held for more than 12 months;

•	Redemptions of shares held by retirement plans in cases where (i) the plan has remained invested in Class A shares of an AIM Fund for at least 12 months, or (ii) the redemption is not a complete redemption of shares held by the plan;

•	Redemptions from private foundations or endowment funds;

•	Redemptions of shares by the investor where the investor’s dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment;

•	Redemptions of shares of Category I, II or III Funds, AIM Cash Reserve Shares of AIM Money Market Fund or AIM Short Term Bond Fund acquired by exchange from Class A shares of a Category I or II Fund or AIM Short Term Bond Fund, unless the shares acquired by exchange (on or after November 15, 2001 and through October 30, 2002 with respect to Category III Funds) are redeemed within 18 months of the original purchase of the exchange of Category I or II Fund or AIM Short Term Bond Fund shares;

•	Redemptions of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased prior to November 15, 2001;

•	Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001 and through October 30, 2002, unless the shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category III Fund shares;

•	Redemption of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001 and through October 30, 2002 unless the shares acquired by exchange are redeemed within 12 months of the original purchase of the exchanged Category III Fund shares;

•	Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund acquired by exchange on and after November 15, 2001 from AIM Cash Reserve Shares of AIM Money Market Fund if the AIM Cash Reserve Shares were acquired by exchange from a Category I or II Fund, unless the Category I or II Fund or AIM Short Term Bond Fund shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category I or II Funds or AIM Short Term Bond Fund shares;

•	Redemptions of Category I or II Funds or AIM Short Term Bond Fund by retirement plan participants resulting from a total redemption of the plan assets that occurs more than one year from the date of the plan’s initial purchase; and

•	Redemptions of shares of Category I or II Funds or AIM Short Term Bond Fund held by an Investor Class shareholder.

Contingent Deferred Sales Charge Exceptions for Class B and C Shares. Investors who purchased former GT Global funds Class B shares before June 1, 1998 are subject to the following waivers from the CDSC otherwise due upon redemption:

•	Total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement;

•	Minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70½;

•	Redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds;

•	Redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan;

•	Redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan;

•	Redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder;

•	Redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section 1.401(k)-1(d)(2)); and

•	Redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

CDSCs will not apply to the following redemptions of Class B or Class C shares, as applicable:

•	Additional purchases of Class C shares of AIM International Core Equity Fund (formerly known as AIM International Value Fund) and AIM Real Estate Fund by shareholders of record on April 30, 1995, of these Funds, except that shareholders whose broker-dealers maintain a single omnibus account with AIS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

•	Redemptions following the death or post-purchase disability of (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

•	Certain distributions from individual retirement accounts, Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70½ or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant’s or beneficiary’s account value in a particular AIM Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the AIM Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Code) of the participant or beneficiary;

•	Amounts from a Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established, provided the investor reinvests his dividends;

•	Liquidation by the AIM Fund when the account value falls below the minimum required account size of $500; and

•	Investment account(s) of AIM and its affiliates.

CDSCs will not apply to the following redemptions of Class C shares:

•	A total or partial redemption of shares where the investor’s dealer of record notified the distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;

•	A total or partial redemption which is necessary to fund a distribution requested by a participant in a retirement plan maintained pursuant to Section 401, 403, or 457 of the Code;

•	Redemptions of Class C shares of an AIM Fund other than AIM Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund; and

•	Redemptions of Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM Fund and the original purchase was subject to a CDSC.

CDSCs will not apply to the following redemptions of Class R shares:

•	Class R shares where the retirement plan’s dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him; and

•	Redemptions of shares held by retirement plans in cases where (i) the plan has remained invested in Class R shares of an AIM Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class R shares held by the plan.

CDSCs will not apply to the following redemptions of Class K shares:

•	Class K shares where the retirement plan’s dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him.

General Information Regarding Purchases, Exchanges and Redemptions

Good Order. Purchase, exchange and redemption orders must be received in good order. To be in good order, an investor must supply AIS with all required information and documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to AIS in its sole discretion.

Timing of Purchase Orders. It is the responsibility of the dealer or other financial intermediary to ensure that all orders are transmitted on a timely basis to AIS. Any loss resulting from the failure of the dealer or financial intermediary to submit an order within the prescribed time frame will be borne by that dealer or financial intermediary. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

Signature Guarantees. In addition to those circumstances listed in the “Shareholder Information” section of each Fund’s prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; and (4) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an “eligible guarantor institution” as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in AIS’s current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. AIS will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an “eligible guarantor institution,” an investor should contact the Client Services Department of AIS.

Transactions by Telephone. By signing an account application form, an investor appoints AIS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AIS in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. AIS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that AIS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder’s Social Security Number and current address, and mailings of confirmations promptly after the transactions. AIS reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

Internet Transactions. An investor may effect transactions in his account through the internet by establishing a Personal Identification Number (PIN). By establishing a PIN, the investor acknowledges and agrees that neither AIS nor AIM Distributors will be liable for any loss, expense or cost arising out of any internet transaction effected by them in accordance with any instructions submitted by a user who transmits the PIN as authentication of his or her identity. Procedures for verification of internet transactions include requests for confirmation of the shareholder’s personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that the ability to effect internet transactions may be terminated at any time by the AIM Funds.

Authorized Agents. AIS and AIM Distributors may authorize agents to accept purchase and redemption orders that are in good form on behalf of the AIM Funds. In certain cases, these authorized agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. A Fund will be deemed to have received the purchase or redemption order when the Fund’s authorized agent or its designee accepts the order. The order will be priced at the net asset value next determined after the order is accepted by the Fund’s authorized agent or its designee.

Abandoned Property. It is the responsibility of the investor to ensure that AIS maintains a correct address for his account(s). An incorrect address may cause an investor’s account statements and other mailings to be returned to AIS. Upon receiving returned mail, AIS will attempt to locate the investor or rightful owner of the account. If unsuccessful, AIS will retain a shareholder locator service with a national information database to conduct periodic searches for the investor. If the search firm is unable to locate the investor, the search firm will determine whether the investor’s account has legally been abandoned. AIS is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.

Offering Price

The following formula may be used to determine the public offering price per Class A share of an investor’s investment:

Net Asset Value / (1 – Sales Charge as % of Offering Price ) = Offering Price.

For example, at the close of business on August 31, 2004, AIM Core Stock Fund – Class A shares had a net asset value per share of $10.80. The offering price, assuming an initial sales charge of 5.50%, therefore was $11.43.

Shares of the Institutional Class are offered at net asset value.

Calculation of Net Asset Value

Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the NYSE. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. The Funds determine net asset value per share by dividing the value of a Fund’s securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund’s net asset value per share is made in accordance with generally accepted accounting principles. The net asset value for shareholder transactions may be different than the net asset value reported in the Fund’s financial statements due to adjustments required by generally accepted accounting principles made to the net assets of the Fund at period end.

Each security (excluding convertible bonds) held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) or absent a NOCP, at the closing bid price on that day. Debt securities (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specifically authorized by the Board of Trustees. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of each Fund’s shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not [ordinarily] be reflected in the computation of a Fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures, and exchange-traded funds.

Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the net asset value per share of a Fund may be significantly affected on days when an investor cannot exchange or redeem shares of the Fund.

Redemption In Kind

Although the Funds generally intend to pay redemption proceeds solely in cash, the Funds reserve the right to satisfy redemption requests by making payment in securities or other property (known as a redemption in kind). A Fund may make a redemption in kind, for instance, if a cash redemption would disrupt its operations or performance. Securities delivered as payment in redemptions in kind will be valued at the same value assigned to them in computing the applicable Fund’s net asset value per share. Shareholders receiving such securities are likely to incur transaction and brokerage costs on their subsequent sales of such securities, and the securities may increase or decrease in value until the shareholder sells them. If a Fund has made an election under Rule 18f-1 under the 1940 Act, the Fund is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund’s net assets in any 90-day period.

Backup Withholding

Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service (“IRS”) Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

Each AIM Fund, and other payers, generally must withhold, 28% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number (“TIN”) and a certification that he is not subject to backup withholding.

An investor is subject to backup withholding if:

1.	the investor fails to furnish a correct TIN to the Fund;

2.	the IRS notifies the Fund that the investor furnished an incorrect TIN;

3.	the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor’s tax return (for reportable interest and dividends only);

4.	the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

5.	the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1), (2) or (5) above applies.

Certain payees and payments are exempt from backup withholding and information reporting. AIM or AIS will not provide Form 1099 to those payees.

Investors should contact the IRS if they have any questions concerning withholding.

IRS Penalties – Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

Nonresident Aliens – Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

OTHER SERVICE PROVIDERS

Independent Accountants

PricewaterhouseCoopers LLP, 1201 Louisiana Street, Suite 2900, Houston, TX 77002, is the independent registered public accounting firm of the Trust. The independent registered public accounting firm is responsible for auditing the financial statements of the Funds.

Custodian

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the custodian of the cash and investment securities of the Trust. The custodian is also responsible for, among other things, receipt and delivery of each Fund’s investment securities in accordance with procedures and conditions specified in the custody agreement with the Trust. The custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories.

Transfer Agent

AIM Investment Services, Inc. (“AIS”), 11 Greenway Plaza, Suite 100, Houston, TX 77046, is the Trust’s transfer agent, registrar, and dividend disbursing agent.

The Transfer Agency and Service Agreement (the “TA Agreement”) between the Trust and AIS provides that AIS will perform certain shareholder services for the Funds. For servicing accounts holding Class A, A3, B, C, K, R, AIM Cash Reserve and Investor Class shares, the TA Agreement provides that the Trust on behalf of the Funds will pay AIS at a rate of $17.08 per open shareholder account plus certain out of pocket expenses, whether such account is serviced directly by AIS or by a third party pursuant to a sub-transfer agency, omnibus account service, sub-accounting, or networking agreement. This fee is paid monthly at the rate of 1/12 of the annual fee and is based upon the number of open shareholder accounts during each month.

For servicing accounts holding Institutional Class shares, the TA Agreement provides that the Trust on behalf of the Funds will pay AIS a fee equal to $2.00 per trade executed to be billed monthly plus certain out of pocket expenses. In addition, for servicing accounts holding Institutional Class shares, the Trust on behalf of the Funds, is required to reimburse AIS for servicing such accounts to the extent that an account is serviced by a third party pursuant to a sub-transfer agency, omnibus account service, sub-accounting, or networking agreement. AIS has agreed to waive the right to collect any fee or reimbursement to which it is entitled, to the extent that such fee or reimbursement would cause the fees and expenses incurred by the Institutional Class shares to exceed 0.10% of the average net assets attributable to such class of the Funds.

Legal Counsel

Legal Matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, PA 19103-7599.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Funds have authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order. Orders will be priced at the Fund’s net asset value next computed after they are accepted by an authorized broker or the broker’s authorized designee.

As the investment Sub-advisor to the Funds, the Sub-Advisor places orders for the purchase and sale of securities with broker-dealers based upon an evaluation of the financial responsibility of the broker-dealers and the ability of the broker-dealers to effect transactions at the best available prices.

While the Sub-Advisor seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission or spread available. the Sub-Advisor is permitted to, and does, consider qualitative factors in addition to price in the selection of brokers. Among other things, the Sub-Advisor considers the quality of executions obtained on a Fund’s portfolio transactions, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. the Sub-Advisor has found that a broker’s consistent ability to execute transactions is at least as important as the price the broker charges for those services.

In seeking to ensure that the commissions charged a Fund are consistent with prevailing and reasonable commissions, the Sub-Advisor monitors brokerage industry practices and commissions charged by broker-dealers on transactions effected for other institutional investors like the Funds.

Consistent with the standard of seeking to obtain favorable execution on portfolio transactions, the Sub-Advisor may select brokers that provide research services to the Sub-Advisor and the Trust, as well as other mutual funds and other accounts managed by the Sub-Advisor. Research services include statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to the Sub-Advisor in making informed investment decisions. Research services prepared and furnished by brokers through which a Fund effects securities transactions may be used by the Sub-Advisor in servicing all of its accounts and not all such services may be used by the Sub-Advisor in connection with a particular Fund. Conversely, a Fund receives benefits of research acquired through the brokerage transactions of other clients of the Sub-Advisor.

In order to obtain reliable trade execution and research services, the Sub-Advisor may utilize brokers that charge higher commissions than other brokers would charge for the same transaction. This practice is known as “paying up.” However, even when paying up, the Sub-Advisor is obligated to obtain favorable execution of a Fund’s transactions.

AIM or the Sub-advisor may determine target levels of brokerage business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; and (2) the research services provided by the broker. Neither AIM nor the Sub-advisor enters into binding commitments with broker-dealers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund’s shares for their clients. However, AIM or the Sub-advisor may effect portfolio transactions through such broker-dealers and may determine target levels of brokerage business with such broker-dealers using the same factors it uses to determine target levels with other broker-dealers.

Brokerage Commissions and Underwriting Discounts

The aggregate dollar amount of brokerage commissions and underwriting discounts paid by each Fund for the periods outlined in the table below were:

Brokerage commissions paid by each of the Funds listed below during the last four fiscal periods ended were as follows:

Fund	August 31, 2004	August 31, 2003	May 31, 2003	May 31, 2002
AIM Core Stock Fund	$5,052,728	$1,042,808	$3,612,006	$3,311,832
AIM Total Return Fund	1,051,429	239,966	1,195,392	1,773,116

During the last fiscal year ended August 31, 2004, each Fund allocated the following amount of transactions to broker-dealers that provided AIM with certain research, statistics and other information:

Fund	Transactions	Related Brokerage Commissions
AIM Core Stock Fund	$604,168,678	$734,271
AIM Total Return Fund	2,957,938,777	3,828,191

At August 31, 2004, each Fund held debt and equity securities of its regular brokers or dealers, or their parents, as follows:

Fund	Broker or Dealer	Security	Value of Securities at August 31, 2004
AIM Core Stock Fund	Goldman Sachs Group, Inc. (The)	Common Stock	$51,988,035
	JPMorgan Chase & Co.	Common Stock	27,642,672
	Lehman Brothers Holdings Inc.	Common Stock	50,961,933
	Merrill Lynch & Co., Inc.	Common Stock	35,983,922

Fund	Broker or Dealer	Security	Value of Securities at August 31, 2004
AIM Total Return Fund	Goldman Sachs Group, Inc. (The)	Common Stock	$10,133,140
	Goldman Sachs Group, Inc. (The)	Notes	913,046
	JPMorgan Chase & Co.	Common Stock	5,387,630
	JPMorgan Chase & Co.	Notes	1,954,055
	Lehman Brothers Holdings Inc.	Common Stock	9,932,294
	Lehman Brothers Holdings Inc.	Notes	710,789
	Merrill Lynch & Co., Inc.	Common Stock	7,013,954
	Merrill Lynch & Co., Inc.	Notes	352,055
	Morgan Stanley	Notes	2,960,686
	Morgan Stanley	Notes	3,077,070

Neither the Advisor nor any affiliate of the Advisor receives any brokerage commissions on portfolio transactions effected on behalf of the Funds, and there is no affiliation between the Advisor or any person affiliated with the Advisor or the Funds and any broker-dealer that executes transactions for the Funds.

TAX CONSEQUENCES OF OWNING SHARES OF A FUND

Each Fund has elected to be taxed under Subchapter M of the Code as a regulated investment company and intends to maintain its qualifications as such in each of its taxable years. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes and amount equal to (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities, other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock or securities and (for Fund taxable years beginning after October 22, 2004) net income derived from certain publicly traded partnerships (the “Income Requirement”). Under certain circumstances, a Fund may be required to sell portfolio holdings to meet this requirement.

Each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the “Asset Diversification Test”). Under this test, at the close of each quarter of each Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, securities of certain publicly traded partnerships (for fund taxable years beginning after October 22, 2004), and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund’s current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders and will be eligible for treatment as qualifying dividend income by noncorporate shareholders.

Dividends paid by a Fund from net investment income as well as distributions of net realized short-term capital gain are taxable for federal income tax purposes as ordinary income to shareholders. Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currencies that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will also be treated as ordinary income or loss. These gains or losses may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders. After the end of each calendar year, the Funds send shareholders information regarding the amount and character of dividends paid in the year. Dividends eligible for the dividends-received-deduction will be limited to the aggregate amount of qualifying dividends that a Fund derives from its portfolio investments.

Ordinary income dividends paid by a Fund to individuals and other noncorporate taxpayers will be treated as qualified dividend income that is subject to tax at a maximum rate of 15% to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and from foreign corporations that are either incorporated in a possession of the United States, or are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program. In addition, qualifying dividends include dividends paid with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. However, dividends received by a Fund from foreign personal holding companies, “passive foreign investment companies” (“PFICs”) are not qualifying dividends. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of a Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by a Fund will be qualifying dividend income.

A Fund realizes a capital gain or loss when it sells a portfolio security for more or less than it paid for that security. Capital gain and losses are divided into short-term and long-term, depending on how long the Fund held the security which gave rise to the gain or loss. If the security was held one year or less the gain or loss is generally considered short-term, while holding a security for more than one year will generate a long-term gain or loss. Short-term capital gain(s) is included with income from dividends and interest as ordinary income and is paid to shareholders as dividends, as discussed above. If total long-term capital gains on sales exceed total short-term capital losses, including any capital losses carried forward from previous years, a Fund will have a net capital gain.

A Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at a maximum rate of 15% for noncorporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Dividends paid by a Fund from net capital gain are not eligible for the dividends-received deduction and will not be treated as qualifying dividend income. After the end of each fiscal year, each Fund sends information to shareholders regarding the amount of capital gain dividends paid during the year.

All dividends and capital gain distributions, to the extent of a Fund’s earnings and profits, are taxable income to the shareholder, whether such dividends and distributions are reinvested in additional shares or paid in cash. If the net asset value of a Fund’s shares should be reduced below a shareholder’s cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be a return of invested capital. Accordingly, if shares of a Fund are purchased shortly before a distribution, a portion of the purchase price of the shares may then be returned to the shareholder as a taxable dividend or capital gain.

If it invests in foreign securities, a Fund may be subject to the withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund unless the Fund meets the qualifications and makes the election to enable it to pass these taxes through to shareholders for use by them as a foreign tax credit or deduction. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

A Fund may invest in the stock of PFICs. A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average value of at least 50% of its assets produce, or are held for the production of, passive income. Each Fund intends to “mark-to-market” its stock in any PFIC. In this context, “marking-to-market” means including in ordinary income for each taxable year the excess, if any, of the fair market value of the PFIC stock over the Fund’s adjusted basis in the PFIC stock as of the end of the year. In certain circumstances, a Fund will also be allowed to deduct from ordinary income the excess, if any, of its adjusted basis in PFIC stock over the fair market value of the PFIC stock as of the end of the year. The deduction will only be allowed to the extent of any PFIC mark-to-market gains recognized as ordinary income in prior years. A Fund’s adjusted tax basis in each PFIC stock for which it makes this election will be adjusted to reflect the amount of income included or deduction taken under the election.

The transfer agent may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them prepare their tax returns. This information is intended as a convenience to shareholders and will not be reported to the Internal Revenue Service (the “IRS”). The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The cost basis information provided by the transfer agent will be computed using the single-category average cost method, although neither the transfer agent nor the Funds recommend any particular method of determining cost basis. Other methods may result in different tax consequences. Even if you have reported gains or losses for a Fund in past years using another basis method, you may be able to use the average cost method for determining gains or losses in the current year. However, once you have elected to use the average cost method, you must continue to use it unless you apply to the IRS for permission to change methods. Likewise, changing to any basis method other than the average cost method requires IRS approval.

If you sell Fund shares at a loss after holding them for six months or less, your loss will be treated as long-term (instead of short-term) capital loss to the extent of any capital gain distributions that you may have received on those shares. If you pay a sales charge to acquire shares, that sales charge is generally treated as part of your cost basis for determining gain or loss upon disposition of those shares. However, if you exchange your shares within ninety days of acquisition and the sales charge was paid on the original shares, then the sales charge is not treated as part of your cost basis on the original shares, but instead, carries over to be included as part of your cost basis in the new or replacement shares.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

You should consult your own tax adviser regarding specific questions as to federal, state, and local taxes. Dividends and capital gain distributions will generally be subject to applicable state and local taxes. Qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, for income tax purposes does not entail government supervision of management or investment policies. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on November 18, 2004.

PERFORMANCE

From time to time, the Funds’ sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, discussions regarding investment styles, such as the growth, value or GARP (growth at a reasonable price) styles of investing, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

To keep shareholders and potential investors informed, the Advisor will occasionally advertise the Funds’ total return for one-, five-, and ten-year periods (or since inception). Most advertisements of the Funds will disclose the maximum front-end sales charge imposed on purchases of a Fund’s Class A shares and/or the applicable CDSC imposed on redemptions of a Fund’s Class B and Class C shares. If any advertised performance data does not reflect the maximum front-end sales charge (if any), or the applicable CDSC, such advertisement will disclose that the sales charge or CDSC has not been deducted in computing the performance data, and that, if reflected, such charges would reduce the performance quoted.

Each Fund’s total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for Class A shares reflects the deduction of the maximum front-end sales charge at the time of purchase. Standardized total return for Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period. A 1.00% - 5.00% CDSC may be charged on redemptions of Class B shares held six years or less, other than shares acquired through reinvestment of dividends and other distributions. A 1.00% CDSC may be charged on redemptions of Class C shares held twelve months or less, other than shares acquired through reinvestment of dividends and other distributions. Please see the section entitled “Distributor” for additional information on CDSCs. Total returns quoted in advertising reflect all aspects of a Fund’s return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund’s net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual returns tend to even out variations in a Fund’s returns, investors should realize that the Fund’s performance is not constant over time, but changes from year to year, and that average annual returns do not represent the actual year-to-year performance of the Fund.

In addition to average annual returns, each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Cumulative total return shows the actual rate of return on an investment for the period cited; average annual total return represents the average annual percentage change in the value of an investment. Both cumulative and average annual total returns tend to “smooth out” fluctuations in a Fund’s investment results, because they do not show the interim variations in performance over the periods cited. Total returns may be quoted with or without taking a Fund’s maximum applicable Class A front-end sales charge or Class B or Class C CDSC into account. Excluding sales charges from a total return calculation produces a higher total return figure.

We may also advertise Core Stock and Total Return Funds’ “30-day SEC yield.” “30-day SEC yield” is based on historical earnings and is not intended to indicate future performance. The “30-day SEC yield” of a Fund refers to the income generated by an investment in the Fund over a 30-day period (which period will be stated in the advertisement). This income is then “annualized.” That is, the amount of income generated by the investment during that period is assumed to be generated each 30-day period over a 52-week period and is shown as a percentage of the investment.

The “30-day SEC yield” for Core Stock and Total Return Funds for the 30 days ended August 31, 2004 was:

Fund	Investor Class	Institutional Class	Class A	Class B	Class C	Class K
Core Stock	0.36%	N/A	0.18%	-0.41%	-0.43%	0.12%
Total Return	1.33%	1.63%	1.23%	0.67%	0.67%	N/A1

[1]	Class K shares had not commenced operations as of August 31, 2003.

More information about the Funds’ recent and historical performance is contained in each Fund’s Annual Report to Shareholders. You can get a free copy by calling or writing to AIM Investment Services, Inc. using the telephone number or address on the back cover of the Funds’ Prospectuses.

When we quote mutual fund rankings published by Lipper Inc., we may compare a Fund to others in its appropriate Lipper category, as well as the broad-based Lipper general fund groupings. These rankings allow you to compare a Fund to its peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials.

Performance figures are based on historical earnings and are not intended to suggest future performance.

Average annual total return is not provided for Total Return Fund’s Class K shares since Class K shares of the Fund had not commenced operations as of August 31, 2004. Average annual total return performance for the one-, five-, and ten- (or since inception) years ended August 31, 2004 were:

	1 Year	5 Years	10 Years or Since Inception
Investor Class
Core Stock Fund
Return Before Taxes	2.83%	-1.60%	7.32%[1]
Return After Taxes on Distributions	2.27%	-2.92%	5.06%[1]
Return After Taxes on Distributions and Sale of Fund Shares	2.45%	-1.75%	5.30%[1]

Total Return Fund
Return Before Taxes	4.50%	-1.42%	6.75%[1]
Return After Taxes on Distributions	4.16%	-2.61	5.33%[1]
Return After Taxes on Distributions and Sale of Fund Shares	2.97%	-1.75	5.13%

Institutional Class
Total Return Fund
Return Before Taxes	N/A	N/A	1.27%[2]
Return After Taxes on Distributions	N/A	N/A	0.90%[2]
Return After Taxes on Distributions and Sale of Fund Shares	N/A	N/A	0.87%[2]

	1 Year	5 Years	10 Years or Since Inception
Class A – (Including Front-End Sales Charge)
Core Equity Fund
Return Before Taxes	-3.14%	N/A	-5.46%[3]
Return After Taxes on Distributions	-3.59%	N/A	-5.91%[3]
Return After Taxes on Distributions and Sale of Fund Shares	-1.48%	N/A	-4.75%[3]
Total Return Fund
Return Before Taxes	-1.44%	N/A	-2.97%[3]
Return After Taxes on Distributions	-1.72%	N/A	-3.96%[3]
Return After Taxes on Distributions and Sale of Fund Shares	-0.90%	N/A	-3.01%[3]

Class B – (Including CDSC)
Core Equity Fund
Return Before Taxes	-3.24%	N/A	-5.30%[3]
Return After Taxes on Distributions	-3.66%	N/A	-5.68%[3]
Return After Taxes on Distributions and Sale of Fund Shares	-1.52%	N/A	-4.59%[3]

Total Return Fund
Return Before Taxes	-1.29%	N/A	-2.42%[3]
Return After Taxes on Distributions	-1.38%	N/A	-3.36%[3]
Return After Taxes on Distributions and Sale of Fund Shares	-0.82%	N/A	-2.52%[3]

Class C - (Including CDSC)
Core Equity Fund
Return Before Taxes	0.52%	N/A	-2.89%[4]
Return After Taxes on Distributions	0.10%	N/A	-3.67%[4]
Return After Taxes on Distributions and Sale of Fund Shares	0.91%	N/A	-2.62%[4]

Total Return Fund
Return Before Taxes	2.68%	N/A	-0.85%[4]
Return After Taxes on Distributions	2.59%	N/A	-1.53%[4]
Return After Taxes on Distributions and Sale of Fund Shares	1.76%	N/A	-1.01%[4]

Class K
Core Equity Fund
Return Before Taxes	1.90%	N/A	-5.64%[5]
Return After Taxes on Distributions	1.48%	N/A	-6.12%[5]
Return After Taxes on Distributions and Sale of Fund Shares	1.82%	N/A	-4.88%[5]

1	Investor Class shares – since inception on February 1, 1960 and September 22, 1987 for Core Equity Fund and Total Return Fund, respectively.
2	Institutional Class shares - cumulative return since inception on November 3, 2003.
3	Class A and Class B shares - since inception on March 28, 2002.
4	Class C shares - since inception on February 14, 2000.
5	Class K shares - since inception on December 13, 2000.

Average annual total return before taxes was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1 + T)n = ERV

where:	P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of initial payment

Average annual total return after taxes on distributions and after taxes on distributions and sale of Fund shares is computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value, according to the following formula:

After taxes on distributions:

P(1 + T)n =ATVD

where:	P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions)
n = number of years
ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion) after taxes on fund distributions but not after taxes on redemptions.

After taxes on distributions and redemption:

P(1 + T)n =ATVDR

where:	P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions and redemption)
n = number of years
ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion) after taxes on fund distributions and redemptions.

The average annual total return performance figures shown above were determined by solving the above formula for “T” for each time period indicated.

The “30-day SEC yield” is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

where:	a = dividends and interest earned during the period
b = expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

In conjunction with performance reports, comparative data between a Fund’s performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

In conjunction with performance reports and/or analyses of shareholder services for a Fund, comparative data between that Fund’s performance for a given period and recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, S&P, Lipper Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average, and Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Fund. These sources utilize information compiled (i) internally; (ii) by Lipper Inc.; or (iii) by other recognized analytical services. The Lipper Inc. mutual fund rankings and comparisons which may be used by the Funds in performance reports will be drawn from the following mutual fund groupings, in addition to the broad-based Lipper general fund groupings:

Fund	Lipper Mutual Fund Category
Core Stock Fund	Equity Income Funds
Total Return Fund	Flexible Portfolio Funds

Sources for Fund performance information and articles about the Funds include, but are not limited to, the following:

Advertising Age	Forbes	Nation’s Business
Barron’s	Fortune	New York Times
Best’s Review	Hartford Courant	Pension World
Bloomberg	Inc.	Pensions & Investments
Broker World	Institutional Investor	Personal Investor
Business Week	Insurance Forum	Philadelphia Inquirer
Changing Times	Insurance Week	The Bond Buyer
Christian Science Monitor	Investor’s Business Daily	USA Today
Consumer Reports	Journal of the American	U.S. News & World Report
Economist	Society of CLU & ChFC	Wall Street Journal
FACS of the Week	Kiplinger Letter	Washington Post
Financial Planning	Money	CNN
Financial Product News	Mutual Fund Forecaster	CNBC
Financial Services Week		PBS
Financial World

Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

Bank Rate Monitor	Morningstar, Inc.
Bloomberg	Standard & Poor’s
FactSet Date Systems	Strategic Insight
Lipper, Inc.	Thompson Financial

REGULATORY INQUIRIES AND PENDING LITIGATION

The mutual fund industry as a whole is currently subject to regulatory inquires and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

As described in the prospectuses for the AIM Funds, INVESCO Funds Group, Inc. (“IFG”), the former investment advisor to certain AIM Funds, and A I M Advisors, Inc. (“AIM”), the investment advisor to the AIM Funds, reached final settlements with the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), the Colorado Division of Securities (“CODS”) and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future. This statement of additional information will be supplemented periodically to disclose any such additional regulatory actions, civil lawsuits and/or regulatory inquiries.

Ongoing Regulatory Inquiries Concerning IFG and AIM

IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. (“NASD”), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor (“DOL”) and the United States Attorney’s Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG.

AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney’s Office for the Southern District of New York, the United States Attorney’s Office for the Central District of California, the United States Attorney’s Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds.

Private Civil Actions Alleging Market Timing

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds’ advisory agreements; interest; and attorneys’ and experts’ fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of October 8, 2004 is set forth in Appendix F-1.

All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the “MDL Court”) for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties. A list identifying the amended complaints in the MDL Court is included in Appendix F-1. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court. This lawsuit is identified in Appendix F-1.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys’ fees and costs. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of October 8, 2004 is set forth in Appendix F-2.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. (“IINA”), AIM Distributors and/or INVESCO Distributors, Inc. (“INVESCO Distributors”)) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds’ advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys’ and experts’ fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of October 8, 2004 is set forth in Appendix F-3.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, AIM Distributors and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys’ and experts’ fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of October 8, 2004 is set forth in Appendix F-4.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. (“AIS”) and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds’ advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys’ and experts’ fees. A list identifying such lawsuits that have been served on IFG, AIM, the AIM Funds or related entities, or for which service of process has been waived, as of October 8, 2004 is set forth in Appendix F-5.

APPENDIX A

RATINGS OF DEBT SECURITIES

The following is a description of the factors underlying the debt ratings of Moody’s, S&P and Fitch:

Moody’s Long-Term Debt Ratings

Moody’s corporate ratings areas follows:

Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa rated bonds appear somewhat larger than those securities rated Aaa.

A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

A-1

Moody’s Short-Term Prime Rating System

Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers.

Prime-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Note: In addition, in certain countries the prime rating may be modified by the issuer’s or guarantor’s senior unsecured long-term debt rating.

Moody’s municipal ratings are as follows:

Moody’s	U.S. Long-Term Municipal Bond Rating Definitions

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A-2

Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Also, Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

Moody’s MIG/VMIG US Short-Term Ratings

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody’s Investment Grade (MIG) and are divided into three levels – MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue’s specific structural or credit features.

Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Standard & Poor’s Long-Term Corporate and Municipal Ratings

Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment – capacity and willingness of the obligor to meet its financial commitment on an obligation in

A-3

accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

S&P describes its ratings for corporate and municipal bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

NR: Not Rated.

S&P Dual Ratings

S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

S&P Commercial Paper Ratings

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

A-4

B: Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

S&P Short-Term Municipal Ratings

An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependant the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch Long-Term Credit Ratings

Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: “investment grade” ratings (international Long-term ‘AAA’ – ‘BBB’ categories; Short-term ‘F1’ – ‘F3’) indicate a relatively low probability of default, while those in the “speculative” or “non-investment grade” categories (international Long-term ‘BB’ – ‘D’; Short-term ‘B’ – ‘D’) either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on ‘AAA’ rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for ‘BBB’ rated bonds was 0.35%, and for ‘B’ rated bonds, 3.0%.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

A-5

Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

NR: Indicates that Fitch does not rate the specific issue.

Withdrawn: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch’s discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

RatingWatch: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

Fitch Speculative Grade Bond Ratings

BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met.

B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

CC: Default of some kind appears probable.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

A-6

Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.

Fitch Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Issues assigned this rating are in actual or imminent payment default.

A-7

APPENDIX B

TRUSTEES AND OFFICERS

As of August 31, 2004

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 114 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement, or removal as more specifically provided in the Trust’s organizational documents. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Other Trusteeship(s) Held by Trustee
Interested Persons
Robert H. Graham[1] — 1946 Trustee, and President	2003

Director and Chairman, A I M Management Group Inc. (financial services holding company); Director and Vice Chairman, AMVESCAP PLC and Chairman of AMVESCAP PLC – AIM Division (parent of AIM and a global investment management firm)

Formerly: President and Chief Executive Officer, A I M Management Group Inc.; Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director and Chairman, A I M Capital Management, Inc. (registered investment advisor), A I M Distributors, Inc. (registered broker dealer), AIM Investment Services, Inc., (registered transfer agent), and Fund Management Company (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC – Managed Products

			None

Mark H. Williamson[2] — 1951 Trustee and Executive Vice President	1998

Director, President and Chief Executive Officer, A I M Management Group Inc. (financial services holding company); Director, Chairman and President, A I M Advisors, Inc. (registered investment advisor); Director, A I M Capital Management, Inc. (registered investment advisor) and A I M Distributors, Inc. (registered broker dealer); Director and Chairman, AIM Investment Services, Inc., (registered transfer agent), Fund Management Company (registered broker dealer); and INVESCO Distributors, Inc. (registered broker dealer); and Chief Executive Officer, AMVESCAP PLC – AIM Division (parent of AIM and a global investment management firm)

Formerly: Director, Chairman, President and Chief Executive Officer, INVESCO Funds Group, Inc.; President and Chief Executive Officer, INVESCO Distributors, Inc.; Chief Executive Officer, AMVESCAP PLC – Managed Products; Chairman and Chief Executive Officer of NationsBanc Advisors, Inc.; and Chairman of NationsBanc Investments, Inc.

			None

[1]	Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board of Trustees of the Trust.
[2]	Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Other Trusteeship(s) Held by Trustee
Independent Trustees

Bruce L. Crockett[3] — 1944 Trustee and Chair	2003	Chairman, Crockett Technology Associates (technology consulting company)	ACE Limited (insurance company); and Captaris, Inc. (unified messaging provider)

Bob R. Baker— 1936 Trustee	1983	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	None

Frank S. Bayley — 1939 Trustee	2003	Retired Formerly: Partner, law firm of Baker & McKenzie	Badgley Funds, Inc. (registered investment company)

James T. Bunch— 1942 Trustee	2000	Co-President and Founder, Green, Manning & Bunch Ltd. (investment banking firm); and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	None

Albert R. Dowden — 1941 Trustee	2003

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management) and Magellan Insurance Company

Formerly: Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; and director of various affiliated Volvo companies

			Cortland Trust, Inc. (Chairman) (registered investment company); Annuity and Life Re (Holdings), Ltd. (insurance company)

Edward K. Dunn, Jr. — 1935 Trustee	2003	Retired Formerly: Chairman, Mercantile Mortgage Corp.; President and Chief Operating Officer, Mercantile-Safe Deposit & Trust Co.; and President, Mercantile Bankshares Corp.	None

Jack M. Fields — 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company) and Texana Timber LP (sustainable forestry company)	Administaff ; and Discovery Global Education Fund (non-profit)

Carl Frischling — 1937 Trustee	2003	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Cortland Trust, Inc. (registered investment company)

Gerald J. Lewis — 1933 Trustee	2000	Chairman, Lawsuit Resolution Services (San Diego, California) Formerly: Associate Justice of the California Court of Appeals	General Chemical Group, Inc.

Prema Mathai-Davis — 1950 Trustee	2003	Formerly: Chief Executive Officer, YWCA of the USA	None

Lewis F. Pennock — 1942 Trustee	2003	Partner, law firm of Pennock & Cooper	None

[3]	Mr. Crockett was elected Chair of the Board of Trustees of the Trust effective October 4, 2004.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Other Trusteeship(s) Held by Trustee
Ruth H. Quigley — 1935 Trustee	2003	Retired	None

Louis S. Sklar — 1939 Trustee	2003	Executive Vice President, Development and Operations, Hines Interests Limited Partnership (real estate development company)	None

Larry Soll, — 1942 Trustee	1997	Retired	None

Other Officers

Lisa O. Brinkley[4] — 1959 Senior Vice President and Chief Compliance Officer	2004

Senior Vice President, A I M Management Group Inc. (financial services holding company); Senior Vice President and Chief Compliance Officer, A I M Advisors, Inc.; Vice President and Chief Compliance Officer, A I M Capital Management, Inc. and A I M Distributors, Inc.; and Vice President, A I M Investment Services, Inc. and Fund Management Company.

Formerly: Senior Vice President and Compliance Director, Delaware Investments Family of Funds

			N/A

Kevin M. Carome – 1956 Senior Vice President, Secretary and Chief Legal Officer	2003

Director, Senior Vice President, Secretary and General Counsel, A I M Management Group Inc. (financial services holding company) and A I M Advisors, Inc.; Director and Vice President, INVESCO Distributors, Inc.; Vice President, A I M Capital Management, Inc., and AIM Investment Services, Inc.; and Director, Vice President and General Counsel, Fund Management Company; and Senior Vice President, A I M Distributors, Inc.

Formerly: Senior Vice President and General Counsel, Liberty Financial Companies, Inc.; and Senior Vice President and General Counsel, Liberty Funds Group, LLC; and Vice President, A I M Distributors, Inc.

			N/A

Robert G. Alley — 1948 Vice President	2003	Managing Director, Chief Fixed Income Officer, and Senior Investment Officer, A I M Capital Management, Inc. and Vice President, A I M Advisors, Inc.	N/A

Stuart W. Coco – 1955 Vice President	2003	Managing Director and Director of Money Market Research and Special Projects, A I M Capital Management, Inc.; and Vice President, A I M Advisors, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	2003	Director of Cash Management, Managing Director and Chief Cash Management Officer, A I M Capital Management, Inc.; Director and President, Fund Management Company; and Vice President, A I M Advisors, Inc.	N/A

[4]	Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Other Trusteeship(s) Held by Trustee
Sidney M. Dilgren — 1961 Vice President and Treasurer	2004	Vice President and Fund Treasurer, A I M Advisors, Inc.; Formerly: Vice President, A I M Distributors, Inc.; and Senior Vice President, AIM Investment Services, Inc.	N/A

Edgar M. Larsen— 1940 Vice President	2003

Executive Vice President, A I M Management Group Inc.; Senior Vice President, A I M Advisors, Inc.; and President, Director of Investments, Chief Executive Officer and Chief Investment Officer, A I M Capital Management, Inc.

Formerly: Director, A I M Advisors, Inc., A I M Capital Management, Inc., and A I M Management Group Inc.

			N/A

Trustee Ownership Of Fund Shares As Of December 31, 2003

Name of Trustee	Dollar Range of Equity Securities Per Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustees in The AIM Family of Funds®
Bob R. Baker	AIM Core Stock Fund $1 - $10,000 AIM Total Return Fund $1 - $10,000	Over $100,000
Frank S. Bayley	-0-	$50,001 – $100,000
James T. Bunch	AIM Core Stock Fund $1 - $10,000 AIM Total Return Fund $1 - $10,000	Over $100,000
Bruce L. Crockett	-0-	$10,001 – $50,000
Albert R. Dowden	-0-	Over $100,000
Edward K. Dunn, Jr.		Over $100,000(5)
Jack M. Fields	-0-	Over $100,000(5)
Carl Frischling	-0-	Over $100,000(5)
Gerald J. Lewis	AIM Core Stock Fund $1 - $10,000 AIM Total Return Fund $1 - $10,000	$50,001 – $100,000
Prema Mathai-Davis	-0-	$1- $10,000(5)
Lewis F. Pennock	-0-	$50,001 — $100,000
Ruth H. Quigley	-0-	$1 – $10,000
Louis S. Sklar	-0-	Over $100,000 (5)
Larry Soll	AIM Core Stock Fund $1 - $10,000 AIM Total Return Fund $10,001 - $50,000	Over $100,000
INTERESTED TRUSTEES

Robert H. Graham	AIM Core Stock Fund Over $100,000 AIM Total Return Fund -0-	Over $100,000
Mark H. Williamson	-0-	Over $100,000

[5]	Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

APPENDIX C

TRUSTEE COMPENSATION TABLE

Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2003:

Trustee	Aggregate Compensation from the Trust(1)	Retirement Benefits Accrued by All AIM Funds	Estimated Annual Benefits Upon Retirement(2)	Total Compensation From All AIM Funds(3)
Bob R. Baker	$10,298	$32,635	$114,131	$154,554
Frank S. Bayley(4)	3,391	131,228	90,000	159,000
James T. Bunch	9,751	20,436	90,000	138,679
Bruce L. Crockett(4)	3,391	46,000	90,000	160,000
Albert R. Dowden(4)	3,369	57,716	90,000	159,000
Edward K. Dunn, Jr.(4)	3,391	94,860	90,000	160,000
Jack M. Fields(4)	3,391	28,036	90,000	159,000
Carl Frischling(4,5)	3,367	40,447	90,000	160,000
Gerald J. Lewis	9,451	20,436	90,000	142,054
Prema Mathai-Davis(4)	3,391	33,142	90,000	160,000
Lewis F. Pennock(4)	3,391	49,610	90,000	160,000
Ruth H. Quigley(4)	3,391	126,050	90,000	160,000
Louis S. Sklar(4)	3,391	72,786	90,000	160,000
Larry Soll	9,451	48,830	108,090	140,429

(1)	Amounts shown are based upon the fiscal year ended August 31, 2004. Ms. Sueann Ambron and Messrs. Victor L. Andrews, Lawrence H. Budner and John W. McIntrye served as directors of AIM Combination Stock & Bond Funds, Inc. prior to October 21, 2003. During the fiscal year ended August 31, 2004, the aggregate compensation received from the Company by Ms. Ambron and Messrs. Andrews, Budner, and McIntrye was $8,362, $6,179, $6,179 and $6,397, respectively. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended August 31, 2004 including earnings was $22,738.
(2)	These amounts represent the estimated annual benefits payable by the AIM Funds upon the trustees’ retirement. These estimated benefits assume each trustee serves until his or her normal retirement date and has ten years of service.
(3)	All trustees currently serve as trustee of 19 registered investment companies advised by AIM.
(4)	Messrs. Bayley, Crockett, Dowden, Dunn, Fields, Frischling, Pennock and Sklar, Dr. Mathai-Davis and Miss Quigley were elected as trustees of the Trust on October 21, 2003.
(5)	During the fiscal year ended August 31, 2004, the Trust paid $8,691 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the Independent Trustees of the Trust. Mr. Frischling is a partner of such firm.

C-6

APPENDIX D

PROXY VOTING POLICY

INVESCO Institutional (NA), Inc. and its wholly-owned subsidiaries has responsibility for making investment decisions that are in the best interest of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

As a fiduciary, INVESCO believes that it has a duty to manage clients’ assets solely in the best interest of the clients and that the ability to vote proxies is a client asset. Accordingly, INVESCO has a duty to vote proxies in a manner in which it believes will add value to the client’s investment.

INVESCO is regulated by various state and federal laws, such as the Investment Advisers Act of 1940, the Investment Company Act of 1940, and the Employee Retirement Income Security Act of 1974 (“ERISA”). Because there may be different proxy voting standards for ERISA and non-ERISA clients, INVESCO’s policy is to apply the proxy voting policies and procedures described herein to all of its clients. Any discussion herein which refers to an ERISA or non-ERISA situation is used for reference only.

INVESCO may amend its proxy policies and procedures from time to time without prior notice to its clients.

BACKGROUND

ERISA fiduciary standards relating to proxy voting have not been interpreted until more recent times.

Due to the large number of mergers and acquisitions in the 1980s and the growing importance of institutional investors in the equity markets, the Department of Labor (“DOL”), which enforces fiduciary standards for ERISA plan sponsors and managers, took the position that the right to vote shares of stock owned by a pension plan is, in itself, an asset of the plan. Thus, the “Wall Street Rule” of “vote with management (or abstain from voting) or sell the stock” was under scrutiny.

In 1988, the DOL stated, in the “Avon Letter”, that the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies appurtenant to those shares of stock. Accordingly, where the authority to manage plan assets has been delegated to an investment manager pursuant to ERISA, no person other than the investment manager has authority to vote proxies appurtenant to such plan assets, except to the extent the named fiduciary has reserved to itself the right to direct a plan trustee regarding the voting of proxies.

In 1990, in the “Monks Letter”, the DOL stated that an ERISA violation would occur if the investment manager is explicitly or implicitly assigned the authority to vote proxies appurtenant to certain plan-owned stock and the named fiduciary, trustee or any person other than the investment manager makes the decision on how to vote the same proxies. Thus, according to the DOL, if the investment management contract expressly provides that the investment manager is not required to vote proxies, but does not expressly preclude the investment manager from voting the relevant proxies, the investment manager would have the exclusive fiduciary responsibility for voting the proxies. In contrast, the DOL pointed out that if either the plan document or the investment management contract expressly precludes the investment manager from voting proxies, the responsibility for voting proxies lies exclusively with the trustee.

In 1994, in its Interpretive Bulletin 94-2 (“94-2”), the DOL reiterated and supplemented the Avon and Monks Letters. In addition, 94-2 extended the principles put forth in the Avon and Monks Letters to voting of proxies on shares of foreign corporations. However, the DOL recognized that the cost of exercising a vote on a particular proxy proposal could exceed any benefit that the plan could expect to gain in voting on the proposal. Therefore, the plan fiduciary had to weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interest of the plan’s participants and beneficiaries.

In January 2003, the Securities and Exchange Commission (“SEC”) adopted regulations regarding Proxy Voting by investment advisers (SEC Release No. IA-2106). These regulations required investment advisers to (1) adopt written proxy voting policies and procedures which describe how the adviser addresses material conflicts between its interests and those of its clients with respect to proxy voting and which also addresses how the adviser resolves those conflicts in the bet interest of clients; (2) disclose to clients how they can obtain information from the adviser on how the adviser voted the proxies; and (3) describe to clients its proxy voting policies and procedure to clients and, upon request, furnish a copy of them to clients.

PROXY VOTING POLICY

Consistent with the fiduciary standards discussed above, INVESCO will vote proxies unless either the named fiduciary (e.g., the plan sponsor) retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith (i.e., foreign proxies). In voting such proxies, INVESCO will act prudently, taking into consideration those factors that may affect the value of the security and will vote such proxies in a manner in which, in its opinion, is in the best interests of clients.

PROXY COMMITTEE

The INVESCO Proxy Committee will establish guidelines and procedures for voting proxies and will periodically review records on how proxies were voted.

The Proxy Committee will consist of certain of INVESCO’s equity investment professionals and non-equity investment professionals.

PROXY MANAGER

The Proxy Committee will appoint a Proxy Manager and/or hire a third-party Proxy Agent to analyze proxies, act as a liaison to the Proxy Committee and manage the proxy voting process, which process includes the voting of proxies and the maintenance of appropriate records.

The Proxy Manager will exercise discretion to vote proxies within the guidelines established by the Proxy Committee. The Proxy Manager will consult with the Proxy Committee in determining how to vote proxies for issues not specifically covered by the proxy voting guidelines adopted by the Proxy Committee or in situations where the Proxy Manager or members of the Committee determine that consultation is prudent.

CONFLICTS OF INTEREST

In effecting our policy of voting proxies in the best interests of our clients, there may be occasions where the voting of such proxies may present an actual or perceived conflict of interest between INVESCO, as the investment manager, and clients.

Some of these potential conflicts of interest situations include, but are not limited to, (1) where INVESCO (or an affiliate) manage assets, administer employee benefit plans, or provides other financial services or products to companies whose management is soliciting proxies and failure to vote proxies in favor of the management of such a company may harm our (or an affiliate’s) relationship with the company; (2) where INVESCO (or an affiliate) may have a business relationship, not with the company, but with a proponent of a proxy proposal and where INVESCO (or an affiliate) may manage assets for the proponent; or (3) where INVESCO (or an affiliate) or any member of the Proxy Committee may have personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships, or where INVESCO (or an affiliate) or any member of the Proxy Committee may have a personal interest in the outcome of a particular matter before shareholders.

In order to avoid even the appearance of impropriety, in the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where we have invested clients’ funds in that company’s shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best interest of all of our clients.

In addition, members of the Proxy Committee must notify INVESCO’s Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company’s representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings the INVESCO Management Committee. In the event that it is determined that improper influence was made, the Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company’s Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where the clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best interest of clients.

Furthermore, members of the Proxy Committee must advise INVESCO’s Chief Compliance Officer and fellow Committee members of any actual or potential conflicts of interest he or she may have with regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.

PROXY VOTING PROCEDURES

The Proxy Manager will:

•	Vote proxies;

•	Take reasonable steps to reconcile proxies received by INVESCO and/or a third-party Proxy Agent who administers the vote with shares held in the accounts;

•	Document the vote and rationale for each proxy voted (routine matters are considered to be documented if a proxy is voted in accordance with the Proxy Voting Guidelines established by the Proxy Committee);

•	If requested, provide to clients a report of the proxies voted on their behalf.

PROXY VOTING GUIDELINES

The Proxy Committee has adopted the following guidelines in voting proxies:

I.	Corporate Governance

INVESCO will evaluate each proposal separately. However, INVESCO will generally vote FOR a management sponsored proposal unless it believes that adoption of the proposal may have a negative impact on the economic interests of shareholders.

INVESCO will generally vote FOR

•	Annual election of directors

•	Appointment of auditors

•	Indemnification of management or directors or both against negligent or unreasonable action

•	Confidentiality of voting

•	Equal access to proxy statements

•	Cumulative voting

•	Declassification of Boards

•	Majority of Independent Directors

INVESCO will generally vote AGAINST

•	Removal of directors from office only for cause or by a supermajority vote

•	“Sweeteners” to attract support for proposals

•	Unequal voting rights proposals (“superstock”)

•	Staggered or classified election of directors

•	Limitation of shareholder rights to remove directors, amend by-laws, call special meetings, nominate directors, or other actions to limit or abolish shareholder rights to act independently such as acting by written consent

•	Proposals to vote unmarked proxies in favor of management

•	Proposals to eliminate existing pre-emptive rights

II.	Takeover Defense and Related Actions

INVESCO will evaluate each proposal separately. Generally, INVESCO will vote FOR a management sponsored anti-takeover proposal which (1) enhances management’s bargaining position and (2) when combined with other anti-takeover provisions, including state takeover laws, does not discourage serious offers. INVESCO believes that generally four or more anti-takeover measures, which can only be repealed by a super-majority vote, are considered sufficient to discourage serious offers and therefore should be voted AGAINST.

INVESCO will generally vote FOR

•	Fair price provisions

•	Certain increases in authorized shares and/or creation of new classes of common or preferred stock

•	Proposals to eliminate greenmail provisions

•	Proposals to eliminate poison pill provisions

•	Proposals to re-evaluate or eliminate in-place “shark repellents”

INVESCO will generally vote AGAINST

•	Proposals authorizing the company’s board of directors to adopt, amend or repeal by-laws without shareholders’ approval

•	Proposals authorizing the company’s management or board of directors to buy back shares at premium prices without shareholders’ approval

III.	Compensation Plans

INVESCO will evaluate each proposal separately. INVESCO believes that in order for companies to recruit, promote and retain competent personnel, companies must provide appropriate and competitive compensation plans. INVESCO will generally vote FOR management sponsored compensation plans, which are reasonable, industry competitive and not unduly burdensome to the company in order for the company to recruit, promote and retain competent personnel.

INVESCO will generally vote FOR

•	Stock option plans and/or stock appreciation right plans

•	Profit incentive plans provided the option is priced at 100% fair market value

•	Extension of stock option grants to non-employee directors in lieu of their cash compensation provided the option is priced at or about the then fair market value

•	Profit sharing, thrift or similar savings plans

INVESCO will generally vote AGAINST

•	Stock option plans that permit issuance of loans to management or selected employees with authority to sell stock purchased by the loan without immediate repayment, or that are overly generous (below market price or with appreciation rights paying the difference between option price and the stock, or permit pyramiding or the directors to lower the purchase price of outstanding options without a simultaneous and proportionate reduction in the number of shares available)

•	Incentive plans which become effective in the event of hostile takeovers or mergers (golden and tin parachutes)

•	Proposals creating an unusually favorable compensation structure in advance of a sale of the company

•	Proposals that fail to link executive compensation to management performance

•	Acceleration of stock options/awards if the majority of the board of directors changes within a two year period

•	Grant of stock options to non-employee directors in lieu of their cash compensation at a price below 100% fair market value

•	Adoption of a stock purchase plan at less than 85% of fair market value

IV.	Capital Structure, Classes of Stock and Recapitalization

INVESCO will evaluate each proposal separately. INVESCO recognizes that from time to time companies must reorganize their capital structure in order to avail themselves of access to the capital markets and in order to restructure their financial position in order to raise capital and to be better capitalized. Generally, INVESCO will vote FOR such management sponsored reorganization proposals if such proposals will help the company gain better access to the capital markets and to attain a better financial position. INVESCO will generally vote AGAINST such proposals that appear to entrench management and do not provide shareholders with economic value.

INVESCO will generally vote FOR

•	Proposals to reincorporate or reorganize into a holding company

•	Authorization of additional common or preferred shares to accommodate a stock split or other business purposes not related to anti-takeover measures as long as the increase is not excessive and a valid need has been proven

INVESCO will generally vote AGAINST

•	Proposals designed to discourage mergers and acquisitions in advance

•	Proposals to change state of incorporation to a state less favorable to shareholders’ interests

•	Reincorporating in another state to implement anti-takeover measures

V.	Social Responsibility

INVESCO will evaluate each proposal separately. INVESCO believes that a corporation, if it is in a solid financial position and can afford to do so, has an obligation to return certain largesse to the communities in which it operates. INVESCO believes that the primary mission of a company is to be profitable. However, where a company has proven that it is able to sustain a level of profitability and the market price of the company’s shares reflect an appropriate economic value for such shares, INVESCO will generally vote FOR certain social responsibility initiatives. INVESCO will generally vote AGAINST proposed social responsibility initiatives if it believes that the company already has adequate policies and procedures in place and it should focus its efforts on enhancing shareholder value where the assets and resources involved could be put to better use in obtaining profits.

INVESCO will generally vote FOR

•	International Labor Organization Principles

•	Resolutions seeking Basic Labor Protections and Equal Employment Opportunity

•	Expanding EEO/Social Responsibility Reporting

RECORD KEEPING

The Proxy Manager will take necessary steps to retain proxy voting records for the period of time as required by regulations.

Appendix E

Control Persons and Principal Shareholders

To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust’s equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

All information listed below is as of November 8, 2004.

Core Stock Fund

Name and Address	Basis of Ownership (Record/Beneficial)	Percentage Owned
Investor Class

Charles Schwab & Co. Inc. Special Custody Acct for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	Record	11.72%

Class A

Charles Schwab & Co. Inc. Special Custody Acct for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	Record	14.47%

TransAmerica Life Ins & Annuity Co. Attn: Daisy Lo Retirement Services-Separate Acct P.O. Box 30368 Los Angeles, CA 90030-0368	Record	55.22%

Name and Address	Basis of Ownership (Record/Beneficial)	Percentage Owned
Class B

Citigroup Global Market House Acct Attn Cindy Tempesta 7th Fl. 333 West 34th Street New York, NY 10001-2402	Record	7.36%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	Record	10.25%

Class C

Disciplinary Board of the Supreme Court of Pennsylvania 2 Lemoyne Drive Fl. 1 Lemoyne, PA 17043-1226	Record	7.14%

Citigroup Global Markets House Attn Cindy Tempesta 7th Fl. 333 West 34th Street New York, NY 10001-2402	Record	8.18%

Class K

Delaware Charter Guarantee & Trust Principal Financial Group Attn RIS NPIO Trade Desk 711 High Street Des Moines, IA 50392-0001	Record	31.37%

Saxon & Co. FBO 20-01-302-9912426 P.O. Box 7780-1888 Philadelphia, PA 19182-0001	Record	50.98%

Name and Address	Basis of Ownership (Record/Beneficial)	Percentage Owned
Mid-Atlantic Capital Corp. Investors Bank & Trust Co. FBO Various Retirement Plans 4 Manhattanville Rd. Purchase, NY 10577-2139	Record	5.42%

Total Return Fund

Name and Address	Basis of Ownership (Record/Beneficial)	Percentage Owned
Investor Class

Charles Schwab & Co. Inc. Special Custody Acct for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4122	Record	12.75%

FIIOC Agent Employee Benefit Plans 100 Magellan Way KWIC Covington, KY 41015-1987	Record	8.08%

American Express Trust Retirement Services Plans Attn: Chris Hunt P.O. Box 534 Minneapolis, MN 55440-0534	Record	7.86%

Class A

Saxon & Co. FBO 20-01-302-9912426 P.O. Box 7780-1888 Philadelphia, PA 19182-0001	Record	44.11%

Name and Address	Basis of Ownership (Record/Beneficial)	Percentage Owned
Merrill Lynch 4800 Deer Lake Drive East Jacksonville, FL 32246-6484	Record	7.31%

AMVESCAP Natl TR CO Custodial Trustee FBO Honda Car Company Employees 401(k) Savings Plan P.O. Box 105779 Atlanta, GA 30348-5779	Record	5.55%

Class B

Juneau Volunteer Fire Department 820 Glacier Ave. Juneau, AK 99801-1845	Record	5.96%

Merrill Lynch 4800 Deer Lake Drive East Jacksonville, FL 32246-6486	Record	9.82%

Morgan Stanley DW Attn: Mutual Fund Operations 3 Harborside PL FL 6 Jersey City, NJ 07311-3907	Record	8.70%

Class C

MCB Trust Services Cust 401(k) FBO Kaplan Telephone Co. 815 W. Olympic Blvd. Montebello, CA 90640-5101	Record	8.56%

Name and Address	Basis of Ownership (Record/Beneficial)	Percentage Owned
Class K

None	None	None

Institutional

INVESCO Fund Groups, Inc. Attn: Corporate Controller 11 E. Greenway Plaza, Suite 1919 Houston, TX 77046-1103	Record	100.00%

As of November 8, 2004, officers and trustees of the Trust, as a group, beneficially owned less than 1% of any Fund’s outstanding shares.

APPENDIX F-1

PENDING LITIGATION ALLEGING MARKET TIMING

The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more AIM Funds, IFG, AIM, AIM Management, AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties and make allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG, concerning market timing activity in the AIM Funds. These lawsuits either have been served or have had service of process waived as of October 8, 2004.

RICHARD LEPERA, On Behalf Of Himself And All Others Similarly Situated, v. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., INVESCO BOND FUNDS, INC., INVESCO SECTOR FUNDS, INC. AND DOE DEFENDANTS 1-100, in the District Court, City and County of Denver, Colorado, (Civil Action No. 03-CV-7600), filed on October 2, 2003. This claim alleges: common law breach of fiduciary duty; common law breach of contract; and common law tortious interference with contract. The plaintiff in this case is seeking: compensatory and punitive damages; injunctive relief; disgorgement of revenues and profits; and costs and expenses, including counsel fees and expert fees.

MIKE SAYEGH, On Behalf of the General Public, v. JANUS CAPITAL CORPORATION, JANUS CAPITAL MANAGEMENT LLC, JANUS INVESTMENT FUND, EDWARD J. STERN, CANARY CAPITAL PARTNERS LLC, CANARY INVESTMENT MANAGEMENT LLC, CANARY CAPITAL PARTNERS LTD., KAPLAN & CO. SECURITIES INC., BANK ONE CORPORATION, BANC ONE INVESTMENT ADVISORS, THE ONE GROUP MUTUAL FUNDS, BANK OF AMERICA CORPORATION, BANC OF AMERICA CAPITAL MANAGEMENT LLC, BANC OF AMERICA ADVISORS LLC, NATIONS FUND INC., ROBERT H. GORDON, THEODORE H. SIHPOL III, CHARLES D. BRYCELAND, SECURITY TRUST COMPANY, STRONG CAPITAL MANAGEMENT INC., JB OXFORD & COMPANY, ALLIANCE CAPITAL MANAGEMENT HOLDING L.P., ALLIANCE CAPITAL MANAGEMENT L.P., ALLIANCE CAPITAL MANAGEMENT CORPORATION, AXA FINANCIAL INC., ALLIANCEBERNSTEIN REGISTRANTS, GERALD MALONE, CHARLES SCHAFFRAN, MARSH & MCLENNAN COMPANIES, INC., PUTNAM INVESTMENTS TRUST, PUTNAM INVESTMENT MANAGEMENT LLC, PUTNAM INVESTMENT FUNDS, AND DOES 1-500, in the Superior Court of the State of California, County of Los Angeles (Case No. BC304655), filed on October 22, 2003 and amended on December 17, 2003 to substitute INVESCO Funds Group, Inc. and Raymond R. Cunningham for unnamed Doe defendants. This claim alleges unfair business practices and violations of Sections 17200 and 17203 of the California Business and Professions Code. The plaintiff in this case is seeking: injunctive relief; restitution, including pre-judgment interest; an accounting to determine the amount to be returned by the defendants and the amount to be refunded to the public; the creation of an administrative process whereby injured customers of the defendants receive their losses; and counsel fees.

RAJ SANYAL, Derivatively On Behalf of NATIONS INTERNATIONAL EQUITY FUND, v. WILLIAM P. CARMICHAEL, WILLIAM H. GRIGG, THOMAS F. KELLER, CARL E. MUNDY, JR., CORNELIUS J. PINGS, A. MAX WALKER, CHARLES B. WALKER, EDMUND L. BENSON, III, ROBERT H. GORDON, JAMES B. SOMMERS, THOMAS S. WORD, JR., EDWARD D. BEDARD, GERALD MURPHY, ROBERT B. CARROLL, INVESCO GLOBAL ASSET MANAGEMENT, PUTNAM INVESTMENT MANAGEMENT, BANK OF AMERICA CORPORATION, MARSICO CAPITAL MANAGEMENT, LLC, BANC OF AMERICA ADVISORS, LLC, BANC OF AMERICA CAPITAL MANAGEMENT, LLC, AND NATIONS FUNDS TRUST, in the Superior Court Division,

State of North Carolina (Civil Action No. 03-CVS-19622), filed on November 14, 2003. This claim alleges common law breach of fiduciary duty; abuse of control; gross mismanagement; waste of fund assets; and unjust enrichment. The plaintiff in this case is seeking: injunctive relief, including imposition of a constructive trust; damages; restitution and disgorgement; and costs and expenses, including counsel fees and expert fees.

L. SCOTT KARLIN, Derivatively On Behalf of INVESCO FUNDS GROUP, INC. v. AMVESCAP, PLC, INVESCO, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2406), filed on November 28, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 (“Investment Company Act”), and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

RICHARD RAVER, Individually and On Behalf of All Others Similarly Situated, v. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC, AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2441), filed on December 2, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act of 1933 (the “Securities Act”); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the “Exchange Act”); Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

JERRY FATTAH, Custodian For BASIM FATTAH, Individually and On Behalf of All Others Similarly Situated, v. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (formerly known as INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER’S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER’S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME

FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (collectively known as the “INVESCO FUNDS”), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (collectively known as the “INVESCO FUNDS REGISTRANTS”), AMVESCAP PLC, INVESCO FUNDS GROUP INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-F-2456), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

EDWARD LOWINGER and SHARON LOWINGER, Individually and On Behalf of All Others Similarly Situated, v. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER’S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER’S TAX-EXEMPT RESERVE FUND, AIM INVESCO U.S. GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO; INVESCO LATIN AMERICAN GROWTH FUND (collectively known as the “INVESCO FUNDS”), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (collectively known as the “INVESCO FUNDS REGISTRANTS”), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-9634), filed on December 4, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

JOEL GOODMAN, Individually and On Behalf of All Others Similarly Situated, v. INVESCO FUNDS GROUP, INC. AND RAYMOND R. CUNNINGHAM, in the District Court, City and County of Denver, Colorado (Case Number 03CV9268), filed on December 5, 2003. This claim alleges common law breach of fiduciary duty and aiding and abetting breach of fiduciary duty. The plaintiffs in this case are seeking: injunctive relief; accounting for all damages and for all profits and any special benefits obtained; disgorgement; restitution and damages; costs and disbursements, including counsel fees and expert fees; and equitable relief.

STEVEN B. EHRLICH, Custodian For ALEXA P. EHRLICH, UGTMA/FLORIDA, and DENNY P. JACOBSON, Individually and On Behalf of All Others Similarly Situated, v. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN AMERICAN GROWTH FUND (collectively known as the “INVESCO FUNDS”), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (collectively known as the “INVESCO FUNDS REGISTRANTS”), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

JOSEPH R. RUSSO, Individually and On Behalf of All Others Similarly Situated, v. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURERS MONEY MARKET RESERVE FUND, AIM INVESCO TREASURERS TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO LATIN

AMERICAN GROWTH FUND (collectively known as the “INVESCO FUNDS”), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (collectively known as the “INVESCO FUNDS REGISTRANTS”), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

MIRIAM CALDERON, Individually and On Behalf of All Others Similarly Situated, v. AMVESCAP PLC, AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, INVESCO FUNDS GROUP, INC., RAYMOND R. CUNNINGHAM, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003. This claim alleges violations of Sections 404, 405 and 406B of the Employee Retirement Income Security Act (“ERISA”). The plaintiffs in this case are seeking: declarations that the defendants breached their ERISA fiduciary duties and that they are not entitled to the protection of Section 404(c)(1)(B) of ERISA; an order compelling the defendants to make good all losses to a particular retirement plan described in this case (the “Retirement Plan”) resulting from the defendants’ breaches of their fiduciary duties, including losses to the Retirement Plan resulting from imprudent investment of the Retirement Plan’s assets, and to restore to the Retirement Plan all profits the defendants made through use of the Retirement Plan’s assets, and to restore to the Retirement Plan all profits which the participants would have made if the defendants had fulfilled their fiduciary obligations; damages on behalf of the Retirement Plan; imposition of a constructive trust, injunctive relief, damages suffered by the Retirement Plan, to be allocated proportionately to the participants in the Retirement Plan; restitution and other costs and expenses, including counsel fees and expert fees.

PAT B. GORSUCH and GEORGE L. GORSUCH v. INVESCO FUNDS GROUP, INC. AND AIM ADVISER, INC., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003. This claim alleges violations of Sections 15(a), 20(a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking: rescission and/or voiding of the investment advisory agreements; return of fees paid; damages; and other costs and expenses, including counsel fees and expert fees.

LORI WEINRIB, Individually and On Behalf of All Others Similarly Situated, v. INVESCO FUNDS GROUP, INC., AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, TIMOTHY MILLER, RAYMOND CUNNINGHAM, THOMAS KOLBE, EDWARD J. STERN, AMERICAN SKANDIA INC., BREAN MURRAY & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., AND JOHN DOES 1-100, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00492), filed on January 21, 2004. This claim alleges violations of: Sections 11 and 15 of the 1933 Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Section 206 of the Advisers Act. The plaintiffs in this case are seeking: compensatory damages; rescission; return of fees paid; accounting for wrongfully gotten gains, profits and compensation; restitution and disgorgement; and other costs and expenses, including counsel fees and expert fees.

ROBERT S. BALLAGH, JR., Individually and On Behalf of All Others Similarly Situated, v. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0152), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

JONATHAN GALLO, Individually and On Behalf of All Others Similarly Situated, v. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC., AIM MANAGEMENT GROUP, INC., AIM STOCK FUNDS, AIM STOCK FUNDS, INC., AMVESCAP PLC, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, EDWARD J. STERN, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY CAPITAL PARTNERS, LLC, AND DOES 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0151), filed on January 28, 2004. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections 34(b), 36(a) and 36(b) of the Investment Company Act. The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: damages; pre-judgment and post-judgment interest; counsel fees and expert fees; and other relief.

EILEEN CLANCY, Individually and On Behalf of All Others Similarly Situated, v. INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO

HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND (FORMERLY KNOWN AS INTERNATIONAL BLUE CHIP VALUE FUND), INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, AIM INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, AIM MONEY MARKET FUND, AIM INVESCO TAX-FREE MONEY FUND, AIM INVESCO TREASURER’S MONEY MARKET RESERVE FUND, AIM INVESCO TREASURER’S TAX-EXEMPT RESERVE FUND, AIM INVESCO US GOVERNMENT MONEY FUND, INVESCO ADVANTAGE FUND, INVESCO BALANCED FUND, INVESCO EUROPEAN FUND, INVESCO GROWTH FUND, INVESCO HIGH-YIELD FUND, INVESCO GROWTH & INCOME FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO SELECT INCOME FUND, INVESCO TAX-FREE BOND FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO U.S. GOVERNMENT SECURITIES FUND, INVESCO VALUE FUND, INVESCO, INVESCO LATIN AMERICAN GROWTH FUND (collectively known as the “INVESCO FUNDS”), AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC. (collectively known as the “INVESCO FUNDS REGISTRANTS”), AMVESCAP PLC, INVESCO FUNDS GROUP, INC., TIMOTHY MILLER, RAYMOND CUNNINGHAM AND THOMAS KOLBE, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-0713), filed on January 30, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages, rescission; return of fees paid; and other costs and expenses, including counsel fees and expert fees.

SCOTT WALDMAN, On Behalf of Himself and All Others Similarly Situated, v. INVESCO FUNDS GROUP, INC., INVESCO DYNAMICS FUND, INVESCO EUROPEAN FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, AIM STOCK FUNDS, AIM COUNSELOR SERIES TRUST, AIM SECTOR FUNDS INC., AIM BOND FUNDS INC., AIM COMBINATION STOCK AND BOND FUNDS INC., AIM MONEY MARKET FUNDS INC., AIM INTERNATIONAL FUNDS INC., AMVESCAP PLC, AND RAYMOND CUNNINGHAM, in the United States District Court, Southern District of New York (Civil Action No. 04-CV-00915), filed on February 3, 2004. This claim alleges violations of Sections 11 and 15 of the Securities Act and common law breach of fiduciary duty. The plaintiffs in this case are seeking compensatory damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

CARL E. VONDER HAAR and MARILYN P. MARTIN, On Behalf of Themselves and All Others Similarly Situated, v. INVESCO FUNDS GROUP, INC., INVESCO STOCK FUNDS, INC. AND DOE DEFENDANTS 1-100, in the United States District Court, District of Colorado (Civil Action No. 04-CV-812), filed on February 5, 2004. This claim alleges: common law breach of fiduciary duty; breach of contract; and tortious interference with contract. The plaintiffs in this case are seeking: injunctive relief; damages; disgorgement; and costs and expenses, including counsel fees and expert fees.

HENRY KRAMER, Derivatively On Behalf of INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS v. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, AND CANARY CAPITAL PARTNERS, LTD., Defendants, AND INVESCO ENERGY FUND, INVESCO STOCK FUNDS, INC., AND INVESCO MUTUAL FUNDS, Nominal Defendants, in the United States District Court, District of Colorado (Civil Action No. 04-MK-0397), filed on March 4, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking damages and costs and expenses, including counsel fees and expert fees.

CYNTHIA L. ESSENMACHER, Derivatively On Behalf of the INVESCO DYNAMICS FUND AND THE REMAINING “INVESCO FUNDS” v. INVESCO FUNDS GROUPS, INC., AMVESCAP PLC, AIM MANAGEMENT GROUP, INC., RAYMOND CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE AND MICHAEL LEGOSKI, Defendants, AND INVESCO DYNAMICS FUND AND THE “INVESCO FUNDS”, Nominal Defendants, in the United States District Court, District of Delaware (Civil Action No. 04-CV-188), filed on March 29, 2004. This claim alleges: violations of Section 36(b) of the Investment Company Act; violations of Section 206 of the Advisers Act; common law breach of fiduciary duty; and civil conspiracy. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees and expert fees.

Pursuant to an Order of the MDL Court, plaintiffs in the above lawsuits (with the exception of Carl E. Vonder Haar, et al. v. INVESCO Funds Group, Inc. et al.) consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds (the Lepera lawsuit discussed below); (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants (the Essenmacher lawsuit discussed below); and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act (“ERISA”) purportedly brought on behalf of participants in AMVESCAP’s 401(k) plan (the Calderon lawsuit discussed below). The plaintiffs in the Vonder Haar lawsuit continue to seek remand of their lawsuit to state court. Set forth below is detailed information about these three amended complaints.

RICHARD LEPERA, Individually and On Behalf of All Others Similarly Situated (LEAD PLAINTIFF: CITY OF CHICAGO DEFERRED COMPENSATION PLAN), v. INVESCO FUNDS GROUP, INC., AMVESCAP, PLC, AIM INVESTMENTS, AIM ADVISORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM STOCK FUNDS, AIM MUTUAL FUNDS, AIM COMBINATION STOCK & BOND FUNDS, AIM SECTOR FUNDS, AIM TREASURER’S SERIES TRUST, INVESCO DISTRIBUTORS, INC., AIM DISTRIBUTORS, INC., RAYMOND R. CUNNINGHAM, TIMOTHY J. MILLER, THOMAS A. KOLBE, MICHAEL D. LEGOSKI, MICHAEL K. BRUGMAN, MARK WILLIAMSON, EDWARD J. STERN, CANARY CAPITAL PARTNERS, LLC, CANARY INVESTMENT MANAGEMENT, LLC, CANARY CAPITAL PARTNERS, LTD., RYAN GOLDBERG, MICHAEL GRADY, CITIGROUP, INC., CITIGROUP GLOBAL MARKETS HOLDINGS, INC., SALOMON SMITH BARNEY, INC., MORGAN STANLEY DW, ANNA BRUGMAN, ANB CONSULTING, LLC, KAPLAN & CO. SECURITIES INC., SECURITY TRUST COMPANY, N.A., GRANT D. SEEGER, JB OXFORD HOLDINGS, INC., NATIONAL CLEARING CORPORATION, JAMES G. LEWIS, KRAIG L. KIBBLE, JAMES Y. LIN, BANK OF AMERICA CORPORATION, BANC OF AMERICA SECURITIES LLC, THEODORE C. SIHPOL, III, BEAR STEARNS & CO., INC., BEAR STEARNS SECURITIES CORP., CHARLES SCHWAB & CO., CREDIT SUISSE FIRST BOSTON (USA) INC., PRUDENTIAL FINANCIAL, INC., PRUDENTIAL SECURITIES, INC., CANADIAN IMPERIAL BANK OF COMMERCE, JP MORGAN CHASE AND CO., AND JOHN DOE DEFENDANTS 1-100, in the MDL Court (Case No. 04-MD-15864; No. 04-CV-00814-JFM) (originally in the United States District Court for the District of Colorado), filed on September 29, 2004. This lawsuit alleges violations of Sections 11, 12(a)(2), and 15 of the Securities Act; Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder; Section 20(a) of the Exchange Act; Sections 34(b), 36(a), 36(b) and 48(a) of the Investment Company Act; breach of fiduciary duty/constructive fraud; aiding and abetting breach of fiduciary duty; and unjust enrichment. The plaintiffs in this lawsuit are seeking: compensatory damages, including interest; and other costs and expenses, including counsel and expert fees.

CYNTHIA ESSENMACHER, SILVANA G. DELLA CAMERA, FELICIA BERNSTEIN AS CUSTODIAN FOR DANIELLE BROOKE BERNSTEIN, EDWARD CASEY, TINA CASEY, SIMON DENENBERG, GEORGE L. GORSUCH, PAT B. GORSUCH, L.

SCOTT KARLIN, HENRY KRAMER, JOHN E. MORRISEY, HARRY SCHIPPER, BERTY KREISLER, GERSON SMITH, CYNTHIA PULEO, ZACHARY ALAN STARR, JOSHUA GUTTMAN, AND AMY SUGIN, Derivatively on Behalf of the Mutual Funds, Trusts and Corporations Comprising the INVESCO and AIM Family of Mutual Funds v. AMVESCAP, PLC, INVESCO FUNDS GROUP, INC., INVESCO DISTRIBUTORS, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO ASSETS MANAGEMENT LIMITED, INVESCO GLOBAL ASSETS MANAGEMENT (N.A.), AIM MANAGEMENT GROUP, INC., AIM ADVISERS, INC., AIM INVESTMENT SERVICES, INC., AIM DISTRIBUTORS, INC., FUND MANAGEMENT COMPANY, MARK H. WILLIAMSON, RAYMOND R. CUNNINGHAM, TIMOTHY MILLER, THOMAS KOLBE, MICHAEL LEGOSKI, MICHAEL BRUGMAN, FRED A. DEERING, VICTOR L. ANDREWS, BOB R. BAKER, LAWRENCE H. BUDNER, JAMES T. BUNCH, GERALD J. LEWIS, JOHN W. MCINTYRE, LARRY SOLL, RONALD L. GROOMS, WILLIAM J. GALVIN, JR., ROBERT H. GRAHAM, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JACK M. FIELDS, CARL FRISCHILING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, LOUIS S. SKLAR, OWEN DALY II, AURUM SECURITIES CORP., AURUM CAPITAL MANAGEMENT CORP., GOLDEN GATE FINANCIAL GROUP, LLC, BANK OF AMERICA CORP., BANC OF AMERICA SECURITIES LLC, BANK OF AMERICA, N.A., BEAR STEARNS & CO., INC., CANARY CAPITAL PARTNERS, LLC, CANARY CAPITAL PARTNERS, LTD., CANARY INVESTMENT MANAGEMENT, LLC, EDWARD J. STERN, CANADIAN IMPERIAL BANK OF COMMERCE, CIRCLE TRUST COMPANY, RYAN GOLDBERG, MICHAEL GRADY, KAPLAN & CO. SECURITIES, INC., JP MORGAN CHASE & CO., OPPENHEIMER & CO., INC., PRITCHARD CAPITAL PARTNERS LLC, TIJA MANAGEMENT, TRAUTMAN WASSERMAN & COMPANY, INC., Defendants, AND THE INVESCO FUNDS AND THE AIM FUNDS AND ALL TRUSTS AND CORPORATIONS THAT COMPRISE THE INVESCO FUNDS AND AIM FUNDS THAT WERE MANAGED BY INVESCO AND AIM, Nominal Defendants, in the MDL Court (Case No. 04-MD-15864-FPS; No. 04-819), filed on September 29, 2004. This lawsuit alleges violations of Sections 206 and 215 of the Investment Advisers Act; Sections 36(a), 36(b) and 47 of the Investment Company Act; control person liability under Section 48 of the Investment Company Act; breach of fiduciary duty; aiding and abetting breach of fiduciary duty; breach of contract; unjust enrichment; interference with contract; and civil conspiracy. The plaintiffs in this lawsuit are seeking: removal of director defendants; removal of adviser, sub-adviser and distributor defendants; rescission of management and other contracts between the Funds and defendants; rescission of 12b-1 plans; disgorgement of management fees and other compensation/profits paid to adviser defendants; compensatory and punitive damages; and fees and expenses, including attorney and expert fees.

MIRIAM CALDERON, Individually and On Behalf of All Others Similarly Situated, v. AVZ, INC., AMVESCAP RETIREMENT, INC., AMVESCAP NATIONAL TRUST COMPANY, INVESCO FUNDS GROUP, INC., AMVESCAP, ROBERT F. MCCULLOUGH, GORDON NEBEKER, JEFFREY G. CALLAHAN, AND RAYMOND R. CUNNINGHAM, in the MDL Court (Case No. 1:04-MD-15864-FPS), filed on September 29, 2004. This lawsuit alleges violations of ERISA Sections 404, 405 and 406. The plaintiffs in this lawsuit are seeking: declaratory judgment; restoration of losses suffered by the plan; disgorgement of profits; imposition of a constructive trust; injunctive relief; compensatory damages; costs and attorneys’ fees; and equitable restitution.

APPENDIX F-2

PENDING LITIGATION ALLEGING EXCESSIVE INADEQUATELY EMPLOYED FAIR VALUE PRICING

The following civil class action lawsuits involve, depending on the lawsuit, one or more AIM Funds, IFG and/or AIM and allege that the defendants inadequately employed fair value pricing. These lawsuits either have been served or have had service of process waived as of October 8, 2004.

T.K. PARTHASARATHY, EDMUND WOODBURY, STUART ALLEN SMITH AND SHARON SMITH, Individually And On Behalf Of All Others Similarly Situated, v. T. ROWE PRICE INTERNATIONAL FUNDS, INC., T. ROWE PRICE INTERNATIONAL, INC., ARTISAN FUNDS, INC., ARTISAN PARTNERS LIMITED PARTNERSHIP, AIM INTERNATIONAL FUNDS, INC. AND AIM ADVISORS, INC., in the Third Judicial Circuit Court for Madison County, Illinois (Case No. 2003-L-001253), filed on September 23, 2003. This claim alleges: common law breach of duty and common law negligence and gross negligence. The plaintiffs in this case are seeking: compensatory and punitive damages; interest; and attorneys’ fees and costs.

JOHN BILSKI, Individually And On Behalf Of All Others Similarly Situated, v. AIM INTERNATIONAL FUNDS, INC., AIM ADVISORS, INC., INVESCO INTERNATIONAL FUNDS, INC., INVESCO FUNDS GROUP, INC., T. ROWE PRICE INTERNATIONAL FUNDS, INC. AND T. ROWE PRICE INTERNATIONAL, INC., in the United States District Court, Southern District of Illinois (East St. Louis) (Case No. 03-772), filed on November 19, 2003. This claim alleges: violations of Sections 36(a) and 36(b) of the Investment Company Act of 1940; common law breach of duty; and common law negligence and gross negligence. The plaintiff in this case is seeking: compensatory and punitive damages; interest; and attorneys’ fees and costs.

APPENDIX F-3

PENDING LITIGATION ALLEGING EXCESSIVE ADVISORY AND/OR DISTRIBUTION FEES

The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of IFG, AIM, IINA, AIM Distributors and/or INVESCO Distributors and allege that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and, in some cases, also allege that the defendants adopted unlawful distribution plans. These lawsuits either have been served or have had service of process waived as of October 8, 2004. All of these lawsuits have been transferred to the United States District Court for the Southern District of Texas, Houston Division by order of the applicable United States District Court in which they were initially filed. The plaintiff in one of these lawsuits (Ronald Kondracki v. AIM Advisors, Inc. and AIM Distributor, Inc.) has challenged this order.

RONALD KONDRACKI v. AIM ADVISORS, INC. AND AIM DISTRIBUTOR, INC., in the United States District Court for the Southern District of Illinois (Civil Action No. 04-CV-263-DRH), filed on April 16, 2004. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 (the “Investment Company Act”). The plaintiff in this case is seeking: damages; injunctive relief; prospective relief in the form of reduced fees; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

DOLORES BERDAT, MARVIN HUNT, MADELINE HUNT, RANDAL C. BREVER and RHONDA LECURU v. INVESCO FUNDS GROUP, INC., INVESCO INSTITUTIONAL (N.A.), INC., INVESCO DISTRIBUTORS, INC., AIM ADVISORS, INC. AND AIM DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-978-T24-TBM), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

FERDINANDO PAPIA, FRED DUNCAN, GRACE GIAMANCO, JEFFREY S. THOMAS, COURTNEY KING, KATHLEEN BLAIR, HENRY BERDAT, RUTH MOCCIA, MURRAY BEASLEY AND FRANCES J. BEASLEY v. A I M ADVISORS, INC. AND A I M DISTRIBUTORS, INC., in the United States District Court for the Middle District of Florida, Tampa Division (Case No. 8:04-CV-977-T17-MSS), filed on April 29, 2004. This claim alleges violations of Sections 36(b) and 12(b) of the Investment Company Act. The plaintiffs in this case are seeking: damages; injunctive relief; rescission of the investment advisory agreements and distribution plans; and costs and expenses, including counsel fees.

APPENDIX F-4

PENDING LITIGATION ALLEGING IMPROPER CHARGING OF DISTRIBUTION FEES ON CLOSED FUNDS OR SHARE CLASSES

The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of IFG, AIM, AIM Distributors and/or certain of the trustees of the AIM Funds and allege that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits either have been served or have had service of process waived as of October 8, 2004.

LAWRENCE ZUCKER, On Behalf Of AIM SMALL CAP GROWTH FUND AND AIM LIMITED MATURITY TREASURY FUND, v. A I M ADVISORS, INC., in the United States District Court, Southern District of Texas, Houston Division (Civil Action No. H-03-5653), filed on December 10, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act of 1940 (the “Investment Company Act”) and common law breach of fiduciary duty. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees.

STANLEY LIEBER, On Behalf Of INVESCO BALANCED FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO EUROPEAN FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO GROWTH & INCOME FUND, INVESCO GROWTH FUND, INVESCO HEALTH SCIENCE FUND, INVESCO HIGH YIELD FUND, INVECO INTERNATIONAL BLUE CHIP VALUE FUND, INVESCO LEISURE FUND, INVESCO REAL ESTATE OPPORTUNITY FUND, INVESCO S&P 500 INDEX FUND, INVESCO SELECT INCOME FUND, INVESCO TAX FREE BOND FUND, INVESCO TECHNOLOGY FUND, INVESCO TELECOMMUNICATIONS FUND, INVESCO TOTAL RETURN FUND, INVESCO US GOVERNMENT SECURITIES FUND, INVESCO UTILITIES FUND, INVESCO VALUE EQUITY FUND, v. INVESCO FUNDS GROUP, INC. AND A I M ADVISORS, INC., in the United States District Court, Southern District of Texas, Houston Division (Civil Action No. H-03-5744), filed on December 17, 2003. This claim alleges violations of Section 36(b) of the Investment Company Act and common law breach of fiduciary duty. The plaintiff in this case is seeking: damages; injunctive relief; and costs and expenses, including counsel fees.

HERMAN C. RAGAN, Derivatively, And On Behalf Of Himself And All Others Similarly Situated, v. INVESCO FUNDS GROUP, INC., AND A I M DISTRIBUTORS, INC., in the United States District Court for the Southern District of Georgia, Dublin Division (Civil Action No. CV304-031), filed on May 6, 2004. This claim alleges violations of: Section 10(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Rule 10b-5 thereunder; Sections 17(a)(2) and 17(a)(3) of the Securities Act of 1933; and Section 36(b) of the Investment Company Act. This claim also alleges controlling person liability, within the meaning of Section 20 of the Exchange Act against AIM DISTRIBUTORS. The plaintiff in this case is seeking: damages and costs and expenses, including counsel fees.

APPENDIX F-5

PENDING LITIGATION ALLEGING IMPROPER MUTUAL FUND SALES PRACTICES AND DIRECTED-BROKERAGE ARRANGEMENTS

The following civil lawsuits, including purported class action and shareholder derivative suits, involve, depending on the lawsuit, one or more of AIM Management, IFG, AIM, AIS and/or certain of the trustees of the AIM Funds and allege that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively push the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits either have been served or have had service of process waived as of October 8, 2004.

JOY D. BEASLEY AND SHEILA McDAID, Individually and On Behalf of All Others Similarly Situated, v. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, Defendants, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, Nominal Defendants, in the United States District Court for the District of Colorado (Civil Action No. 04-B-0958), filed on May 10, 2004. The plaintiffs voluntarily dismissed this case in Colorado and re-filed it on July 2, 2004 in the United States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2589). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act of 1940 (the “Investment Company Act”) and violations of Sections 206 and 215 of the Investment Advisers Act of 1940 (the “Advisers Act”). The claim also alleges common law breach of fiduciary duty. The plaintiffs in this case are seeking: compensatory and punitive damages; rescission of certain Funds’ advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys’ and experts’ fees.

RICHARD TIM BOYCE v. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, Defendants, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MID-CAP GROWTH FUND, INVESCO MULTI-SECTOR FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, Nominal Defendants, in the United States District Court for the District of Colorado (Civil Action No. 04-N-0989), filed on May 13, 2004. The plaintiff voluntarily dismissed this case in Colorado and re-filed it on July 1, 2004 in the United States District Court for the Southern District of Texas, Houston Division (Civil Action H-04-2587). This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds’ advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys’ and experts’ fees.

KEHLBECK TRUST DTD 1-25-93, BILLY B. KEHLBECK AND DONNA J. KEHLBECK, TTEES v. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, Defendants, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE

FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, Nominal Defendants, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2802), filed on July 9, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds’ advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys’ and experts’ fees.

JANICE R. FRY, BOB J. FRY, JAMES P. HAYES, VIRGINIA L. MAGBUAL, HENRY W. MEYER AND GEORGE ROBERT PERRY v. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, Defendants, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES

FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, Nominal Defendants, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2832), filed on July 12, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds’ advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys’ and experts’ fees.

ROBERT P. APU, SUZANNE K. APU, MARINA BERTI, KHANH DINH, FRANK KENDRICK, EDWARD A. KREZEL, DAN B. LESIUK, JOHN B. PERKINS, MILDRED E. RUEHLMAN, LOUIS E. SPERRY, J. DORIS WILLSON AND ROBERT W. WOOD v. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, Defendants, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, Nominal Defendants, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-2884), filed on July 15, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act.

The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds’ advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys’ and experts’ fees.

HARVEY R. BENDIX, CVETAN GEORGIEV, DAVID M. LUCOFF, MICHAEL E. PARMELEE, TRUSTEE OF THE HERMAN S. AND ESPERANZA A.. DRAYER RESIDUAL TRUST U/A 1/22/83 AND STANLEY S. STEPHENSON, TRUSTEE OF THE STANLEY J. STEPHENSON TRUST v. AIM MANAGEMENT GROUP INC., INVESCO FUNDS GROUP, INC., AIM INVESTMENT SERVICES, INC., AIM ADVISORS, INC., ROBERT H. GRAHAM, MARK H. WILLIAMSON, FRANK S. BAYLEY, BRUCE L. CROCKETT, ALBERT R. DOWDEN, EDWARD K. DUNN, JR., JACK M. FIELDS, CARL FRISCHLING, PREMA MATHAI-DAVIS, LEWIS F. PENNOCK, RUTH H. QUIGLEY, AND LOUIS S. SKLAR, AND JOHN DOES 1-100, Defendants, AND AIM AGGRESSIVE GROWTH FUND, AIM ASIA PACIFIC GROWTH FUND, AIM BALANCED FUND, AIM BASIC BALANCED FUND, AIM BASIC VALUE FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM DENT DEMOGRAPHIC TRENDS FUND, AIM DEVELOPING MARKETS FUND, AIM DIVERSIFIED DIVIDEND FUND, AIM EMERGING GROWTH FUND, AIM EUROPEAN GROWTH FUND, AIM EUROPEAN SMALL COMPANY FUND, AIM FLOATING RATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL EQUITY FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL HEALTH CARE FUND, AIM GLOBAL VALUE FUND, AIM GROUP INCOME FUND, AIM GROUP VALUE FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EMERGING GROWTH FUND, AIM INTERNATIONAL GROWTH FUND, AIM LARGE CAP BASIC VALUE FUND, AIM LARGE CAP GROWTH FUND, AIM LIBRA FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MID CAP BASIC VALUE FUND, AIM MID CAP CORE EQUITY FUND, AIM MID CAP GROWTH FUND, AIM MUNICIPAL BOND FUND, AIM OPPORTUNITIES I FUND, AIM OPPORTUNITIES II FUND, AIM OPPORTUNITIES III FUND, AIM PREMIER EQUITY FUND, AIM REAL ESTATE FUND, AIM SELECT EQUITY FUND, AIM SHORT TERM BOND FUND, AIM SMALL CAP EQUITY FUND, AIM SMALL CAP GROWTH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TOTAL RETURN BOND FUND, AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND, AIM TRIMARK SMALL COMPANIES FUND, AIM WEINGARTEN FUND, INVESCO ADVANTAGE HEALTH SCIENCES FUND, INVESCO CORE EQUITY FUND, INVESCO DYNAMICS FUND, INVESCO ENERGY FUND, INVESCO FINANCIAL SERVICES FUND, INVESCO GOLD & PRECIOUS METALS FUND, INVESCO HEALTH SCIENCES FUND, INVESCO INTERNATIONAL CORE EQUITY FUND, INVESCO LEISURE FUND, INVESCO MULTI-SECTOR FUND, INVESCO MID-CAP GROWTH FUND, INVESCO S&P 500 INDEX FUND, INVESCO SMALL COMPANY GROWTH FUND, INVESCO TECHNOLOGY FUND, INVESCO TOTAL RETURN FUND, INVESCO UTILITIES FUND, Nominal Defendants, in the United States District Court for the Southern District of Texas, Houston Division (Civil Action No. H-04-3030), filed on July 27, 2004. This claim alleges violations of Sections 34(b), 36(b) and 48(a) of the Investment Company Act and violations of Sections 206 and 215 of the Advisers Act. The claim also alleges common law breach of fiduciary duty. The plaintiff in this case is seeking: compensatory and punitive damages; rescission of certain Funds’ advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys’ and experts’ fees.

FINANCIAL STATEMENTS

FS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees

and Shareholders of INVESCO Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Core Equity Fund now, known as AIM Core Stock Fund (one of the funds constituting AIM Combination Stock & Bond Funds, formerly known as INVESCO Combination Stock & Bond Funds, Inc.; hereafter referred to as the “Fund”) at August 31, 2004, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 22, 2004

Houston, Texas

FINANCIALS

Schedule of Investments

August 31, 2004

	Shares	Market Value

Common Stocks–99.80%

Aerospace & Defense–4.12%
Honeywell International Inc.	1,053,800	$37,915,724
United Technologies Corp.	498,800	46,842,308
		84,758,032

Aluminum–1.43%
Alcoa Inc.	910,400	29,478,752

Asset Management & Custody Banks–1.43%
Bank of New York Co., Inc. (The)	991,400	29,543,720

Biotechnology–1.19%
Amgen Inc.(a)	411,500	24,397,835

Communications Equipment–4.23%
Cisco Systems, Inc.(a)	3,167,600	59,424,176
Motorola, Inc.	894,300	14,442,945
QUALCOMM Inc.	345,100	13,131,055
		86,998,176

Computer Hardware–2.66%
Dell Inc.(a)	1,278,200	44,532,488
International Business Machines Corp.	121,200	10,264,428
		54,796,916

Computer Storage & Peripherals–1.55%
EMC Corp.(a)	2,955,800	31,833,966

Construction & Farm Machinery & Heavy Trucks–1.19%
Deere & Co.	386,600	24,460,182

Consumer Finance–1.62%
MBNA Corp.	1,378,000	33,264,920

Data Processing & Outsourced Services–1.45%
First Data Corp.	704,600	29,769,350

Diversified Chemicals–2.39%
E. I. du Pont de Nemours & Co.	642,200	27,139,372
PPG Industries, Inc.	367,900	21,989,383
		49,128,755

Drug Retail–2.48%
Walgreen Co.	1,403,000	51,139,350

Electrical Components & Equipment–1.56%
Emerson Electric Co.	517,500	32,214,375

Electronic Manufacturing Services–1.40%
Flextronics International Ltd. (Singapore)(a)	1,180,700	14,652,487

	Shares	Market Value

Electronic Manufacturing Services–(Continued)
Sanmina-SCI Corp.(a)	2,034,900	$14,081,508
		28,733,995

Forest Products–1.29%
Weyerhaeuser Co.	424,000	26,504,240

General Merchandise Stores–2.19%
Target Corp.	1,010,100	45,030,258

Health Care Equipment–2.02%
Boston Scientific Corp.(a)	530,000	18,936,900
Medtronic, Inc.	455,200	22,646,200
		41,583,100

Home Improvement Retail–3.65%
Home Depot, Inc. (The)	1,739,500	63,596,120
Sherwin-Williams Co. (The)	281,700	11,634,210
		75,230,330

Household Products–1.25%
Procter & Gamble Co. (The)	461,452	25,827,468

Hypermarkets & Super Centers–0.92%
Wal-Mart Stores, Inc.	361,600	19,045,472

Industrial Conglomerates–2.90%
General Electric Co.	1,820,700	59,700,753

Industrial Gases–3.98%
Air Products & Chemicals, Inc.	617,300	32,334,174
Praxair, Inc.	1,222,100	49,592,818
		81,926,992

Industrial Machinery–6.16%
Eaton Corp.	885,400	53,433,890
Illinois Tool Works Inc.	355,417	32,446,018
Ingersoll-Rand Co.–Class A (Bermuda)	629,800	40,943,298
		126,823,206

Internet Retail–1.55%
eBay Inc.(a)	367,900	31,838,066

Investment Banking & Brokerage–6.75%
Goldman Sachs Group, Inc. (The)	579,900	51,988,035
Lehman Brothers Holdings Inc.	689,700	50,961,933
Merrill Lynch & Co., Inc.	704,600	35,983,922
		138,933,890

Movies & Entertainment–1.11%
Viacom Inc.–Class B	685,900	22,847,329

	Shares	Market Value

Other Diversified Financial Services–4.22%
Citigroup Inc.	1,272,000	$59,249,760
JPMorgan Chase & Co.	698,400	27,642,672
		86,892,432

Paper Products–1.26%
International Paper Co.	648,500	25,952,970

Pharmaceuticals–10.68%
Johnson & Johnson	1,608,700	93,465,470
Lilly (Eli) & Co.	328,200	20,824,290
Pfizer Inc.	2,556,480	83,520,202
Wyeth	604,800	22,117,536
		219,927,498

Semiconductor Equipment–1.17%
Applied Materials, Inc.(a)	1,521,400	24,175,046

Semiconductors–6.10%
Altera Corp.(a)	1,209,700	22,887,524
Analog Devices, Inc.	398,900	13,849,808
Intel Corp.	2,020,300	43,012,187
Linear Technology Corp.	810,600	28,995,162
Maxim Integrated Products, Inc.	386,600	16,790,038
		125,534,719

Soft Drinks–1.09%
PepsiCo, Inc.	448,900	22,445,000

Specialty Stores–1.24%
Bed Bath & Beyond Inc.(a)	294,400	11,016,448
Tiffany & Co.	467,700	14,475,315
		25,491,763

	Shares	Market Value

Systems Software–4.80%
Microsoft Corp.	2,556,500	$69,792,450
Symantec Corp.(a)	604,800	29,006,208
		98,798,658

Thrifts & Mortgage Finance–6.77%
Fannie Mae	823,100	61,279,795
PMI Group, Inc. (The)	916,600	38,066,398
Radian Group Inc.	904,100	40,051,630
		139,397,823
Total Common Stocks (Cost $1,906,218,720)		2,054,425,337
Money Market Funds–0.28%
INVESCO Treasurer’s Money Market Reserve Fund (Cost $5,712,478)(b)(c)	5,712,478	5,712,478
TOTAL INVESTMENTS–100.08% (Cost $1,911,931,198)		2,060,137,815
OTHER ASSETS LESS LIABILITIES–(0.08%)		(1,702,958)
NET ASSETS–100.00%		$2,058,434,857

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(c)	Effective October 15, 2004, INVESCO Treasurer’s Money Market Reserve Fund was renamed Premier Portfolio.

See accompanying notes which are an integral part of the financial statements.

Statement of Assets and Liabilities

August 31, 2004

Assets:
Investments, at market value (cost $1,906,218,720)	$2,054,425,337
Investments in affiliated money market funds (cost $5,712,478)	5,712,478
Total investments (cost $1,911,931,198)	2,060,137,815
Receivables for:
Fund shares sold	471,016
Dividends	3,187,496
Amount due from advisor	51,355
Investment for trustee deferred compensation and retirement plans	522,928
Other assets	67,623
Total assets	2,064,438,233

Liabilities:
Payables for:
Fund shares reacquired	3,219,534
Trustee deferred compensation and retirement plans	658,241
Accrued distribution fees	557,096
Accrued trustees’ fees	3,776
Accrued transfer agent fees	1,262,267
Accrued operating expenses	302,462
Total liabilities	6,003,376
Net assets applicable to shares outstanding	$2,058,434,857

Net assets consist of:
Shares of beneficial interest	$1,760,143,849
Undistributed net investment income	851,458
Undistributed net realized gain from investment securities	149,232,933
Unrealized appreciation of investment securities	148,206,617
$2,058,434,857

Net Assets:
Class A	$8,158,754
Class B	$1,390,294
Class C	$7,952,389
Class K	$2,002,751
Investor Class	$2,038,930,669

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	755,340
Class B	130,643
Class C	742,180
Class K	188,087
Investor Class	187,091,461
Class A:
Net asset value per share	$10.80
Offering price per share:
(Net asset value of $10.80 ÷ 94.50%)	$11.43
Class B:
Net asset value and offering price per share	$10.64
Class C:
Net asset value and offering price per share	$10.71
Class K:
Net asset value and offering price per share	$10.65
Investor Class:
Net asset value and offering price per share	$10.90

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

For the year ended August 31, 2004

Investment income:
Dividends	$34,324,529
Dividends from affiliated money market funds	245,040
Total investment income	34,569,569

Expenses:
Advisory fees	12,399,986
Administrative services fees	1,012,518
Custodian fees	291,821
Distribution fees:
Class A	31,032
Class B	17,744
Class C	94,805
Class K	70,747
Investor Class	3,893,759
Transfer agent fees:
Class A	17,203
Class B	5,859
Class C	35,220
Class K	192,701
Investor Class	5,542,345
Trustees’ fees and retirement benefits	54,295
Other	1,696,863
Total expenses	25,356,898
Less: Fees waived, expenses reimbursed and expense offset arrangements	(3,433,216)
Net expenses	21,923,682
Net investment income	12,645,887

Realized and unrealized gain (loss) from investment securities:
Net realized gain from investment securities	442,245,764
Change in net unrealized appreciation (depreciation) of investment securities	(369,446,192)
Net gain from investment securities	72,799,572
Net increase in net assets resulting from operations	$85,445,459

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the year ended August 31, 2004, the three months ended August 31, 2003 and the year ended May 31, 2003

	Year ended August 31, 2004	Three months ended August 31, 2003	Year ended May 31, 2003

Operations:
Net investment income	$12,645,887	$5,818,186	$24,807,474
Net realized gain (loss) from investment securities	442,245,764	40,441,687	(211,794,329)
Change in net unrealized appreciation (depreciation) of investment securities	(369,446,192)	83,219,495	(136,219,795)
Net increase (decrease) in net assets resulting from operations	85,445,459	129,479,368	(323,206,650)
Distributions to shareholders from net investment income:
Class A	(19,539)	(6,082)	(52,765)
Class B	—	—	(7,356)
Class C	—	(998)	—
Class K	—	—	(25,622)
Investor Class	(11,841,700)	(5,589,406)	(24,864,139)
Total distributions from net investment income	(11,861,239)	(5,596,486)	(24,949,882)
Distributions to shareholders from net realized gains:
Class A	(246,167)	—	—
Class B	(39,069)	—	—
Class C	(278,310)	—	—
Class K	(597,963)	—	—
Investor Class	(68,863,253)	—	—
Total distributions from net realized gains	(70,024,762)	—	—
Decrease in net assets resulting from distributions	(81,886,001)	(5,596,486)	(24,949,882)
Share transactions–net:
Class A	4,298,917	(1,000,540)	4,187,777
Class B	71,882	62,611	974,556
Class C	(2,415,544)	1,057,099	294,251
Class K	(23,309,936)	1,769,791	(2,275,396)
Investor Class	(518,858,620)	(86,425,065)	(322,823,704)
Net increase (decrease) in net assets resulting from share transactions	(540,213,301)	(84,536,104)	(319,642,516)
Net increase (decrease) in net assets	(536,653,843)	39,346,778	(667,799,048)

Net assets:
Beginning of period	2,595,088,700	2,555,741,922	3,223,540,970
End of period (including undistributed net investment income (loss) of $851,458, $(67,050) and $(288,750) for August 31, 2004, August 31, 2003 and May 31, 2003, respectively)	$2,058,434,857	$2,595,088,700	$2,555,741,922

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

August 31, 2004

NOTE 1—Significant Accounting Policies

INVESCO Core Equity Fund (the “Fund”) is a series portfolio of AIM Combination Stock & Bond Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of two separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On November 25, 2003, the Fund was restructured from a separate series of AIM Combination Stock & Bond Funds, Inc., formerly known as INVESCO Combination Stock & Bond Funds, Inc., to a new series portfolio of the Trust.

The Fund’s investment objective is to seek high total return through both growth and current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

Under the Trust’s organizational documents, the Fund’s officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E.	Expenses — Until March 31, 2004, each class bore expenses incurred specifically on its behalf (including 12b-1 plan fees) and in addition, each class bore a portion of general expenses, based on relative net assets of each class. Effective April 1, 2004, fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. (“AIM”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of the Fund’s average net assets as follows:

Average Net Assets	Rate
First $350 million	0.60%
From $350 million to $700 million	0.55%
From $700 million to $2 billion	0.50%
From $2 billion to $4 billion	0.45%
From $4 billion to $6 billion	0.40%
From $6 billion to $8 billion	0.375%
Over $8 billion	0.35%

For the period November 25, 2003 through August 31, 2004, the Fund paid advisory fees to AIM of $9,349,631. Prior to November 25, 2003, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. (“IFG”). For the period September 1, 2003, through November 24, 2003, the Fund paid advisory fees under similar terms to IFG of $3,050,355. Effective November 25, 2003, AIM entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. (“INVESCO”) whereby AIM pays INVESCO 40% of the fee paid by the Fund to AIM.

AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K and Investor Class shares to 1.50%, 2.15%, 2.15%, 1.60 and 1.40% of net assets, respectively. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class K and Investor Class shares to 2.00%, 2.65%, 2.65%, 2.10% and 1.90%, respectively, through August 31, 2005. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund’s day-to-day operations), or items designated as such by the Fund’s Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund, if any). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended August 31, 2004, AIM waived fees of $9,587.

For the period November 25, 2003 through August 31, 2004, AIM reimbursed class-specific expenses of the Fund of $0, $6,884, $0, $0 and $0 for Class A, Class B, Class C, Class K and Investor Class shares, respectively. Prior to November 25, 2003, IFG reimbursed class-specific expenses of the Fund of $0, $447, $0, $35,341 and $0 for Class A, Class B, Class C, Class K and Investor Class shares, respectively. Prior to November 25, 2003, IFG reimbursed fund level expenses of the Fund of $89,063.

For the year ended August 31, 2004, at the direction of the Trustees of the Trust, AMVESCAP PLC (“AMVESCAP”) has assumed $170,044 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM and INVESCO Funds, including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period November 25, 2003 through August 31, 2004, the Fund paid AIM $740,479 for such services. Prior to November 25, 2003, the Trust had an administrative services agreement with IFG. For the period September 1, 2003 through November 24, 2003, under similar terms, the Fund paid IFG $272,039 for such services.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. (“AISI”) a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. Prior to October 1, 2003, the Trust had a transfer agency and service agreement with IFG. For the period September 1, 2003 through September 30, 2003, the Fund paid IFG $18,420. For the period October 1, 2003 through August 31, 2004, the Fund paid AISI $5,774,908. AISI may make payments to intermediaries to provide omnibus account services, sub-accounting services and/or networking services.

The Trust has entered into a master distribution agreement with A I M Distributors, Inc. (“AIM Distributors”) to serve as the distributor for the Class A, Class B, Class C, Class K and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class K and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Class A, Class B, Class C and Class K Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.45% of the average daily net assets of Class K shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class K or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. The Fund, pursuant to the Investor Class Plan, pays AIM Distributors for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Pursuant to the Plans, for the year ended August 31, 2004, the Class A, Class B, Class C, Class K and Investor Class shares paid $31,032, $17,744, $94,805, $70,747 and $825,143, respectively. AIM has reimbursed $3,068,616 of Investor Class expenses related to an overpayment of prior period Rule 12b-1 fees paid to INVESCO Distributors, Inc., an AIM affiliate.

Front-end sales commissions and contingent deferred sales charges (“CDSC”) (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the year ended August 31, 2004, AIM Distributors advised the Fund that it retained $5,020 in front-end sales commissions from the sale of Class A shares and $1, $545, $2,619 and $0 from Class A, Class B, Class C and Class K shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of AIM, AISI, INVESCO and/or AIM Distributors.

NOTE 3—Investments in Affiliates

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”) and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended August 31, 2004.

Investments of Daily Available Cash Balances:

Fund	Market Value 08/31/03	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 08/31/04	Dividend Income	Realized Gain (Loss)
INVESCO Treasurer’s Money Market Reserve Fund(a)	$31,189,550	$576,232,161	$(601,709,233)	$—	$5,712,478	$245,040	$—
(a)	Effective October 15, 2004, INVESCO Treasurer’s Money Market Reserve Fund was renamed Premier Portfolio.

NOTE 4—Expense Offset Arrangements

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from commission rebates. For the year ended August 31, 2004, the Fund received credits in transfer agency fees of $3,768. During the year ended August 31, 2004 the fund participated in a commissions rebate program whereby a portion of commissions on trades placed through an administrator with a broker were rebated to the fund. These commission rebates were used to offset custodian fees in the amount of $49,466 payable to SSB, the custodian of the fund and administrator of the commissions rebate program. The commissions rebate program was discontinued in November 2003.

NOTE 5—Trustees’ Fees

Trustees’ fees represent remuneration paid to each Trustee of the Trust who is not an “interested person” of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

During the year ended August 31, 2004, the Fund paid legal fees of $5,544 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Borrowings

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund’s aggregate borrowings from all sources exceed 10% of the Fund’s total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended August 31, 2004, the Fund had average interfund borrowings for the number of days the borrowings were outstanding, in the amount of $6,180,625 with a weighted average interest rate of 1.70% and interest expense of $3,362.

Effective December 9, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company (“SSB”). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended August 31, 2004.

The Fund had available a committed Redemption Line of Credit Facility (“LOC”), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the year ended August 31, 2004. The agreement expired on December 3, 2003.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

The tax character of distributions paid during the year ended August 31, 2004, the three months ended August 31, 2003 and the year ended May 31, 2003 was as follows:

	Year ended August 31, 2004	Three months ended August 31, 2003	Year ended May 31, 2003
Distributions paid from:
Ordinary income	$11,861,239	$5,596,486	$24,949,882
Long-term capital gain	70,024,762	—	—
Total distributions	$81,886,001	$5,596,486	$24,949,882

Tax Components of Net Assets:

As of August 31, 2004, the components of net assets on a tax basis were as follows:

2004
Undistributed ordinary income	$21,152,608
Undistributed long-term gain	129,886,857
Unrealized appreciation — investments	147,768,830
Temporary book/tax differences	(517,287)
Shares of beneficial interest	1,760,143,849
Total net assets	$2,058,434,857

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

The Fund utilized $203,269,965 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund did not have a capital loss carryforward as of August 31, 2004.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended August 31, 2004 was $2,459,569,101 and $3,039,100,526, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$217,859,262
Aggregate unrealized (depreciation) of investment securities	(70,090,432)
Net unrealized appreciation of investment securities	$147,768,830

Cost of investments for tax purposes is $1,912,368,985.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of re-domestication expenses and directed brokerage transactions, on August 31, 2004, undistributed net investment income (loss) was increased by $133,860, undistributed net realized gain (loss) was decreased by $9,950,534 and shares of beneficial interest increased by $9,816,674. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class K shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class K shares and Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class K shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

Changes in Shares Outstanding(a)
	Year ended August 31, 2004		Three months ended August 31, 2003		Year ended May 31, 2003
	Shares	Amount	Shares	Amount	Shares	Amount
Sold:
Class A	846,231	$9,220,035	55,314	$586,906	811,049	$7,869,888
Class B	172,795	1,916,951	8,424	89,024	109,624	1,058,736
Class C	347,480	3,824,650	310,777	3,290,246	977,548	9,600,440
Class K	317,107	3,489,187	246,903	2,602,092	900,319	8,695,901
Investor Class	8,134,344	91,171,779	14,299,729	153,015,949	134,487,016	1,296,519,272
Issued as reinvestment of dividends:
Class A	23,566	259,409	516	5,603	5,018	49,151
Class B	3,324	36,128	—	—	557	5,441
Class C	24,516	268,687	87	944	—	—
Class K	55,112	597,963	—	—	2,620	25,622
Investor Class	6,779,303	75,325,167	469,968	5,146,153	2,317,437	22,900,224
Automatic conversion of Class B shares to Class A shares:(b)
Class A	10,734	120,595	—	—	—	—
Class B	(10,877)	(120,595)	—	—	—	—
Reacquired:
Class A	(483,474)	(5,301,122)	(148,933)	(1,593,049)	(390,387)	(3,731,262)
Class B	(163,693)	(1,760,602)	(2,484)	(26,413)	(9,405)	(89,621)
Class C	(591,818)	(6,508,881)	(210,499)	(2,234,091)	(962,681)	(9,306,189)
Class K	(2,542,717)	(27,397,086)	(78,856)	(832,301)	(1,199,935)	(10,996,919)
Investor Class	(61,121,306)	(685,355,566)	(22,839,113)	(244,587,167)	(169,909,141)	(1,642,243,200)
	(48,199,373)	$(540,213,301)	(7,888,167)	$(84,536,104)	(32,860,361)	$(319,642,516)
(a)	There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 11.50% of the outstanding shares of the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.
(b)	Prior to the year ended August 31, 2004, conversion of Class B shares to Class A shares were included in Class A shares sold and Class B shares reacquired.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Year ended August 31, 2004		Three months ended August 31, 2003		Year ended May 31, 2003	April 1, 2002 (Date sales commenced) to May 31, 2002
Net asset value, beginning of period	$10.86		$10.35		$11.56	$12.34
Income from investment operations:
Net investment income	0.02	(a)	0.00		0.15	0.01
Net gains (losses) on securities (both realized and unrealized)	0.25		0.53		(1.21)	(0.71)
Total from investment operations	0.27		0.53		(1.06)	(0.70)
Less distributions:
Dividends from net investment income	(0.02)		(0.02)		(0.15)	(0.08)
Distributions from net realized gains	(0.31)		—		—	—
Total distributions	(0.33)		(0.02)		(0.15)	(0.08)
Net asset value, end of period	$10.80		$10.86		$10.35	$11.56
Total return(b)	2.48%		5.09%		(9.09)%	(5.67)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$8,159		$3,893		$4,674	$297
Ratio of expenses to average net assets	1.25	%(c)(d)	1.26	%(e)	1.23%	0.99	%(e)
Ratio of net investment income to average net assets	0.18	%(c)	0.64	%(e)	0.92%	1.41	%(e)
Portfolio turnover rate(f)	104%		14%		36%	25%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not include sales charges.
(c)	Ratios are based on average daily net assets of $8,866,420.
(d)	After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and expense reimbursements was 1.26%,
(e)	Annualized.
(f)	Not annualized for periods less than one year.

NOTE 11—Financial Highlights (continued)

	Class B
	Year ended August 31, 2004		Three months ended August 31, 2003		Year ended May 31, 2003	April 1, 2001 (Date sales commenced) to May 31, 2002
Net asset value, beginning of period	$10.76		$10.27		$11.54	$12.34
Income from investment operations:
Net investment income (loss)	(0.06	)(a)	0.00		0.00 (a)	0.01
Net gains (losses) on securities (both realized and unrealized)	0.25		0.49		(1.17)	(0.73)
Total from investment operations	0.19		0.49		(1.17)	(0.72)
Less distributions:
Dividends from net investment income	—		—		(0.10)	(0.08)
Distributions from net realized gains	(0.31)		—		—	—
Total distributions	(0.31)		—		(0.10)	(0.08)
Net asset value, end of period	$10.64		$10.76		$10.27	$11.54
Total return(b)	1.71%		4.77%		(10.11)%	(5.83)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$1,390		$1,390		$1,264	$258
Ratio of expenses to average net assets:
With fee waivers and expense reimbursements	1.98	%(c)	2.16	%(d)	2.16%	1.62	%(d)
Without fee waivers and expense reimbursements	2.41	%(c)	2.35	%(d)	2.57%	1.62	%(d)
Ratio of net investment income (loss) to average net assets	(0.55	)%(c)	(0.19	)%(d)	(0.05)%	0.84	%(d)
Portfolio turnover rate(e)	104%		14%		36%	25%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not include sales charges.
(c)	Ratios are based on average daily net assets of $1,774,393.
(d)	Annualized.
(e)	Not annualized for periods less than one year.

NOTE 11—Financial Highlights (continued)

	Class C
	Year ended August 31, 2004		Three months ended August 31, 2003		Year ended May 31,			February 15, 2000 (Date sales commenced) to May 31, 2000
					2003	2002	2001
Net asset value, beginning of period	$10.85		$10.34		$11.51	$13.77	$15.32	$14.55
Income from investment operations:
Net investment income (loss)	(0.08	)(a)	0.00		(0.01)	0.05	0.18	0.12
Net gains (losses) on securities (both realized and unrealized)	0.25		0.51		(1.16)	(1.86)	(0.38)	0.84
Total from investment operations	0.17		0.51		(1.17)	(1.81)	(0.20)	0.96
Less distributions:
Dividends from net investment income	—		(0.00)		—	(0.45)	(1.35)	(0.19)
Distributions from net realized gains	(0.31)		—		—	—	—	—
Total distributions	(0.31)		—		—	(0.45)	(1.35)	(0.19)
Net asset value, end of period	$10.71		$10.85		$10.34	$11.51	$13.77	$15.32
Total return(b)	1.50%		4.94%		(10.17)%	(13.17)%	(1.22)%	6.66%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$7,952		$10,435		$8,912	$9,747	$10,404	$1,388
Ratio of expenses to average net assets	2.13	%(c)(d)	2.12	%(e)	2.20%	1.90%	1.73%	1.67	%(e)
Ratio of net investment income (loss) to average net assets	(0.70	)%(c)	(0.15	)%(e)	(0.12)%	0.40%	0.75%	0.94	%(e)
Portfolio turnover rate(f)	104%		14%		36%	25%	36%	50%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year and do not include sales changes.
(c)	Ratios are based on average daily net assets of $9,480,511.
(d)	After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and expense reimbursements was 2.14%.
(e)	Annualized.
(f)	Not annualized for periods less than one year.

NOTE 11—Financial Highlights (continued)

	Class K
	Year ended August 31, 2004		Three months ended August 31, 2003		Year ended May 31,			December 14, 2000 (Date sales commenced) to May 31, 2001
					2003		2002
Net asset value, beginning of period	$10.75		$10.25		$11.41		$13.84	$14.38
Income from investment operations:
Net investment income (loss)	(0.07	)(a)	0.00	(a)	0.01	(a)	0.20	(0.05)
Net gains (losses) on securities (both realized and unrealized)	0.28		0.50		(1.16)		(1.98)	(0.48)
Total from investment operations	0.21		0.50		(1.15)		(1.78)	(0.53)
Less distributions:
Dividends from net investment income	—		—		(0.01)		(0.65)	(0.01)
Distributions from net realized gains	(0.31)		—		—		—	—
Total distributions	(0.31)		—		(0.01)		(0.65)	(0.01)
Net asset value, end of period	$10.65		$10.75		$10.25		$11.41	$13.84
Total return(b)	1.90%		4.88%		(10.07)%		(12.91)%	(3.68)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$2,003		$25,351		$22,450		$28,372	$1
Ratio of expenses to average net assets	2.11	%(c)(d)	2.11	%(e)	1.98	%(d)	1.18%	3.00	%(e)
Ratio of net investment income (loss) to average net assets	(0.68	)%(c)	(0.14	)%(e)	0.08%		1.08%	(0.71	)%(e)
Portfolio turnover rate(f)	104%		14%		36%		25%	36%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $15,721,533.
(d)	After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and expense reimbursements was 2.34%. and 2.63% for the years ended August 31, 2004 and May 31,2003, respectively.
(e)	Annualized.
(f)	Not annualized for periods less than one year.

NOTE 11—Financial Highlights (continued)

	Investor Class
	Year ended August 31, 2004		Three months ended August 31, 2003		Year ended May 31,
					2003	2002	2001	2000
Net asset value, beginning of period	$10.95		$10.43		$11.60	$13.91	$15.45	$15.85
Income from investment operations:
Net investment income (loss)	0.06	(a)	0.02		0.10	0.16	0.22	0.24
Net gains (losses) on securities (both realized and unrealized)	0.25		0.52		(1.17)	(1.88)	(0.31)	1.05
Total from investment operations	0.31		0.54		(1.07)	(1.72)	(0.09)	1.29
Less distributions:
Dividends from net investment income	(0.05)		(0.02)		(0.10)	(0.59)	(1.45)	(1.69)
Distributions from net realized gains	(0.31)		—		—	—	—	—
Total distributions	(0.36)		(0.02)		(0.10)	(0.59)	(1.45)	(1.69)
Net asset value, end of period	$10.90		$10.95		$10.43	$11.60	$13.91	$15.45
Total return(b)	2.83%		5.22%		(9.18)%	(12.42)%	(0.45)%	8.46%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$2,038,931		$2,554,020		$2,518,441	$3,184,866	$4,120,025	$4,405,739
Ratio of expenses to average net assets	0.89	%(c)(d)	1.05	%(e)	1.08%	1.02%	0.96%	0.93%
Ratio of net investment income to average net assets	0.54	%(c)	0.91	%(e)	0.99%	1.27%	1.47%	1.52%
Portfolio turnover rate(f)	104%		14%		36%	25%	36%	50%
(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year.
(c)	Ratios are based on average daily net assets of $2,380,820,638.
(d)	After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and expense reimbursements was 1.03%.
(e)	Annualized.
(f)	Not annualized for periods less than one year.

NOTE 12—Legal Proceedings

Terms used in this Legal Proceedings Note are defined terms solely for the purpose of this note.

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

As described more fully below, INVESCO Funds Group, Inc. (“IFG”), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. (“AIM”), the Fund’s investment advisor, and A I M Distributors, Inc. (“ADI”), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), the Colorado Division of Securities (“CODS”) and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Settled Enforcement Actions and Investigations Related to Market Timing

On October 8, 2004, AMVESCAP PLC (“AMVESCAP”), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities (“CODS”) with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI will be paid by November 7, 2004.

The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG’s

NOTE 12—Legal Proceedings (continued)

sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

As referenced by the SEC in the SEC’s settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

At the direction of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total $375 million. Additionally, management fees on the AIM Funds will be reduced by $15 million per year for the next five years. Whether and to what extent management fees will be reduced for any particular AIM Fund is unknown at the present time. Also, the manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund’s financial statements in the future.

At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

Ongoing Regulatory Inquiries Concerning IFG and AIM

IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. (“NASD”), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor (“DOL”) and the United States Attorney’s Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney’s Office for the Southern District of New York, the United States Attorney’s Office for the Central District of California, the United States Attorney’s Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. (“AIM Management”), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds’ advisory agreements; interest; and attorneys’ and experts’ fees.

All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the “MDL Court”) for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP’s 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.

NOTE 12—Legal Proceedings (continued)

Private Civil Actions Alleging Improper Use of Fair Value Pricing

Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys’ fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds’ advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys’ and experts’ fees.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys’ and experts’ fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds’ advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys’ and experts’ fees.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees

and Shareholders of INVESCO Total Return Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Total Return Fund now known as AIM Total Return Fund (one of the funds constituting AIM Combination Stock & Bond Funds, formerly known as INVESCO Combination Stock & Bond Funds, Inc.; hereafter referred to as the “Fund”) at August 31, 2004, the results of its operations for the year then ended, the changes in its net assets for the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

October 22, 2004

Houston, Texas

FINANCIALS

Schedule of Investments

August 31, 2004

	Shares	Market Value

Common Stocks–59.67%

Aerospace & Defense–2.41%
Honeywell International Inc.	205,400	$7,390,292
United Technologies Corp.	97,230	9,130,869
		16,521,161

Aluminum–0.84%
Alcoa Inc.	177,450	5,745,831

Asset Management & Custody Banks–0.84%
Bank of New York Co., Inc. (The)	193,250	5,758,850

Biotechnology–0.69%
Amgen Inc.(a)	80,220	4,756,244

Communications Equipment–2.86%
Cisco Systems, Inc.(a)	617,420	11,582,799
Motorola, Inc.	173,330	2,799,279
QUALCOMM Inc.	136,120	5,179,366
		19,561,444

Computer Hardware–2.03%
Dell Inc.(a)	249,160	8,680,734
International Business Machines Corp.	61,980	5,249,086
		13,929,820

Computer Storage & Peripherals–0.91%
EMC Corp.(a)	576,070	6,204,274

Construction & Farm Machinery & Heavy Trucks–0.70%
Deere & Co.	75,350	4,767,394

Consumer Finance–0.95%
MBNA Corp.	268,600	6,484,004

Data Processing & Outsourced Services–0.85%
First Data Corp.	137,340	5,802,615

Diversified Chemicals–1.40%
E. I. du Pont de Nemours & Co.	125,190	5,290,529
PPG Industries, Inc.	71,710	4,286,107
		9,576,636

Drug Retail–1.46%
Walgreen Co.	273,460	9,967,617

Electrical Components & Equipment–0.92%
Emerson Electric Co.	100,878	6,279,655

	Shares	Market Value

Electronic Equipment Manufacturers–0.81%
Flextronics International Ltd. (Singapore)(a)	228,850	$2,840,028
Sanmina-SCI Corp.(a)	394,410	2,729,317
		5,569,345

Forest Products–0.75%
Weyerhaeuser Co.	82,650	5,166,452

General Merchandise Stores–1.28%
Target Corp.	196,890	8,777,356

Health Care Equipment–1.18%
Boston Scientific Corp.(a)	103,310	3,691,266
Medtronic, Inc.	88,740	4,414,815
		8,106,081

Home Improvement Retail–2.14%
Home Depot, Inc. (The)	338,280	12,367,517
Sherwin-Williams Co. (The)	54,610	2,255,393
		14,622,910

Household Products–0.74%
Procter & Gamble Co. (The)	89,942	5,034,054

Hypermarkets & Super Centers–0.54%
Wal-Mart Stores, Inc.	70,490	3,712,708

Industrial Conglomerates–1.70%
General Electric Co.	354,900	11,637,171

Industrial Gases–2.33%
Air Products & Chemicals, Inc.	120,320	6,302,362
Praxair, Inc.	238,220	9,666,968
		15,969,330

Industrial Machinery–3.61%
Eaton Corp.	172,586	10,415,565
Illinois Tool Works Inc.	69,280	6,324,571
Ingersoll-Rand Co.–Class A (Bermuda)	122,750	7,979,978
		24,720,114

Internet Retail–0.91%
eBay Inc.(a)	71,710	6,205,783

Investment Banking & Brokerage–3.96%
Goldman Sachs Group, Inc. (The)	113,030	10,133,140
Lehman Brothers Holdings Inc.	134,420	9,932,294
Merrill Lynch & Co., Inc.	137,340	7,013,954
		27,079,388

	Shares	Market Value

Movies & Entertainment–0.65%
Viacom Inc.–Class B	133,690	$4,453,214

Other Diversified Financial Services–2.47%
Citigroup Inc.	247,940	11,549,045
JPMorgan Chase & Co.	136,120	5,387,630
		16,936,675

Paper Products–0.74%
International Paper Co.	126,400	5,058,528

Pharmaceuticals–6.26%
Johnson & Johnson	313,570	18,218,417
Lilly (Eli) & Co.	63,210	4,010,675
Pfizer Inc.	498,310	16,279,788
Wyeth	117,890	4,311,237
		42,820,117

Semiconductor Equipment–0.69%
Applied Materials, Inc.(a)	296,560	4,712,338

Semiconductors–3.57%
Altera Corp.(a)	235,790	4,461,147
Analog Devices, Inc.	77,320	2,684,550
Intel Corp.	393,790	8,383,789
Linear Technology Corp.	158,000	5,651,660
Maxim Integrated Products, Inc.	75,350	3,272,451
		24,453,597

Soft Drinks–0.64%
PepsiCo, Inc.	87,510	4,375,500

Specialty Stores–1.06%
Bed Bath & Beyond Inc.(a)	117,890	4,411,444
Tiffany & Co.	91,150	2,821,093
		7,232,537

Systems Software–2.81%
Microsoft Corp.	498,310	13,603,863
Symantec Corp.(a)	117,890	5,654,004
		19,257,867

Thrifts & Mortgage Finance–3.97%
Fannie Mae	160,459	11,946,173
PMI Group, Inc. (The)	178,660	7,419,750
Radian Group Inc.	176,230	7,806,989
		27,172,912
Total Common Stocks (Cost $394,465,198)		408,429,522

	Principal Amount
Bonds & Notes–13.17%

Air Freight & Logistics–0.14%
FedEx Corp., Notes, 9.65%, 06/15/12	$730,000	955,555

	Principal Amount	Market Value

Automobile Manufacturers–0.32%
DaimlerChrysler North America Holding Corp., Global Notes, 6.50%, 11/15/13	$1,000,000	$1,079,930
Unsec. Gtd. Global Notes, 8.50%, 01/18/31	915,000	1,118,261
		2,198,191

Broadcasting & Cable TV—0.65%
Clear Channel Communications, Inc., Sr. Unsec. Notes, 5.00%, 03/15/12	700,000	689,857
Comcast Cable Communications, Inc., Sr. Unsec. Unsub. Notes, 6.75%, 01/30/11	1,570,000	1,738,273
Continental Cablevision, Inc., Sr. Unsec. Deb., 9.50%, 08/01/13	1,690,000	1,877,472
Cox Communications, Inc., Sr. Unsec. Notes, 6.75%, 03/15/11	150,000	159,106
		4,464,708

Consumer Finance–2.47%
Capital One Bank, Sub. Notes, 6.50%, 06/13/13	1,990,000	2,147,389
Ford Motor Credit Co., Global Notes, 7.88%, 06/15/10	1,170,000	1,302,187
Unsec. Global Notes, 7.38%, 10/28/09	865,000	945,393
General Motors Acceptance Corp., Floating Rate Notes, 2.56%, 07/16/07(b)	975,000	976,728
Unsec. Unsub. Global Notes, 6.13%, 02/01/07	5,000,000	5,269,700
6.13%, 08/28/07	1,690,000	1,788,797
Household Finance Corp., Sr. Unsec. Global Notes, 6.75%, 05/15/11	1,100,000	1,234,387
MBNA Corp., Notes, 6.13%, 03/01/13	3,000,000	3,238,380
		16,902,961

Diversified Banks–1.03%
Bank of America Corp., Jr. Unsec. Sub. Global Notes, 7.40%, 01/15/11	1,500,000	1,749,390
Wells Fargo & Co., Unsec. Global Notes, 5.25%, 12/01/07	5,030,000	5,301,570
		7,050,960

Electric Utilities–1.14%
Columbus Southern Power Co.-Series C, Sr. Unsec. Global Notes, 5.50%, 03/01/13	2,400,000	2,506,440
Pacific Gas & Electric Co., First Mortgage Bonds, 6.05%, 03/01/34	1,720,000	1,729,181
PPL Energy Supply LLC-Series A, Sr. Unsec. Global Notes, 6.40%, 11/01/11	550,000	599,423
TXU Energy Co., Sr. Global Notes, 6.13%, 03/15/08	1,045,000	1,119,947
7.00%, 03/15/13	1,640,000	1,842,835
		7,797,826

Food Retail–0.59%
Kroger Co. (The), Sr. Unsec. Gtd. Global Notes, 7.50%, 04/01/31	1,500,000	1,738,395
Safeway Inc., Sr. Unsec. Notes, 5.80%, 08/15/12	2,200,000	2,301,420
		4,039,815

	Principal Amount	Market Value

Forest Products–0.23%
Weyerhaeuser Co., Unsec. Global Deb., 7.38%, 03/15/32	$1,360,000	$1,559,090

Homebuilding–0.21%
Centex Corp., Sr. Unsec. Notes, 5.70%, 05/15/14	1,390,000	1,418,328

Household Products–0.38%
Procter & Gamble Co. (The), Global Notes, 4.75%, 06/15/07	2,520,000	2,631,863

Integrated Telecommunication Services–1.37%
British Telecommunications PLC (United Kingdom), Global Bonds, 8.88%, 12/15/30	355,000	462,384
Deutsche Telekom International Finance B.V. (Netherlands), Unsec. Gtd. Unsub. Global Bonds, 8.75%, 06/15/30	785,000	1,006,048
Sprint Capital Corp., Unsec. Gtd. Global Notes, 8.75%, 03/15/32	280,000	354,463
Telecom Italia Capital (Luxembourg)–Class B, Gtd. Notes, 5.25%, 11/15/13 (Acquired 10/22/03; Cost $1,680,653)(c)	1,685,000	1,715,027
Verizon Global Funding Corp., Sr. Unsec. Global Notes, 6.13%, 06/15/07	5,030,000	5,420,429
Sr. Unsec. Unsub. Global Notes, 7.75%, 12/01/30	380,000	449,996
		9,408,347

Investment Banking & Brokerage–0.74%
Goldman Sachs Group, Inc. (The), Global Notes, 4.75%, 07/15/13	930,000	913,046
Lehman Brothers Holdings Inc., Unsec. Unsub. Global Notes, 3.50%, 08/07/08	715,000	710,789
Merrill Lynch & Co., Inc.–Series B, Medium Term Notes, 5.30%, 09/30/15	345,000	352,055
Morgan Stanley, Sr. Unsec. Unsub. Global Notes, 5.30%, 03/01/13	3,000,000	3,077,070
		5,052,960

Movies & Entertainment–0.19%
News America Inc., Sr. Unsec. Gtd. Global Notes,, 6.55%, 03/15/33	1,220,000	1,278,141

Multi-Line Insurance–0.40%
American General Finance Corp–Series H, Medium Term Global Notes, 4.00%, 03/15/11	1,135,000	1,104,832
Loews Corp., Unsec. Unsub. Notes, 5.25%, 03/15/16	1,655,000	1,602,785
		2,707,617

Multi-Utilities & Unregulated Power–0.66%
Duke Energy Field Services Corp., Sr. Unsec. Notes, 8.13%, 08/16/30	2,115,000	2,615,938
PSE&G Power LLC, Sr. Unsec. Gtd. Global Notes, 6.95%, 06/01/12	1,735,000	1,926,648
		4,542,586

	Principal Amount	Market Value

Oil & Gas Exploration & Production–0.17%
XTO Energy, Inc., Unsec. Notes, 4.90%, 02/01/14	$1,175,000	$1,162,322

Oil & Gas Refining, Marketing & Transportation–0.14%
Valero Energy Corp., Unsec. Notes, 7.50%, 04/15/32	800,000	931,400

Other Diversified Financial Services–1.17%
Citigroup Inc., Sr. Unsec. Global Notes, 4.13%, 06/30/05	5,030,000	5,105,098
JPMorgan Chase & Co., Sub. Global Notes, 6.75%, 02/01/11	1,740,000	1,954,055
Pemex Project Funding Master Trust, Unsec. Gtd. Unsub. Global Notes, 8.00%, 11/15/11	840,000	962,766
		8,021,919

Property & Casualty Insurance–0.09%
St. Paul Cos., Inc. (The), Sr. Unsec. Notes, 5.75%, 03/15/07	600,000	633,030

Real Estate–0.37%
Simon Property Group, L.P., Unsec. Unsub. Global Notes, 6.35%, 08/28/12	2,335,000	2,542,371

Reinsurance–0.13%
Zurich Reinsurance Centre Holdings, Inc., Sr. Notes, 7.13%, 10/15/23	1,000,000	893,000

Sovereign Debt–0.27%
United Mexican States (Mexico), Global Notes, 7.50%, 01/14/12	1,500,000	1,698,225
Series A, Medium Term Global Notes, 7.50%, 04/08/33	145,000	153,504
		1,851,729

Thrifts & Mortgage Finance–0.25%
Washington Mutual Bank, FA, Series 11, Sub. Global Notes, 6.88%, 06/15/11	1,500,000	1,695,045

Wireless Telecommunication Services–0.06%
AT&T Wireless Services Inc., Sr. Unsec. Unsub. Global Notes, 8.75%, 03/01/31	325,000	421,050
Bonds & Notes (Cost $87,761,381)		90,160,814
Asset-Backed Securities–8.40%

Collateralized Mortgage Obligations–8.40%
ABN AMRO Mortgage Corp.–Series 2003-10, Class A1, Pass Through Ctfs., 4.50%, 09/25/18	3,016,891	3,004,546
Accredited Mortgage Loan Trust–Series 2003-3, Class A3, Floating Rate Pass Through Ctfs., 2.00%, 01/25/34(d)	3,206,116	3,213,959
Capital One Multi-Asset Execution Trust–Series 2003-B4, Floating Rate Pass Through Ctfs., 2.40%, 07/15/11(d)	2,195,000	2,235,139

	Principal Amount	Market Value

Collateralized Mortgage Obligations–(Continued)
Chase Funding Mortgage Loan–Series 2003-6, Class 2A2, Floating Rate Pass Through Ctfs., 1.91%, 11/25/34 (d)	$4,000,000	$4,002,392
Countrywide Asset-Backed Ctfs.–Series 2004-6, Class 2A5, Floating Rate Pass Through Ctfs., 2.01%, 11/25/34 (d)	2,960,996	2,962,765
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR3, Class 5A1, Pass Through Ctfs., 4.83%, 04/25/34	2,776,820	2,828,015
Series 2004-AR7, Class 2A1, Pass Through Ctfs., 4.91%, 11/25/34	2,808,698	2,842,656
Fannie Mae Grantor Trust–Series 2004-T1, Class 2A, Pass Through Ctfs., 3.80%, 08/25/43	2,085,714	2,179,081
Fannie Mae Whole Loan, Series 2003-W19, Class 1A3, Pass Through Ctfs., 4.78%, 11/25/33	1,290,000	1,324,153
Series 2004-W2, Class 4A, Pass Through Ctfs., 4.32%, 02/25/44	2,161,140	2,215,630
Impac CMB Trust-Class A1, Series 2003-12, Floating Rate Pass Through Ctfs., 2.00%,12/25/33(d)	861,259	861,773
Series 2004-1, Floating Rate Pass Through Ctfs., 1.95%, 03/25/34(d)	2,612,254	2,632,287
Long Beach Mortgage Loan Trust–Series 2004-1, Class A3, Floating Rate Pass Through Ctfs., 1.91%, 02/25/34(d)	2,445,207	2,447,836
MLCC Mortgage Investors, Inc.–Series 2003-G, Class A1, Floating Rate Pass Through Ctfs., 1.93%, 01/25/29(d)	3,670,800	3,671,727
Morgan Stanley Mortgage Loan Trust–Series 2004-6AR, Class 2A2, Pass Through Ctfs., 4.22%, 08/25/34	2,935,914	2,960,686
Residential Asset Mortgage Products, Inc.–Series 2003-RS2, Class AII, Floating Rate Pass Through Ctfs., 1.96%, 03/25/33(d)	2,246,632	2,251,934
Specialty Underwriting & Residential Finance Trust–Series 2003-BC3, Class A, Floating Rate Pass Through Ctfs., 1.97%, 08/25/34(d)	1,881,229	1,887,177
Structured Adjustable Rate Mortgage Loan–Series 2004-3AC, Class A1, Pass Through Ctfs., 4.94%, 03/25/34	2,684,045	2,718,592
Structured Asset Securities Corp., Series 2003-37A, Class 7A, Pass Through Ctfs., 4.89%, 12/25/33	3,270,342	3,337,365
Series 2003-S2, Class A1, Floating Rate Pass Through Ctfs., 1.87%, 12/25/33(d)	1,550,382	1,552,563
Series 2004-2AC, Class A1, Pass Through Ctfs., 5.06%, 02/25/34	5,077,187	5,162,411
Vanderbuilt Mortgage & Finance, Inc.–Series 2002-B, Class A4, Pass Through Ctfs., 5.84%, 02/07/26	1,160,000	1,168,204
Total Asset-Backed Securities (Cost $57,399,012)		57,460,891

	Principal Amount	Market Value

U.S. Government Agency Securities–1.74%

Federal National Mortgage Association (FNMA)–1.74%
Unsec. Global Notes, 3.25%, 08/15/08 (Cost $11,877,024)	$12,000,000	$11,939,102
U.S. Mortgage-Backed Securities–5.52%

Federal National Mortgage Association (FNMA)–3.62%
Floating Rate Pass Through Ctfs.,(d) 4.33%, 08/01/33	6,723,633	6,843,935
4.60%, 11/01/33	4,190,772	4,304,642
5.16%, 11/01/33	1,966,439	2,035,759
4.32%, 03/01/34	2,837,507	2,893,278
Pass Through Ctfs. 4.50%, 06/01/18 to 09/01/33	2,948,539	2,846,025
5.00%, 02/01/19	5,709,725	5,835,270
		24,758,909

Government National Mortgage Association (GNMA)–1.90%
Pass Through Ctfs., 5.00%, 03/15/18	3,065,441	3,156,041
6.00%, 07/15/28 to 04/15/29	6,427,434	6,701,173
5.50%, 12/15/31	3,099,966	3,169,436
		13,026,650
Total U.S. Mortgage-Backed Securities (Cost $37,077,790)		37,785,559
U.S. Treasury Securities–8.06%

U.S. Treasury Bonds–2.98%
7.25%, 05/15/16	3,965,000	4,985,987
6.00%, 02/15/26	13,610,000	15,406,946
		20,392,933

U.S. Treasury Notes–5.08%
3.63%, 07/15/09	6,735,000	6,829,694
4.25%, 11/15/13	27,575,000	27,911,139
		34,740,833
Total U.S. Treasury Securities (Cost $54,299,100)		55,133,766

	Shares
Money Market Funds–4.04%

Money Market Funds–4.04%
INVESCO Treasurer's Money Market Reserve Fund (Cost $27,662,098)(e)(f)	27,662,098	27,662,098
Total Money Market Funds (Cost $27,662,098)		27,662,098
TOTAL INVESTMENTS–100.60% (Cost $670,541,603)		688,571,752
OTHER ASSETS LESS LIABILITIES–(0.60%)		(4,107,725)
NET ASSETS–100.00%		$684,464,027

Investment Abbreviations:

Ctfs.	Certificates
Deb.	Debentures
Gtd.	Guaranteed
Jr.	Junior
Sr.	Senior
Sub.	Subordinated
Unsec.	Unsecured
Unsub.	Unsubordinated

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Interest rate is redetermined quarterly. Rate shown is the rate in effect on August 31, 2004.
(c)	Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of this security. The market value of this security at August 31, 2004 represented 0.25% of the Fund's net assets. This security is considered to be illiquid.
(d)	Interest rate is redetermined monthly. Rate shown is the rate in effect on August 31, 2004.
(e)	The money market fund and the fund are affiliated by having the same investment advisor. See Note 3.
(f)	Effective October 15, 2004, INVESCO Treasurer’s Money Market Reserve Fund was renamed Premier Portfolio.

See accompanying notes which are an integral part of the financial statements.

Statement of Assets and Liabilities

August 31, 2004

Assets:
Investments, at market value (cost $642,879,505)	$660,909,654
Investments in affiliated money market funds (cost $27,662,098)	27,662,098
Total investments (cost $670,541,603)	688,571,752
Receivables for:
Investments sold	6,804,612
Fund shares sold	654,560
Dividends and interest	2,714,079
Amount due from advisor	31,547
Investment for trustee deferred compensation and retirement plans	250,998
Other assets	33,774
Total assets	699,061,322

Liabilities:
Payables for:
Investments purchased	11,390,674
Fund shares reacquired	1,628,591
Dividends	666
Trustee deferred compensation and retirement plans	319,417
Accrued distribution fees	142,258
Accrued trustees’ fees	2,666
Accrued transfer agent fees	968,793
Accrued operating expenses	144,230
Total liabilities	14,597,295
Net assets applicable to shares outstanding	$684,464,027

Net assets consist of:
Shares of beneficial interest	$773,094,103
Undistributed net investment income	1,122,098
Undistributed net realized gain from investment securities	(107,782,323)
Unrealized appreciation of investment securities	18,030,149
$684,464,027

Net Assets:
Class A	$4,393,063
Class B	$1,675,876
Class C	$2,448,531
Investor Class	$675,936,007
Institutional Class	$10,550

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	193,044
Class B	74,179
Class C	107,534
Investor Class	29,009,646
Institutional Class	463
Class A :
Net asset value per share	$22.76
Offering price per share:
(Net asset value of $22.76 ÷ 94.50%)	$24.08
Class B :
Net asset value and offering price per share	$22.59
Class C :
Net asset value and offering price per share	$22.77
Investor Class:
Net asset value and offering price per share	$23.30
Institutional Class:
Net asset value and offering price per share	$22.79

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

For the year ended August 31, 2004

Investment income:
Interest	$13,712,716
Dividends	8,044,670
Dividends from affiliated money market funds*	171,440
Total investment income	21,928,826

Expenses:
Advisory fees	6,245,872
Administrative services fees	386,543
Custodian fees	114,565
Distribution fees:
Class A	19,967
Class B	12,403
Class C	26,234
Investor Class	2,186,007
Transfer agent fees:
Class A	16,916
Class B	4,202
Class C	12,312
Investor Class	3,564,420
Institutional Class	69
Trustees’ fees and retirement benefits	25,059
Other	445,439
Total expenses	13,060,008
Less: Fees waived, expenses reimbursed and expense offset arrangement	(2,156,515)
Net expenses	10,903,493
Net investment income	11,025,333

Realized and unrealized gain (loss) from investment securities:
Net realized gain from investment securities	61,336,227
Change in net unrealized appreciation (depreciation) of investment securities	(29,092,439)
Net gain from investment securities	32,243,788
Net increase in net assets resulting from operations	$43,269,121

*	Dividends from affiliated money market funds are net of income rebate paid to security lending counterparties.

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the year ended August 31, 2004, the three months ended August 31, 2003 and the year ended May 31, 2003

	Year ended August 31, 2004	Three months ended August 31, 2003	Year ended May 31, 2003

Operations:
Net investment income	$11,025,333	$3,024,261	$16,553,453
Net realized gain (loss) from investment securities	61,336,227	20,906,503	(45,793,592)
Change in net unrealized appreciation (depreciation) of investment securities	(29,092,439)	(112,076)	(34,951,619)
Net increase (decrease) in net assets resulting from operations	43,269,121	23,818,688	(64,191,758)
Distributions to shareholders from net investment income:
Class A	(67,933)	(1,973)	(25,176)
Class B	(3,942)	(1,490)	(21,711)
Class C	(9,899)	(1,541)	(20,992)
Investor Class	(9,694,796)	(3,024,119)	(42,820,938)
Institutional Class	(125)	—	—
Decrease in net assets resulting from distributions	(9,776,695)	(3,029,123)	(42,888,817)
Share transactions–net:
Class A	3,712,573	(47,230)	466,067
Class B	1,061,019	20,223	488,034
Class C	1,522,814	33,933	241,031
Investor Class	(143,480,185)	(45,341,552)	(162,395,164)
Institutional Class	10,572	—	—
Net increase (decrease) in net assets resulting from share transactions	(137,173,207)	(45,334,626)	(161,200,032)
Net increase (decrease) in net assets	(103,680,781)	(24,545,061)	(268,280,607)

Net assets:
Beginning of year	788,144,808	812,689,869	1,080,970,476
End of year (including undistributed net investment income of $1,122,098, $(76,542) and $(23,154) for August 31, 2004, August 31, 2003 and May 31, 2003, respectively)	$684,464,027	$788,144,808	$812,689,869

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

August 31, 2004

NOTE 1—Significant Accounting Policies

INVESCO Total Return Fund (the “Fund”) is a series portfolio of AIM Combination Stock & Bond Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of two separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. On November 25, 2003, the Fund was restructured from a separate series of AIM Combination Stock & Bond Funds, Inc., formerly known as INVESCO Combination Stock & Bond Funds, Inc., to a new series portfolio of the Trust.

The Fund’s investment objective is to seek high total return through both growth and current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

Under the Trust’s organizational documents, the Fund’s officers, trustees, employees and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specifically authorized by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”). Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund’s net asset value. If a development/event is so significant such that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees. Adjustments to closing prices to reflect fair value on affected foreign securities may be provided by an independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs, domestic and foreign index futures and exchange-traded funds.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E.	Expenses — Until March 31, 2004, each class bore expenses incurred specifically on its behalf (including 12b-1 plan fees) and in addition, each class bore a portion of general expenses, based on relative net assets of each class. Effective April 1, 2004, fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. (“AIM”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee based on the annual rate of the Fund’s average net assets as follows:

Average Net Assets	Rate
First $500 million	0.75%
From $500 million to $1 billion	0.65%
From $1 billion to $2 billion	0.50%
From $2 billion to $4 billion	0.45%
From $4 billion to $6 billion	0.40%
From $6 billion to $8 billion	0.375%
Over $8 billion	0.35%

For the period November 25, 2003 through August 31, 2004, the Fund paid advisory fees to AIM of $4,795,328. Prior to November 25, 2003, the Trust had an investment advisory agreement with INVESCO Funds Group, Inc. (“IFG”). For the period September 1, 2003 through November 24, 2003, the Fund paid advisory fees under similar terms to IFG of $1,450,544. Effective November 25, 2003, AIM entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. (“INVESCO”) whereby AIM pays INVESCO 40% of the fee paid by the Fund to AIM.

AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Operating Expenses (excluding certain items discussed below) of Class A, Class B, Class C and Investor Class shares to 1.34%, 1.99%, 1.99% and 1.24% of net assets, respectively. AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Class A, Class B and Class C, shares to 2.10%, 2.75% and 2.75%, of net assets, respectively, through August 31, 2005. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the caps stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund’s day-to-day operations), or items designated as such by the Fund’s Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors. For the year ended August 31, 2004, AIM waived fees of $368,769.

For the period of November 25, 2003 through August 31, 2004, AIM reimbursed transfer agency expenses of the Fund of $5,623, $1,642, $2,906, $731,538 and $69 for Class A, Class B, Class C, Investor Class and Institutional Class shares, respectively. Prior to November 25, 2003, IFG reimbursed transfer agency expenses of $5,271, $1,280, $6,506 and $845,877 for Class A, Class B, Class C and Investor Class shares, respectively. For the period November 25, 2003 through August 31, 2004, AIM reimbursed class-specific expenses of the Fund of $3,635, $3,274, $0 and $1,642 for Class B, Class C, Investor Class and Institutional Class shares, respectively. Prior to November 25, 2003, IFG did not reimburse class-specific expenses of the Fund. For the period November 25, 2003 through August 31, 2004, AIM did not reimburse fund level expenses of the Fund. Prior to November 25, 2003, IFG reimbursed fund level expenses of the Fund of $36,019.

For the year ended August 31, 2004, at the direction of the Trustees of the Trust, AMVESCAP PLC (“AMVESCAP”) has assumed $58,540 of expenses incurred by the Fund in connection with matters related to recently settled regulatory actions and investigations concerning market timing activity in the AIM and INVESCO Funds including legal, audit, shareholder servicing, communication and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations.

Pursuant to a master administrative services agreement with AIM, the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period November 25, 2003 through August 31, 2004, the Fund paid AIM $321,297 for such services. Prior to November 25, 2003, the Trust had an administrative services agreement with IFG. For the period September 1, 2003 through November 24, 2003, under similar terms, the Fund paid IFG $65,246 for such services.

The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. (“AISI”) a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. For the Institutional Class, the advisor has voluntarily agreed to reimburse class specific transfer agent fees and expenses to the extent necessary to limit transfer agency fees to 0.10% of the average net assets. There were no reimbursements made pursuant to this agreement during the period. For the period September 1, 2003 through September 30, 2003, the Fund paid IFG $582,518. For the period October 1, 2003 through August 31, 2004, the Fund paid AISI $3,015,401. AISI may make payments to intermediaries to provide omnibus account services, sub-accounting services and/or networking services.

The Trust has entered into a master distribution agreement with A I M Distributors, Inc. (“AIM Distributors”) to serve as the distributor for the Class A, Class B, Class C, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Class A, Class B and Class C Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, or Invester Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. The Fund, pursuant to the Investor Class Plan, pays AIM Distributors for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Pursuant to the Plans, for the year ended August 31, 2004, the Class A, Class B, Class C and Investor Class shares paid $19,967, $12,403, $26,234 and $2,186,007, respectively. AIM has reimbursed $82,663 of Investor Class expenses for the INVESCO Balanced Fund, which was acquired by the Fund, related to an overpayment of prior period Rule 126-1 fees paid to INVESCO Distributors, Inc., the prior distributor and an AIM affiliate.

Front-end sales commissions and contingent deferred sales charges (“CDSC”) (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the year ended August 31, 2004, AIM Distributors advised the Fund that it retained $5,214 in front-end sales commissions from the sale of Class A shares and $0, $32 and $1,326 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of AIM, AISI, INVESCO and/or AIM Distributors.

NOTE 3—Investments in Affiliates

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the period ended August 31, 2004.

Investments of Daily Available Cash Balances:

Fund	Market Value 08/31/03	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 08/31/04	Dividend Income	Realized Gain (Loss)
INVESCO Treasurer’s Money Market Reserve Fund(a)	$8,800,217	$536,071,265	$(517,209,384)	$—	$27,662,098	$170,353	$—

Investments of Cash Collateral from Securities Lending Transactions:

Fund	Market Value 08/31/03	Purchases at Cost	Proceeds from Sales	Unrealized Appreciation (Depreciation)	Market Value 08/31/04	Dividend Income(b)	Realized Gain (Loss)
INVESCO Treasurer’s Money Market Reserve Fund(a)	$—	$2,439,445	$(2,439,445)	$—	$—	$1,087	$—
Total	$8,800,217	$538,510,710	$(519,648,829)	$—	$27,662,098	$171,440	$—

(a)	Effective October 15, 2004, INVESCO Treasurer’s Money Market Reserve Fund was renamed Premier Portfolio.
(b)	Dividend income is net of income rebate paid to security lending counterparties.

NOTE 4—Expense Offset Arrangement

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended August 31, 2004, the Fund received credits in transfer agency fees of $1,261 under an expense offset arrangement, which resulted in a reduction of the Fund’s total expenses of $1,261.

NOTE 5—Trustees’ Fees

Trustees’ fees represent remuneration paid to each Trustee of the Trust who is not an “interested person” of AIM. Trustees have the option to defer compensation payable by the Trust. Those Trustees who defer compensation have the option to select various AIM Funds and INVESCO Funds in which their deferral accounts shall be deemed to be invested.

Current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees that also participate in a retirement plan and receive benefits under such plan.

Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

During the year ended August 31, 2004, the Fund paid legal fees of $3,147 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Borrowings

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds and the INVESCO Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund’s aggregate borrowings from all sources exceeds 10% of the Fund’s total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended August 31, 2004, the Fund had average interfund borrowings for the number of days the borrowings were outstanding, in the amount of $17,775,000 with a weighted average interest rate of 1.46% and interest expense of $709.

Effective December 9, 2003, the Fund became a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company (“SSB”). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. The Fund did not borrow under the facility during the year ended August 31, 2004.

The Fund had available a committed Redemption Line of Credit Facility (“LOC”), from a consortium of national banks, to be used for temporary or emergency purposes to meet redemption needs. The LOC permitted borrowings to a maximum of 10% of the net assets at value of the Fund. Each fund agreed to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. The funds which were party to the LOC were charged a commitment fee of 0.10% on the unused balance of the committed line. The Fund did not borrow under the LOC during the year ended August 31, 2004. The agreement expired on December 3, 2003.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank. In either case, the custodian bank will be compensated at an amount equal to the Federal Funds rate plus 100 basis points.

NOTE 7—Portfolio Securities Loaned

The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested. At August 31, 2004, there were no securities out on loan to brokers. For the year ended August 31, 2004, the Fund received dividends on cash collateral net of income rebate paid to counterparties of $1,087 for securities lending transactions.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Distributions to Shareholders:

The tax character of distributions paid during the years ended August 31, 2004, the three months ended August 31, 2003 and the year ended May 31, 2003 was as follows:

	Year ended August 31, 2004	Three months ended August 31, 2003	Year ended May 31, 2003
Distributions paid from:
Ordinary income	$9,776,695	$3,029,123	$23,578,246
Long-term capital gain	—	—	19,310,571
Total distributions	$9,776,695	$3,029,123	$42,888,817

Tax Components of Net Assets:

As of August 31, 2004, the components of net assets on a tax basis were as follows:	2004
Undistributed ordinary income	$1,385,864
Unrealized appreciation — investments	9,529,487
Temporary book/tax differences	(263,766)
Capital loss carryforward	(99,281,661)
Shares of beneficial interest	773,094,103
Total net assets	$684,464,027

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited based on the results of future transactions under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of August 31, 2004 to utilizing $37,680,573 of capital loss carryforward in the fiscal year ended August 31, 2005.

The Fund utilized $46,172,250 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of August 31, 2004 which expires as follows:

Expiration	Capital Loss Carryforward*
August 31, 2008	$96,201,876
August 31, 2009	3,079,785
Total capital loss carryforward	$99,281,661
*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 4, 2003, the date of the reorganization of INVESCO Balanced Fund into the Fund, are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended August 31, 2004 was $890,363,922 and $1,082,657,261, respectively.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$32,814,985
Aggregate unrealized (depreciation) of investment securities	(23,285,498)
Net unrealized appreciation of investment securities	$9,529,487

Cost of investments for tax purposes is $679,042,265.

NOTE 10—Reclassification of Permanent Differences

As a result of capital loss carryforward limitations and tax deferrals acquired in the reorganization of INVESCO Balanced Fund into the Fund, undistributed net investment income was decreased by $49,998, undistributed net realized gain (loss) was decreased by $139,775,224 and shares of beneficial interest increased by $139,825,222. These reclassifications had no effect on the net assets of the Fund.

NOTE 11—Share Information

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Investor Class and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

Changes in Shares Outstanding(a)
	Year ended August 31, 2004		Three months ended August 31, 2003		Year ended May 31, 2003
	Shares	Amount	Shares	Amount	Shares	Amount
Sold:
Class A	100,948	$2,345,620	3,836	$83,522	97,195	$2,060,140
Class B	52,707	1,205,274	4,240	92,039	23,446	495,653
Class C	88,849	2,018,182	58,588	1,283,309	195,554	4,119,897
Investor Class	5,284,173	123,975,933	1,871,239	41,852,486	9,129,088	196,083,892
Institutional Class(b)	1	75	—	—	—	—
Issued as reinvestment of dividends:
Class A	2,906	67,025	79	1,738	1,053	22,066
Class B	144	3,296	41	899	754	15,749
Class C	386	8,880	64	1,419	1,004	20,775
Investor Class	406,083	9,584,558	133,107	2,998,901	1,980,593	42.329,594
Institutional Class(b)	5	125	—	—	—	—
Issued in connection with acquisitions:(c)
Class A	358,553	8,129,264	—	—	—	—
Class B	12,188	274,073	—	—	—	—
Class C	141,108	3,196,730	—	—	—	—
Investor Class	18,158,568	421,589,898	—	—	—	—
Institutional Class(b)	457	10,372	—	—	—	—
Automatic conversion of Class B shares to Class A shares:(d)
Class A	616	14,249	—	—	—	—
Class B	(620)	(14,249)	—	—	—	—
Reacquired:
Class A	(293,293)	(6,843,585)	(6,040)	(132,490)	(76,664)	(1,616,139)
Class B	(17,882)	(407,375)	(3,380)	(72,715)	(1,218)	(23,368)
Class C	(161,274)	(3,700,978)	(56,839)	(1,250,795)	(184,935)	(3,899,641)
Investor Class	(29,734,616)	(698,630,574)	(4,032,844)	(90,192,939)	(18,683,127)	(400,808,650)
	(5,599,993)	$(137,173,207)	(2,027,909)	$(45,334,626)	(7,517,257)	$(161,200,032)
(a)	There are three entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 27.67% of the outstanding shares of the Fund. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.
(b)	Institutional Class shares commenced sales on November 3, 2003.
(c)	As of the open of business on November 4, 2003, the Fund acquired all of the net assets of INVESCO Balanced Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 9, 2003 and INVESCO Balanced Fund shareholders on October, 21 2003. The acquisition was accomplished by a tax-free exchange of 18,670,874 shares of the Fund for 31,479,083 shares of INVESCO Balanced Fund outstanding as of the close of business on October 31, 2003. INVESCO Balanced Fund’s net assets at that date of $433,200,337 including $30,493,394 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $771,031,986.
(d)	Prior to the year ended August 31, 2004, conversion of Class B shares to Class A shares were included in Class A shares sold and Class B shares reacquired.

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Year ended August 31, 2004		Three months ended August 31, 2003		Year ended May 31, 2003	March 28, 2002 (Date sales commenced) to May 31, 2002
Net asset value, beginning of period	$22.02		$21.47		$24.08	$25.28
Income from investment operations:
Net investment income	0.22		0.05		0.63	0.03
Net gains (losses) on securities (both realized and unrealized)	0.74		0.59		(1.89)	(0.95)
Total from investment operations	0.96		0.64		(1.26)	(0.92)
Less distributions:
Dividends from net investment income	(0.22)		(0.09)		(0.66)	(0.28)
Distributions from net realized gain	—		—		(0.69)	—
Total distributions	(0.22)		(0.09)		(1.35)	(0.28)
Net asset value, end of period	$22.76		$22.02		$21.47	$24.08
Total return(a)	4.34%		3.00%		(4.99)%	(3.64)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$4,393		$513		$546	$93
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.34	%(b)	1.34	%(c)	1.34%	1.18	%(c)
Without fee waivers and/or expense reimbursements	1.58	%(b)	2.57	%(c)	1.94%	1.18	%(c)
Ratio of net investment income to average net assets	1.14	%(b)	1.40	%(c)	1.76%	2.11	%(c)
Portfolio turnover rate(d)	156%		47%		45%	54%
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(b)	Ratios are based on average daily net assets of $5,704,863.
(c)	Annualized.
(d)	Not annualized for periods less than one year.

NOTE 12—Financial Highlights (continued)

	Class B
	Year ended August 31, 2004		Three months ended August 31, 2003		Year ended May 31, 2003	March 28, 2002 (Date sales commenced) to May 31, 2002
Net asset value, beginning of period	$21.85		$21.31		$24.08	$25.28
Income from investment operations:
Net investment income	0.10		0.05		0.54	0.02
Net gains (losses) on securities (both realized and unrealized)	0.71		0.54		(1.94)	(0.96)
Total from investment operations	0.81		0.59		(1.40)	(0.94)
Less distributions:
Dividends from net investment income	(0.07)		(0.05)		(0.68)	(0.26)
Distributions from net realized gain	—		—		(0.69)	—
Total distributions	(0.07)		(0.05)		(1.37)	(0.26)
Net asset value, end of period	$22.59		$21.85		$21.31	$24.08
Total return(a)	3.71%		2.79%		(5.54)%	(3.76)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$1,676		$604		$570	$91
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.99	%(b)	1.99	%(c)	2.01%	1.86	%(c)
Without fee waivers and/or expense reimbursements	2.56	%(b)	3.07	%(c)	3.33%	1.86	%(c)
Ratio of net investment income to average net assets	0.49	%(b)	0.73	%(c)	1.13%	1.27	%(c)
Portfolio turnover rate(d)	156%		47%		45%	54%
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(b)	Ratios are based on average daily net assets of $1,240,287.
(c)	Annualized.
(d)	Not annualized for periods less than one year.

NOTE 12—Financial Highlights (continued)

	Class C
	Year ended August 31, 2004		Three months ended August 31, 2003		Year ended May 31,			February 14, 2000 (Date sales commenced) to May 31, 2000
					2003	2002	2001
Net asset value, beginning of period	$22.03		$21.47		$23.60	$26.07	$27.30	$26.71
Income from investment operations:
Net investment income	0.10		0.03		0.12	0.05	0.43	0.29
Net gains (losses) on securities (both realized and unrealized)	0.71		0.57		(1.54)	(1.71)	(0.94)	0.87
Total from investment operations	0.81		0.60		(1.42)	(1.66)	(0.51)	1.16
Less distributions:
Dividends from net investment income	(0.07)		(0.04)		(0.02)	(0.08)	(0.02)	(0.57)
Distributions from net realized gain	—		—		(0.69)	(0.73)	(0.70)	—
Total distributions	(0.07)		(0.04)		(0.71)	(0.81)	(0.72)	(0.57)
Net asset value, end of period	$22.77		$22.03		$21.47	$23.60	$26.07	$27.30
Total return(a)	3.68%		2.79%		(5.91)%	(6.44)%	(1.78)%	4.40%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$2,449		$847		$787	$591	$334	$10
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.99	%(b)	1.99	%(c)	2.24%	2.59%	2.30%	2.94	%(c)
Without fee waivers and/or expense reimbursements	2.52	%(b)	3.26	%(c)	3.49%	2.59%	2.30%	2.94	%(c)
Ratio of net investment income to average net assets	0.49	%(b)	0.60	%(c)	0.89%	0.46%	0.84%	1.46	%(c)
Portfolio turnover rate(d)	156%		47%		45%	54%	76%	49%
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(b)	Ratios are based on average daily net assets of $2,623,404.
(c)	Annualized.
(d)	Not annualized for periods less than one year.

NOTE 12—Financial Highlights (continued)

	Investor Class
	Year ended August 31, 2004		Three months ended August 31, 2003		Year ended May 31,
					2003	2002	2001	2000
Net asset value, beginning of period	$22.53		$21.96		$24.28	$26.75	$27.74	$32.37
Income from investment operations:
Net investment income	0.29		0.09		0.40	0.39	0.55	0.81
Net gains (losses) on securities (both realized and unrealized)	0.73		0.57		(1.63)	(1.74)	(0.29)	(3.47)
Total from investment operations	1.02		0.66		(1.23)	(1.35)	0.26	(2.66)
Less distributions:
Dividends from net investment income	(0.25)		(0.09)		(0.40)	(0.39)	(0.55)	(0.81)
Distributions from net realized gain	—		—		(0.69)	(0.73)	(0.70)	(1.16)
Total distributions	(0.25)		(0.09)		(1.09)	(1.12)	(1.25)	(1.97)
Net asset value, end of period	$23.30		$22.53		$21.96	$24.28	$26.75	$27.74
Total return(a)	4.50%		2.99%		(4.85)%	(5.13)%	1.08%	(8.29)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$675,936		$786,180		$810,787	$1,080,197	$1,462,543	$2,326,899
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.23	% (b)	1.24	%(c)	1.26%	1.49%	1.27%	1.00%
Without fee waivers and/or expense reimbursements	1.47	% (b)	1.41	%(c)	1.50%	1.49%	1.27%	1.00%
Ratio of net investment income to average net assets	1.25	% (b)	1.48	%(c)	1.90%	1.57%	1.98%	2.60%
Portfolio turnover rate(d)	156%		47%		45%	54%	76%	49%
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(b)	Ratios are based on average daily net assets of $874,402,937.
(c)	Annualized.
(d)	Not annualized for periods less than one year.

	Institutional Class
	November 3, 2003 (Date sales commenced) to August 31, 2004
Net asset value, beginning of period	$22.77
Income from investment operations:
Net investment income	0.28
Net gains on securities (both realized and unrealized)	0.01
Total from investment operations	0.29
Less dividends from net investment income	(0.27)
Net asset value, end of period	$22.79
Total return(a)	1.27%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$11
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	0.99	%(b)
Without fee waivers and/or expense reimbursements	20.48	%(b)
Ratio of net investment income to average net assets	1.49	%(b)
Portfolio turnover rate(c)	156%
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(b)	Ratios are annualized and based on average daily net assets of $10,630.
(c)	Not annualized for periods less than one year.

NOTE 13—Legal Proceedings

Terms used in this Legal Proceedings Note are defined terms solely for the purpose of this note.

The mutual fund industry as a whole is currently subject to regulatory inquiries and litigation related to a wide range of issues. These issues include, among others, market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders.

As described more fully below, INVESCO Funds Group, Inc. (“IFG”), the former investment advisor to certain AIM Funds, A I M Advisors, Inc. (“AIM”), the Fund’s investment advisor, and A I M Distributors, Inc. (“ADI”), the distributor of the retail AIM Funds and a wholly owned subsidiary of AIM, reached final settlements with the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), the Colorado Division of Securities (“CODS”) and the Secretary of State of the State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG.

In addition, as described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

As a result of the matters discussed below, investors in the AIM Funds might react by redeeming their investments. This might require the Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Funds.

Settled Enforcement Actions and Investigations Related to Market Timing

On October 8, 2004, AMVESCAP PLC (“AMVESCAP”), the parent company of IFG and AIM, announced that final settlements had been reached with the SEC, the NYAG, the COAG and the Secretary of State of Georgia to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. A final settlement also has been reached with the Colorado Division of Securities (“CODS”) with respect to this matter. In their enforcement actions and investigations, these regulators alleged, in substance, that IFG and AIM failed to disclose in the prospectuses for the AIM Funds that they advised and to the independent directors/trustees of such Funds that IFG and AIM had entered into certain arrangements permitting market timing of such Funds, thereby breaching their fiduciary duties to such Funds. As a result of the foregoing, the regulators alleged that IFG, AIM and ADI breached various Federal and state securities, business and consumer protection laws. Under the terms of the settlements, IFG, AIM and ADI consent to the entry of settlement orders or assurances of discontinuance, as applicable, by the regulators containing certain terms, some of which are described below, without admitting or denying any wrongdoing.

Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Of the $325 million total payment, half will be paid on or before December 31, 2004 and the remaining half will be paid on or before December 31, 2005. AIM and ADI agreed to pay a total of $50 million, of which $30 million is civil penalties. The entire $50 million payment by AIM and ADI will be paid by November 7, 2004.

The entire $325 million IFG settlement payment will be available for distribution to the shareholders of those AIM Funds that IFG formerly advised that were harmed by market timing activity, and the entire $50 million settlement payment by AIM and ADI will be available for distribution to the shareholders of those AIM Funds advised by AIM that were harmed by market timing activity, all as to be determined by an independent distribution consultant to be appointed under the settlements. The settlement payments will be distributed in accordance with a methodology to be determined by the independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC.

Under the settlements with the NYAG and COAG, AIM has agreed to reduce management fees on the AIM Funds by $15 million per year for the next five years, based upon effective fee rates and assets under management as of July 1, 2004, and not to increase certain management fees. IFG will also pay $1.5 million to the COAG to be used for investor education purposes and to reimburse the COAG for actual costs. Finally, IFG and AIM will pay $175,000 to the Secretary of State of Georgia to be used for investor education purposes and to reimburse the Secretary of State for actual costs.

None of the costs of the settlements will be borne by the AIM Funds or by Fund shareholders.

Under the terms of the settlements, AIM will make certain governance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant, a corporate ombudsman and, as stated above, an independent distribution consultant. Also, commencing in 2007 and at least once every other year thereafter, AIM will undergo a compliance review by an independent third party.

In addition, under the terms of the settlements, AIM has undertaken to cause the AIM Funds to operate in accordance with certain governance policies and practices, including retaining a full-time independent senior officer whose duties will include monitoring compliance and managing the process by which proposed management fees to be charged the AIM Funds are negotiated. Also, commencing in 2008 and not less than every fifth calendar year thereafter, the AIM Funds will hold shareholder meetings at which their Boards of Trustees will be elected.

On October 8, 2004, the SEC announced that it had settled a market timing enforcement action against Raymond R. Cunningham, the former president and chief executive officer of IFG and a former member of the board of directors of the AIM Funds formerly advised by IFG. As part of the settlement, the SEC ordered Mr. Cunningham to pay $1 in restitution and civil penalties in the amount of $500,000. In addition, the SEC prohibited Mr. Cunningham from associating with an investment advisor, broker, dealer or investment company for a period of two years and further prohibited him from serving as an officer or director of an investment advisor, broker, dealer or investment company for a period of five years.

On August 31, 2004, the SEC announced that it had settled market timing enforcement actions against Timothy J. Miller, the former chief investment officer and a former portfolio manager for IFG, Thomas A. Kolbe, the former national sales manager of IFG, and Michael D. Legoski, a former assistant vice president in IFG’s

NOTE 13—Legal Proceedings (continued)

sales department. As part of the settlements, the SEC ordered Messrs. Miller, Kolbe and Legoski to pay $1 in restitution each and civil penalties in the amounts of $150,000, $150,000 and $40,000, respectively. In addition, the SEC prohibited each of them from associating with an investment advisor or investment company for a period of one year, prohibited Messrs. Miller and Kolbe from serving as an officer or director of an investment advisor or investment company for three years and two years, respectively, and prohibited Mr. Legoski from associating with a broker or dealer for a period of one year.

As referenced by the SEC in the SEC’s settlement order, one former officer of ADI and one current officer of AIM (who has taken a voluntary leave of absence) have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to market timing activity in the AIM Funds.

At the direction of the trustees of the AIM Funds, AMVESCAP has agreed to pay all of the expenses incurred by such Funds related to the market timing investigations, including expenses incurred in connection with the regulatory complaints against IFG alleging market timing and the market timing investigations with respect to IFG and AIM.

The payments made in connection with the above-referenced settlements by IFG, AIM and ADI will total $375 million. Additionally, management fees on the AIM Funds will be reduced by $15 million per year for the next five years. Whether and to what extent management fees will be reduced for any particular AIM Fund is unknown at the present time. Also, the manner in which the settlement payments will be distributed is unknown at the present time and will be determined by an independent distribution consultant to be appointed under the settlements. Therefore, management of AIM and the Fund are unable at the present time to estimate the impact, if any, that the distribution of the settlement amounts may have on the Fund or whether such distribution will have an impact on the Fund’s financial statements in the future.

At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the ongoing matters described below may have on AIM, ADI or the Fund.

Ongoing Regulatory Inquiries Concerning IFG and AIM

IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. These regulators include the SEC, the NASD, Inc. (“NASD”), the Florida Department of Financial Services, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. IFG and certain of these other parties also have received more limited inquiries from the United States Department of Labor (“DOL”) and the United States Attorney’s Office for the Southern District of New York, some of which concern one or more of the AIM Funds formerly advised by IFG. IFG is providing full cooperation with respect to these inquiries.

AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. These regulators include the SEC, the NASD, the Department of Banking for the State of Connecticut, the Attorney General of the State of West Virginia, the West Virginia Securities Commission and the Bureau of Securities of the State of New Jersey. AIM and certain of these other parties also have received more limited inquiries from the SEC, the NASD, the DOL, the Internal Revenue Service, the United States Attorney’s Office for the Southern District of New York, the United States Attorney’s Office for the Central District of California, the United States Attorney’s Office for the District of Massachusetts, the Massachusetts Securities Division and the U.S. Postal Inspection Service, some of which concern one or more AIM Funds. AIM is providing full cooperation with respect to these inquiries.

Private Civil Actions Alleging Market Timing

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, A I M Management Group Inc. (“AIM Management”), AMVESCAP, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal and state securities laws; (ii) violation of various provisions of ERISA; (iii) breach of fiduciary duty; and/or (iv) breach of contract. These lawsuits were initiated in both Federal and state courts and seek such remedies as compensatory damages; restitution; injunctive relief; disgorgement of management fees; imposition of a constructive trust; removal of certain directors and/or employees; various corrective measures under ERISA; rescission of certain Funds’ advisory agreements; interest; and attorneys’ and experts’ fees.

All lawsuits based on allegations of market timing, late trading, and related issues have been transferred to the United States District Court for the District of Maryland (the “MDL Court”) for consolidated or coordinated pre-trial proceedings. Pursuant to an Order of the MDL Court, plaintiffs consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act purportedly brought on behalf of participants in AMVESCAP’s 401(k) plan. Plaintiffs in one of the underlying lawsuits transferred to the MDL Court continue to seek remand of their action to state court.

NOTE 13—Legal Proceedings (continued)

Private Civil Actions Alleging Improper Use of Fair Value Pricing

Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) common law breach of duty; and (iii) common law negligence and gross negligence. These lawsuits have been filed in both Federal and state courts and seek such remedies as compensatory and punitive damages; interest; and attorneys’ fees and costs.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc., ADI and/or INVESCO Distributors, Inc.) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and/or (iii) breach of contract. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; rescission of certain Funds’ advisory agreements and distribution plans; interest; prospective relief in the form of reduced fees; and attorneys’ and experts’ fees.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Closed Funds or Share Classes

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; and (ii) breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as damages; injunctive relief; and attorneys’ and experts’ fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions. These lawsuits allege a variety of theories of recovery, including but not limited to: (i) violation of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) aiding and abetting a breach of fiduciary duty. These lawsuits have been filed in Federal courts and seek such remedies as compensatory and punitive damages; rescission of certain Funds’ advisory agreements and distribution plans and recovery of all fees paid; an accounting of all fund-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and attorneys’ and experts’ fees.

PART C

OTHER INFORMATION

Item 23.		Exhibits
a(1)	–	(a) Agreement and Declaration of Trust of AIM Combination Stock & Bond Funds dated July 29, 2003.[2]

	–	(b) Amendment No. 1 dated December 10, 2003 to Agreement and Declaration of Trust.(8)

	–	(c) Amendment No. 2 dated October 15, 2004 to Agreement and Declaration of Trust.(8)

b	–	(a) Bylaws adopted effective July 29, 2003.[2]

	–	(b) Amendment No. 1 dated November 6, 2003 to Bylaws.(8)

	–	(c) Amendment No. 2 dated September 15, 2004 to Bylaws.(8)

c	–	Provisions of instruments defining the rights of holders of Registrant’s securities are contained in Articles II, VI, VII and X of the Agreement and Declaration of Trust and Articles IV, V and VI of the Bylaws of the Registrant.

d(1)	–	(a) Master Investment Advisory Agreement dated November 25, 2003 between Registrant and A I M Advisors, Inc.(8)

(b) Amendment No. 1 dated October 15, 2004 to Master Investment Advisory Agreement.(8)

(2)	–	Master Intergroup Sub-Advisory Contract for Mutual Funds dated November 25, 2003 between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.(8)

(3)		Amendment No. 1 to Master Intergroup Sub-Advisory Contract for Mutual Funds dated October 15, 2004 between A I M Advisors, Inc. and INVESCO Institution (W.A.), Inc.(8)

e(1)	–	(a) Amended and Restated Master Distribution Agreement (all Classes of Shares except Class B shares) dated August 18, 2003, between Registrant and A I M Distributors, Inc.(7)

	–	(b) Amendment No. 1 dated October 29, 2003 to Amended and Restated Master Distribution Agreement (all Classes of Shares except Class B Shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(7)

	–	(c) Amendment No. 2 dated November 4, 2003 to Amended and Restated Master Distribution Agreement (all Classes of Shares except Class B Shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(7)

	–	(d) Amendment No. 3, dated November 20, 2003, to the Amended and Restated Master Distribution Agreement (all Classes of Shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(8)

	–	(e) Amendment No. 4, dated November 24, 2003, to the Amended and Restated Master Distribution Agreement (all Classes of Shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(8)

	–	(f) Amendment No. 5, dated November 25, 2003, to the Amended and Restated Master Distribution Agreement (all Classes of Shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(8)

	–	(g) Amendment No. 6, dated January 6, 2004, to the Amended and Restated Master Distribution Agreement (all Classes of Shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(8)

	–	(h) Amendment No. 7, dated March 31, 2004, to the Amended and Restated Master Distribution Agreement (all Classes of Shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(8)

	–	(i) Amendment No. 8, dated April 30, 2004, to the Amended and Restated Master Distribution Agreement (all Classes of Shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(8)

	–	(j) Amendment No. 9 dated September 14, 2004 to the Amended and Restated Master Distribution Agreement (all Classes of Shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(8)

	–	(k) Amendment No. 10 dated September 15, 2004 to the Amended and Restated Master Distribution Agreement (all Classes of Shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(8)

	–	(l) Amendment No. 11 dated October 15, 2004 to the Amended and Restated Master Distribution Agreement (all Classes of Shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(8)

(2)	–	(a) Amended and Restated Master Distribution Agreement dated August 18, 2003 (Class B shares).(7)

	–	(b) Amendment No. 1 dated October 1, 2003 to Amended and Restated Master Distribution Agreement (Class B Shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(7)

	–	(c) Amendment No. 2 dated October 29, 2003 to Amended and Restated Master Distribution Agreement (Class B Shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(7)

	–	(d) Amendment No. 3 dated November 3, 2003 to Amended and Restated Master Distribution Agreement (Class B Shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(7)

	–	(e) Amendment No. 4 dated November 4, 2003 to Amended and Restated Master Distribution Agreement (Class B Shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.(7)

	–	(f) Amendment No. 5 dated November 20, 2003 to the Amended and Restated Master Distribution Agreement (Class B shares) dated August 18, 2003, between Registrant and A I M Distributors, Inc.(8)

	–	(g) Amendment No. 6 dated November 24, 2003 to the Amended and Restated Master Distribution Agreement (Class B shares) dated August 18, 2003, between Registrant and A I M Distributors, Inc.(8)

	–	(h) Amendment No. 7 dated November 25, 2003 to the Amended and Restated Master Distribution Agreement (Class B shares) dated August 18, 2003, between Registrant and A I M Distributors, Inc.(8)

	–	(i) Amendment No. 8 dated March 31, 2004 to the Amended and Restated Master Distribution Agreement (Class B shares) dated August 18, 2003, between Registrant and A I M Distributors, Inc.(8)

	–	(j) Amendment No. 9 dated April 30, 2004 to the Amended and Restated Master Distribution Agreement (Class B shares) dated August 18, 2003, between Registrant and A I M Distributors, Inc.(8)

	–	(k) Amendment No. 10 dated September 15, 2004, to the Amended and Restated Master Distribution Agreement (Class B shares) dated August 18, 2003, between Registrant and A I M Distributors, Inc.(8)

	–	(l) Amendment No. 11 dated October 15, 2004 to the Amended and Restated Master Distribution Agreement (Class B shares) dated August 18, 2003, between Registrant and A I M Distributors, Inc.(8)

f(1)	–	AIM Funds Retirement Plan for Eligible Directors/Trustees (to be filed)

f(2)		AIM Funds Director Deferred Compensation Agreement (to be filed)

g	–	(a) Master Custodian Agreement, dated May 8, 2001, between Registrant and State Street Bank and Trust Company.(1)

(b) Amendment dated May 10, 2002 to Master Custodian Agreement, dated May 8, 2001, between Registrant and State Street Bank and Trust Company.(1)

	–	(c) Amendment No. 2, dated as of December 8, 2003, to Master Custodian Agreement, dated May 8, 2001, between Registrant and State Street Bank and Trust Company.(8)

	–	(d) Amendment No. 3, dated as of April 30, 2004, to Master Custodian Agreement, dated May 8, 2001, between Registrant and State Street Bank and Trust Company.(8)

	–	(e) Amendment No. 4 dated as of September 8, 2004, to Mater Custodian Contract, dated May 8, 2001, between Registrant and State Street Bank and Trust Company.(8)

h(1)	–	(a) Transfer Agency Agreement dated November 20, 2003 between Registrant and AIM Investment Services, Inc.(8)

	–	(b) Amendment No. 1 dated November 24, 2003, to Transfer Agency Agreement between Registrant and AIM Investment Services, Inc.(8)

	–	(c) Amendment No. 2 dated May 1, 2004, to Transfer Agency Agreement between Registrant and AIM Investment Services, Inc.(8)

(2)	–	Transfer Agency and Service Agreement dated July 1, 2004 between Registrant and AIM Investment Services, Inc.(8)

(3)	–	(a) Master Administrative Services Agreement dated November 25, 2003 between Registrant and A I M Advisors, Inc.(8)

	–	(b) Amended and Restated Master Administrative Services Agreement dated July 1, 2004, between Registrant and A I M Advisors, Inc.(8)

	–	(c) Amendment No. 1 dated October 15, 2004 to Amended and Restated Master Administrative Services Agreement dated July 1, 2004, between Registrant and A I M Advisors, Inc.(8)

(4)	–	Agreement and Plan of Reorganization with respect to the reorganization of INVESCO Balanced Fund, a series of INVESCO Combination Stock & Bond Funds, Inc., into INVESCO Total Return Fund, another series of INVESCO Combination Stock & Bond Funds, Inc. dated as of August 13, 2003.(4)

(5)	–	Agreement and Plan of Reorganization, dated as of August 13, 2003, which provides for the redomestication of INVESCO Combination Stock & Bond Funds, Inc. as a Delaware statutory trust and, in connection therewith, the sale of all of its assets and its dissolution as a Maryland Corporation.(4)

(6)	–	Memorandum of Agreement dated November 25, 2003, regarding Securities Lending between Registrant, and A I M Advisors, Inc.(8)

(7)		Memorandum of Agreement dated September 1, 2004, between registrant and A I M Advisors, Inc.(8)

i	–	None

j	–	(1) Consent of Ballard Spahr Andrews & Ingersoll, LLP(8)

	–	(2) Consent of Independent Registered Public Accounting Firm(8)

(3) Opinion, dated November 3, 2003, of Kirkpatrick & Lockhart LLP, regarding certain United States federal income tax consequences in connection with the transfer of the property and assets of INVESCO Balanced Fund into INVESCO Total Return Fund(8)

k	–	Not applicable.

l	–	Not applicable.

m(1)	–	(a) Amended and Restated Master Plan and Agreement of Distribution pursuant to Rule 12b-1 dated July 1, 2003 (Investor Class shares).(7)

	–	(b) Amendment No. 1 dated October 1, 2003 to Amended and Restated Master Plan and Agreement of Distribution pursuant to Rule 12b-1 (Investor Class Shares).(8)

	–	(c) Amendment No. 2 dated November 3, 2003 to Amended and Restated Master Plan and Agreement of Distribution (Investor Class Shares).(8)

	–	(d) Amendment No. 3 dated November 20, 2003, to Amended and Restated Master Plan and Agreement of Distribution (Investor Class Shares).(8)

	–	(e) Amendment No. 4 dated November 24, 2003, to Amended and Restated Master Plan and Agreement of Distribution (Investor Class Shares).(8)

	–	(f) Amendment No. 5 dated November 25, 2003, to Amended and Restated Master Plan and Agreement of Distribution (Investor Class Shares).(8)

(2)	–	(a) Amended and Restated Master Distribution Plan dated July 1, 2004 (Investor Class shares).(8)

	–	(b) Amendment No. 1 dated October 15, 2004 to Amended and Restated Master of Distribution Plan (Investor Class Shares).(8)

(3)	–	(a) Amended and Restated Master Distribution Plan (Class A shares) dated August 18, 2004(7).

	–	(b) Amendment No. 1 dated October 29, 2003 to Registrant’s Amended and Restated Master Distribution Plan (Class A Shares).(7)

	–	(c) Amendment No. 2 dated November 4, 2003 to Registrant’s Amended and Restated Master Distribution Plan (Class A Shares).(7)

	–	(d) Amendment No. 3, dated November 20, 2003, to Registrant’s Amended and Restated Master Distribution Plan (Class A Shares).(8)

	–	(e) Amendment No. 4, dated November 24, 2003, to Registrant’s Amended and Restated Master Distribution Plan (Class A Shares).(8)

	–	(f) Amendment No. 5, dated November 25, 2003, to Registrant’s Amended and Restated Master Distribution Plan (Class A Shares).(8)

	–	(g) Amendment No. 6, dated March 31, 2004, to Registrant’s Amended and Restated Master Distribution Plan (Class A Shares).(8)

	–	(h) Amendment No. 7, dated April 30, 2004, to Registrant’s Amended and Restated Master Distribution Plan (Class A Shares).(8)

	–	(i) Amendment No. 8 dated September 15, 2004 to Registrant’s Amended and Restated Master Distribution Plan (Class A Shares).(8)

	–	(j) Amendment No. 9 dated October 15, 2004 to Registrant’s Amended and Restated Master Distribution Plan (Class A Shares).(8)

(4)	–	(a) Amended and Restated Master Distribution Plan (Class B shares) (Securitization Feature) dated August 18, 2003.(7).

	–	(b) Amendment No. 1 dated October 29, 2003 to Registrant’s Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature).(7)

	–	(c) Amendment No. 2 dated November 4, 2003 to Registrant’s Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature).(7)

	–	(d) Amendment No. 3, dated November 20, 2003, to the Registrant’s Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature).(8)

	–	(e) Amendment No. 4, dated November 24, 2003, to the Registrant’s Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature).(8)

	–	(f) Amendment No. 5, dated November 25, 2003, to the Registrant’s Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature).(8)

	–	(g) Amendment No. 6, dated March 31, 2004, to the Registrant’s Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature).(8)

	–	(h) Amendment No. 7, dated April 30, 2004, to the Registrant’s Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature).(8)

	–	(i) Amendment No. 8, dated September 15, 2004, to the Registrant’s Amended and Restated Master Distribution Plan (Class B shares) (Securitization Feature).(8)

	–	(j) Amendment No. 9 dated October 15, 2004 to the Registrant’s Amended and Restated Master Distribution Plan (Class B shares) (Securitization Feature).(8)

(5)	–	(a) Amended and Restated Master Distribution Plan (Class C shares) dated August 18, 2003.(7)

	–	(b) Amendment No. 1 dated October 29, 2003 to Registrant’s Amended and Restated Master Distribution Plan (Class C Shares).(7)

	–	(c) Amendment No. 2 dated November 4, 2003 to Registrant’s Amended and Restated Master Distribution Plan (Class C Shares).(7)

	–	(d) Amendment No. 3, dated November 20, 2003, to the Registrant’s Amended and Restated Master Distribution Plan (Class C Shares).(8)

	–	(e) Amendment No. 4, dated November 24, 2003, to the Registrant’s Amended and Restated Master Distribution Plan (Class C Shares).(8)

	–	(f) Amendment No. 5, dated November 25, 2003, to the Registrant’s Amended and Restated Master Distribution Plan (Class C Shares).(8)

	–	(g) Amendment No. 6, dated March 31, 2004 to the Registrant’s Amended and Restated Master Distribution Plan (Class C Shares).(8)

	–	(h) Amendment No. 7, dated April 30, 2004, to the Registrant’s Amended and Restated Master Distribution Plan (Class C Shares).(8)

	–	(i) Amendment No. 8 dated September 15, 2004 to the Registrant’s Amended and Restated Master Distribution Plan (Class C Shares).(8)

	–	(j) Amendment No. 9 dated October 15, 2004 to the Registrant’s Amended and Restated Master Distribution Plan (Class C Shares).(8)

(6)	–	(a) Amended and Restated Master Distribution Plan (Class K shares) dated August 18, 2003.(7)

	–	(b) Amendment No. 1 dated October 1, 2003 to Registrant’s Amended and Restated Master Distribution Plan (Class K Shares).(7)

	–	(c) Amendment No. 2 dated November 3, 2003 to Registrant’s Amended and Restated Master Distribution Plan (Class K Shares).(7)

	–	(d) Amendment No. 3 dated November 20, 2003, to the Registrant’s Amended and Restated Master Distribution Plan (Class K Shares).(8)

	–	(e) Amendment No. 4 dated November 24, 2003 to the Registrant’s Amended and Restated Master Distribution Plan (Class K Shares).(8)

	–	(f) Amendment No. 5 dated November 25, 2003 to the Registrant’s Amended and Restated Master Distribution Plan (Class K Shares).(8)

	–	(g) Amendment No. 6 dated October 15, 2004 to the Registrant’s Amended and Restated Master Distribution Plan (Class K Shares).(8)

(7)	–	Form of Master Related Agreement to Amended and Restated Master Distribution Plan (Class A Shares).(7)

(8)	–	Form of Master Related Agreement to Amended and Restated Master Distribution Plan (Class C Shares).(7)

(9)	–	Form of Master Related Agreement to Amended and Restated Master Distribution Plan (Class K Shares).(7)

(10)	–	Form of Master Related Agreement to Amended and Restated Master Distribution Plan (Reimbursement) (Investor Class Shares).(8)

n	–	Fifth Amended and Restated Multiple Class Plan of the AIM Family of Funds ® Pursuant to Rule 18f-3 under the Investment Company Act of 1940. Effective December 12, 2001 as amended and restated March 4, 2002, as amended and restated October 31, 2002 as further amended and restated effective July 21, 2003, and as further amended and restated effective August 18, 2003, and as further amended and restated May 12, 2004.(8)

o	–	Not applicable.

p(1)	–	Code of Ethics Pursuant to Rule 17j-1. [3]

(2)	–	The AIM Management Group Code of Ethics, adopted May 1, 1981, as last amended June 13, 2003, relating to A I M Management Group, Inc. and A I M Advisors, Inc. and its wholly owned and indirect subsidiaries.[6]

(3)	–	INVESCO Institutional (N.A.) Inc. Code of Ethics.(8)

q	–	Powers of Attorney for Baker, Bayley, Bunch, Crockett, Dowden, Dunn, Fields, Frischling, Lewis, Pennock, Quigley, Sklar, Soll, and Williamson.(8)

(1)	Previously filed with PEA No. 20 to the Registration Statement on September 6, 2002 and incorporated by reference herein.
(2)	Previously filed with PEA No. 24 to the Registration Statement on August 28, 2003 and incorporated by reference herein.
(3)	Previously filed with PEA No. 23 to the Registrant Statement on August 12, 2003 and incorporated by reference herein. (Identical except for the name of the Registrant (AIM Combination Stock & Bond Funds) and the date of the Agreement.)
(4)	Previously filed with the Registration Statement on Form N-14 of INVESCO Combination Stock & Bond Funds, Inc. on August 13, 2003 and incorporated herein by reference.
(5)	Previously filed with PEA No. 23 to the Registration Statement on August 12, 2003.
(6)	Previously filed with PEA No. 7 to the Registration Statement of AIM Equity Funds filed on July , 2003 and incorporated by reference herein.
(7)	Previously filed with PEA No. 26 to the Registration Statement on November 25, 2003 and incorporated by reference herein.
(8)	Filed herein

Item 24.	Persons Controlled by or Under Common Control With the Trust

No person is presently controlled by or under common control with the Trust.

Item 25.	Indemnification

Indemnification provisions for officers, directors, and employees of the Registrant are set forth in Article VIII of the Registrant’s Agreement and Declaration of Trust and Article VIII of its Bylaws, and are hereby incorporated by reference. See Item 23(a) and (b) above. Under the Agreement and Declaration of Trust dated July 29, 2003, (i) Trustees or officers, when acting in such capacity, shall not be personally liable for any act, omission or obligation of the Registrant or any Trustee or officer except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Trust; (ii) every Trustee, officer, employee or agent of the Registrant shall be indemnified to the fullest extent permitted under the Delaware Statutory Trust act, the Registrant’s Bylaws and other applicable law; (iii) in case any shareholder or former shareholder of the Registrant shall be held to be personally liable solely by reason of his being or having been a shareholder of the Registrant or any portfolio or class and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or general successor) shall be entitled, out of the assets belonging to the applicable portfolio (or allocable to the applicable class), to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Bylaws and applicable law. The Registrant, on behalf of the affected portfolio (or class), shall upon request by the shareholder, assume the defense of any such claim made against the shareholder for any act or obligation of that portfolio (or class). The Registrant, A I M Advisors, Inc. (“AIM”) and other investment companies managed by AIM, their respective officers, trustees, directors and employees are insured under a joint Mutual Fund and Investment Advisory Professional and Directors and Officers Liability Policy.

A I M Advisors, Inc. (“AIM”), the Registrant and other investment companies managed by AIM, their respective officers, trustees, directors and employees (the “Insured Parties”) are insured under a joint Mutual Fund and Investment Advisory Professional and Directors and Officers Liability Policy, issued by ICI Mutual Insurance Company, with a $55,000,000 limit of liability (an additional $10,000,000 coverage applies to independent directors/trustees only).

Section 16 of the Master Investment Advisory Agreement between the Registrant and AIM provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of AIM or any of its officers, directors or employees, that AIM shall not be subject to liability to the Registrant or to any series of the Registrant, or to any shareholder of any series of the Registrant for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of AIM to any series of the Registrant shall not automatically impart liability on the part of AIM to any other series of the Registrant. No series of the Registrant shall be liable for the obligations of any other series of the Registrant.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act will be governed by the final adjudication of such issue.

Paragraph 7 of the Master Intergroup Sub-Advisory Contract for Mutual Funds states:

Limitation of Liability of Sub-Adviser and Indemnification. Sub-Adviser shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by the Fund or the Trust in connection with the matters to which this Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser in the performance by Sub-Adviser of its duties or from reckless disregard by Sub-Adviser of its obligations and duties under this Contract. Any person, even though also an officer, partner, employee, or agent of Sub-Adviser, who may be or become a Trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to a Fund or the Trust or acting with respect to any business of a Fund or the Trust to be rendering such service to or acting solely for the Fund or the Trust and not as an officer, partner, employee, or agent or one under the control or direction of Sub-Adviser even though paid by it.

Item 26.	Business and Other Connections of Investment Advisor

The only employment of a substantial nature of the Advisor’s directors and officers is with the Advisor and its affiliated companies. See “Fund Management” in the Funds’ Prospectuses and “Management of the Funds” in the Statement of Additional Information for information regarding the business of the investment advisor.

Item 27.	Principal Underwriters

(a)	A I M Distributors, Inc., the Registrant’s principal underwriter, also act as principal underwriter to the following investment companies:

AIM Counselor Series Trust

AIM Equity Funds

AIM Floating Rate Fund

AIM Funds Group

AIM Growth Series

AIM International Mutual Funds

AIM Investment Funds

AIM Investment Securities Funds

AIM Sector Funds

AIM Special Opportunities Funds

AIM Stock Funds

AIM Summit Fund

AIM Tax-Exempt Funds

AIM Treasurer’s Series Trust

AIM Variable Insurance Funds

(b)

Name and Principal Business Address*	Position and Officers with Underwriter	Positions and Offices with Registrant
Gene L. Needles	Chairman, Director, President & Chief Executive Officer	None

Mark H. Williamson	Director	Trustee & Executive Vice President

John S. Cooper	Executive Vice President	None

James L. Salners	Executive Vice President	None

James E. Stueve	Executive Vice President	None

Glenda A. Dayton	Senior Vice President	None

Ivy B. McLemore	Senior Vice President	None

David J. Nardecchia	Senior Vice President	None

Margaret A. Vinson	Senior Vice President	None

Gary K. Wendler	Senior Vice President	None

Stephen H. Bitteker	First Vice President	None

Lisa O. Brinkley	Vice President and Chief Compliance Officer	Senior Vice President and Chief Compliance Officer

Kevin M. Carome	Senior Vice President	Senior Vice President, Secretary and Chief Legal Officer

Mary A. Corcoran	Vice President	None

Name and Principal Business Address*	Position and Officers with Underwriter	Positions and Offices with Registrant
Rhonda Dixon-Gunner	Vice President	None

Dawn M. Hawley	Vice President & Treasurer	None

Ofelia M. Mayo	Vice President, General Counsel & Assistant Secretary	Assistant Secretary

Kim T. McAuliffe	Vice President	None

Linda L. Warriner	Vice President	None

Norman W. Woodson	Vice President	None

Kathleen J. Pflueger	Secretary	Assistant Secretary

*	11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

(c)	Not applicable.

Item 28. Location of Accounts and Records

A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, maintains physical possession of each such account, book or other document of the Registrant at its principal executive offices, except for those relating to certain transactions in portfolio securities that are maintained by the Registrant’s Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110 and the Registrant’s Transfer Agent and Dividend Paying Agent, AIM Investment Services, Inc. (formerly, A I M Fund Services, Inc.), P.O. Box 4739, Houston, Texas 77210-4739.

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, Texas on the 30 day of November, 2004.

Registrant:	AIM COMBINATION STOCK & BOND FUNDS

By:	/s/ Robert H. Graham
Robert H. Graham, President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURES	TITLE	DATE
/s/ Robert H. Graham	Trustee & President (Principal Executive Officer)
(Robert H. Graham)		November 30, 2004

/s/ Bob R. Baker*	Trustee	November 30, 2004
(Bob R. Baker)

/s/ Frank S. Bayley*	Trustee	November 30, 2004
(Frank S. Bayley)

/s/ James T. Bunch*	Trustee	November 30, 2004
(James T. Bunch)

/s/ Bruce L. Crockett*	Trustee and Chair	November 30, 2004
(Bruce L. Crockett)

/s/ Albert R. Dowden*	Trustee	November 30, 2004
(Albert R. Dowden)

/s/ Edward K. Dunn, Jr.*	Trustee	November 30, 2004
(Edward K. Dunn, Jr.)

/s/ Jack M. Fields*	Trustee	November 30, 2004
(Jack M. Fields)

/s/ Carl Frischling*	Trustee	November 30, 2004
(Carl Frischling)

/s/ Gerald J. Lewis	Trustee	November 30, 2004
(Gerald J. Lewis)

	Trustee	November 30, 2004
(Prema Mathai-Davis)

/s/ Lewis F. Pennock*	Trustee	November 30, 2004
(Lewis F. Pennock)

/s/ Ruth H. Quigley*	Trustee	November 30, 2004
(Ruth H. Quigley)

	/s/ Louis S. Sklar*	Trustee	November 30, 2004
(Louis S. Sklar)

	/s/ Larry Soll*	Trustee	November 30, 2004
(Larry Soll)

	/s/ Mark H. Williamson*	Trustee &	November 30, 2004
	(Mark H. Williamson)	Executive Vice President

Vice President & Treasurer (Principal Financial and Accounting Officer) Trustee
/s/ Sidney M. Dilgren
	(Sidney M. Dilgren)		November 30, 2004

*By	/s/ Robert H. Graham
Robert H. Graham
Attorney-in-Fact

Robert H. Graham, pursuant to powers of attorney dated November 16, 2004 and filed herewith.

INDEX

Exhibit Number	Description
a(1)(b)	Amendment No. 1 dated December 10, 2003 to Agreement and Declaration of Trust

a(1)(c)	Amendment No. 2 dated October 15, 2004 to Agreement and Declaration of Trust

b(b)	Amendment No. 1 dated November 6, 2003 to Bylaws

b(c)	Amendment No. 2 dated September 15, 2004 to Bylaws

d(1)(a)	Master Investment Advisory Agreement dated November 25, 2003 between Registrant and A I M Advisors, Inc.

d(1)(b)	Amendment No. 1 dated October 15, 2004 to Master Investment Advisory Agreement

d(2)	Master Intergroup Sub-Advisory Contract for Mutual Funds dated November 25, 2003 between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.

d(3)	Amendment No. 1 to Master Sub-Advisory Intergroup Contract for Mutual Funds dated October 15, 2004 between A I M Advisors, Inc. and INVESCO Institution (W.A.), Inc.

e(1)(d)	Amendment No. 3, dated November 20, 2003, to the Amended and Restated Master Distribution Agreement (all Classes of Shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc

e(1)(e)	Amendment No. 4, dated November 24, 2003, to the Amended and Restated Master Distribution Agreement (all Classes of Shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.

e(1)(f)	Amendment No. 5, dated November 25, 2003, to the Amended and Restated Master Distribution Agreement (all Classes of Shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.

e(1)(g)	Amendment No. 6, dated January 6, 2004, to the Amended and Restated Master Distribution Agreement (all Classes of Shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.

e(1)(h)	Amendment No. 7, dated March 31, 2004, to the Amended and Restated Master Distribution Agreement (all Classes of Shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.

e(1)(i)	Amendment No. 8, dated April 30, 2004, to the Amended and Restated Master Distribution Agreement (all Classes of Shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.

e(1)(j)	Amendment No. 9 dated September 14, 2004 to the Amended and Restated Master Distribution Agreement (all Classes of Shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.

e(1)(k)	Amendment No. 10 dated September 15, 2004 to the Amended and Restated Master Distribution Agreement (all Classes of Shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.

e(1)(l)	Amendment No. 11 dated October 15, 2004 to the Amended and Restated Master Distribution Agreement (all Classes of Shares except Class B shares), dated August 18, 2003, between Registrant and A I M Distributors, Inc.

e(2)(f)	Amendment No. 5 dated November 20, 2003 to the Amended and Restated Master Distribution Agreement (Class B shares) dated August 18, 2003, between Registrant and A I M Distributors, Inc.

e(2)(g)	Amendment No. 6 dated November 24, 2003 to the Amended and Restated Master Distribution Agreement (Class B shares) dated August 18, 2003, between Registrant and A I M Distributors, Inc.

e(2)(h)	Amendment No. 7 dated November 25, 2003 to the Amended and Restated Master Distribution Agreement (Class B shares) dated August 18, 2003, between Registrant and A I M Distributors, Inc.

e(2)(i)	Amendment No. 8 dated March 31, 2004 to the Amended and Restated Master Distribution Agreement (Class B shares) dated August 18, 2003, between Registrant and A I M Distributors, Inc.

e(2)(j)	Amendment No. 9 dated April 30, 2004 to the Amended and Restated Master Distribution Agreement (Class B shares) dated August 18, 2003, between Registrant and A I M Distributors, Inc.

e(2)(k)	Amendment No. 10 dated September 15, 2004, to the Amended and Restated Master Distribution Agreement (Class B shares) dated August 18, 2003, between Registrant and A I M Distributors, Inc.

e(2)(l)	Amendment No. 11 dated October 15, 2004 to the Amended and Restated Master Distribution Agreement (Class B shares) dated August 18, 2003, between Registrant and A I M Distributors, Inc.

g(b)	Amendment No. 2, dated as of December 8, 2003, to Master Custodian Agreement, dated May 8, 2001, between Registrant and State Street Bank and Trust Company

g(c)	Amendment No. 3, dated as of April 30, 2004, to Master Custodian Agreement, dated May 8, 2001, between Registrant and State Street Bank and Trust Company

g(d)	Amendment No. [4] dated as of September 8, 2004, to Mater Custodian [Contract], dated May 8, 2001, between Registrant and State Street Bank and Trust Company

h(1)(a)	Transfer Agency Agreement dated November 20, 2003 between Registrant and AIM Investment Services, Inc.

h(1)(b)	Amendment No. 1 dated November 24, 2003, to Transfer Agency Agreement between Registrant and AIM Investment Services, Inc.

h(1)(c)	Amendment No. 2 dated May 1, 2004, to Transfer Agency Agreement between Registrant and AIM Investment Services, Inc.

h(2)	Transfer Agency and Service Agreement dated July 1, 2004 between Registrant and AIM Investment Services, Inc.

h(3)(a)	Master Administrative Services Agreement dated November 25, 2003 between Registrant and A I M Advisors, Inc.

h(3)(b)	Amended and Restated Master Administrative Services Agreement dated July 1, 2004, between Registrant and A I M Advisors, Inc.

h(3)(c)	Amendment No. 1 dated October 15, 2004 to Amended and Restated Master Administrative Services Agreement dated July 1, 2004, between Registrant and A I M Advisors, Inc.

h(6)	Memorandum of Agreement dated November 25, 2003, regarding Securities Lending between Registrant, and A I M Advisors, Inc.

h(7)	Memorandum of Agreement dated September 1, 2004, between registrant and A I M Advisors, Inc.

j(1)	Consent of Ballard Spahr Andrews & Ingersoll, LLP

j(2)	Consent of Independent Registered Public Accounting Firm

j(3)	Opinion dated November 3, 2003 of Kirkpatrick & Lockhart LLP, regarding certain United States federal income tax

m(1)(b)	Amendment No. 1 dated October 1, 2003 to Amended and Restated Master Plan and Agreement of Distribution pursuant to Rule 12b-1 (Investor Class Shares)

m(1)(c)	Amendment No. 2 dated November 3, 2003 to Amended and Restated Master Plan and Agreement of Distribution (Investor Class Shares)

m(1)(d)	Amendment No. 3 dated November 20, 2003, to Amended and Restated Master Plan and Agreement of Distribution (Investor Class Shares)

m(1)(e)	Amendment No. 4 dated November 24, 2003, to Amended and Restated Master Plan and Agreement of Distribution (Investor Class Shares)

m1)(f)	Amendment No. 5 dated November 25, 2003, to Amended and Restated Master Plan and Agreement of Distribution (Investor Class Shares)

m(2)(a)	Amended and Restated Master Distribution Plan dated July 1, 2004 (Investor Class shares)

m(2)(b)	Amendment No. 1 dated October 15, 2004 to Amended and Restated Master of Distribution Plan (Investor Class Shares)

m(3)(d)	Amendment No. 3, dated November 20, 2003, to Registrant’s Amended and Restated Master Distribution Plan (Class A Shares)

m(3)(e)	Amendment No. 4, dated November 24, 2003, to Registrant’s Amended and Restated Master Distribution Plan (Class A Shares)

m(3)(f)	Amendment No. 5, dated November 25, 2003, to Registrant’s Amended and Restated Master Distribution Plan (Class A Shares)

m3)(g)	Amendment No. 6, dated March 31, 2004, to Registrant’s Amended and Restated Master Distribution Plan (Class A Shares)

m(3)(h)	Amendment No. 7, dated April 30, 2004, to Registrant’s Amended and Restated Master Distribution Plan (Class A Shares)

m(3)(i)	Amendment No. 8 dated September 15, 2004 to Registrant’s Amended and Restated Master Distribution Plan (Class A Shares)

m(3)(j)	Amendment No. 9 dated October 15, 2004 to Registrant’s Amended and Restated Master Distribution Plan (Class A Shares)

(m)(4)(d)	Amendment No. 3, dated November 20, 2003, to the Registrant’s Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature)

(m)(4)(e)	Amendment No. 4, dated November 24, 2003, to the Registrant’s Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature)

(m)(4)(f)	Amendment No. 5, dated November 25, 2003, to the Registrant’s Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature)

(m)(4)(g)	Amendment No. 6, dated March 31, 2004, to the Registrant’s Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature)

(m)(4)(h)	Amendment No. 7, dated April 30, 2004, to the Registrant’s Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature)

(m)(4)(i)	Amendment No. 8, dated September 15, 2004, to the Registrant’s Amended and Restated Master Distribution Plan (Class B shares) (Securitization Feature)

(m)(4)(j)	Amendment No. 9 dated October 15, 2004 to the Registrant’s Amended and Restated Master Distribution Plan (Class B shares) (Securitization Feature)

(m)(5)(d)	Amendment No. 3, dated November 20, 2003, to the Registrant’s Amended and Restated Master Distribution Plan (Class C Shares)

(m)(5)(e)	Amendment No. 4, dated November 24, 2003, to the Registrant’s Amended and Restated Master Distribution Plan (Class C Shares)

(m)(5)(f)	Amendment No. 5, dated November 25, 2003, to the Registrant’s Amended and Restated Master Distribution Plan (Class C Shares)

(m)(5)(g)	Amendment No. 6, dated March 31, 2004 to the Registrant’s Amended and Restated Master Distribution Plan (Class C Shares)

(m)(5)(h)	Amendment No. 7, dated April 30, 2004, to the Registrant’s Amended and Restated Master Distribution Plan (Class C Shares)

(m)(5)(i)	Amendment No. 8 dated September 15, 2004 to the Registrant’s Amended and Restated Master Distribution Plan (Class C Shares)

(m)(5)(j)	Amendment No. 9 dated October 15, 2004 to the Registrant’s Amended and Restated Master Distribution Plan (Class C Shares)

m(6)(d)	Amendment No. 3 dated November 20, 2003, to the Registrant’s Amended and Restated Master Distribution Plan (Class K Shares)

m(6)(e)	Amendment No. 4 dated November 24, 2003 to the Registrant’s Amended and Restated Master Distribution Plan (Class K Shares)

m(6)(f)	Amendment No. 5 dated November 25, 2003 to the Registrant’s Amended and Restated Master Distribution Plan (Class K Shares)

m(6)(g)	Amendment No. 6 dated October 15, 2004 to the Registrant’s Amended and Restated Master Distribution Plan (Class K Shares)

m(10)	Form of Master Related Agreement to Amended and Restated Master Distribution Plan (Reimbursement) (Investor Class Shares)

n	Fifth Amended and Restated Multiple Class Plan of the AIM Family of Funds® Pursuant to Rule 18f-3 under the Investment Company Act of 1940. Effective December 12, 2001 as amended and restated March 4, 2002, as amended and restated October 31, 2002 as further amended and restated effective July 21, 2003, and as further amended and restated effective August 18, 2003, and as further amended and restated May 12, 2004

p(3)	INVESCO Institutional (N.A.) Inc. Code of Ethics

q	Powers of Attorney for Baker, Bayley, Bunch, Crockett, Dowden, Dunn, Fields, Frischling, Lewis, Mathai-Davis, Pennock, Quigley, Sklar, Soll, and Williamson